SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the registrant  [X]
Filed by a party other than the registrant [_]
Check the appropriate box:
     [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
     [X]  Preliminary proxy statement
     [_]  Definitive proxy statement
     [_]  Definitive additional materials
     [_]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               CBC HOLDING COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of filing fee (Check the appropriate box):
     [_]     No fee required
     [_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
             0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total  fee  paid:

--------------------------------------------------------------------------------
     [_]  Fee paid previously with preliminary materials:

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     [X]  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount  previously  paid:

                                     $470.80

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     (2)  Form, Schedule or Registration Statement no.:
                                 Schedule 13E-3
--------------------------------------------------------------------------------

     (3)  Filing  Party:
                              CBC Holding Company
--------------------------------------------------------------------------------

     (4)  Date  Filed:

                               September 26, 2005

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
                               CBC HOLDING COMPANY
                             102 West Roanoke Drive
                           Fitzgerald, Georgia  31750
                                 (229) 423-4321



                               ____________, 2006

Dear Shareholder:

     You are cordially invited to attend a special meeting of shareholders, which will be held at the Charles Harris Learning Center at East Central Technical College, located at 667 Perry House Road, Fitzgerald, Georgia 31750, on __________, ____________, 2006, at _____ p.m. I hope that you will be able to attend the meeting, and I look forward to seeing you.

     The purpose of the special meeting is for shareholders to vote on an Agreement and Plan of Reorganization, which provides for the reorganization of CBC Holding Company into a private corporation taxable under Subchapter S of the Internal Revenue Code. Under a subchapter S income tax election, CBC Holding Company will pass its taxable income through to its shareholders for taxation at their personal rates, thus allowing it to avoid paying corporate income tax. As a result, we will be able to generate a higher level of net income. More importantly, this election will permit CBC Holding Company to distribute its net income to shareholders without subjecting the shareholders to additional income taxation upon receipt of distributions from CBC Holding Company.

     The primary purpose of the reorganization plan is to promote more efficient capital utilization and enhance shareholder value by reducing the combined taxes paid by CBC Holding Company and its shareholders under Subchapter S of the Internal Revenue Code. The reorganization plan is also designed to enable us to terminate the registration of our common stock under Section 12(g) of the Securities Exchange Act of 1934, which will result in the elimination of the expenses related to our disclosure and reporting requirements under the Securities Exchange Act. The reorganization plan is likely to decrease the administrative expense incurred in servicing a large number of shareholders who own relatively small numbers of shares.

     We expect that the effective time of the reorganization will be on or before __________, 2006, but it cannot occur until we receive shareholder approval of the reorganization.

     Under the reorganization plan, a shareholder who is a member of one of the 70 Qualifying Family Groups or who is an employee of CBC Holding Company (or its subsidiary) or an emeritus director of CBC Holding Company may choose either to remain a shareholder of CBC Holding Company or to receive cash for his or her shares. A shareholder is a member of one of the 70 Qualifying Family Groups if he or she, together with any of his or her family members electing to be treated as a single shareholder pursuant to Section 1361(c)(1) of the Internal Revenue Code (an "Electing Family Group"), is one of the 70 Electing Family Groups collectively holding the most shares of common stock of CBC Holding Company. A shareholder who is neither a member of one of the 70 Qualifying Family Groups, an employee of CBC Holding Company (or its subsidiary) nor an emeritus director of CBC Holding Company will receive cash for his or her shares.

     If you are a member of one of the 70 Qualifying Family Groups, you will have received a preliminary letter stating so in this package. However, because some shareholders may choose to purchase additional shares after the date of this proxy statement, this preliminary letter is not a final determination of membership in a Qualifying Family Group. CBC Holding Company will make a final determination of the 70 Qualifying Family Groups on __________, 2006 (the "Family Group

Determination Date"). CBC Holding Company will send a letter to members of the final 70 Qualifying Family Groups as well as shareholders who received a preliminary letter but who are no longer members of a Qualifying Family Group shortly after the Family Group Determination Date.

     Any shareholder who (1) is not eligible or who does not wish to be a shareholder of the resulting subchapter S corporation, or (2) is neither a member of one of the 70 Qualifying Family Groups, an employee of CBC Holding Company (or its subsidiary), nor an emeritus director of CBC Holding Company will receive $17.80 in cash in exchange for each share of CBC Holding Company common stock that he or she holds as of the effective time of the reorganization. All other shares of CBC Holding Company common stock will remain outstanding, and each outstanding share of Interim common stock will be cancelled upon the effective time of the reorganization.

     Generally, individuals who are citizens or residents of the United States, estates and certain trusts are eligible to be subchapter S corporation shareholders. Corporations, limited liability companies, partnerships and IRAs, however, are not eligible subchapter S corporation shareholders. If you own
             ---
shares of CBC Holding Company common stock indirectly through an ineligible subchapter S corporation shareholder, those shares will be converted to cash as described above, unless those shares are transferred to an eligible shareholder prior to the effective time of the reorganization.

     ANY SHAREHOLDER WHO IS A MEMBER OF A QUALIFYING FAMILY GROUP, AN EMPLOYEE OF CBC HOLDING COMPANY OR AN EMERITUS DIRECTOR OF CBC HOLDING COMPANY WHO WISHES TO CONTINUE TO BE A CBC HOLDING COMPANY SHAREHOLDER AFTER THE REORGANIZATION MUST SIGN AND RETURN THE FOLLOWING DOCUMENTS TO CBC HOLDING COMPANY AT OR BEFORE 5:00 P.M. ON ____________, 2006:

          - CBC Holding Company Shareholders Agreement (the blue attachment is the signature page); and

          -    S-Corporation Election Form 2553 (the yellow attachment).


     Instructions for completing and returning these documents are included on the gold attachment. Any eligible shareholder who fails to sign and return the CBC Holding Company Shareholders Agreement and S-Corporation Election Form at or before 5:00 p.m. on ____________, 2006 will receive $17.80 per share in cash for their shares of CBC Holding Company Common Stock.

     The board of directors has established ____________, 200__ as the record date for determining shareholders who are entitled to notice of the special meeting and to vote on the

          -    Official notice of the meeting;
          - Proxy statement describing the matters to be voted on at the meeting; and
          - Proxy card for voting at the special meeting (the green attachment).


     The reorganization cannot be completed unless approved by the holders of a majority of the outstanding shares of CBC Holding Company. The directors and executive officers of CBC Holding Company, directly or indirectly, own 34.2% of the outstanding shares and they have committed to vote these shares in favor of the reorganization plan.

     Each of CBC Holding Company's shareholders, whether or not eligible to remain a shareholder of CBC Holding Company after the reorganization, is entitled to statutory dissenters' rights under the reorganization plan. If the shareholders of CBC Holding Company approve the reorganization plan, shareholders who elect to dissent are entitled to receive the "fair value" of their shares of common stock if they comply with the provisions of Article 13 of the Georgia Business Corporation Code regarding the rights of dissenting shareholders. We have attached a copy of Article 13 of the Georgia Business Corporation Code as Appendix D to the accompanying proxy statement.

     Whether or not you plan to attend the special meeting, please complete, sign and date the proxy card and return it to CBC Holding Company in the envelope provided on or before ____________, 2006. If you attend the meeting, you may vote in person, even if you have previously returned your proxy card.

     Please direct any questions you have to Buck Anderson or me at (229) 423-4321. Although we cannot advise you regarding the effect that each of the options available to you through the reorganization plan may have on you individually, as each individual's circumstances may differ, we can assist you in completing the attached documents. On behalf of the board of directors, I urge you to vote for approval of the reorganization plan.


                                   Sincerely,


                                   George M. Ray
                                   President and Chief Executive Officer

                               CBC HOLDING COMPANY
                             102 West Roanoke Drive
                           Fitzgerald, Georgia  31750
                                 (229) 423-4321

                  NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ____________, 200_

     A special meeting of shareholders of CBC Holding Company will be held on __________, ____________, 200_, at _____ p.m. at the Charles Harris Learning
Center at East Central Technical College, located at 667 Perry House Road, Fitzgerald, Georgia 31750, for the following purposes:

     (1) To vote on an Agreement and Plan of Reorganization providing for the reorganization of CBC Holding Company into a private corporation taxable under subchapter S of the Internal Revenue Code. A copy of the reorganization plan is attached as Appendix A to the proxy statement accompanying this notice.

     (2) To transact any other business as may properly come before the meeting or any adjournments of the meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE REORGANIZATION PLAN.


     Each of CBC Holding Company's shareholders, whether or not eligible to remain a shareholder of CBC Holding Company after the reorganization, is entitled to statutory dissenters' rights under the reorganization plan. If the shareholders of CBC Holding Company approve the reorganization plan, shareholders who elect to dissent are entitled to receive the "fair value" of their shares of common stock if they comply with the provisions of Article 13 of the Georgia Business Corporation Code regarding the rights of dissenting shareholders. We have attached a copy of Article 13 of the Georgia Business Corporation Code as Appendix D to the accompanying proxy statement.
                    ----------

     The board of directors has set the close of business on ____________, 200_, as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting or any adjournment of the meeting.

     We hope that you will be able to attend the meeting. We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign, and return the enclosed form of proxy as soon as possible. Promptly returning your form of proxy will help ensure the greatest number of shareholders are present whether in person or by proxy.

     If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.

                                   By Order of the Board of Directors,


                                   George M. Ray
                                   President and Chief Executive Officer

____________, 2006

                               CBC HOLDING COMPANY
                             102 West Roanoke Drive
                           Fitzgerald, Georgia  31750
                                 (229) 423-4321

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                       FOR SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON ____________, 2006

--------------------------------------------------------------------------------

     The board of directors of CBC Holding Company has determined that it is in the best interests of CBC Holding Company and its shareholders to reorganize CBC Holding Company to become a private company and elect to be taxed as a subchapter S corporation. CBC Holding Company will realize significant cost savings by terminating the registration of its common stock under the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), and its relating reporting obligations. Additionally, after the reorganization, CBC Holding Company and its shareholders will realize significant tax benefits by the Company electing to be taxed as a subchapter S corporation.

     In order to effect the reorganization, the board of directors adopted an Agreement and Plan of Reorganization that provides for the merger of CBC Interim Corporation ("Interim") with and into CBC Holding Company. Pursuant to the reorganization plan, CBC Holding Company will be the surviving corporation and will make an election to be taxed as a subchapter S corporation after the reorganization. We formed Interim as a Georgia corporation and wholly-owned subsidiary of CBC Holding Company solely to facilitate the reorganization.

     The reorganization will be effective when we file the articles of merger of Interim with and into CBC Holding Company with the Georgia Secretary of State. We expect that the effective time of the reorganization will be on or before ___________, 2006, but it cannot occur until we receive shareholder approval of the reorganization.

     Under the reorganization plan, a shareholder who is a member of one of the 70 Qualifying Family Groups (defined below) or who is an employee of CBC Holding Company (or its subsidiary) or an emeritus director of CBC Holding Company may choose either to remain a shareholder of CBC Holding Company or to receive cash for his or her shares. A shareholder who is neither a member of one of the 70 Qualifying Family Groups, an employee of CBC Holding Company (or its subsidiary) nor an emeritus director of CBC Holding Company will receive cash for his or her shares.

     Each share of CBC Holding Company common stock held of record, or beneficially in the case of shares held in street name, immediately prior to the effective time of the reorganization will be converted into the right to receive $17.80 in cash unless you are:

     - a shareholder who is eligible to be a subchapter S corporation shareholder; and
                       ---

     - a shareholder who signs and delivers the CBC Holding Company Shareholders Agreement and S-Corporation Election Form to CBC Holding Company on or before ____________, 2006; and
                                                   ---

     - a shareholder who, together with any of your family members electing to be treated as a single shareholder, pursuant to Section 1361(c)(1) of the Internal Revenue Code (an "Electing Family Group"), is one of the 70 Electing Family Groups collectively holding the most shares of common stock of CBC Holding Company (the "Qualifying Family Groups") OR an employee of CBC Holding Company (or its subsidiary) OR an emeritus director of CBC Holding Company.

     If you are a member of one of the 70 Qualifying Family Groups, you will have received a preliminary letter stating so in this package. However, because some shareholders may choose to purchase additional shares after the date of this proxy statement, this preliminary letter is not a final determination of membership in a Qualifying Family Group. CBC Holding Company will make a final determination of the 70 Qualifying Family Groups on __________, 2006 (the "Family Group Determination Date"). CBC Holding Company will send a letter to members of the final 70 Qualifying Family Groups as well as shareholders who received a preliminary letter but who are no longer members of a Qualifying Family Group, if any, shortly after the Family Group Determination Date.

     All other shares of CBC Holding Company common stock shall remain outstanding after the effective time of the reorganization. Each outstanding share of Interim common stock will be cancelled upon the effective time of the reorganization.

     An Electing Family Group is made up of family members who elect to be treated as one shareholder for subchapter S purposes in accordance with Section 1361(c)(1) of the Internal Revenue Code. Up to six generations of family members may elect to be included in an Electing Family Group. Family members include the common ancestor and the lineal descendants of the common ancestor (including spouses and former spouses). CBC Holding Company has determined that the 70 Electing Family Groups who collectively hold the most shares of common stock of CBC Holding Company as of the Family Group Determinate Date will make up the 70 Qualifying Family Groups who are entitled to retain their shares following the reorganization. In order to be treated as a subchapter S corporation for taxation purposes, the corporation must have fewer than 100 shareholders, including Electing Family Groups. By selecting 70 as the number of Qualifying Family Groups and providing for 8 additional employees and 2 emeritus directors, CBC Holding Company will fall below the 100 Electing Family Group limit.

     Shareholders who are not members of one of the 70 Qualifying Family Groups may wish to purchase additional shares in order to be included in the 70 Qualifying Family Groups. The number of Qualifying Family Groups will not change between the date of this proxy statement and the effective date of the reorganization. A final determination of the shareholders included in the 70 Qualifying Family Groups will be made on ___________, 2006.

     Generally, individuals who are citizens or residents of the United States, estates and certain trusts are eligible to be subchapter S corporation shareholders. Corporations, limited liability companies, partnerships and IRAs, however, are not eligible subchapter S corporation shareholders. If you own
             ---
shares of CBC Holding Company common stock indirectly through an ineligible subchapter S corporation shareholder, those shares will be converted to cash as described above, unless those shares are transferred to an eligible shareholder prior to the effective time of the reorganization.

     If you have questions regarding your eligibility to be a shareholder of a subchapter S corporation, or if you wish to confirm your status as a member of one of the 70 Qualifying Family Groups, you may contact George M. Ray at (229) 423-4321. Shareholders who hold their shares of CBC Holding Company in a trust are urged to consult their own legal and tax advisors as to the specific consequences of the reorganization to them and their eligibility be shareholders of a subchapter S corporation.

     This proxy statement provides you with detailed information about the proposed reorganization of CBC Holding Company. We encourage you to read this entire document carefully.

     The board of directors has determined that the terms of the reorganization are fair to unaffiliated shareholders who will receive cash for their shares and unaffiliated shareholders who will retain their shares. In conformity with Georgia law, those shareholders who receive cash in exchange for their shares of CBC Holding Company common stock will receive what we believe to be the fair value of their shares, without taking into effect the proposed reorganization of CBC Holding Company. The board of directors of CBC Holding Company, including the directors who are not employees of CBC Holding Company, has unanimously approved the reorganization plan. The reorganization cannot be completed, however, unless approved by the holders of a majority of the outstanding shares of CBC Holding Company. The directors and executive officers of CBC Holding Company, directly or indirectly, own 34.2% of the outstanding shares and they have committed to vote these shares in favor of the reorganization plan.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE REORGANIZATION PLAN OR THE TRANSACTIONS CONTEMPLATED THEREBY OR DETERMINED IF THIS PROXY STATEMENT IS TRUTHFUL OR COMPLETE. THE SEC HAS NOT PASSED UPON THE FAIRNESS OR MERITS OF THE REORGANIZATION PLAN OR THE TRANSACTIONS CONTEMPLATED THEREBY OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE DATE OF THIS PROXY STATEMENT IS ____________, 2006. WE FIRST MAILED THIS PROXY STATEMENT TO THE SHAREHOLDERS OF CBC HOLDING COMPANY ON OR ABOUT THAT DATE.

                                IMPORTANT NOTICES

     Our common stock is not a deposit or bank account and is not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

     We have not authorized any person to give any information or to make any representations other than the information and statements included in this proxy statement. You should not rely on any other information. The information contained in this proxy statement is correct only as of the date of this proxy statement, regardless of the date it is delivered or when the reorganization is effected.

     We will update this proxy statement to reflect any factors or events arising after its date that individually or together represent a material change in the information included in this document.

     We make forward-looking statements in this proxy statement that are subject to risks and uncertainties. Forward-looking statements include information about possible or assumed future results of the operations or our performance after the reorganization is accomplished. When we use words such as "believes," "anticipates," "expects," "intends," "targeted," and similar expressions, we are making forward-looking statements that are subject to risks and uncertainties. Various future events or factors may cause our results of operations or performance to differ materially from those expressed in our forward-looking statements. These factors include:

     (1) changes in economic conditions, both nationally and in our primary market area;

     (2) changes in governmental monetary and fiscal policies, as well as legislative and regulatory changes;

     (3) the effect of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements;

     (4) the effects of competition from other financial service providers operating in our primary market area and elsewhere; and

     (5) the failure of assumptions underlying the establishment of reserves for possible loan losses and estimations of values of collateral and various financial assets and liabilities.

     The words "we," "our," and "us," as used in this proxy statement, refer to CBC Holding Company and its wholly-owned subsidiaries, collectively, unless the context indicates otherwise.

     You should not construe the contents of this proxy statement or any communication from CBC Holding Company, whether written or oral, as legal, tax, accounting or other expert advice. You should consult with your own counsel, accountant or other professional advisor as to all matters concerning an investment in shares of CBC Holding Company common stock.

                                         TABLE OF CONTENTS

                                                                                               Page
SUMMARY TERM SHEET. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1

QUESTIONS AND ANSWERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8

SPECIAL FACTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11

  PURPOSE OF THE REORGANIZATION PLAN. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
  ALTERNATIVES CONSIDERED BY THE BOARD OF DIRECTORS . . . . . . . . . . . . . . . . . . . . .    12
  BACKGROUND OF THE REORGANIZATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13
  REASONS FOR THE REORGANIZATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    15
  POTENTIAL DISADVANTAGES OF THE REORGANIZATION . . . . . . . . . . . . . . . . . . . . . . .    16
  EFFECTS OF THE REORGANIZATION ON CBC HOLDING COMPANY. . . . . . . . . . . . . . . . . . . .    17
  EFFECTS OF THE REORGANIZATION ON AFFILIATES . . . . . . . . . . . . . . . . . . . . . . . .    18
  EFFECTS OF THE REORGANIZATION ON SHAREHOLDERS GENERALLY . . . . . . . . . . . . . . . . . .    19
  EFFECT OF SUBCHAPTER S ELECTION ON THE COMPANY AND ITS SHAREHOLDERS . . . . . . . . . . . .    21
  FINANCING OF THE REORGANIZATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    22
  ABILITY TO RAISE FUTURE CAPITAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    22
  BENEFITS OF CBC HOLDING COMPANY TO THE COMMUNITY. . . . . . . . . . . . . . . . . . . . . .    22
  FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION PLAN. . . . . . . . . . . . . . . . .    23
  PRO FORMA EFFECT OF THE REORGANIZATION PLAN . . . . . . . . . . . . . . . . . . . . . . . .    25
  RECOMMENDATION OF THE BOARD OF DIRECTORS; FAIRNESS OF THE REORGANIZATION PLAN . . . . . . .    25
  CBC HOLDING COMPANY AFFILIATES' DETERMINATION OF FAIRNESS OF THE REORGANIZATION PLAN. . . .    30
  OPINION OF INDEPENDENT FINANCIAL ADVISOR. . . . . . . . . . . . . . . . . . . . . . . . . .    30

INFORMATION REGARDING SPECIAL MEETING OF SHAREHOLDERS . . . . . . . . . . . . . . . . . . . .    40

  TIME AND PLACE OF MEETING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    40
  RECORD DATE AND MAILING DATE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    40
  NUMBER OF SHARES OUTSTANDING. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    40
  PURPOSE OF SPECIAL MEETING. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    40
  VOTING AT THE SPECIAL MEETING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    40
  DISSENTERS' RIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    40
  PROCEDURES FOR VOTING BY PROXY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    41
  REQUIREMENTS FOR SHAREHOLDER APPROVAL . . . . . . . . . . . . . . . . . . . . . . . . . . .    41
  SOLICITATION OF PROXIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    42

DESCRIPTION OF THE PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    43

  THE REORGANIZATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    43
  SOURCE OF FUNDS AND EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    48
  PRO FORMA EFFECT OF THE REORGANIZATION PLAN . . . . . . . . . . . . . . . . . . . . . . . .    49
  EFFECTIVE TIME OF THE REORGANIZATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .    49
  CASH CONVERSION OF CBC HOLDING COMPANY COMMON STOCK . . . . . . . . . . . . . . . . . . . .    49
  INTERIM COMMON STOCK. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    51
  EXCHANGE OF CBC HOLDING COMPANY STOCK CERTIFICATES. . . . . . . . . . . . . . . . . . . . .    51

DISSENTERS' RIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    52

DESCRIPTION OF CBC HOLDING COMPANY AND INTERIM. . . . . . . . . . . . . . . . . . . . . . . .    56

  BUSINESS OF CBC HOLDING COMPANY AND BUSINESS OF COMMUNITY BANKING COMPANY OF FITZGERALD . .    56
  DIRECTORS AND EXECUTIVE OFFICERS OF CBC HOLDING COMPANY . . . . . . . . . . . . . . . . . .    56
  STOCK OWNERSHIP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    57
  RECENT AFFILIATE TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    59
  MARKET FOR COMMON STOCK . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    59


                                        i

  DESCRIPTION OF COMMON STOCK . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    59
  DIVIDEND POLICY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    61
  LEGAL PROCEEDINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    61
  ADDITIONAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    61

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA . . . . . . . . . . . . . . . . . . . . . . .    62

PRO FORMA CONSOLIDATED FINANCIAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . .    64


                                                  ***


APPENDIX A  AGREEMENT AND PLAN OF REORGANIZATION. . . . . . . . . . . . . . . . . . . . . . .   A-1

APPENDIX B  SHAREHOLDERS AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-1

APPENDIX C  S-CORPORATION ELECTION FORM 2553. . . . . . . . . . . . . . . . . . . . . . . . .   C-1

APPENDIX D  EXCERPTS FROM THE GEORGIA BUSINESS CORPORATION CODE . . . . . . . . . . . . . . .   D-1

APPENDIX E  OPINION OF SOUTHARD FINANCIAL . . . . . . . . . . . . . . . . . . . . . . . . . .   E-1

APPENDIX F  EXCEPRTS FROM CBC HOLDING COMPANY'S 10-KSB
            FOR THE YEAR ENDED DECEMBER 31, 2004. . . . . . . . . . . . . . . . . . . . . . .   F-1

APPENDIX G  EXCERPTS FROM CBC HOLDING COMPANY'S 10-QSB
            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005. . . . . . . . . . . . . . . . . . .   G-1

                               SUMMARY TERM SHEET


     The following is a summary of the material terms of the reorganization plan. We urge you to review the entire proxy statement and accompanying materials carefully.

     - STRUCTURE OF THE REORGANIZATION: The reorganization plan provides for the reorganization of CBC Holding Company into a private corporation taxable under Subchapter S of the Internal Revenue Code through the merger of Interim with and into CBC Holding Company. CBC Holding Company will be the surviving corporation and will elect to be taxed as a subchapter S corporation after the reorganization. Interim is a new Georgia corporation and wholly-owned subsidiary of CBC Holding Company that we organized solely to facilitate the reorganization. See "Description of the Plan-The Reorganization" on page 41.

     - SHAREHOLDER APPROVAL IS REQUIRED: The reorganization cannot be completed unless approved by the holders of a majority of the outstanding shares of CBC Holding Company. The directors and executive officers of CBC Holding Company, directly or indirectly, own 34.2% of the outstanding shares and they have committed to vote these shares in favor of the reorganization plan. See "SPECIAL FACTORS-Recommendation of the Board of Directors; Fairness of the Reorganization Plan" on page 25.

     - DATE THE REORGANIZATION WILL BE EFFECTIVE: The reorganization will be effective when we file the articles of merger of Interim with and into CBC Holding Company with the Georgia Secretary of State. We expect that the effective time of the reorganization will be on or before ___________, 2006, but it cannot occur until we receive shareholder approval of the reorganization. See "Description of the Plan-Effective Time of the Reorganization" on page 41.

     - SOME CBC HOLDING COMPANY SHARES WILL BE CONVERTED TO CASH:A shareholder who is a member of one of the 70 Qualifying Family Groups or is an employee of CBC Holding Company (or its subsidiary) or an emeritus director of CBC Holding Company may choose either to remain a shareholder of CBC Holding Company or to receive cash for his or her shares. A shareholder who is neither a member of one of the 70 Qualifying Family Groups, an employee of CBC Holding Company (or its subsidiary) nor an emeritus director of CBC Holding Company will receive cash for his or her shares.

          - Each share of CBC Holding Company common stock held of record, or beneficially in the case of shares held in street name, immediately prior to the effective time of the reorganization will be converted into the right to receive $17.80 in cash per share unless you are:

            - a shareholder who is eligible to be a subchapter S corporation shareholder; and
                            ---

            - a shareholder who signs and delivers the CBC Holding Company Shareholders Agreement and S-Corporation Election Form to CBC Holding Company on or before ____________, 2006; and
                                                                ---

            - a shareholder who, together with any of your family members electing to be treated as a single shareholder, pursuant to
               Section 1361(c)(1) of the Internal Revenue Code (an "Electing Family Group"), is one of the 70 Electing Family Groups collectively holding the most shares of common stock of CBC Holding Company (the "Qualifying Family Groups") OR an employee of CBC Holding Company (or its subsidiary) OR an emeritus director of CBC Holding Company.

          All other shares of CBC Holding Company common stock will remain outstanding after the effective time of the reorganization. See "Description of the Plan-Cash Conversion of CBC Holding Company Common Stock" on page 41.

          If you are a member of one of the 70 Qualifying Family Groups, you will have received a preliminary letter stating so in this package. However, because some shareholders may choose to purchase additional shares after the date of this proxy statement, this preliminary letter is not a final determination of membership in a Qualifying Family Group. CBC Holding Company will send a letter to members of the final 70 Qualifying Family Groups as well as shareholders who received a preliminary letter but who are no longer members of a Qualifying Family Group shortly after the Family Group Determination Date.

          A shareholder who submits an S-Corporation Election Form to CBC Holding Company may change or revoke his or her election by contacting George M. Ray, President and Chief Executive Officer of CBC Holding Company, at (292) 423-4321 no later than _______ p.m. on _________,
          2006.

     - EFFECTS OF THE REORGANIZATION ON SHAREHOLDERS. See "Special Factors-Effects of the Reorganization" on page 21 for additional information about the effects of the reorganization on shareholders, including:

          For shareholders who retain their shares in the reorganization:

               -    decreased liquidity in CBC Holding Company's common stock;
               - decreased access to publicly available information about CBC Holding Company;
               -    a reduction in book value;
               - a reduction in earnings per share for the year ended December 31, 2005;
               - a slight increase in their respective percentage ownership of our common stock; and
               - increase in transfer restrictions on CBC Holding Company common stock.

          For shareholders receiving cash in the reorganization:

               -    receipt of $17.80 per share in cash;
               -    loss of their equity and voting interest in CBC Holding
                    Company;
               - federal income tax liability for any cash received in the reorganization; and
               - liquidation of a relatively illiquid ownership interest in CBC Holding Company without incurring brokerage costs.

          Additional effects on affiliated shareholders (directors, executive officers and 10% shareholders):

               - elimination of individual reporting obligations under federal securities laws;

               - elimination of a "safe harbor" for dispositions of their shares under federal securities laws; and
               - consolidation of management ownership (from approximately 34.2% to 47.7% of shares outstanding).

     - EFFECTS OF THE REORGANIZATION ON CBC HOLDING COMPANY. As a result of the reorganization:


            - Our number of record shareholders as of _________, 2006, will be reduced from 635 to approximately 241. In determining how many shareholders would receive cash for their shares, the board considered that approximately 70% of the outstanding shares of CBC Holding Company are held by fewer than 241 beneficial owners. When grouped into their respective Electing Family Groups, these 241 shareholders comprise fewer than 70 family groups, with each group being treated as a single shareholder, for subchapter S corporation purposes. The number of outstanding shares of CBC Holding Company common stock will decrease from 731,904 to approximately 511,869, which will result in a decrease in the number of shares that will be available for purchase and sale in the market. In determining that approximately 511,869 shares will remain outstanding after the reorganization, we are assuming that the current 70 Qualifying Family Groups will remain the 70 family groups collectively holding the greatest number of shares and that each of these 70 Qualifying Family Groups will elect to remain as a shareholder of CBC Holding Company following the reorganization;

            - We will be entitled to terminate the registration of our common stock under the Securities Exchange Act, which will mean that we will no longer be required to file reports with the SEC or be classified as a public company;

            - The book value per share of CBC Holding Company common stock as of June 30, 2005 on a historical basis will be reduced by approximately 8.04%, from approximately $13.68 to approximately $12.58 on a pro forma basis;

            - Diluted earnings per share of CBC Holding Company common stock as of the six months ended on June 30, 2005 on a historical basis will increase approximately 111%, from approximately $1.00 to $2.11 on a pro forma basis;

            - Our shareholders' equity as of June 30, 2005 will be reduced by approximately 40%, from $10 million on a historical basis to approximately $6 million on a pro forma basis; and

            - The percentage ownership of CBC Holding Company common stock beneficially owned by its executive officers and directors as a group will increase from 34.2% to 47.7%.

     - REASONS FOR THE REORGANIZATION. Our principal reasons for effecting the reorganization are:

            - the direct and indirect cost savings of over $200,000 per year that we expect to experience as a result of the deregistration of our common stock under the

               Securities Exchange Act and the anticipated decrease in expenses relating to servicing a relatively large number of shareholders holding small positions in our common stock;

            - our belief that our shareholders have not benefited proportionately from the costs relating to the registration of our common stock, principally as a result of the thin trading market for our stock; and

            - reducing the number of shareholders counted for subchapter S purposes to below 100 will allow us to elect to be taxed as a subchapter S corporation.


          See page 15 for more detailed information.

     - FAIRNESS OF THE REORGANIZATION. Each of the "filing persons" for the reorganization, CBC Holding Company, CBC Interim Corporation, Sidney
          S. (Buck) Anderson, James Thomas Casper, III, Charles A. (Pete) Clarke, Sr., John T. Croley, Jr., A.B.C. Dorminy, III, John S. Dunn, Lee Phillip Liles, Steven L. Mitchell, James A. Parrott, II, George M. Ray, Hulin Reeves, Jr., Robert E. Sherrell, John Edward Smith, III, and Wyndall L. Walters, believes the reorganization plan is fair to all of CBC Holding Company's shareholders, including unaffiliated shareholders who will receive cash in the reorganization and unaffiliated shareholders whose shares of CBC Holding Company common stock will remain outstanding after the reorganization. The board of directors has approved the reorganization plan and the transactions contemplated thereby. The opinion of each of the above-named filing persons is based on several factors, which are summarized beginning on page 25. These factors include:

            - Independent Valuation: According to an independent valuation prepared by Southard Financial ("Southard"), the fair value of CBC Holding Company common stock as of May 31, 2005 was $17.80 per share.

            - Opinion of Independent Financial Advisor: Southard has delivered its opinion to our board of directors that the fair value of CBC Holding Company's common stock was $17.80 per share as of May 31, 2005. Southard's opinion combined analyses under various valuation methodologies which, if taken individually, would have resulted in a range of values of CBC Holding Company common stock from approximately $15.50 per share to $21.00 per share. As reflected in Table 10 of Southard's opinion, Southard assigned certain weights to the individual values to properly reflect the relevance of each particular valuation methodology for the purposes of the opinion, resulting in a value per share determination of $17.80. A copy of the opinion is attached as Appendix E. See "Special Factors-Opinion of Independent Financial Advisor" on page 30 for additional information.

            - Multiple over Book Value: The price per share to be paid in the reorganization reflects a multiple of 1.3 times CBC Holding Company's June 30, 2005 book value per share.

            - Earnings Multiple: The price per share that will be paid in the reorganization reflects a multiple of 19 times CBC Holding Company's earnings per share for the year ended December 31, 2004.

            - Historical Market Prices of CBC Holding Company Common Stock: Our stock is not listed on an exchange, and there is not an organized trading market for our common stock. The trading prices of our common stock over the past two years have ranged from $10.00 to $13.50 per share, with trades during the second quarter of 2005 ranging from $10.00 to $13.25.

            - Liquidity Provided: The reorganization will provide liquidity, without brokerage costs, to shareholders receiving cash in the reorganization. We believe this provides a significant benefit to investors seeking a more liquid investment alternative, given the lack of an organized trading market for our stock.


     - EFFECTS OF THE REORGANIZATION ON AFFILIATES. All of our directors and executive officers are affiliates of CBC Holding Company and are deemed by the SEC to be "filing persons" engaged in this transaction. Each of our directors and executive officers participated in the board discussions regarding pursuing a transaction designed to allow CBC Holding Company to be taxed as a subchapter S corporation and to deregister its common stock. Each of our affiliates has a conflict of interest with respect to the reorganization because he or she is in a position to structure the reorganization in a way that benefits the interests of the affiliates differently than the interests of the unaffiliated shareholders. As described under "-Effects of the Reorganization on Affiliates", the reorganization will have various positive effects on our affiliates that it will not have on unaffiliated shareholders.

     - SHAREHOLDER ELIGIBILITY TO REMAIN CBC HOLDING COMPANY SHAREHOLDERS: If you are a member of one of the 70 Qualifying Family Groups, an employee of CBC Holding Company (or its subsidiary) or an emeritus director of CBC Holding Company, in order to be a CBC Holding Company shareholder after the reorganization, you must be eligible to be a subchapter S corporation shareholder and must sign and return the S-Corporation Election Form and Shareholders Agreement to CBC Holding Company at or before 5:00 p.m. on ____________, 200__. Generally, individuals who are citizens or residents of the United States, estates and some trusts can be shareholders of a subchapter S corporation; however, corporations, limited liability companies, partnerships, and IRAs may not be shareholders of a subchapter S corporation. See "Description of the Plan-The Reorganization-Shareholder Eligibility" and "-S-Corporation Election Form 2553" on page 41. Any eligible shareholder who fails to sign and return the Shareholders Agreement by ___________, 200__ will receive $17.80 cash per share. The Shareholders Agreement contains significant transfer restrictions on shares of CBC Holding Company common stock which are designed to prevent an inadvertent termination of CBC Holding Company's subchapter S corporation election. See "Description of the Plan-The Reorganization-Shareholders Agreement" on page41.

     - SHARES HELD IN STREET NAME: If you hold any shares of CBC Holding Company common stock in street name (i.e., through a broker), we will look through the broker to the beneficial owner to the extent we are able in order to determine the total number of shares held by the beneficial owner and whether the beneficial owner is a Georgia resident and an eligible subchapter S corporation shareholder. See "Description of the Plan-Cash Conversion of CBC Holding Company Common Stock-Shares Held in Street Name" on page 41.

     - MARKET FOR CBC HOLDING COMPANY'S COMMON STOCK. The 70 Qualifying Family Groups are made up of the 70 Electing Family Groups collectively holding the most shares of common stock of CBC Holding Company. An individual with no relatives may be an Electing Family Group by his or herself. If your Electing Family Group is not one of the 70 Qualifying Family Groups and you wish to continue to be a shareholder after the reorganization, you must purchase an amount of additional shares of CBC Holding Company common stock which makes your Electing Family Group one of the 70 Electing Family Groups collectively holding the most shares of CBC Holding Company common stock prior to the effective time of the reorganization. The number of shares that a shareholder must own in order to be a member of a Qualifying Family Group will depend on how many shares, if any, are purchased by other shareholders before the Family Group Determination Date. Because there is a limited market for purchasing additional shares and other shareholders may also wish to purchase additional shares in order to be one of the 70 Qualifying Family Groups, the additional shares you may wish to purchase may not be available. To obtain information regarding purchasing additional shares in the open market, please contact George Ray at (229) 423-4321. See "Description of the Plan-Cash Conversion of CBC Holding Company Common Stock-Qualifying Family Groups" on page 41 and "Description of CBC Holding Company and Interim-Market for Common Stock" on page 41.

     - EFFECTS OF SUBCHAPTER S CORPORATION ELECTION ON SHAREHOLDERS AND CBC HOLDING COMPANY: Under a Subchapter S income tax election, CBC Holding Company will pass its taxable income through to its shareholders for taxation at their personal rates, thus allowing it to avoid paying corporate income tax. This election will permit CBC Holding Company to distribute its net income to shareholders without subjecting the shareholders to additional income taxation upon receipt of distributions from CBC Holding Company. Since CBC Holding Company shareholders will become subject to tax on CBC Holding Company's taxable income once the Subchapter S election is effective, we intend to distribute enough of CBC Holding Company's earnings to provide shareholders with cash sufficient to pay their individual tax liabilities. However, because we must comply with the Georgia Business Corporation Code and are subject to the rules and regulations of various regulatory authorities with respect to the declaration of dividends, there can be no assurance that we will be allowed to make distributions in amounts sufficient to cover all of each shareholder's income tax liability that results from being taxed on their respective share of CBC Holding Company's taxable income. See "Description of the Plan-The Reorganization-Subchapter S In General" on page 41 and "Special Factors-Effects of the Subchapter S Election on CBC Holding Company and Shareholders" on page 21.

     - FINANCING FOR THE REORGANIZATION. We estimate that approximately $4 million will be required to pay for the shares of CBC Holding Company common stock exchanged for cash in the reorganization and that the expenses related to the reorganization will be approximately $58,600. We are considering financing the reorganization with the issuance of trust preferred stock. Otherwise we will use cash on hand. See page 22 for more detailed information.

     - DISSENTERS' RIGHTS. All shareholders are entitled to dissenters' rights in connection with the approval of the Plan. If the shareholders of CBC Holding Company approve the reorganization plan, those shareholders who elect to dissent are entitled to receive the "fair value" of their shares of common stock. To perfect dissenters' rights, you must comply with Article 13 of the Georgia Business Corporation Code, which requires, among other things, that you give CBC Holding Company notice of your intent to dissent from the reorganization plan prior to the vote of the shareholders at the special meeting and that you not vote your shares in favor of the reorganization plan. Any shareholder who returns a signed proxy but fails to provide instructions as to the manner in which his or her shares are to be voted will be deemed to have voted in favor of the reorganization plan and will not be entitled to assert dissenters' rights. Failure to vote against the reorganization plan will not result in a waiver of your right to dissent. Furthermore, voting against the reorganization plan will not satisfy the requirement that you provide CBC Holding Company notice of your intent to dissent from the reorganization plan. We have included a copy of Article 13 of the Georgia Business Corporation Code in Appendix D to this proxy statement and a summary of Article 13 under "Dissenters' Rights" beginning on page 41.

                              QUESTIONS AND ANSWERS


Q:   WHY DID YOU SEND ME THIS PROXY STATEMENT?

A: We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your votes for use at a special meeting of shareholders.

     This proxy statement summarizes information that you need to know in order to cast an informed vote at the meeting. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

     We first sent this proxy statement, notice of the special meeting and the enclosed proxy card on or about _______, 2006 to all shareholders entitled to vote. The record date for those entitled to vote is _______, 2006. On that date, there were 731,904 shares of our common stock outstanding. Shareholders are entitled to one vote for each share of common stock held as of the record date.

Q:   WHAT IS THE TIME AND PLACE OF THE SPECIAL MEETING?

A: The special meeting will be held on ______, 2006, at the Charles Harris Learning Center at East Central Technical College, located at 667 Perry House Road, Fitzgerald, Georgia 31750, at _____ p.m. Eastern Time.

Q:   WHO MAY BE PRESENT AT THE SPECIAL MEETING AND WHO MAY VOTE?

A: All holders of our common stock may attend the special meeting in person. However, only holders of our common stock of record as of ______, 2006 may cast their votes in person or by proxy at the special meeting.

Q:   WHAT IS THE VOTE REQUIRED?

A: The proposal to approve the reorganization plan must receive the affirmative vote of the holders of a majority of the votes entitled to be cast. If you do not vote your shares, either in person or by proxy, or if you abstain from voting on the proposal, it has the same effect as if you voted against the proposal to approve the reorganization plan. In addition, if your shares are held in a brokerage account and you do not instruct your broker on how to vote on the proposal, your broker will not be able to vote for you. This will have the same effect as a vote against the proposal to approve the reorganization plan.

Q: WHAT IS THE RECOMMENDATION OF OUR BOARD OF DIRECTORS REGARDING THE REORGANIZATION PLAN?

A: Our board of directors has determined that the reorganization plan is fair to our unaffiliated shareholders, both those who will receive cash for their shares and those who will retain their shares, and that it is advisable and in the best interests of CBC Holding Company and its shareholders as a whole. Our board of directors has therefore approved the reorganization plan and all transactions contemplated thereby and recommends that you vote "FOR" approval of the reorganization plan.

Q:   WHAT DO I NEED TO DO NOW?

A: Please sign, date, and complete your proxy card and promptly return it in the enclosed, self-addressed, prepaid envelope so that your shares can be represented at the special meeting.

Q:   MAY I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A: Yes. Just send by mail a written revocation or a new, later-dated, completed and signed proxy card before the special meeting or attend the special meeting and vote in person. You may not change your vote by facsimile or telephone.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, HOW WILL MY SHARES BE VOTED?

A: Following the directions that your broker will mail to you, you may instruct your broker how to vote your shares. If you do not provide any instructions to your broker, your shares will not be voted on the proposal to approve the reorganization plan.

Q: WILL MY SHARES HELD IN "STREET NAME" OR ANOTHER FORM OF RECORD OWNERSHIP BE COMBINED FOR VOTING PURPOSES WITH SHARES I HOLD OF RECORD?

A: No. Because any shares you may hold in street name will be deemed to be held by a different shareholder than any shares you hold of record, any shares so held will not be combined for voting purposes with shares you hold of record. Similarly, if you own shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and will need to sign and return, a separate proxy card for those shares because they are held in a different form of record ownership. Shares held by a corporation or business entity must be voted by an authorized officer of the entity, and shares held in an IRA must be voted under the rules governing the account.

Q:   IF I AM RECEIVING CASH IN THE REORGANIZATION, WHEN WILL I GET MY MONEY?

A: After the special meeting and the closing of the transaction, we will mail you instructions on how to exchange your stock certificate for cash. After you sign the forms provided and return your stock certificate, we will send you your cash.

Q:   I DO NOT KNOW WHERE MY STOCK CERTIFICATE IS. HOW WILL I GET MY CASH?

A: The materials we will send you will include an affidavit that you will need to sign attesting to the loss of your certificate. We will require that you provide a bond to cover any potential loss to CBC Holding Company.

Q:   WILL I HAVE DISSENTERS' RIGHTS IN CONNECTION WITH THE REORGANIZATION?


A:   Yes.  Please see page 41 and Appendix D for a discussion of dissenters'
                                  ----------
     rights in connection with the reorganization.

Q:   WHAT IF I HAVE QUESTIONS ABOUT REORGANIZATION OR THE VOTING PROCESS?

A: Please direct any questions about the reorganization or the voting process to our President and Chief Executive Officer, George M. Ray, at our main office located at 102 Roanoke Drive, Fitzgerald, Georgia 31750, telephone
     (229) 423-4321.

                                 SPECIAL FACTORS

PURPOSE OF THE REORGANIZATION PLAN

     The primary purpose of the reorganization plan is to promote more efficient capital utilization and enhance shareholder value by reducing the combined taxes paid by CBC Holding Company and its shareholders under Subchapter S of the Internal Revenue Code. The reorganization plan is also designed to enable us to terminate the registration of our common stock under Section 12(g) of the Securities Exchange Act of 1934, which will result in the elimination of the expenses related to our disclosure and reporting requirements under the Securities Exchange Act. The reorganization plan is likely to decrease the administrative expense incurred in servicing a large number of shareholders who own relatively small numbers of shares.

     As a subchapter S corporation, CBC Holding Company will pass through its taxable income to remaining shareholders for taxation at their personal rates, thus allowing CBC Holding Company to avoid paying corporate income tax. As a result, CBC Holding Company will be able to generate a higher level of net income and, consequently, a higher return to its shareholders.

     CBC Holding Company currently has approximately 635 shareholders of record, but approximately 70% of the outstanding shares are held by fewer than 241 beneficial owners. As a result, there is a limited market for CBC Holding Company's shares and the board of directors believes there is little likelihood a more active market will develop. However, since we have more than 300 shareholders of record and are registered under Section 12(g) of the Securities Exchange Act, we are required to comply with the disclosure and reporting requirements under the Securities Exchange Act and the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"). These requirements include preparing and filing current and periodic reports with the SEC regarding our business, financial condition, board of directors and management team, having these reports reviewed by outside counsel and independent auditors, and documenting our internal controls in preparation for an audit to be filed with the SEC. The cost of complying with these requirements is substantial, and in light of the limited trading market for CBC Holding Company's common stock, the board of directors believes CBC Holding Company receives little benefit from being registered under the Securities Exchange Act.

     Because the number of shareholders of a subchapter S corporation is limited to 100 beneficial owners, the reorganization plan is designed to substantially reduce the number of CBC Holding Company's shareholders. Shareholders who are neither a member of one of the 70 Qualifying Family Groups nor an employee or emeritus director of CBC Holding Company will receive cash for their shares. As of ____________, 2006, CBC Holding Company had approximately 394 beneficial owners who were neither a member of one of the 70 Qualifying Family Groups nor an employee or emeritus director. The reorganization plan will allow us to pay these shareholders a price for their shares that the board, in its opinion, believes to be fair while eliminating the costs associated with servicing shareholders who own relatively small numbers of shares. Because CBC Holding Company's common stock will not be registered under the Securities Exchange Act after the reorganization, the reorganization will also allow us to save the administrative, accounting, and legal expenses incurred in complying with the Act's disclosure and reporting requirements. In addition, since there is only a limited trading market for shares of CBC Holding Company's common stock, the payments to shareholders receiving cash in the reorganization will provide an opportunity for those shareholders to realize the full value of their shares.

     Moreover, our business operations are primarily conducted through our banking subsidiary, Community Banking Company of Fitzgerald, which is required to file quarterly financial reports withthe Federal Deposit Insurance Corporation ("FDIC"). These reports are available online at www.fdic.gov.

ALTERNATIVES CONSIDERED BY THE BOARD OF DIRECTORS


     The board of directors routinely reviews and discusses with senior management CBC Holding Company's capital levels, capital utilization and returns to shareholders. In making its determination to adopt the reorganization plan, the board considered other material alternatives. These alternatives were rejected because the board believed the reorganization would be the most cost effective manner in which to achieve its goals of improving capital utilization and shareholder value while also continuing to serve the financial needs of the communities in which it operates. The following is a description of the alternatives considered:

     ISSUER TENDER OFFER. The board of directors considered an issuer tender offer to repurchase shares of its outstanding common stock. The results of an issuer tender offer would be unpredictable, however, due to its voluntary nature. The board was uncertain as to whether this alternative would result in shares being tendered by a sufficient number of shareholders so as to permit CBC Holding Company to elect to become a subchapter S corporation, to reduce its administrative costs related to servicing shareholders who own a relatively small number of shares and to terminate its disclosure and reporting requirements under the Securities Exchange Act. As a result, the board rejected this alternative.

     REVERSE STOCK SPLIT. The board of directors considered declaring a reverse stock split at a ratio of 1-for-551, with cash payments for resulting fractional shares. This alternative would also have the effect of reducing the number of shareholders. A reverse stock split, however, would not provide a mechanism to ensure that all CBC Holding Company shareholders remaining after the reorganization sign both the CBC Holding Company Shareholders Agreement and S-Corporation Election Form. In order for CBC Holding Company to make a subchapter S corporation election, all remaining shareholders must sign the S-Corporation Election Form. Once the subchapter S corporation election is made, the CBC Holding Company Shareholders Agreement is designed to prevent an inadvertent termination of the election. Therefore, a mechanism to ensure that all remaining shareholders sign the CBC Holding Company Shareholders Agreement and S-Corporation Election Form is a key component of the reorganization plan. Accordingly, the board determined that the reorganization plan would be the most effective method of electing to become a subchapter S corporation and rejected the reverse stock split alternative.


     MAINTAINING STATUS QUO. The board considered maintaining the status quo. In that case, CBC Holding Company would continue to incur the significant expenses of being an SEC-reporting company without the expected commensurate benefits and would not be eligible for the potential tax savings of a subchapter S corporation. Thus, the board considered maintaining the status quo not to be in the best interests of CBC Holding Company or its unaffiliated shareholders.

BACKGROUND OF THE REORGANIZATION

     CBC Holding Company has filed reports under the Securities Exchange Act since 1996. These reports include annual, quarterly and current reports presenting and analyzing CBC Holding Company's business, financial condition, results of operations and management structure; ongoing reports regarding insiders' stock transactions and potential short-swing profit liability; and proxy statements disclosing information about our directors and executive officers, their compensation and our corporate governance process. Although our public reporting obligations have existed for several years, the Sarbanes-Oxley Act has added several additional reporting and procedural requirements that have become effective at various points during the past two years. As a result of the Sarbanes-Oxley Act, we have become subject to heightened compliance and documentation requirements in a variety of areas, including disclosure and internal controls, internal and external audit relationships, and the duties and qualifications of our board committees. As a result of these new requirements, our cost of compliance has increased, particularly relative to our limited personnel resources and market capitalization. We anticipate further increases resulting from the upcoming requirement under Section 404 of the Sarbanes-Oxley Act that we document, test and assess our internal control structure and that our external auditors report on management's assessment of our internal control structure. See "-Reasons for the Reorganization" for additional information about cost increases.

     As a result of the expanding requirements, the executive committee of CBC Holding Company began discussing the various strategic alternatives for improving shareholder returns and capital utilization in the second quarter of 2003. During 2003, the board determined that the costs associated with its registration with the SEC outweighed the benefit afforded by the public registration of its stock. Additionally, the board determined that the administrative costs associated with the maintenance of its large stockholder base, relative to the size of the institution, was greater than the benefit received. The executive committee discussed various methods of reducing the number of shareholders, as described above under the heading "Alternatives Considered by the Board of Directors", as well as the expenses associated with registration with the SEC at its regular monthly meetings in each of June, September, November and December of 2003. During this time CBC Holding Company consulted with legal counsel regarding these various methods of reducing its shareholder base, including a reverse stock split and a reorganization of CBC Holding Company, but the board determined not to take any action at that time.

     At a meeting of the board of directors in February 2004, the board discussed the recent change in regulations concerning Subchapter "S" corporations that increased the shareholder limit to 100 family groups. Representatives of Powell Goldstein LLP and Thigpen, Jones, Seaton & Co., P.C. were present at this meeting. At that meeting, the board considered a reorganization which would reduce the shareholder base, save the expenses of SEC registration requirements and administration of a large shareholder base, and enable the Company to obtain Subchapter "S" taxation status, all of which would reduce costs and enhance the potential returns of the remaining shareholders, all the while considering the fair treatment of those shareholders which would not remain shareholders after such actions would be taken.

     During the remainder of 2004, the board gave great consideration to whether it was in the best interests of its shareholders to maintain its status quo. However, the board determined that due to the market conditions in the area and the size of the shareholder base relative to the size of CBC Holding Company, it was in the best interest of the shareholders of CBC Holding Company to seek a course of action which would provide a satisfactory return on investment to the smaller shareholders while preserving the opportunity for the larger shareholders to realize satisfactory returns on their investments as well. During 2004, CBC Holding Company began working with legal counsel to create a plan of reorganization that would accomplish each of its goals and that would be fair to all shareholders of the Company.

     To this end, in April 2005, the board of directors authorized CBC Holding Company's president and chief executive officer to select an independent financial advisor, knowledgeable in valuing financial services companies, to provide an opinion regarding the value of CBC Holding Company's common stock. Accordingly, Southard Financial was retained to provide an opinion regarding the fair value of CBC Holding Company's common stock. CBC Holding Company selected Southard Financial based on (1) its reputation and experience in rendering valuations and fairness opinions, (2) its knowledge of the financial services industry and CBC Holding Company's business and (3) the overall terms, including fees, of the engagement.

     On August 3, 2005, after considering Southard Financial's opinion, the effects of the reorganization plan, the tax consequences, and the pro forma effect of the reorganization plan, the board of directors, including those directors who are not employees of CBC Holding Company, unanimously adopted the Agreement and Plan of Reorganization, which provided for a limited offering of CBC Holding Company's common stock in connection with the reorganization. Southard Financial was asked to determine the fair value of the shares, rather than the price to be paid to shareholders. CBC Holding Company determined that Southard's determination of fair value, which combined analyses pursuant to several valuation methodologies, was the proper price to pay to shareholders not retaining their stock in the reorganization .The Agreement and Plan of Reorganization is attached as Appendix A to this proxy statement. See "Special
                              ----------
Factors-Alternatives Considered by the Board of Directors" on page 12.

     The board believes that the structure of the Agreement and Plan of Reorganization provides the most effective method of reducing the number of shareholders of CBC Holding Company to a level which will allow CBC Holding Company and its remaining shareholders to make an election to be taxed as a subchapter S corporation and to also eliminate CBC Holding Company's registration under the Securities Exchange Act, both of which the board determined will improve shareholder returns and CBC Holding Company's capital utilization. The plan of reorganization is designed to require all of CBC Holding Company's remaining shareholders to execute and deliver the Shareholders Agreement and S-Corporation Election Form. The S-Corporation Election Form must be signed by all of the remaining shareholders to effect the subchapter S corporation election by the transfer of shares to ineligible shareholders or to too large a number of shareholders. The board of directors determined it is necessary for all remaining shareholders to execute the Shareholders Agreement to prevent the inadvertent termination of the subchapter S corporation election. The cash conversion feature of the reorganization plan is structured to allow CBC Holding Company to reduce its number of shareholders by paying shareholders, who own relatively small numbers of shares, as well as other shareholders, a fair price for their shares.

     CBC Holding Company intends to effect the reorganization on or before ___________, 2006 to enable CBC Holding Company to be taxed as a subchapter S corporation for the 2006 tax year.

REASONS FOR THE REORGANIZATION

     As described above in "-Purpose of the Reorganization," the reorganization will allow us to save the administrative, accounting and legal expenses incurred in complying with the disclosure and reporting requirements under the Securities Exchange Act and, secondarily, to eliminate the costs associated with servicing shareholders who own relatively small numbers of shares. We estimate that we will save over $200,000 per year in the following areas as a result of the reduction in the number of shareholders and the elimination of the registration of our common stock under the Securities Exchange Act. This estimate includes anticipated costs related to compliance with Section 404 of the Sarbanes-Oxley Act, which would be effective for our fiscal year ending December 31, 2006.

     We expect to save the following fees and expenses related to the preparation, review and filing of periodic reports on Form 10-KSB and Form 10-QSB and annual proxy statements:

     Legal fees                                       $  30,000
     Independent Auditor Fees                             7,000
     Edgar Conversation Costs                             5,000
     Proxy Solicitation, Printing and Mailing Costs      10,000
     Indirect Management and Staff Time                  22,000
                                                       --------
                                                       $ 74,000

     We expect to save the following fees and expenses related to compliance with the requirements under Section 404 of the Sarbanes Oxley Act:

     Consulting Fees                                  $ 60,000
     Legal fees                                         10,000
     Independent Auditor Fees                           18,000
     Indirect Management and Staff Time                 48,000
                                                      --------
                                                       136,000
                                                      --------
     Total Estimated Annual Savings                    210,000
                                                      ========

     As is noted above, we incur substantial indirect costs in management time spent in securities compliance activities. Although it is impossible to quantify these costs specifically, we estimate that our management and staff spend an average of approximately 14% of their time (equating to approximately nine days per quarter) on activities directly related to compliance with federal securities laws, such as preparing and reviewing SEC-compliant financial statements and periodic reports, maintaining and overseeing CBC Holding Company's disclosure and internal controls, monitoring and reporting transactions and other data relating to insiders' stock ownership, and consulting with external auditors and counsel on compliance issues.

     Eliminating the registration of our common stock under the Securities Exchange Act will also:

     - significantly reduce CBC Holding Company's legal, accounting, and other compliance costs relating to the requirements of the Sarbanes-Oxley Act and the Securities Exchange Act described above; and

     - eliminate the information CBC Holding Company is required to furnish to the SEC and the public.


     In addition, there is no established trading market for CBC Holding Company common stock. Our common stock is not listed on an exchange and has historically been very thinly traded. Any trading activity, as it occurs, takes place in privately negotiated transactions. To our knowledge, our stock has traded at prices ranging from $10.00 to $13.50 per share during the past two years. We do not enjoy sufficient market liquidity to enable our shareholders to trade their shares easily. We also do not have sufficient liquidity in our common stock to enable us to use it as potential acquisition currency. As a result, we do not believe that the registration of our common stock under the Securities Exchange Act has benefited our shareholders in proportion to the costs we have incurred as a result of this registration. Please see "Description of CBC Holding Company and Interim - Market for Common Stock" for additional information.

     We believe that even though the one-time capital cost we will incur to repurchase shares in the reorganization represents a significant multiple of our currently anticipated annual expense savings, we cannot predict that our compliance costs or obligations will remain stable in future years. After considering the increasing and unpredictable nature of these costs, the relative difficulty of controlling them in the face of dynamic and challenging legal requirements, and the absence of a meaningful corresponding benefit, the board determined that the capital cost of the reorganization would serve the Company's long-term best interests.

POTENTIAL DISADVANTAGES OF THE REORGANIZATION

     No organized trading market currently exists for CBC Holding Company's common stock. The market liquidity for shares of CBC Holding Company's common stock after the reorganization will be even less than it is now because the number of shares of CBC Holding Company common stock available to be traded will decrease and there will be significant restrictions on the ability to transfer CBC Holding Company common stock under the Shareholder's Agreement. A further decrease in the market liquidity for the shares of CBC Holding Company common stock may cause a decrease in the value of the shares. Conversely, however, the more limited supply of CBC Holding Company common stock could also prompt a corresponding increase in its market price assuming stable or increased demand for the stock.

     In addition, CBC Holding Company will no longer be required to file public reports of its financial condition and other aspects of its business with the SEC after the reorganization. As a result, shareholders will have less legally mandated access to information about CBC Holding Company's business and results of operations than they had prior to the reorganization. After the reorganization, we will deliver annual audited financial statements upon written request of a shareholder, as required under Georgia law, and will make such financial statements available for inspection by shareholders at CBC Holding Company's corporate office.

     Finally, the reorganization will reduce CBC Holding Company's capital. We believe, however, that CBC Holding Company will continue to be "well capitalized" for regulatory purposes and that it will have sufficient capital to support anticipated growth.

EFFECTS OF THE REORGANIZATION ON CBC HOLDING COMPANY

     REDUCTION IN THE NUMBER OF SHAREHOLDERS OF RECORD AND THE NUMBER OF OUTSTANDING SHARES. Based on information as of _____________, 2006, we believe that the reorganization will reduce our number of record shareholders from 635 to approximately 241. In determining how many shareholders would receive cash for their shares, the board considered that approximately 70% of the outstanding shares are held by fewer than 241 beneficial owners. When grouped into their respective Electing Family Groups, these 241 shareholders comprise fewer than 70 family groups, with each group being treated as a single shareholder for subchapter S purposes. We estimate that approximately 220,035 shares held by approximately 394 shareholders of record will be exchanged for cash in the reorganization. The number of outstanding shares of common stock as of ___________, 2006 will decrease from 731,904 to approximately 511,869. In determining that approximately 511,869 shares will remain outstanding after the reorganization, we are assuming that the current 70 Qualifying Family Groups will remain the 70 Electing Family Groups collectively holding the greatest number of shares and that each of these 70 Qualifying Family Groups will elect to remain as a shareholder of CBC Holding Company following the reorganization. Accordingly, the already minimal liquidity of shares of CBC Holding Company common stock will be further reduced.

     ELIMINATION OF SECURITIES EXCHANGE ACT REGISTRATION. Our common stock is currently registered under the Securities Exchange Act. After the reorganization, our common stock will not be registered under the Securities Exchange Act, nor will we be subject to any public reporting requirements under the Securities Exchange Act. As a result, we expect to eliminate direct and indirect costs and expenses associated with the Securities Exchange Act registration, which we estimate to be over $200,000 on an annual basis.

     DECREASE IN BOOK VALUE. Because (1) the price to be paid to shareholders expected to be cashed out will be $17.80 per share, (2) the number of shares of common stock expected to be cashed out as a result of the reorganization is estimated to be approximately 220,035, (3) the total cost to CBC Holding Company (including expenses) of effecting the reorganization is expected to be approximately $4 million, and (4) at June 30, 2005 aggregate shareholders' equity in CBC Holding Company was approximately $10,012,816, or $13.68 per share, CBC Holding Company expects that, as a result of the reorganization, the book value of common stock as of December 31, 2005 will be reduced by approximately 14.11%, from $13.68 per share on a historical basis to approximately $11.75 per share on a pro forma basis.

     EARNINGS PER SHARE. Diluted earnings per share of CBC Holding Company common stock for the year ended December 31, 2004 on a historical basis will increase approximately 111%, from approximately $1.00 to $2.11 on a pro forma basis.

     DECREASE IN CAPITAL. As a result of the reorganization, CBC Holding Company's capital as of December 31, 2005 will be reduced by approximately 40%, from $10 million on a historical basis to approximately $6 million on a pro forma basis. CBC Holding Company anticipates that it will be "well capitalized" for bank regulatory purposes; and that its subsidiary, Community Banking Company of Fitzgerald, will remain "well capitalized" for bank regulatory purposes.

     EFFECT ON MARKET FOR SHARES. Our common stock is not listed on an exchange, nor will it be listed after the reorganization. The failure to be listed on an exchange, together with the reduction in public information concerning CBC Holding Company as a result of its not being required to file reports under the Securities Exchange Act, will adversely affect the already minimal liquidity of the common stock.

EFFECTS OF THE REORGANIZATION ON AFFILIATES

     In addition to the effects the reorganization will have on shareholders generally, which are described in the next section, the reorganization will have some additional specific effects on our executive officers and directors, each of whom may, as a result of his position, be deemed to be an affiliate of CBC Holding Company. As used in this proxy statement, the term "affiliated shareholder" of CBC Holding Company means any person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with CBC Holding Company. A person controls CBC Holding Company if he or she has the power to direct or cause the direction of the management and policies of CBC Holding Company. The term "unaffiliated shareholder" means any shareholder of CBC Holding Company other than an affiliated shareholder.

     All of our directors and executive officers are deemed by the SEC to be "filing persons" engaged in this transaction. Each of our directors and executive officers participated in the board discussions regarding pursuing a transaction designed to allow CBC Holding Company to be taxed as a subchapter S corporation and to deregister its common stock. Each of our affiliates has a potential conflict of interest with respect to the reorganization because he or she is in a position to structure the reorganization in a way that benefits the interests of the affiliates differently than the interests of the unaffiliated shareholders.

     REDUCTION IN BOOK VALUE AND EARNINGS PER SHARE. Assuming the reorganization had been completed as of June 30, 2005, our affiliated shareholders would experience the same reduction in book value and earnings per share as our unaffiliated shareholders who will be retaining their equity interest in our company: (i) a 8.04% decrease in book value per share from $13.68 on a historical basis to $12.58 on a pro forma basis; and (ii) a 111% increase in earnings per share for the year ended December 31, 2004 from $1.00 on a historical basis to $2.11 on a pro forma basis. If the reorganization had been effected on December 31, 2004, their 2004 earnings per share would be increased by 127%, from $0.93 on a historical basis to $2.11 on a pro forma basis. See "Information About CBC Holding Company and its Affiliates" for information about the number of shares of CBC Holding Company common stock held by our directors, executive officers and significant shareholders.

     NO FURTHER REPORTING OBLIGATIONS UNDER THE SECURITIES EXCHANGE ACT. After the reorganization, CBC Holding Company's common stock will not be registered under the Securities Exchange Act. As a result, the executive officers, directors and other affiliates of CBC Holding Company will no longer be subject to many of the reporting requirements and restrictions of the Securities Exchange Act, including the reporting and short-swing profit provisions of
Section 16, and information about their compensation and stock ownership will not be publicly available.

     CONSOLIDATION OF MANAGEMENT OWNERSHIP. As a result of the reorganization, we expect that the percentage of beneficial ownership of CBC Holding Company common stock held by our executive officers and directors as a group will increase from approximately 34.2% before the reorganization to approximately 47.7% after the reorganization.

     RULE 144 NOT AVAILABLE. Because CBC Holding Company's common stock will not be registered under the Securities Exchange Act after the reorganization, executive officers and directors of CBC Holding Company may be deprived of the ability to dispose of their shares of CBC Holding Company common stock under Rule 144 under the Securities Act of 1933, which provides a "safe harbor" for resales of stock by affiliates of an issuer.

EFFECTS OF THE REORGANIZATION ON SHAREHOLDERS GENERALLY

     Under the reorganization plan, a shareholder who is a member of one of the 70 Qualifying Family Groups or is an employee of CBC Holding Company (or its subsidiary) or an emeritus director of CBC Holding Company may choose either to remain a shareholder of CBC Holding Company or to receive cash for his or her shares. A shareholder who is neither a member of one of the 70 Qualifying Family Groups, an employee of CBC Holding Company (or its subsidiary) nor an emeritus director of CBC Holding Company will receive cash for his or her shares.

     If you are a member of one of the 70 Qualifying Family Groups, you will have received a preliminary letter stating so in this package. However, because some shareholders may choose to purchase additional shares after the date of this proxy statement, this preliminary letter is not a final determination of membership in a Qualifying Family Group. CBC Holding Company will send a letter to members of the final 70 Qualifying Family Groups as well as shareholders who received a preliminary letter but who are no longer members of a Qualifying Family Group shortly after the Family Group Determination Date.

     The reorganization will have the following effects on shareholders regardless of whether they are affiliated or unaffiliated shareholders. The effects will vary depending on whether the shareholder (1) receives cash for all of his or her shares, (2) receives cash for some, but not all, of his or her shares and remains a shareholder, or (3) does not receive cash for any of his or her shares and continues to hold the same number of shares following the reorganization. Because a shareholder may own shares in more than one capacity (for example, individually and through an individual retirement account), a shareholder may receive cash for some of his or her shares while retaining ownership of the remaining shares following the reorganization.

     The following sections describe the material effects that we expect to result from the reorganization with respect to shares that are exchanged for cash and shares that are unaffected by the reorganization. You may experience a combination of these effects if you receive cash for some of your shares while retaining ownership of other shares. The effects described below assume that 220,035 shares are exchanged for cash in the reorganization.

     CASHED-OUT SHARES. As to shares of our common stock that are exchanged in the reorganization for cash, shareholders will experience the following effects:

       - Receipt of Cash. Shareholders will receive $17.80 in cash per share, without interest.

       - Loss of Ownership Interest. Shareholders will no longer have any equity or voting interest in CBC Holding Company and will not participate in any future potential earnings or growth of the company or in any shareholder votes.

       - Taxes. Shareholders may be required to pay federal and, if applicable, state and local income taxes on cash received in the reorganization, depending on their individual tax status. See "-Federal Income Tax Consequences of the Reorganization."

       - No Trading Costs. Shareholders will be able to liquidate their ownership interests without incurring brokerage costs.

     REMAINING SHARES. As to shares of our common stock that are not exchanged for cash in the reorganization, shareholders will experience the following effects:

       - Continuing Interest. Shareholders will retain an ongoing equity interest in CBC Holding Company and the ability to participate in any future potential earnings or growth.

       - Decreased Liquidity. We anticipate that the liquidity of our common stock will decrease as a result of the reduction in the number of shareholders from 635 to approximately 241. The absence of an established trading market or a larger shareholder base and the transfer restrictions imposed by the Shareholders Agreement will restrict your ability to transfer your shares of stock following the reorganization. See "-Effects of the Reorganization on CBC Holding Company-Effect on Market for Shares" and "Description of the Plan-The Reorganization-Shareholders Agreement."

       - Decreased Access to Information. If the reorganization is completed, we intend to terminate the registration of our common stock under the Securities Exchange Act. As a result, we would no longer be required to file periodic reports with the Securities and Exchange Commission. See "-Effects of the Reorganization on CBC Holding Company-Elimination of Securities Exchange Act Registration."

       - Reduction in Book Value per Share. Assuming the reorganization had been completed as of December 31, 2004, the book value per share of our common stock as of June 30, 2005 would have been reduced by 8.04%, from approximately $13.68 per share on a historical basis to approximately $12.58 per share on a pro forma basis.

       - Increase in Earnings per Share. Assuming the reorganization had been completed as of December 31, 2004, our earnings per share would have increased from $0.93 per share on a historical basis for the year ended December 31, 2004 to approximately $2.11 per share on a pro forma basis. Had the reorganization been completed as of the six months ended June 30, 2005, the increase would have been from approximately $1.00 per share on a historical basis to $2.11 per share on a pro forma basis, representing a 111% increase.

       - Slight Increase in Percentage Interest. Shareholders will experience a slight increase in their respective ownership percentages because there will be fewer shares outstanding.

       - Increase in Transfer Restrictions. In order to remain a shareholder of CBC Holding Company, shareholders will be required to sign a Shareholders Agreement. The Shareholders Agreement places significant restrictions of the transfer of CBC Holding Company common stock.

EFFECT OF SUBCHAPTER S ELECTION ON THE COMPANY AND ITS SHAREHOLDERS

     The purpose of the reorganization is to enable CBC Holding Company to elect to be taxed as a subchapter S corporation under the Internal Revenue Code. The ability of CBC Holding Company to be taxed as a subchapter S corporation is beneficial to CBC Holding Company and the shareholders remaining after the reorganization for the following reasons:

     - Earnings arising after the Subchapter S election becomes effective can be distributed to shareholders with only one level of income tax imposed on the earnings.

     - Undistributed earnings arising after the Subchapter S election becomes effective will increase a shareholder's basis in his or her stock, which will reduce any gain (or increase any loss) recognized by a shareholder upon a subsequent disposition of the stock.

     - There is increased ability to structure a tax-advantaged sale of assets in the event that a subsequent decision is made by our remaining shareholders to sell CBC Holding Company. We have no sale plans under discussion nor is a sale contemplated.

     TAX BENEFITS OF A SUBCHAPTER S CORPORATION. Generally, a subchapter S corporation is exempt from federal income taxation. Instead, the subchapter S corporation's shareholders are taxed (proportionately, based upon their shareholdings) on the taxable income of the subchapter S corporation. These earnings may then be distributed by the subchapter S corporation to its shareholders "tax-free" - that is, without the shareholder having to include the earnings in income again as a dividend, which is unlike a distribution by a regular corporation.

     In the case of a subchapter S corporation having earnings and profits, the subchapter S corporation is entitled to distribute the earnings that have been taxed to its shareholders first. Thus, distributions that are not in excess of the subchapter S corporation's income that has been taxed to its shareholders after the Subchapter S election has been made will not be subject to further taxation in the hands of the subchapter S corporation's shareholders. Distributions in excess of the subchapter S corporation's income that has been taxed to its shareholders after the Subchapter S election has been made will be taxable to the subchapter S corporation's shareholders (the same as distributions prior to the election) to the extent of the subchapter S corporation's historic earnings and profits. Each shareholder's basis in his or her subchapter S corporation stock is increased by the amount of income taxed to the shareholder after the Subchapter S election has been made, to the extent that such income is retained by the subchapter S corporation and not distributed to the subchapter S corporation's shareholders. Thus, unlike a regular corporation, the subchapter S corporation's income after the Subchapter S election has been made that is not distributed to its shareholders will reduce the amount of gain (or increase the amount of loss) recognized by a shareholder upon a subsequent disposition of the subchapter S corporation's common stock.


     A subchapter S corporation can be subject to a corporate-level tax upon a sale of some or all of its assets where it has been taxed as a regular corporation and then subsequently makes an election to be taxed as a subchapter S corporation. The corporate level tax generally applies to any "built-in" gains of the corporation. "Built-in" gains are those gains which economically accrue prior to the time that the Subchapter S election becomes effective. The "built-in" gains tax applies generally only to built-in gains that are recognized during the first ten (10) years after the Subchapter S election is effective. We do not have sale plans under discussion nor is a sale contemplated.

     DIVIDENDS. After the reorganization, CBC Holding Company intends to distribute at least enough of its earnings to provide the remaining shareholders with sufficient cash to pay their individual tax liabilities resulting from being taxed on their respective shares of CBC Holding Company's taxable income. However, because CBC Holding Company's payment of dividends is subject to regulatory limitations, it may be unable to pay dividends sufficient to cover all of every remaining shareholder's tax liability, and may not be able to pay dividends at all. Shareholders of CBC Holding Company will be subject to tax on CBC Holding Company's taxable income regardless of whether or not CBC Holding Company distributes any of its earnings to its shareholders. As a result, CBC Holding Company shareholders may be required to pay taxes on their respective share of CBC Holding Company's taxable income at a time when they have no cash flow from their shares with which to pay the taxes.

     TRANSFER RESTRICTIONS ON CBC HOLDING COMPANY COMMON STOCK. All remaining shareholders of CBC Holding Company after the reorganization will be subject to the CBC Holding Company Shareholders Agreement, which places significant transfer restrictions on shares of CBC Holding Company common stock in order to prevent an inadvertent termination of CBC Holding Company's subchapter S corporation election. As a result, remaining CBC Holding Company shareholders may be required to bear the economic risk of the investment in CBC Holding Company common stock for an indefinite period of time.

FINANCING OF THE REORGANIZATION

     We estimate that approximately $4 million will be required to pay for the shares of CBC Holding Company common stock converted to cash in the reorganization. Additionally, we estimate that professional fees and other expenses related to the transaction will total approximately $58,600. We do not expect that the payment to shareholders receiving cash in the reorganization and the payment of expenses will have any material adverse effect on CBC Holding Company's capital adequacy, liquidity, results of operations or cash flow. You should read the discussion under "Description of the Plan-Source of Funds and Expenses" on page 41 for a description of the fees and expenses CBC Holding Company expects to incur in connection with the reorganization.

     CBC Holding Company expects to finance the net cash amount to be paid to shareholders in the reorganization and the payment of related costs and expenses with existing working capital of CBC Holding Company and possibly supplementing that with the issuance of trust preferred securities. See "Description of the Plan-Source of Funds and Expenses" on page 41.

ABILITY TO RAISE FUTURE CAPITAL

     Because the number of shareholders of a subchapter S corporation is limited to 100, after the reorganization CBC Holding Company will have limited sources from which to obtain additional capital to support growth. As a result, future growth of CBC Holding Company may be restricted if we are unable to obtain required capital.

BENEFITS OF CBC HOLDING COMPANY TO THE COMMUNITY

     In reaching the conclusion to recommend the reorganization plan, the board of directors has given long and serious attention to the fact that our shareholders, including those who will receive cash in the reorganization and those who will remain after the reorganization, have been loyal and supportive of CBC Holding Company. The board also recognized that the reorganization plan will result in the shares of a large number of shareholders being converted to cash, in some cases against the wishes of those shareholders. While the board was mindful of these issues, the board ultimately concluded that given the vital role played by CBC Holding Company in its communities - as an employer, as a source of credit for capital and business growth, and as a community resource - the continued viability of CBC Holding Company as an independent financial institution was of significant benefit to its communities.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION PLAN

     Presented below is a discussion of the material federal income tax consequences of the reorganization plan to CBC Holding Company, Interim and CBC Holding Company's shareholders.

     The discussion does not address all U.S. federal income tax consequences that may be relevant to certain CBC Holding Company shareholders in light of their particular circumstances. The discussion assumes that the CBC Holding Company shareholders hold their shares of CBC Holding Company common stock as capital assets (generally for investment). In addition, the discussion does not address any foreign, state or local income tax consequences of the reorganization plan, or the tax consequences of any transaction effected prior to, concurrently with, or subsequent to the merger of Interim with CBC Holding Company that are not consummated under the terms of the reorganization plan, including without limitation transactions in which CBC Holding Company or Interim common stock is acquired or disposed of pursuant to the exercise of options or otherwise. CBC Holding Company did not receive a tax opinion with respect to the reorganization.

     ACCORDINGLY, CBC HOLDING COMPANY SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE REORGANIZATION PLAN, INCLUDING APPLICABLE FEDERAL, FOREIGN, STATE AND LOCAL TAX CONSEQUENCES TO THEM OF THE REORGANIZATION PLAN IN LIGHT OF THEIR OWN PARTICULAR CIRCUMSTANCES.

     The following are the material federal income tax consequences of the reorganization plan:

     - No gain or loss will be recognized by a CBC Holding Company shareholder whose shares of CBC Holding Company common stock remain outstanding after the effective time of the reorganization plan.

     - A CBC Holding Company shareholder who receives solely cash for his or her shares of CBC Holding Company common stock because (1) the shareholder is not eligible to be a shareholder of a subchapter S corporation; (2) the shareholder does not execute the Shareholders Agreement or S-Corporation Election Form; or (3) the shareholder exercises dissenters' rights, or otherwise, generally will recognize gain or loss equal to the difference between the cash received and the basis in the shareholder's shares of CBC Holding Company common stock that are cancelled as a result of the reorganization plan. Any gain recognized by the shareholder will be long-term capital gain provided that the CBC Holding Company common stock was held as a capital asset and the shareholder has held the CBC Holding Company shares for more than one year on the effective date of the reorganization plan.

     - No gain or loss will be recognized by either CBC Holding Company or Interim as a result of the reorganization plan.

     No ruling has been or will be obtained from the Internal Revenue Service in connection with the reorganization plan. CBC Holding Company shareholders should be aware that the tax opinion does not bind the Internal Revenue Service and that the Internal Revenue Service is therefore not precluded from successfully asserting a contrary opinion. The validity of the tax opinion is also subject to assumptions and qualifications and will be based on the truth and accuracy of representations made by CBC Holding Company and Interim, including without limitation representations in certificates to be delivered to counsel by the management of CBC Holding Company and Interim.

     A successful Internal Revenue Service challenge to the characterization of the reorganization plan as a redemption could result in CBC Holding Company shareholders, including CBC Holding Company shareholders who continue to hold CBC Holding Company common stock after the effective date of the reorganization, recognizing taxable capital gain or loss with respect to each share of CBC Holding Company common stock surrendered in the reorganization in an amount equal to the difference between the CBC Holding Company shareholder's basis in such stock and the fair market value, as of the effective time of the reorganization, of CBC Holding Company common stock and any other consideration received in exchange therefor. In such event, a CBC Holding Company shareholder's aggregate basis in CBC Holding Company common stock so received would equal its fair market value as of the effective time of the reorganization and the holding period for such stock would begin the day after the closing of the reorganization.

     Non-corporate shareholders of CBC Holding Company may be subject to backup withholding at a rate of 30% on cash payments received in the reorganization. Backup withholding will not apply, however, to a shareholder who (1) furnishes a correct taxpayer identification number and certifies that he or she is not subject to backup withholding on the substitute Form W-9 which will be included in the transmittal materials that will be delivered to shareholders after the effective time of the reorganization, (2) who provides a certificate of foreign status on an appropriate Form W-8, or (3) who is otherwise exempt from backup withholding. A shareholder who fails to provide the correct taxpayer identification number on Form W-9 may be subject to a $50 penalty imposed by the Internal Revenue Service.

     THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF THE MATERIAL UNITED STATES INCOME TAX CONSEQUENCES OF THE REORGANIZATION PLAN AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT TO THE REORGANIZATION. THUS, CBC HOLDING COMPANY SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE REORGANIZATION PLAN, INCLUDING TAX RETURN REPORTING REQUIREMENTS, THE APPLICABILITY AND EFFECT OF FOREIGN, FEDERAL, STATE, LOCAL AND OTHER APPLICABLE TAX LAWS AND THE EFFECT OF ANY PROPOSED CHANGES IN THE TAX LAWS.

PRO FORMA EFFECT OF THE REORGANIZATION PLAN

     The following selected pro forma financial data illustrate the pro forma effect of the transactions contemplated by the reorganization plan on CBC Holding Company's financial statements for the six months ended June 30, 2005 and for the year ended December 31, 2004. Management has prepared this information based on its estimate that CBC Holding Company will pay $4 million to shareholders whose shares are converted to cash in the reorganization. Please see "Pro Forma Consolidated Financial Information" for the complete pro forma financial information relating to this transaction.

     (In thousands except per share data)   As of and for the        As of and
                                            six months ended    for the year ended
                                              June 30, 2005      December 31, 2004
                                           -------------------  -------------------
     Net interest income                   $        1,588,913            2,930,567
     Provision for loan losses                       (120,000)            (240,000)
     Other income                                     307,774              589,442
     Other expense                                 (1,238,213)          (2,329,633)
     Income tax benefit                              (174,199)            (270,772)
     Net income                            $          364,275              697,604

     PER COMMON SHARE
     Basic earnings per share              $             0.50                 0.93
     Diluted earnings per share                          0.50                 0.93
     Book value                            $            13.68                13.31

RECOMMENDATION OF THE BOARD OF DIRECTORS; FAIRNESS OF THE REORGANIZATION PLAN

     The board believes that the reorganization plan, taken as a whole, is substantively and procedurally fair to, and in the best interests of, CBC Holding Company and all of its shareholders, including unaffiliated shareholders who will receive cash in the reorganization and whose shares of CBC Holding Company common stock will remain outstanding after the reorganization. The board of directors of CBC Holding Company, including those directors who are not employees of CBC Holding Company, have unanimously approved the reorganization plan, and the board unanimously recommends that the shareholders vote for approval and adoption of the reorganization plan. Each director of CBC Holding Company participated in the vote and each director voted in favor of the reorganization plan. All of CBC Holding Company's directors, including those who are not employees, will continue to be shareholders of CBC Holding Company after the reorganization. The effects of the reorganization that are particular to our affiliates are set forth under the heading "Effects of the Reorganization Plan on Affiliates" on page 18.

     All of CBC Holding Company's directors and executive officers have indicated that they intend to vote their shares of common stock (and any shares with respect to which they have or share voting power over) in favor of adoption of the reorganization plan. The directors and executive officers of CBC Holding Company, directly or indirectly, own 34.2% of the shares outstanding and they have committed to vote these shares in favor of the reorganization plan. Although the board as a whole recommends that the shareholders vote in favor of the reorganization plan for the reasons set forth in "Reasons for the Reorganization," no director or executive officer is making any recommendation to the shareholders in his or her individual capacity regarding the shareholders' vote on the reorganization plan.

     We considered a number of factors in determining to approve the reorganization plan, including the relative benefits and disadvantages described under "Special Factors-Potential Disadvantages of the Reorganization" on page
16. The board also reviewed the pro forma financial and tax effects on CBC Holding Company and its remaining shareholders related to the subchapter S corporation election. The tax benefits and the earnings potential that result from the subchapter S corporation election were significant factors in the board's determination that the subchapter S corporation election should be a part of the reorganization plan. CBC Holding Company's primary reason for the reorganization is to enable CBC Holding Company to be taxed as a subchapter S corporation. Shareholders who have questions about their eligibility to be shareholders of a subchapter S corporation may contact George M. Ray at (229) 423-4321 and are urged to seek outside legal and tax advice. For this reason, we did not give separate consideration to shareholders' uncertainty as to their eligibility in making our determination that the reorganization is fair to all shareholders.

     After the reorganization CBC Holding Company common stock will not be registered under the Securities Exchange Act. The board considered the views of management regarding the cost savings to be achieved by eliminating the reporting and disclosure requirements related to the registration of the common stock under the Securities Exchange Act, including indirect savings resulting from reductions in the time and effort currently required of management to comply with the reporting and other requirements associated with continued registration of the common stock under the Securities Exchange Act. Similarly, the board also considered the decrease in the expenses related to servicing CBC Holding Company's large number of shareholders holding small positions in CBC Holding Company's stock that would result from the reorganization. CBC Holding Company's management determined that the reorganization would result in cost savings of approximately $200,000 per year.

     Additionally, the board considered the effect that terminating the registration of the common stock would have on the market for the common stock and the ability of shareholders to buy and sell shares. However, the board determined that, even as an SEC reporting corporation, there is no active trading market for the shares of CBC Holding Company's common stock, especially for sales of large blocks of shares, and that CBC Holding Company's shareholders derive little benefit from CBC Holding Company's status as an SEC reporting corporation. The board determined that the benefits of the subchapter S corporation election and the cost savings and reduced management time to be achieved by terminating registration of the common stock under the Securities Exchange Act outweighed any potential detriment from eliminating the registration.

     The board considered alternative transactions to accomplish the proposed going-private transaction but ultimately approved the reorganization proposal. Please read the discussion under "-Alternatives Considered by the Board of Directors" on page 12 for a description of the alternatives considered by the board.

     SUBSTANTIVE FAIRNESS. The board considered numerous factors, discussed below, in reaching its conclusion as to the substantive fairness of the reorganization plan to all shareholders, including unaffiliated shareholders who will receive cash for their shares and unaffiliated shareholders who will retain their shares. The board did not assign any specific weight to the factors listed below, and individual directors may have given differing weight to different factors. However, the board gave considerable attention to the opinion of Southard Financial as to the value of CBC Holding Company's common stock when determining the price to be paid to shareholders under the reorganization plan. Each of the factors described below supported the conclusion of the board of directors that the reorganization plan is substantively fair to the shareholders of CBC Holding Company. The board of directors determined that the transaction was fair to the shareholders of CBC Holding Company at a meeting on August 3, 2005.

     -    HISTORICAL AND CURRENT MARKET PRICES OF CBC HOLDING COMPANY'S COMMON
STOCK: There is only a limited trading market for CBC Holding Company's common stock. To the Company's knowledge, CBC Holding Company's common stock has traded at prices ranging from $10.00 to $13.50 over the past two years.

     - BOOK VALUE: As of June 30, 2005, the book value per share of outstanding CBC Holding Company common stock was approximately $13.68. Although book value was a factor considered by the board in determining the consideration to be paid to shareholders whose shares are converted to cash in the reorganization, the board determined that it was not directly relevant.
However, the board noted that the per share cash price of $17.80 payable in the reorganization reflected a multiple of 1.3 times CBC Holding Company's June 30, 2005 book value per share.

     - GOING CONCERN VALUE: In determining the cash amount to be paid to shareholders whose shares are converted to cash in the reorganization, the board valued CBC Holding Company's shares on the basis of a going concern, without giving effect to any anticipated effects of the reorganization. Also, the board did not consider the amount per share that might be realized in a sale of 100% of the stock of CBC Holding Company, as the board determined that consideration of such an amount was inappropriate in the context of a transaction that would not result in a change of control of CBC Holding Company. In determining the going-concern value of CBC Holding Company's shares, the board adopted the analyses and conclusions of its financial advisor which are described under "-Opinion of Financial Advisor" on page 30.

     - EARNINGS: The board reviewed the earnings of CBC Holding Company for the previous three fiscal years. For the three years ended December 31, 2002, 2003 and 2004, CBC Holding Company reported basic earnings per share of $0.88, $0.66 and $0.93, and fully diluted earnings per share of $0.88, $0.66 and $0.93 respectively. The board noted that the cash price of $17.80 payable in the reorganization reflected a multiple of 19 times CBC Holding Company's earnings per share for the year ended December 31, 2004.

     - ANNUALIZED RETURN ON INVESTMENT: The board also considered that the cash price of $17.80 payable in the reorganization represents a 6.24% annualized return on CBC Holding Company's common stock over the nine-year period since CBC Holding Company's organization.

     - OPINION OF SOUTHARD FINANCIAL AS TO THE VALUE OF CBC HOLDING COMPANY COMMON STOCK: The board engaged Southard Financial to render a valuation of the fair value of CBC Holding Company's common stock so as to ensure the cash price to be paid in the reorganization as determined by the board of directors represents an independent and fair valuation. The board also reviewed and considered the financial analyses presented to the board in connection with the valuation and adopted the financial advisor's conclusions and analyses as its own. Each of the forms of analysis performed by Southard Financial supported Southard Financial's opinion that the fair value of CBC Holding Company's common stock was $17.80 per share as of May 31, 2005.

Southard Financial assigned weights to the values derived from each valuation methodology in order to reflect the relative importance of that particular approach, resulting in a combined value of $13,050,000, or $17.80 per share rounded. You should read the discussion under "-Opinion of Independent Financial Advisor" on page 30 for more information relating to the valuation and the related financial analyses.

     - OPPORTUNITY TO LIQUIDATE SHARES OF COMMON STOCK: The board considered the opportunity the reorganization proposal presents for shareholders who are not members of one of the 70 Qualifying Family Groups, employees of CBC Holding Company (or its subsidiary) or emeritus directors of CBC Holding Company, or any other shareholders who do not want to be shareholders of a subchapter S corporation to liquidate their holdings without incurring brokerage costs, particularly given the relatively illiquid market for shares of CBC Holding Company's common stock. The board also considered the fact that CBC Holding Company common stock will not be registered under the Securities Exchange Act after the reorganization. The board also recognized that $17.80 to be paid to shareholders whose shares are converted to cash in the reorganization reflected an increase over recent trading prices for CBC Holding Company stock. Although the board believes that recent trading prices of $10.00 to $13.25 per share in 2005 reflects the fair value of CBC Holding Company common stock, the board decided to pay shareholders receiving cash in the reorganization an increase over recent trading prices.

     In connection with its deliberations, the board did not consider, and did not request that its financial advisor evaluate, CBC Holding Company's liquidation value. The board did not view CBC Holding Company's liquidation value to be a relevant measure of valuation, given that the cash amount per share to be paid to shareholders whose shares are converted to cash significantly exceeded the book value per share of CBC Holding Company, and it was the board's view that CBC Holding Company is far more valuable as a going concern than its net book value per share of $13.68 as of June 30, 2005. The board also believes liquidation is not a feasible alternative for a financial institution because of tax and regulatory concerns. However, book value per share is a historical accounting number, and an evaluation of liquidation value could produce a higher valuation than book value per share. Additionally, CBC Holding Company can give no assurance that the liquidation value would not produce a higher valuation of CBC Holding Company than its value as a going concern.

     The board is not aware of any firm offers, other than in conjunction with the reorganization, having been made by an unaffiliated person or entity during the preceding two years for:

     (1) the merger or consolidation of CBC Holding Company into or with that unaffiliated person or entity;

     (2) the sale or other transfer of all or any substantial part of the assets of CBC Holding Company; or

     (3) the purchase of a number of shares of common stock that would enable the holder thereof to exercise control over CBC Holding Company.

     After consideration of all of the foregoing information, the board determined that $17.80 is a fair price to be paid to shareholders whose shares will be converted to cash in the reorganization. The board also believes that paying such an amount is also fair to the remaining shareholders, including both the affiliated and unaffiliated shareholders, because those shareholders may also choose to receive the cash conversion price for their shares in the reorganization by not returning a signed S-Corporation Election Form or Shareholders Agreement to CBC Holding Company. Therefore, each of the above factors also supports the board's determination that the reorganization is fair to shareholders who will retain their shares.

     Based on management's review of the shareholders list and the number of shares held by CBC Holding Company's record and beneficial owners, the board established the 70 Qualifying Family Group threshold immediately prior to the effective date of the reorganization in order to continue to be a shareholder after the reorganization. The board believes this threshold will result in a sufficient reduction in the number of CBC Holding Company shareholders to allow the subchapter S corporation election and will have the optimal effect on CBC Holding Company's pro forma financial statements with respect to CBC Holding Company's goals of improving capital utilization and shareholder returns.

     PROCEDURAL FAIRNESS. The Georgia Business Corporation Code requires shareholder approval of the transactions contemplated by the reorganization plan. The vote of a majority of the outstanding shares of CBC Holding Company common stock entitled to vote on the reorganization plan will be required to approve the reorganization plan. Approval by a majority of unaffiliated shareholders is not required. The board determined that any such voting requirement would usurp the power of the holders of greater than a majority of CBC Holding Company's shares , including the affiliates of CBC Holding Company, to consider and approve the reorganization plan as provided under Georgia law and the terms of the reorganization plan. The board also considered such a provision unnecessary in view of the right of shareholders, whether affiliated or unaffiliated, to dissent from the reorganization plan and receive the "fair value" of their shares.

     Additionally, no unaffiliated representative acting solely on behalf of unaffiliated shareholders for the purpose of negotiating the terms of the reorganization or preparing a report covering the fairness of the reorganization was retained by CBC Holding Company or by a majority of directors who are not employees of CBC Holding Company. CBC Holding Company has not made any provision in connection with the reorganization to grant unaffiliated shareholders access to CBC Holding Company's corporate files, except as provided under the Georgia Business Corporation Code, or to obtain legal counsel or appraisal services at CBC Holding Company's expense. With respect to unaffiliated shareholders' access to CBC Holding Company's corporate files, the board determined that this proxy statement, together with CBC Holding Company's other filings with the SEC, provide adequate information for unaffiliated shareholders to make an informed decision with respect to the reorganization plan. The board also considered the fact that under the Georgia Business Corporation Code, and subject to specified conditions set forth under Georgia law, shareholders have the right to review CBC Holding Company's relevant books and records. As for obtaining legal counsel or appraisal services for unaffiliated shareholders at CBC Holding Company's expense, the board did not consider these procedures necessary or customary. In deciding not to adopt these additional procedures, the board also took into account factors such as the size and financial capacity of CBC Holding Company, the cost of such procedures, and that most of CBC Holding Company's shareholders live in Ben Hill County, Georgia, and are familiar with CBC Holding Company's operations and management.

     After consideration of the factors described above, the board of directors believes that the transaction is procedurally fair to unaffiliated shareholders who will receive cash for their shares and unaffiliated shareholders who will retain their shares, notwithstanding the absence of an unaffiliated shareholder approval requirement, an unaffiliated shareholder representative and the provision of legal counsel or appraisal services at the expense of CBC Holding Company. Additionally, the board believes that the reorganization plan is substantively fair to CBC Holding Company's unaffiliated shareholders, both those who will receive cash for their shares and those who will retain their shares. The reorganization plan was unanimously adopted by the directors of CBC Holding Company, including the directors who are not employees of CBC Holding Company. All of CBC Holding Company's directors, including those who are not employees, will continue to be shareholders of CBC Holding Company after the reorganization. The effects of the reorganization that are particular to our affiliates are set forth under the heading "Effects of the Reorganization Plan on Affiliates" on page 18.

CBC HOLDING COMPANY AFFILIATES' DETERMINATION OF FAIRNESS OF THE REORGANIZATION PLAN

     CBC Holding Company's affiliates engaged in the reorganization include its directors and executive officers and its wholly-owned subsidiary CBC Interim Corporation, which was formed solely to facilitate the reorganization. The directors and executive officers of CBC Holding Company are: Sidney S. (Buck) Anderson, Jr., James Thomas Casper, III, Charles A. (Pete) Clark, Sr., John T. Croley, Jr., A.B.C. (Chip) Dorminy, III, John S. Dunn, Lee Phillip Liles, Steven
L. Mitchell, James A. Parrott, II, George M. Ray, Hulin Reeves, Jr., Robert E. Sherrell, John Edward Smith, III and Wyndall L. Walters. Mr. Ray is also the sole director and the president and treasurer of CBC Interim Corporation, and John T. Croley, Jr., is the secretary of Interim.

     Each of CBC Holding Company's affiliates believes that the reorganization plan is substantively and procedurally fair to, and in the best interests of, all of CBC Holding Company's shareholders, including unaffiliated shareholders and shareholders who will receive cash in the reorganization and shareholders whose shares of CBC Holding Company common stock will remain outstanding after the reorganization. In reaching this conclusion, CBC Holding Company's affiliates relied upon the factors considered by and the analyses and conclusions of the board of directors of CBC Holding Company and adopted such factors, analyses, and conclusions as their own. See "Special Factors - Recommendation of the Board of Directors; Fairness of the Reorganization Plan."

OPINION OF INDEPENDENT FINANCIAL ADVISOR AS TO THE FAIR VALUE OF CBC HOLDING COMPANY COMMON STOCK

     The board engaged Southard Financial to render a valuation of the fair value of CBC Holding Company's common stock so as to ensure the cash price to be paid in the reorganization as determined by the board of directors represents an independent and fair valuation. Southard Financial was engaged to opine as to the fair value of CBC Holding Company common stock. Powell Goldstein LLP and CBC Holding Company's board placed no limitations on the scope of Southard Financial's analysis, nor did it provide any instructions to Southard Financial regarding the engagement, other than describing the transaction giving rise to the engagement and providing Southard Financial with any requested information regarding CBC Holding Company. No relationship exists or has existed within the past two years between CBC Holding Company, Southard Financial or any of their respective affiliates. Powell Goldstein LLP, which serves as outside legal counsel to CBC Holding Company, will pay Southard Financial a fee of approximately $2,500, plus expenses, for its services rendered in connection with its valuation opinion. Powell Goldstein LLP will be reimbursed by its client, CBC Holding Company, for the payment of this fee. This payment is not conditioned upon the successful completion of the reorganization.

     GENERAL METHODOLOGIES APPLIED. Southard applied three primary methods to value CBC Holding Company's common stock as of May 31, 2005:

          -     Asset-based approach;
          -     Market approach; and
          -     Income approach.

     The asset value of a corporation is established by using the corporation's financial statements. Adjustments are made, as necessary or appropriate, to reflect the market value of the corporation's assets and liabilities as opposed to their book value. The objective is to arrive at a net asset value, defined as the difference between the adjusted valuation of all assets and liabilities. Net asset value reflects the valuation of assets in the context of a going concern. Net asset value is not liquidation value; however, it could be considered a quasi-liquidation value, where assets are sold in the context of a going concern.

     The market approach is based upon transactions involving interests of the subject company or transactions involving interests of similar (Guideline) companies for which adequate information is available.

     The income approach is a two step process. First a determination of anticipated benefits (earnings or cash flows) must be made. Second, an appropriate rate or multiple must be identified with which to capitalize those benefits. The resulting capitalized benefits must then be adjusted to reflect the estimated values of any non-operating assets and/or liabilities.

     Southard Financial's opinion combined analyses under various valuation methodologies which, if taken individually, would have resulted in a range of values of CBC Holding company common stock from approximately $15.50 per share (assigned 30% weight) to $21.00 per share (assigned 15% weight). However, as described below, Southard Financial assigned certain weights to the individual values in order to properly reflect the importance of each particular valuation methodology, resulting in a combined value per share of $17.80.

     ANALYSIS UNDER ASSET-BASED APPROACH. The following adjustments would be necessary to derive asset value on a control basis.

     -    No adjustment for the loan loss allowance is made.

     - A premium to reflect the economic value of the deposit base ("core deposit intangibles") is determined based upon the structure of the deposit base and experience in valuing core deposit intangibles for numerous financial institutions. To estimate the appropriate deposit premium, we reviewed data for branch acquisition premiums during the 1999-04 period. Here, a premium of 6.5% is utilized.

     - An adjustment was made to reflect the estimated difference between the market value of the land, buildings, and furniture, fixtures & equipment and their reported book values.

     -    Intangible assets are eliminated for valuation purposes.

                                     TABLE 1
                            COMMUNITY BANKING COMPANY
                            THE ASSET BASED APPROACH
                               As of May 31, 2005

          Reported Book Value as of May31, 2005        $ 9,870,509
          Deposit Premium                        6.5%    4,850,986
          Building to Estimated Market Value               310,000
          Goodwill                                      (1,668,127)
                                                       ------------
          Adjusted Book Value                          $13,363,368
                                                       ============

          VALUATION ASSET BASED APPROACH               $13,363,000
                                                       ============

     BASED UPON THE ANALYSIS PRESENTED ABOVE, THE VALUATION OF COMMUNITY BANKING COMPANY UNDER THE ASSET-BASED APPROACH WAS $13,363,000 (ROUNDED) AS OF MAY 31, 2005.

     ANALYSIS UNDER MARKET-BASED APPROACH. Because of the high capital ratio of the Community Banking Company, it is appropriate to base the valuation on a two-tiered approach: the valuation of tangible capital at "normal" levels and the valuation of excess capital. Based on a normal equity/assets ratio of 8.00%, the Company's tangible capital would be $6,520,509 on assets of $81,541,954 at May 31, 2005, leaving excess capital of $3,350,000. These figures are used at the appropriate places in the valuation analysis below (price/book value method).

     The approach to determining ongoing earning power is based upon the current and historical performance of Community Banking Company. Specifically, a four-year average of basic operating income, on a fully taxable equivalent basis, is derived. No adjustments to the reported performance were deemed necessary. Then, a normalized loan loss provision is deducted based upon the average for peer banks over the 2002-05 period, adjusted for the Community Banking Company's loan/asset ratio and recent experience.

                                      TABLE 2
                             COMMUNITY BANKING COMPANY
                               ONGOING EARNING POWER
                             (Anticipated Benefits)

          Basic Operating Income                         Adjustment       BOI
          ---------------------------------------------  -----------  ------------
                                                  2005         0.00%         1.64%
                                                  2004         0.00%         1.59%
                                                  2003         0.00%         1.42%
                                                  2002         0.00%         1.67%
                                                                      ------------
          Average Adjusted Basic Operating Income                            1.58% (1)
          Estimated Ongoing Loan Loss Provision                              0.23% (2)
                                                                      ------------
          Estimated Ongoing Pre-Tax ROAA                                     1.35%
          Average Assets - May 31, 2005 YTD                           $84,496,497
                                                                      ------------
          Estimated Ongoing Pre-Tax Income                            $ 1,140,703
          Estimated Income Taxes                               38.0%      433,467
                                                                      ------------
          Ongoing After - Tax Income - Historical Basis               $   707,236
                                                                      ============

          ANTICIPATED BENEFITS                                        $   707,000
                                                                      ============

1  All years accorded equal weight
2 Peer average over the 2002-05 period, adjusted for Community Banking Company's loan/asset ratio and recent experience

     Based upon the analysis presented above, the ongoing earning power (anticipated benefits) of Community Banking Company was $707,000 (rounded) as of May 31, 2005.

     Guideline Company Method.  The guideline company method is summarized in
     ------------------------
the table below. The methodology employed in determining valuation under the guideline price/earnings and price/book value methods was to multiply the estimate of anticipated benefits (ongoing earning power and reported book value less excess capital, respectively) by the derived risk adjusted capitalization factors. Excess capital is then added to capitalized benefits at 8% capital in the price/book value method.

                                       TABLE 3
                              COMMUNITY BANKING COMPANY
                     MARKET APPROACH - GUIDELINE COMPANY METHOD
                                 As of May 31, 2005

                                                       Price/Earnings    Price/Book
                                                       ---------------  ------------
     Anticipated Benefits Factor                       $       707,000  $ 6,520,509
     Risk Adjusted Capitalization V                              14.00          144%
                                                       ---------------  ------------
     Capitalized Benefits                              $     9,898,000  $ 9,389,533
     Excess Capital                                                 nm    3,350,000
                                                       ---------------  ------------
     Valuation After Excess Capital Adjustment         $     9,898,000  $12,739,533
                                                       ===============  ============

     Valuation - Guideline Public Company Method       $     9,898,000  $12,740,000
                                                       ===============  ============

     VALUATION - GUIDELINE PUBLIC COMPANIES (average)                   $11,319,000
                                                                        ============

     Based upon the analysis presented above, the valuation of Community Banking Company under the guideline company method market approach was $9,898,000 (rounded) under the guideline price/earnings method and $12,740,000 (rounded) under the guideline price/book value method as of May 31, 2005. The average of the two methods above was $11,319,000 as of May 31, 2005.

     Whole Bank Transactions.  A list of control bank transactions announced in
     -----------------------
2005 is presented in Appendix E, along with pricing and other information. For the market approach, we utilized three methods:

     1. Estimated ongoing earnings times the control transactions price/earnings multiple.
     2.   Total assets times the control transactions price/assets ratio.
     3.   Book value times the control transactions price/book value ratio.

     The valuation of Community Banking Company using the whole bank transaction market is presented in the table below. The benchmark measures for Community Banking Company are based upon May 31, 2005 data for the price/book value and price/assets methods. For the price/earnings method, anticipated benefits were derived in Table 3 below (ongoing earning power without synergies). Finally, in the price/book value, the anticipated benefits are reduced by excess capital prior to capitalization. Excess capital is then added to capitalized benefits at 8% capital.

                                           TABLE 4
                                  COMMUNITY BANKING COMPANY
                  VALUATION - THE MARKET APPROACH - WHOLE BANK TRANSACTIONS
                                     As of May 31, 2005

                                               Price/Earnings    Price/Book    Price/Assets
                                               ---------------  ------------  --------------
Anticipated Benefits                           $       707,000  $ 6,520,509   $  84,496,497
Risk Adjusted Capitalization Factor                      20.00          200%          18.50%
                                               ---------------  ------------  --------------
Capitalized Benefits                           $    14,140,000  $13,041,018   $  15,631,852
Excess Capital                                              nm    3,350,000              nm
                                               ---------------  ------------  --------------
Value of Total Capital                         $    14,140,000  $16,391,018   $  15,631,852
                                               ===============  ============  ==============

Valuation - Whole Bank Transactions Method     $    14,140,000  $16,391,000   $  15,632,000
                                               ===============  ============  ==============

VALUATION - WHOLE BANK TRANSACTIONS (rounded)                   $15,388,000
                                                                ============

     Based upon the analysis presented above, the valuation of Community Banking Company under the whole bank transaction market approach was $14,140,000 (rounded) under the guideline price/earnings method, $16,391,000 (rounded) under the guideline price/book value method, and $15,632,000 (rounded) under the guideline price/assets method as of May 31, 2005. The average of the three methods was $15,388,000 as of May 31, 2005.

     ANALYSIS UNDER INCOME-BASED APPROACH. The determination of value using the income approach is a two step process. First, it is necessary to make a determination of Community Banking Company's ongoing earning power, also defined as the "anticipated benefits" that will accrue to Community Banking Company on an annual basis. Second, a rate must be identified with which to capitalize those earnings (the capitalization factor).

     Synergistic Price/Earnings Method.  Under the synergistic price/earnings
     ---------------------------------
method, the anticipated benefits are derived as estimated earnings based upon synergies that could expect to be achieved by an acquiror of Community Banking Company. In the case of Community Banking Company, it is estimated that an acquiror could expect to achieve synergies equivalent to 0.50% of average assets, or $423,670. Net of a 38% tax benefit, the after-tax savings would be $262,675, which is added to the ongoing earning power derived in the table below. The result is capitalized at an earnings multiple derived from the price/earnings ratios of publicly traded banks, which represent the pool of potential acquirers of Community Banking Company.

     In determining ongoing earning power in the synergistic price/earnings method, we begin with anticipated benefits with no synergies derived in Table 2 above. Shown in the table below is the estimate of anticipated benefits that would accrue to an acquiror of Community Banking Company, based on the adjustment described above.

                                     TABLE 5
                            COMMUNITY BANKING COMPANY
                              ONGOING EARNING POWER
                             (Anticipated Benefits)

          Anticipated Benefits - No Synergies          $ 707,236
          Anticipated Economies to an Acquiror           423,670
          Tax Effect of Savings                 38.0%   (160,995)
                                                       ----------
          Earning Power to An Acquiror                 $ 969,911
                                                       ==========
          ANTICIPATED BENEFITS TO AN ACQUIROR          $ 970,000
                                                       ==========

     Based upon the analysis presented above, the ongoing earning power (anticipated benefits) of Community Banking Company was $707,000 (rounded) as of May 31, 2005. Adjusting for anticipated synergies, the anticipated benefits were $970,000 (rounded).

     The synergistic price/earnings method of the income approach is summarized in the table below.

                                     TABLE 6
                            COMMUNITY BANKING COMPANY
             THE INCOME APPROACH - SYNERGISTIC PRICE/EARNINGS METHOD
                               As of May 31, 2005

          Anticipated Benefits                 $   970,000
          Risk Adjusted Capitalization Factor        14.00
                                               -----------
          Capitalized Benefits                 $13,580,000
                                               ===========

          VALUATION - SYNERGISTIC EARNINGS     $13,580,000
                                               ===========

     Based upon the analysis presented above, the valuation of Community Banking Company under the income approach (synergistic price/earnings method) was $13,580,000 (rounded) as of May 31, 2005.

     Discounted Cash Flow Method.  The determination of value using the
     ---------------------------
discounted cash flow method is a three-step process. First, it is necessary to make a projection of the subject entity's earnings and potential distributions over a period of time, usually no more than five years. Second, it is necessary to estimate the value of Community Banking Company at the end of the five-year period (terminal value). Finally, an appropriate rate must be identified at which to discount the future cash flow and terminal value to their present values (discount rate).

     For the discounted future earnings method, the base year earnings number is derived based upon no synergies (pre-tax earnings of $1,141,000, less taxes at 38%).

                                     TABLE 7
                            COMMUNITY BANKING COMPANY
            ONGOING EARNING POWER - DISCOUNTED FUTURE EARNINGS METHOD
                               As of May 31, 2005

          Estimated Ongoing Pre - Tax Income    $1,141,000
          Estimated Income Taxes                   433,580
                                                ----------
          Estimated Ongoing After - Tax Income  $  707,420
                                                ==========
          ANTICIPATED BENEFITS - NO SYNERGIES   $  707,000
                                                ==========

     The derived ongoing earnings of $707,000 (rounded) will be discounted in the analysis below. The estimated terminal value was derived based upon the product of the projected earnings in year five and the synergistic price/earnings multiple derived above.

                                     TABLE 8
                            COMMUNITY BANKING COMPANY
                           INVESTOR'S REQUIRED RETURN

          Long - Term Government Bond Rate (20-year)          4.4%
            Ibbotson Equity Risk Premium              6.3%
            Beta Coefficient 0.45                     0.45
          Adjusted Equity Risk Premium                        2.8%
          Ibbotson Size Premium                               6.8%
          Specific Risk Premium                               0.0%
                                                             -----
          Investor's Required Rate of Return                 14.0%
                                                             =====

     Based upon the analysis presented above, the appropriate discount rate for the anticipated future earnings of Community Banking Company was 14.0% as of May 31, 2005.

     The discounted cash flow method is summarized in the table below. The methodology employed in determining valuation under the income approach was to discount the anticipated future cash flow (dividend distributions) to the present at the discount rate. It is assumed that the base year earnings will increase 5.0% per year over a five-year period and that earnings theoretically are distributed to maintain an equity/asset ratio of 8.0%.

                                         TABLE 9
                                COMMUNITY BANKING COMPANY
                THE INCOME APPROACH - DISCOUNTED FUTURE CASH FLOW METHOD
                                   As of May 31, 2005

          Earnings w/o     Dividend       Ending      Ending       Ending      Present
Year        Synergies    Distribution     Equity      Assets     Eq/Assets      Value
--------  -------------  -------------  ----------  -----------  ----------  -----------
       1  $     707,000  $   3,325,000  $7,098,000   88,740,750       8.00%  $ 2,916,667
       2        742,350        390,000   7,450,350   93,177,788       8.00%      300,092
       3        779,468        400,000   7,829,818   97,836,677       8.00%      269,989
       4        818,441        425,000   8,223,259  102,728,511       8.00%      233,716
       5        859,363        450,000   8,632,622  107,864,937       8.00%      233,716
terminal                    17,772,000                                         9,230,220
                                                                             -----------
                                                Present Value of Cash Flows  $13,202,318
                                                                             ===========

                           VALUATION - DISCONTINUED FUTURE CASH FLOW METHOD  $13,202,000
                                                                             ===========

     Based upon the analysis presented above, the valuation of Community Banking Company under the income approach (discounted future cash flow) was $13,202,000 (rounded) as of May 31, 2005.

     COMBINED VALUATION. Based upon the entire analysis, it is the opinion of Southard Financial that the fair value of Community Banking Company should be determined by assigning appropriate weights to the values derived above. The table below shows the combined value of Community Banking Company as of May 31, 2005. In Southard Financial's opinion, the weight assigned to each valuation approach properly reflects the relative importance of that approach for purposes of this valuation opinion.

                                        TABLE 10
                                COMMUNITY BANKING COMPANY
                                     COMBINED VALUE
                                   As of May 31, 2005

Valuation Methodology                                 Value        Weight         Product
                                               ------------  ------------  --------------
Asset Based Approach                           $ 13,363,000           10%  $    1,336,300
Market Approach - Guideline Public Companies     11,319,000           30%       3,395,700
Market Approach - Whole Bank Transactions        15,388,000           15%       2,308,200
Income Approach - Synergistic P/E Method         13,580,000           15%       2,037,000
Income Approach - Discounted Future Cash Flow    13,202,000           30%       3,960,600
                                                             ------------  --------------
                                                                     100%      13,037,800
                                                             ============  ==============

     Based on the analysis presented above, the combined valuation Of Community Banking Company was $13,037,800 as of May 31, 2005 (rounded to $13,038,000). The valuation has yet to consider the marketability of the shares being valued.

     The conclusion of value of Community Banking Company represents about 132% of reported book value at May 31, 2005 and about 149% of book value at 8% capital. The conclusion also equates to about 18.4 times estimated ongoing earning power unadjusted for acquisition synergies.

     VALUATION OF HOLDING COMPANY. The value of the CBC Holding Company is determined as the control value of Community Banking Company, plus CBC Holding Company assets, less CBC Holding Company liabilities.

                                    TABLE 11
                               CBC HOLDING COMPANY
                                 COMBINED VALUE
                               As of May 31, 2005

          Combined Value of the Bank                  $13,050,000
          Parent Company Net Other Assets                  12,394
                                                      -----------
          Valuation of the Company                    $13,050,394
                                                      ===========

     Based upon the entire analysis, the combined value of CBC Holding Company was $13,050,000 (rounded) as of May 31, 2005.

     FINAL DETERMINATION OF FAIR VALUE. The conclusion of value per share is determined as the combined value of CBC Holding Company, divided by 731,904 shares outstanding.

                                    TABLE 12
                               CBC HOLDING COMPANY
                          CONCLUSION OF VALUE PER SHARE
                               As of May 31, 2005

          Valuation of the Company                    $13,050,000
          Shares Outstanding                              731,904
                                                      -----------
          Value Per Share                             $     17.83
                                                      ===========
          CONCLUSION OF VALUE PER SHARE (rounded)
                                                      $     17.80
                                                      ===========

     Based upon the entire analysis, and for the purposes described in this report, it is Southard Financial's opinion that the fair value, on an enterprise basis, of the common stock of CBC Holding Company was $17.80 per share (rounded) as of May 31, 2005.

                              INFORMATION REGARDING
                         SPECIAL MEETING OF SHAREHOLDERS


TIME AND PLACE OF MEETING

     We are soliciting proxies through this proxy statement for use at a special meeting of CBC Holding Company shareholders. The special meeting will be held at _____ p.m. on __________, ____________, 2006, at the Charles Harris Learning
Center at East Central Technical College located at 667 Perry House Road, Fitzgerald, Georgia 31750.

RECORD DATE AND MAILING DATE

     The close of business of ____________, 2006, is the record date for the determination of shareholders entitled to notice of and to vote at the special meeting. We first mailed the proxy statement and the accompanying form of proxy to shareholders on or about ____________, 2006.

NUMBER OF SHARES OUTSTANDING

     As of the close of business on the record date, CBC Holding Company had 10,000,000 shares of common stock, $1.00 par value, authorized, of which 731,904 shares were issued and outstanding. Each outstanding share is entitled to one vote on all matters presented at the meeting.

PURPOSE OF SPECIAL MEETING

     The purpose of the special meeting is for shareholders to consider and vote on the reorganization plan which provides for the reorganization of CBC Holding Company into a subchapter S corporation through the merger of Interim with and into CBC Holding Company. CBC Holding Company will be the surviving corporation and will make an election to be taxed as a subchapter S corporation after the effective time of the reorganization and will terminate the registration of its common stock under the Securities Exchange Act.

VOTING AT THE SPECIAL MEETING

     The reorganization plan must be approved by the affirmative vote of a majority of the outstanding shares of CBC Holding Company entitled to vote on the reorganization plan. As of the record date, CBC Holding Company's directors and executive officers owned, directly or indirectly, 250,469 shares, or 34.2%, of the 731,904 outstanding shares. Each of the directors and executive officers has indicated that he intends to vote his shares in favor of the reorganization plan.

DISSENTERS' RIGHTS

     All shareholders of CBC Holding Company, whether or not they are eligible to remain shareholders of CBC Holding Company after the reorganization, are entitled to dissent from the reorganization plan. If you dissent from the reorganization plan, you are entitled to the statutory rights and remedies of dissenting shareholders provided in Article 13 of the Georgia Business Corporation Code as long as you comply with the procedures of Article 13.
Article 13 provides that a dissenting shareholder is entitled to receive cash in an amount equal to the "fair value" of his or her shares. We have included a copy of Article 13 of the Georgia Business Corporation Code in

Appendix D to this proxy statement and a summary of Article 13 under "Dissenters' Rights" beginning on page 41.

     TO PERFECT DISSENTERS' RIGHTS, YOU MUST COMPLY WITH ARTICLE 13 OF THE GEORGIA BUSINESS CORPORATION CODE, WHICH REQUIRES, AMONG OTHER THINGS, THAT YOU GIVE CBC HOLDING COMPANY NOTICE OF YOUR INTENT TO DISSENT FROM THE REORGANIZATION PLAN PRIOR TO THE VOTE OF THE SHAREHOLDERS AT THE SPECIAL MEETING AND THAT YOU NOT VOTE YOUR SHARES IN FAVOR OF THE REORGANIZATION PLAN. NOTICE OF INTENT TO DISSENT FROM THE REORGANIZATION PLAN SHOULD BE SENT TO CBC HOLDING COMPANY, 102 WEST ROANOKE DRIVE, FITZGERALD, GEORGIA 31750, ATTN: GEORGE M. RAY. ANY SHAREHOLDER WHO RETURNS A SIGNED PROXY BUT FAILS TO PROVIDE INSTRUCTIONS AS TO THE MANNER IN WHICH HIS OR HER SHARES ARE TO BE VOTED WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE REORGANIZATION PLAN AND WILL NOT BE ENTITLED TO ASSERT DISSENTERS' RIGHTS. FAILURE TO VOTE AGAINST THE REORGANIZATION PLAN WILL NOT RESULT IN A WAIVER OF YOUR RIGHT TO DISSENT. FURTHERMORE, VOTING AGAINST THE REORGANIZATION PLAN WILL NOT SATISFY THE REQUIREMENT THAT YOU PROVIDE CBC HOLDING COMPANY NOTICE OF YOUR INTENT TO DISSENT FROM THE REORGANIZATION PLAN.

PROCEDURES FOR VOTING BY PROXY

     If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy. If you sign and return your proxy but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the approval of the reorganization plan and, in the best judgment of the persons appointed as proxies, on all other matters properly brought before the special meeting.

     You can revoke your proxy at any time before it is voted by delivering to George Ray, president of CBC Holding Company, at the main office of CBC Holding Company, either a written revocation of the proxy or a duly signed proxy bearing a later date or by attending the special meeting and voting in person.

REQUIREMENTS FOR SHAREHOLDER APPROVAL

     A quorum will be present at the meeting if a majority of the outstanding shares of CBC Holding Company common stock are represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists.

     Approval of the reorganization plan requires the affirmative vote of a majority of the outstanding shares of CBC Holding Company entitled to vote on the reorganization plan. Any other matter that may properly come before the special meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Although abstentions and broker non-votes will not be counted as votes in favor of or against the reorganization plan, abstentions and broker non-votes will have the effect of negative votes since the affirmative vote of a majority of the outstanding shares is required to approve the reorganization plan.

     ABSTENTIONS. A shareholder who is present in person or by proxy at the special meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the special meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

     BROKER NON-VOTES. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one or more proposal but no vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

SOLICITATION OF PROXIES

     Proxies are being solicited by CBC Holding Company, and CBC Holding Company will pay the cost of the proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone or fax. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process. CBC Holding Company will file with the SEC all written soliciting materials, including scripts and outlines used to solicit proxies by telephone.

                             DESCRIPTION OF THE PLAN

THE REORGANIZATION

     The board of directors of CBC Holding Company determined that it would be in the best interests of CBC Holding Company and its shareholders to reorganize CBC Holding Company to enable it to be taxed as a subchapter S corporation. In order to facilitate CBC Holding Company's reorganization into a subchapter S corporation, the reorganization plan provides for the merger of Interim with and into CBC Holding Company. Interim is a Georgia corporation that CBC Holding Company formed solely to facilitate the reorganization. CBC Holding Company will be the surviving corporation and will elect to be taxed as a subchapter S corporation immediately after the effective time of the reorganization. We anticipate that the effective time of the reorganization will be in__________, 2006.

     SUBCHAPTER S IN GENERAL. Under a Subchapter S income tax election, CBC Holding Company will pass its taxable income through to its shareholders for taxation at their personal rates, thus allowing it to avoid paying corporate income tax. As a result, we will be able to generate a higher level of net income. More importantly, this election will permit CBC Holding Company to distribute its net income to shareholders without subjecting the shareholders to additional income taxation upon receipt of distributions from CBC Holding Company.

     We have described the tax benefits of being taxed as a subchapter S corporation in more detail under the heading "Special Factors -Tax Benefits of Subchapter S Election" on page 21. The subchapter S corporation election has numerous special income tax effects on shareholders. YOU SHOULD CONSULT WITH YOUR OWN COUNSEL, ACCOUNTANTS AND OTHER ADVISORS TO UNDERSTAND THE EFFECT THE SUBCHAPTER S CORPORATION ELECTION WILL HAVE ON YOU.

     SHAREHOLDER ELIGIBILITY. In order to be a shareholder of a subchapter S corporation, you must be a citizen or resident of the United States. Estates and certain trusts (generally, a trust that distributes income annually to its beneficiaries, all of whom are individuals, or a trust that has as its beneficiaries only those persons who are eligible to hold stock in a subchapter S corporation and who make a qualifying election, provided that no interest in the trust was purchased) can also be shareholders of a subchapter S corporation. CORPORATIONS, LIMITED LIABILITY COMPANIES, PARTNERSHIPS AND IRAS MAY NOT BE SHAREHOLDERS OF A SUBCHAPTER S CORPORATION.

     If you have questions regarding your eligibility to be a shareholder of a subchapter S corporation, or if you wish to confirm your status as a member of one of the 70 Qualifying Family Groups, you may contact George M. Ray at (229) 423-4321. Shareholders who hold their shares of CBC Holding Company in a trust are urged to consult their own legal and tax advisors as to the specific consequences of the reorganization to them and their eligibility be shareholders of a subchapter S corporation.

     S-CORPORATION ELECTION FORM 2553. In order for CBC Holding Company to elect to be taxed as a subchapter S corporation, each of its shareholders remaining after the reorganization must sign the S-Corporation Election Form on the Internal Revenue Service Form 2553, which is attached as Appendix C to this
                                                         ----------
proxy statement. Accordingly, if you are a member of one of the 70 Qualifying Family Groups or an employee of CBC Holding Company (or its subsidiary) or an emeritus director of CBC Holding Company, and you are an eligible shareholder of a subchapter S corporation, you must sign and deliver the S-Corporation Election Form 2553 to CBC Holding Company in order to remain CBC Holding Company shareholders after the reorganization

     SHAREHOLDERS AGREEMENT. The reorganization plan provides that if you are a member of one of the 70 Qualifying Family Groups or an employee of CBC Holding Company (or its subsidiary) or an emeritus director of CBC Holding Company, and you are an eligible shareholder of an S corporation who wishes to retain his or her shares, you must sign and deliver the Shareholders Agreement to CBC Holding Company in order to remain CBC Holding Company shareholders after the reorganization. The Shareholders Agreement is designed to prevent an inadvertent termination of CBC Holding Company's subchapter S corporation election. If you are such an eligible shareholder and wish to retain your shares, you should review carefully the Shareholders Agreement, which is attached as Appendix B to
                                                                  ----------
this proxy statement. The paragraphs below summarize the material provisions of the Shareholders Agreement.

     - TRANSFER RESTRICTIONS: No shareholder may sell or otherwise dispose of his or her shares of CBC Holding Company common stock except as provided in the Shareholders Agreement. Any attempted disposition of shares of CBC Holding Company common stock, which is not in accordance with the terms of the Shareholders Agreement is void ab initio and will not be reflected on CBC Holding Company's records.

     Shareholders may make Permitted Transfers (as defined below) provided that each of the following transfer conditions is satisfied:

     (1)  The transferee qualifies as a subchapter S corporation shareholder;

     (2) The number of CBC Holding Company shareholders may not increase as a result of the transfer, unless the board approves the increase (by the affirmative vote of two-thirds of the directors then holding office);

     (3) If the transferee will beneficially own (as defined in the Shareholders Agreement) more than 5% of CBC Holding Company's outstanding common stock after the transaction, the board approves the transaction (by the affirmative vote of two-thirds of the directors then holding office); and

     (4)  The transferee agrees to be bound by the Shareholders Agreement.

     "Permitted Transfer" means:

          - A transfer to the shareholder's spouse, lineal ancestors or descendants, brothers, sisters, children or grandchildren (or a qualified trust for the benefit of any one or more of the foregoing); or

          -    A transfer to another shareholder of CBC Holding Company; or

          - A transfer approved by the affirmative vote of two-thirds of the directors of CBC Holding Company then holding office.

     - SALE OF SHARES: A shareholder who receives a Qualified Offer may sell his or her shares pursuant to the Shareholders Agreement. A "Qualified Offer" means an offer from a person who satisfies the ownership requirements with respect to a subchapter S corporation, provided, however, that either the number of shareholders of CBC Holding Company does not increase as a result of the transfer or the board of directors (by the affirmative vote of two-thirds of the directors then holding office) has approved the transfer. In addition, a Qualified Offer has to be a legally enforceable written offer which is made at arm's length from a person who is financially capable of carrying out the terms of the written offer.

     A shareholder who wishes to sell his or her shares upon receipt of a Qualified Offer has to give written notice to CBC Holding Company and is thereby deemed to have offered to sell his or her shares to CBC Holding Company. CBC Holding Company has 30 days to decide whether to purchase all or any part of the offered shares at the price contained in the Qualified Offer. The purchase price will be payable in the amount and on substantially the same terms as contained in the Qualified Offer. The closing of the transaction will occur no later than the 60th day following the 30-day option period. If CBC Holding Company does not agree to purchase all of the offered shares, the shareholder may transfer the shares to the person making the Qualified Offer provided that the transfer satisfies each of the transfer conditions described under the heading "Transfer Restrictions" above. This transfer has to take place within 60 days.

     - PLEDGE OF SHARES: A shareholder may pledge his or her shares as collateral to secure payment of a loan. If the shareholder defaults and the lender is entitled and intends to foreclose on the collateral shares, the lender has to give written notice to CBC Holding Company and is thereby deemed to have offered to sell all of the collateral shares to CBC Holding Company. CBC Holding Company has 30 days to decide whether to purchase all or any part of the collateral shares at the price contained in the lender's notice. The purchase price will be payable in the amount and on substantially the same terms as contained in the lender's notice. The closing of the transaction will occur no later than the 60th day following the 30-day option period. If CBC Holding Company does not agree to purchase all of the collateral shares, the lender may transfer the collateral shares provided that the transfer satisfies each of the transfer conditions described under the heading "Transfer Restrictions" above.

     - DEATH OF A SHAREHOLDER: Upon the death of a shareholder, CBC Holding Company has the right to acquire the deceased shareholder's shares. CBC Holding Company has 30 days from its actual knowledge of the shareholder's death to exercise its purchase option which has to be with respect to all of the deceased shareholder's shares. If the shares are not purchased by CBC Holding Company (through no fault of the shareholder's estate), the estate, beneficiary or heir of the deceased shareholder will remain the owner of the shares provided that the shares remain subject to the Shareholders Agreement. CBC Holding Company will not exercise its purchase option if each of the conditions described under the heading "Transfer Restrictions" above are met and:

     - The shares are left to one of the following - the shareholder's spouse, lineal ancestors or descendants, brothers, sisters, children and grandchildren (or a qualified trust for the benefit of any one of the foregoing); or

     -    The shares are left to another shareholder of CBC Holding Company; or

     - The new shareholder or shareholders are approved by the affirmative vote of two-thirds of CBC Holding Company's directors then holding office.

     If CBC Holding Company purchases the shares, the purchase price will be equal to the greater of Fair Market Value Per Share or Book Value Per Share. Fair Market Value Per Share will be determined reasonably and in good faith by CBC Holding Company's board of directors. "Fair Market Value Per Share" means the price a third party would pay for the shares as of the applicable valuation date on a per share basis. "Book Value Per Share" means the book value of the shares as determined reasonably and in good faith by CBC Holding Company's board of directors as of the quarter end prior to the applicable valuation date, using the data shown in CBC Holding Company's consolidated financial statements for that same quarter. If the person selling the shares is a director of CBC Holding Company, he or she will not participate in the determination of Fair Market Value Per Share. If the selling shareholder does not agree with the value determination, the selling shareholder and CBC Holding Company will engage an independent appraiser to make the determination, which is to be completed within 30 days. The determination made by the appraiser, absent fraud, will be final and binding. The selling shareholder and CBC Holding Company will bear cost of the appraisal equally.

     The closing will occur no later than the last to occur of the 60th day following the determination of the purchase price for the shares, the 60th day following the qualification of the executor or personal representative of the estate of the deceased shareholder, the 60th day following the qualification of a guardian for the property of the deceased shareholder or the 60th day following CBC Holding Company's election to purchase the shares.

     - MANAGEMENT: CBC Holding Company's board of directors will manage the business and affairs of CBC Holding Company but will refrain from taking any actions in contravention of the Shareholders Agreement and from issuing additional shares of common stock such that CBC Holding Company would lose its eligibility to be taxed pursuant to Subchapter S of the Internal Revenue Code.

     Additionally, pursuant to the Shareholders Agreement, the CBC Holding Company's board of directors intends, subject to regulatory requirements, to cause CBC Holding Company to make annual or quarterly distributions equal, on an annualized basis, to approximately the amount representing the tax liability attributable to CBC Holding Company's annual taxable income. In determining the amount of any distribution, the board of directors may take into account anticipated events which might increase or reduce the final amount of taxable income for the entire taxable year.

     CBC Holding Company will also be required to exercise its option to acquire the shares held by a deceased shareholder's estate, if the shares, upon distribution by the estate, would be owned by a person who would cause a termination of CBC Holding Company's Subchapter S status.

     - SPECIFIC ENFORCEMENT; LEGEND; ETC.: The Shareholders Agreement can be specifically enforced. Certificates evidencing the shares will bear the following legend regarding the Shareholders Agreement:

          "The Shares evidenced by this certificate are subject to and transferable only in accordance with that certain Shareholders Agreement between CBC Holding Company (the "Company") and its shareholders, dated as of __________, 2006, a copy of which is on file at the principal office of the Company. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Agreement. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Agreement."

Persons making transfers of shares are required to deliver the appropriate stock powers, but if they do not, CBC Holding Company is irrevocably appointed as attorney-in-fact to execute the necessary stock powers and to perform any other actions necessary in order to transfer the stock certificate.

     - SUBCHAPTER S CORPORATION STATUS: Each shareholder acknowledges that CBC Holding Company has elected to be treated for federal and state income tax purposes as a subchapter S corporation.

     If CBC Holding Company (by the affirmative vote of two-thirds of its directors then holding office) and the shareholders of CBC Holding Company (by the affirmative vote of two-thirds of the outstanding shares) decide to terminate the subchapter S corporation election, each shareholder will be provided a written notice of the determination. Within 60 days after delivery of the notice, each shareholder agrees (if requested) to deliver a consent (in such form as may be required to comply with applicable income tax rules and regulations) to the revocation to CBC Holding Company.

     If CBC Holding Company's status as a subchapter S corporation is terminated inadvertently and CBC Holding Company and any shareholder desire that the subchapter S corporation election be continued, everyone agrees to use their best efforts to obtain a waiver of the terminating event from the Internal Revenue Service. If a shareholder causes a terminating event to occur, the shareholder will bear the expense of procuring the waiver, including the legal, accounting and tax costs of taking such steps.

     Each shareholder agrees to cause any trust which may be holding the shareholder's shares to be maintained as a permissible shareholder.

     To avoid increasing the number of shareholders as a result in a change in the marital status of a shareholder, each shareholder agrees, if his or her shares are owned as husband and wife (whether jointly or individually) and if the individuals are no longer husband and wife, that the shares will be held by only one of the two spouses.

     Each shareholder agrees to take all actions that may be required by any state in which CBC Holding Company does business to ensure recognition of CBC Holding Company's subchapter S corporation status. Additionally, in the event CBC Holding Company elects or is required to make any payment on behalf of a shareholder, such as a tax payment, each shareholder agrees the amount of the payment shall be treated as a non-interest bearing loan. The loan shall be repaid by charging against and reducing the amount of any subsequent distribution due to the affected shareholder.

     Each shareholder agrees to indemnify and hold CBC Holding Company and each other shareholder harmless from and against all loss arising out of any violation of the Shareholders Agreement by the indemnifying shareholder.

     - AMENDMENT. Except for the vote required to extend the term of the Shareholders Agreement, neither the Shareholders Agreement nor any provision to the Shareholders Agreement may be waived, modified, amended or terminated except by a written agreement approved by CBC Holding Company, by the affirmative vote of at least two-thirds of its directors then holding office, and by the shareholders of CBC Holding Company, by affirmative vote of at least two-thirds of the then issued and outstanding shares of CBC Holding Company.

     - TERMINATION. The Shareholders Agreement terminates on the earlier to occur of the effective time that an agreement providing for termination of the Shareholders Agreement is signed by CBC Holding Company (authorized by the affirmative vote of two-thirds of its directors then holding office) and by its shareholders, by the affirmative vote of at least two-thirds of the then-issued and outstanding shares of CBC Holding Company or at the effective time of a registration statement filed by CBC Holding Company with the Securities and Exchange Commission with respect to a public offering of CBC Holding Company's common stock.

     - ENFORCEMENT COSTS. Should any party be required to engage legal counsel to enforce or prevent the breach of any of the provisions of the Shareholders Agreement, then the prevailing party in the action will be entitled to be reimbursed by the other party for all costs and expenses incurred by the prevailing party.

     - SEPARATE COUNSEL. By signing the Shareholders Agreement, each shareholder acknowledges that he or she has had the opportunity to obtain separate legal counsel and advice regarding the Shareholders Agreement and that he or she has read and understands the Shareholders Agreement.

SOURCE OF FUNDS AND EXPENSES

     We estimate that approximately $4 million will be required to pay for the shares of CBC Holding Company common stock exchanged for cash in the reorganization. We intend to fund the reorganization with existing working capital of CBC Holding Company and possibly supplementing that with the issuance of trust preferred securities. None of the net funds required for the reorganization will be received from Community Banking Company of Fitzgerald.

     If we choose to proceed with issuing trust preferred securities, CBC Holding Company will establish a trust, which will issue and sell preferred securities in a private placement. The trust will use the proceeds of these issuances to purchase debt securities from CBC Holding Company. CBC Holding Company may, in turn, use the proceeds from the sale of its debt securities to the trust to provide additional funding for the reorganization. CBC Holding Company has not yet signed a commitment letter for the issuance of trust preferred securities.

     CBC Holding Company will also pay all of the expenses related to the reorganization from existing working capital. We estimate that the expenses of the reorganization will be as follows:

          SEC filing fees      500
          Legal fees        35,000
          Accounting fees   15,000
          Appraisal fees     2,500
          Printing costs     5,600

               Total       $58,600
                           =======

PRO FORMA EFFECT OF THE REORGANIZATION PLAN

     See "Special Factors-Pro Forma Effect of the Reorganization Plan" on page 25 for illustrations of the pro forma effect of the reorganization plan on CBC Holding Company's June 30, 2005 and December 31, 2004 financial statements.

EFFECTIVE TIME OF THE REORGANIZATION

     The reorganization will be effective when we file the articles of merger of Interim with and into CBC Holding Company with the Georgia Secretary of State. We expect that the effective time of the reorganization will be on or before ___________, 2006, but it cannot occur until we receive shareholder approval of the reorganization. Upon the effective time of the reorganization, specified shares of CBC Holding Company common stock will be converted to cash as described below.

CASH CONVERSION OF CBC HOLDING COMPANY COMMON STOCK

     Since only eligible persons may be shareholders of a subchapter S corporation and a subchapter S corporation may only have 100 shareholders, some shares of CBC Holding Company common stock will be converted to the right to receive $17.80 per share in cash in the reorganization. The board determined that the fair value of CBC Holding Company's common stock before the reorganization is $17.80 per share. The board based its determination on the factors described under "SPECIAL FACTORS-Reasons for the Reorganization" on page 15 and "-Recommendation of the Board of Directors; Fairness of the Reorganization Plan" on page 25.

     Under the reorganization plan, a shareholder who is a member of one of the 70 Qualifying Family Groups or is an employee of CBC Holding Company (or its subsidiary) or an emeritus director of CBC Holding Company may choose either to remain a shareholder of CBC Holding Company or to receive cash for his or her shares. A shareholder who is neither a member of one of the 70 Qualifying Family Groups, an employee of CBC Holding Company (or its subsidiary) nor an emeritus director of CBC Holding Company will receive cash for his or her shares.

     Each share of CBC Holding Company common stock held of record, or beneficially in the case of shares held in street name, immediately prior to the effective time of the reorganization will be converted into the right to receive $17.80 in cash unless you are:

     - a shareholder who is eligible to be a subchapter S corporation shareholder; and

     - a shareholder who signs and delivers the CBC Holding Company Shareholders Agreement and S-Corporation Election Form to CBC Holding Company on or before ____________, 2006; and

     - a shareholder who, together with any of your family members electing to be treated as a single shareholder, pursuant to Section 1361(c)(1) of the Internal Revenue Code (an "Electing Family Group"), is one of the 70 Electing Family Groups collectively holding the most shares of common stock of CBC Holding Company (the "Qualifying Family Groups") OR an employee of CBC Holding Company (or its subsidiary) OR an emeritus director of CBC Holding Company.

     In order to be treated as a subchapter S corporation for taxation purposes, CBC Holding Company must have less than 100 shareholders, as determined for subchapter S purposes, including Electing Family Groups. By selecting 70 as the number of Qualifying Family Groups together with 8 employees and 2 emeritus directors, CBC Holding Company will fall below the 100 shareholder limit. If you are a member of one of the preliminarily determined 70 Qualifying Family Groups, you will have received a letter stating so in this package. However, because some shareholders may choose to purchase additional shares after the date of this proxy statement, this notification is not a final determination of membership in a Qualifying Family Group. CBC Holding Company will send letters to members of the final 70 Qualifying Family Groups as well as shareholders who received a preliminary letter but who are no longer members of a Qualifying Family Group, if any, shortly after the Family Group Determination Date. The number of Qualifying Family Groups will not change prior to the effective time of the reorganization.

     All other outstanding shares of CBC Holding Company common stock will remain outstanding after the effective time of the reorganization.

     SHAREHOLDERS WHO ARE NOT ELIGIBLE SUBCHAPTER S CORPORATION SHAREHOLDERS.
If you own any shares of CBC Holding Company common stock indirectly through an entity or person who is not eligible to be a subchapter S corporation shareholder (for example, a corporation, limited liability company, partnership or IRA), those shares will be converted to cash in the reorganization unless those shares are transferred to an eligible subchapter S corporation shareholder prior to the effective time of the reorganization. For example, if you are an eligible subchapter S corporation shareholder, you may choose to transfer shares owned indirectly through a corporation or partnership that you control to your own name to prevent the shares from being converted to cash in the reorganization. To transfer shares of CBC Holding Company common stock, the certificate(s) representing the shares must be delivered to CBC Holding Company along with written instructions from the record holder of the shares directing the transfer of the shares. The certificate(s) and the transfer instructions should be delivered to:

                               CBC Holding Company
                             102 West Roanoke Drive
                           Fitzgerald, Georgia  31750

     SHARES HELD IN STREET NAME. If you hold any shares of CBC Holding Company common stock in street name (i.e., through a broker), we will look through the broker to the beneficial owner to determine the total number of shares held by the beneficial owner and whether the beneficial owner is a Georgia resident and an eligible subchapter S corporation shareholder. The beneficial owner of the shares must sign and return the Shareholders Agreement and S-Corporation Election Form to CBC Holding Company in order to remain a shareholder after the reorganization.

     SHAREHOLDERS NOT IN QUALIFYING FAMILY GROUPS. If you are neither a member of one of the 70 Qualifying Family Groups nor an employee or emeritus director of CBC Holding Company or its subsidiary, your shares of CBC Holding Company common stock will be converted to cash in the reorganization as described above. Therefore, if you are such a shareholder and wish to remain a CBC Holding Company shareholder after the reorganization, you or members of your Electing Family Group must purchase an amount of additional shares of CBC Holding Company common stock which makes your Electing Family Group one of the 70 Electing Family Groups collectively holding the most shares of CBC Holding Company common stock prior to the effective time of the reorganization. If, after purchasing additional shares your Electing Family Group is a Qualifying Family Group, your shares will not be converted to cash if you are otherwise eligible to remain a shareholder of CBC Holding Company after the reorganization. In order to be one of the 70 Qualifying Family Groups, you and your Electing Family Group must be one of the 70 Qualifying Family Groups collectively holding the most shares of CBC Holding Company common stock as of the Family Group Determination Date. There is no threshold number of shares required to become a Qualifying Family Group as this determination may be influenced by stock purchases by other shareholders. Because there is a limited market for purchasing additional shares and other shareholders may also wish to purchase additional shares in order to be one of the 70 Qualifying Family Groups, the additional shares you may wish to purchase may not be available. To obtain information regarding purchasing additional shares in the open market, please contact George Ray at (229) 423-4321. CBC Holding Company will not receive any compensation from or pay any compensation to any broker in connection with any such referral.

     DELIVERY OF SHAREHOLDERS AGREEMENT AND S-CORPORATION ELECTION FORM. Notwithstanding any other provision of the reorganization plan, if you are an eligible shareholder who is a member of one of the 70 Qualifying Family Groups, an employee of CBC Holding Company (or its subsidiary) or an emeritus director of CBC Holding Company and you do not sign and return the CBC Holding Company Shareholders Agreement (Appendix B) and S-Corporation Election Form (Appendix C) to CBC Holding Company at or before 5:00 p.m. on ____________, 2006 your shares will be converted to cash in the reorganization as described above, unless the board of directors of CBC Holding Company, at its sole discretion, accepts those documents after such time. As a result, if you transfer any shares after ____________, 2006 to anyone that did not deliver a Shareholders Agreement and S-Corporation Form to CBC Holding Company prior to ____________, 2006, the transferee may receive cash for those shares in the reorganization unless CBC Holding Company, in its sole discretion, accepts those documents from the transferee after ____________, 2006.

     We estimate that the number of shares outstanding after the reorganization will be approximately 511,869. The exact change in the number of outstanding shares will depend on the number of shares converted to cash in the reorganization. The reorganization will not materially alter voting rights and other rights of shareholders, other than as a result of the payment of cash in the reorganization.

INTERIM COMMON STOCK

     Each outstanding share of Interim common stock shall be cancelled upon the effective time of the reorganization.

EXCHANGE OF CBC HOLDING COMPANY STOCK CERTIFICATES

     Holders of shares of CBC Holding Company common stock that will remain outstanding after the reorganization will be required to deliver their certificate(s) evidencing their shares to CBC Holding Company to be exchanged for a new certificate(s), which contains appropriate legends regarding transfer restrictions on the shares. Promptly after the effective time of the reorganization, CBC Holding Company will mail to each CBC Holding Company shareholder transmittal materials and delivery instructions for exchanging certificates representing shares entitled to be converted to cash and shares which will remain outstanding after the reorganization. Until shareholders deliver their certificate(s) evidencing shares of CBC Holding Company common stock (or arrangements are made to account for lost, stolen or destroyed certificates according to CBC Holding Company's usual procedures), the shareholder:

     - will not be paid any cash, which the certificate may entitle the shareholder to receive;

     - will not be paid dividends or other distributions in respect of the shares of CBC Holding Company common stock which the certificate may entitle the shareholder to receive; rather, the dividends or distributions will be retained, without interest, for the shareholder's account until surrender of the certificate; and

     - will not be paid interest on any cash payment, which the certificate may entitle the shareholder to receive.

     After the effective time of the reorganization, each remaining CBC Holding Company shareholder will, however, be entitled to vote at any meeting of CBC Holding Company's shareholders the number of shares of CBC Holding Company common stock which the shareholder holds after the effective time of the reorganization, regardless of whether the shareholders has surrendered his or her CBC Holding Company stock certificate(s) for exchange for new a certificate(s).


                               DISSENTERS' RIGHTS

     Pursuant to the provisions of the Georgia Business Corporation Code, each CBC Holding Company shareholder, whether or not he or she is eligible to remain a shareholder of CBC Holding Company after the reorganization, has the right to dissent from the reorganization plan and to receive the fair value of their shares in cash. Holders of CBC Holding Company common stock who fulfill the requirements described below will be entitled to assert dissenters' rights.

     PRELIMINARY PROCEDURAL STEPS. Pursuant to the provisions of Article 13 of the Georgia Business Corporation Code, if the reorganization plan is consummated, you must:

     - give to CBC Holding Company, prior to the vote at the special meeting with respect to the approval of the reorganization plan, written notice of your intent to demand payment for your shares of CBC Holding Company common stock (hereinafter referred to as "shares");

     -    not vote in favor of the reorganization plan; and

     - comply with the statutory requirements summarized below. If you perfect your dissenters' rights, you will receive the fair value of your shares as of the effective time of the reorganization plan.

     You may assert dissenters' rights as to fewer than all of the shares registered in your name only if you dissent with respect to all shares beneficially owned by any one beneficial shareholder and you notify CBC Holding Company in writing of the name and address of each person on whose behalf you are asserting dissenters' rights. The rights of a partial dissenter are determined as if the shares as to which that holder dissents and that holder's other shares were registered in the names of different shareholders.

     WRITTEN DISSENT DEMAND. Voting against the reorganization plan will not satisfy the written demand requirement. In addition to not voting in favor of the reorganization plan, if you wish to preserve the right to dissent and seek appraisal, you must give a separate written notice of your intent to demand payment for your shares if the reorganization plan is effected. Any shareholder who returns a signed proxy but fails to provide instructions as to the manner in which his or her shares are to be voted will be deemed to have voted in favor of the reorganization plan and will not be entitled to assert dissenters' rights.

     Any written objection to the reorganization plan satisfying the requirements discussed above should be addressed to CBC Holding Company, 102 West Roanoke Drive, Fitzgerald, Georgia 31750, Attention: George M. Ray, President and Chief Executive Officer.

     If the shareholders of CBC Holding Company approve the reorganization plan at the special meeting, CBC Holding Company must deliver a written dissenters' notice (the "Dissenters' Notice") to all of its shareholders who satisfy the foregoing requirements. The Dissenters' Notice must be sent within ten (10) days after the effective time of the reorganization plan and must:

     - state where dissenting shareholders should send the demand for payment and where and when dissenting shareholders should deposit certificates for the shares;

     - inform holders of uncertificated shares to what extent transfer of these shares will be restricted after the demand for payment is received;

     - set a date by which CBC Holding Company must receive the demand for payment (which date may not be fewer than 30 nor more than 60 days after the Dissenters' Notice is delivered); and

     - be accompanied by a copy of Article 13 of the Georgia Business Corporation Code.

     A record shareholder who receives the Dissenters' Notice must demand payment and deposit his or her certificates with CBC Holding Company in accordance with the Dissenters' Notice. Dissenting shareholders will retain all of the rights of a shareholder until those rights are cancelled or modified by the consummation of the reorganization plan. A record shareholder who does not demand payment or deposit his or her share certificates as required, each by the date set in the Dissenters' Notice, is not entitled to payment for his or her shares under Article 13 of the Georgia Business Corporation Code.

     Except as described below, CBC Holding Company must, within 10 days of the later of the effective time of the reorganization or receipt of a payment demand, offer to pay to each dissenting shareholder who complied with the payment demand and deposit requirements described above the amount CBC Holding Company estimates to be the fair value of the shares, plus accrued interest from the effective time of the reorganization plan. CBC Holding Company's offer of payment must be accompanied by:

     - recent financial statements of CBC Holding Company; CBC Holding Company's estimate of the fair value of the shares;

     -    an explanation of how the interest was calculated;

     - a statement of the dissenter's right to demand payment under Section 14-2-1327 of the Georgia Business Corporation Code; and

     -    a copy of Article 13 of the Georgia Business Corporate Code.

     If the dissenting shareholder accepts CBC Holding Company's offer by written notice to CBC Holding Company within 30 days after CBC Holding Company's offer, CBC Holding Company must pay for the shares within 60 days after the later of the making of the offer or the effective time of the reorganization plan.

     If the reorganization plan is not consummated within 60 days after the date set forth demanding payment and depositing share certificates, CBC Holding Company must return the deposited certificates and release the transfer restrictions imposed on uncertificated shares. CBC Holding Company must send a new Dissenters' Notice if the reorganization plan is consummated after the return of certificates and repeat the payment demand procedure described above.

     Section 14-2-1327 of the Georgia Business Corporation Code provides that a dissenting shareholder may notify CBC Holding Company in writing of his or her own estimate of the fair value of such holder's shares and the interest due, and may demand payment of such holder's estimate, if:

     - He or she believes that the amount offered by CBC Holding Company is less than the fair value of his or her shares or that CBC Holding Company has calculated incorrectly the interest due; or

     - CBC Holding Company, having failed to consummate the reorganization plan, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.

     A dissenting shareholder waives his or her right to demand payment under
Section 14-2-1327 unless he or she notifies CBC Holding Company of his or her demand in writing within 30 days after CBC Holding Company makes or offers payment for the dissenting shareholder's shares. If CBC Holding Company does not offer payment within 10 days of the later of the reorganization plan's effective time or receipt of a payment demand, then the shareholder may demand the financial statements and other information required to accompany CBC Holding Company's payment offer, and CBC Holding Company must provide such information within 10 days after receipt of the written demand. The shareholder may notify CBC Holding Company of his or her own estimate of the fair value of the shares and the amount of interest due, and may demand payment of that estimate.

     LITIGATION. If a demand for payment under Section 14-2-1327 remains unsettled, CBC Holding Company must commence a nonjury equity valuation proceeding in the Superior Court of Ben Hill County, Georgia, within 60 days after receiving the payment demand and must petition the court to determine the fair value of the shares and accrued interest. If CBC Holding Company does not commence the proceeding within those 60 days, the Georgia Business Corporation Code requires CBC Holding Company to pay each dissenting shareholder whose demand remains unsettled the amount demanded. CBC Holding Company is required to make all dissenting shareholders whose demands remain unsettled parties to the proceeding and to serve a copy of the petition upon each of them. The court may appoint appraisers to receive evidence and to recommend a decision on fair value. Each dissenting shareholder made a party to the proceeding is entitled to judgment for the fair value of such holder's shares plus interest to the date of judgment.

     The court in an appraisal proceeding commenced under the foregoing provision must determine the costs of the proceeding, excluding fees and expenses of attorneys and experts for the respective parties, and must assess those costs against CBC Holding Company, except that the court may assess the costs against all or some of the dissenting shareholders to the extent the court finds they acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 14-2-1327. The court also may assess the fees and expenses of attorneys and experts for the respective parties against CBC Holding Company if the court finds CBC Holding Company did not substantially comply with the requirements of specified provisions of Article 13 of the Georgia Business Corporate Code, or against either CBC Holding Company or a dissenting shareholder if the court finds that such party acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by Article 13 of the Georgia Business Corporate Code.

     If the court finds that the services of attorneys for any dissenting shareholder were of substantial benefit to other dissenting shareholders similarly situated, and that the fees for those services should be not assessed against CBC Holding Company, the court may award those attorneys reasonable fees out of the amounts awarded the dissenting shareholders who were benefited. No action by any dissenting shareholder to enforce dissenters' rights may be brought more than three years after the effective time of the reorganization plan, regardless of whether notice of the reorganization plan and of the right to dissent were given by CBC Holding Company in compliance with the Dissenters' Notice and payment offer requirements.

     This is a summary of the material rights of a dissenting shareholder and is qualified in its entirety by reference to Article 13 of the Georgia Business Corporate Code, included as Appendix D to this proxy statement. If you intend
                            ----------
to dissent from approval of the reorganization plan, you should review carefully the text of Appendix D and should also consult with your attorney. We will not
            ----------
give you any further notice of the events giving rise to dissenters' rights or any steps associated with perfecting dissenters' rights, except as indicated above or otherwise required by law.

     We have not made any provision to grant you access to any of the corporate files of CBC Holding Company, except as may be required by the Georgia Business Corporation Code, or to obtain legal counsel or appraisal services at the expense of CBC Holding Company.

     Any dissenting shareholder who perfects his or her right to be paid the "fair value" of his or her shares will recognize taxable gain or loss upon receipt of cash for such shares for federal income tax purposes. See "Federal Income Tax Consequences of the Reorganization Plan."

                 DESCRIPTION OF CBC HOLDING COMPANY AND INTERIM

BUSINESS OF CBC HOLDING COMPANY AND BUSINESS OF COMMUNITY BANKING COMPANY OF FITZGERALD

     CBC Holding Company was incorporated as a Georgia corporation on October 15, 1996, for the purpose of becoming a bank holding company by acquiring all of the common stock of Community Banking Company of Fitzgerald, Fitzgerald, Georgia. CBC Holding Company became a bank holding company within the meaning of the federal Bank Holding Company Act and the Georgia Bank Holding Company Act upon its acquisition of all of the common stock of Community Banking Company of Fitzgerald on October 25, 1996. The principal executive office of CBC Holding Company is located at 102 West Roanoke Drive, Fitzgerald, Georgia 31750, and the telephone number is (229) 423-4321.

     The bank's principal sources of income are interest and fees collected on loans, interest and dividends collected on investments, gains on the sale of loans, and service fees on deposit accounts. Its principal expenses are interest paid on savings, time, NOW and money market deposits, loan loss provision, employee compensation, office expenses, and other overhead expenses.

     Interim is a new Georgia corporation and wholly-owned subsidiary of CBC Holding Company that was formed solely to facilitate the reorganization.
Interim will merge with and into CBC Holding Company. CBC Holding Company will be the surviving corporation in the reorganization. Interim will have no business operations. Interim's principal office and mailing address is 102 West Roanoke Drive, Fitzgerald, Georgia 31750, and the telephone number is (229) 423-4321. George M. Ray is the sole director and the president and treasurer of Interim.

DIRECTORS AND EXECUTIVE OFFICERS OF CBC HOLDING COMPANY

     The directors and executive officers of CBC Holding Company after the reorganization will be the same as the directors and executive officers of CBC Holding Company immediately prior to the reorganization. The board of directors consists of 14 members. The shareholders of CBC Holding Company elect directors annually to serve one-year terms. Each director will continue to serve his existing term which expires in 2006.

     For each director and executive officer of CBC Holding Company, the following table sets forth the person's name, age at September 1, 2005, position with CBC Holding Company, principal occupation for the past five years, and the year the person first became a director or executive officer.


                                    Director   Positions with the Company and
Name and Age                        Since(1)   Business Experience for Last Five Years
------------                        ---------  ---------------------------------------

Sidney S. (Buck) Anderson, Jr., 70       1996  Chairman of the Board of the Company and the Bank; President
                                               and General Manager - Dixie Peanut Company

James Thomas Casper, III, 49             1996  Certified Public Accountant - Worthington Casper & Stone, CPA,
                                               PC

Charles A. (Pete) Clark, Sr. 59          1998  Chief Executive Officer and Owner - C&S Aircraft Service, Inc.;
                                               Chief Executive Officer and Owner - Ewing Dusting Services, Inc.


                                       56

                                    Director   Positions with the Company and
Name and Age                        Since(1)   Business Experience for Last Five Years
------------                        ---------  ---------------------------------------

John T. Croley, Jr., 56                  1996  Secretary and Vice Chairman of the Company and the Bank;
                                               Attorney - sole practitioner

A.B.C. (Chip) Dorminy, III, 57           1996  President - ABCD Farms, Inc.; CEO - Farmers Quality Peanut Co.
                                               and D&F Grain Co.

John S. Dunn, 61                         1996  Owner - Shep Dunn Construction

Lee Phillip Liles, 56                    1996  Agency Manager - Georgia Farm Bureau Mutual Insurance Co.

Steven L. Mitchell, 48                   1996  Tree Farmer and Co-owner - Irwin Timber Company

James A. Parrott, II, 66                 1996  Owner - Standard Supply Co. & Building Materials, Inc.

George M. Ray, 59                        1996  President & Chief Executive Officer of the Company and the Bank.

Hulin Reeves, Jr., 54                    1999  Farmer

Robert E. Sherrell, 68                   1996  Attorney - Jay, Sherrell, Smith & Braddy, P.C.

John Edward Smith, III, 57               1996  Attorney - Jay, Sherrell, Smith & Braddy, P.C.

Wyndall L. Walters, 57                   1998  President - Irwin County Motors (doing business as Fitzgerald Ford
                                               Lincoln Mercury)

__________________
(1) The Company was incorporated in October 1996. Each of these individuals also serves on the Board of Directors of the Bank.

     During the past five years, none of the above-named persons has been convicted in a criminal proceeding or has been a party to any judicial or administrative proceeding that resulted in a judgment, decree or final order enjoining him from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. Each of the above-named persons is a citizen of the United States, and the business address and telephone number for each of the above-named persons is 102 West Roanoke Drive, Fitzgerald, Georgia 31750, (229) 423-4321.

STOCK OWNERSHIP

     The following table sets forth the number and the percentage ownership of shares of CBC Holding Company common stock directly and indirectly owned by each director and executive officer of CBC Holding Company, and by all directors and executive officers as a group, as of ____________, 2006. No shares of CBC Holding Company are held, directly or indirectly, by CBC Interim Corporation. The address for each person named in the table is 102 West Roanoke Drive, Fitzgerald, Georgia 31750. Under SEC rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which is the power to vote or to direct the voting of such security, or "investment power" which is the power to dispose or to direct the disposition of such security. The number of shares indirectly owned also includes any shares the person has the right to acquire within the next 60 days. Unless otherwise indicated, each person is the record owner of and has sole voting and investment powers over his or her shares.

                                 NUMBER     PERCENT OF       PERCENT OF
                                   OF      CLASS BEFORE      CLASS AFTER    NATURE OF BENEFICIAL
NAME                             SHARES   REORGANIZATION   REORGANIZATION   OWNERSHIP(1)
-------------------------------  -------  --------------- ----------------  -------------------------------------

Sidney S. (Buck) Anderson, Jr.   106,501           14.55%           20.81%
James Thomas Casper, III          11,130            1.52%            2.17%  105 shares are held by Mr.
                                                                            Casper's daughter.

Charles A. (Pete) Clark, Sr.      11,355            1.55%            2.22%  551 shares are held jointly by Mr.
                                                                            Clark and his son.

John T. Croley, Jr.               27,562            3.42%            5.38%  1,281 shares are held by Mr.
                                                                            Croley for the benefit of his son;
                                                                            1,281 shares are held by Mr.
                                                                            Croley for the benefit of his
                                                                            grandchildren.

A.B.C. (Chip) Dorminy, III        34,286            4.68%            6.70%  11,025 shares are held by ABCD
                                                                            Farms, Inc. of which Mr. Dorminy
                                                                            is President; 10,473 are held by
                                                                            Mr. Dorminy's wife; 4,410 shares
                                                                            are held in the Emma Myrtice
                                                                            Dorminy Trust.

John S. Dunn                       5,512            0.75%            1.08%

Lee Phillip Liles                  5,925            0.81%            1.16%

Steven L. Mitchell                 7,626            1.04%            1.49%  1,717 shares are held by Mr.
                                                                            Mitchell as custodian for his
                                                                            daughter; 2,602 shares are held by
                                                                            Mr. Mitchell as custodian for his
                                                                            son.

James A. Parrott, II               8,378            1.14%            1.64%  110 shares are held by Mr.
                                                                            Parrott's spouse.

George M. Ray(2)                   6,063            0.83%            1.18%

Hulin Reeves, Jr.                  6,756            0.92%            1.32%  771 shares are held by the Estate of
                                                                            Joy Reeves.

Robert E. Sherrell                13,450            1.84%            2.63%

John Edward Smith, III             2,756            0.38%            0.54%

Wyndall L. Walters                 3,169            0.43%            0.62%

ALL DIRECTORS AND EXECUTIVE
OFFICERS, AS A GROUP             250,469            34.2%           48.94%


__________________
(1) This column separately describes only those shares of common stock "beneficially owned" which are not held by the reporting person directly or jointly with his spouse.
(2)  Mr. Ray is also an executive officer of the Company.

     The percentage of shares beneficially owned by the directors and executive officers of CBC Holding Company after the reorganization plan takes effect will depend on the actual number of shares converted to cash in the reorganization. Assuming an aggregate of 220,008 shares, including approximately 6,063 shares held by the directors and executive officers in IRAs, are converted to cash in the reorganization, the directors and executive officers will directly or indirectly own an aggregate of approximately 250,469 shares, or 48.94%, of CBC Holding Company's outstanding common stock after the reorganization.


RECENT AFFILIATE TRANSACTIONS

     During the past two years the following directors and executives officers of CBC Holding Company have purchased or sold shares of CBC Holding Company as set forth below:

                          Number
                        of shares      Purchase/Sales
        Name         Purchased/(Sold)       Price       Date Purchased
-------------------  ----------------  ---------------  --------------
S.S. Anderson, Jr.             16,537  $         12.25         9/05/03
Lee Phillip Liles                 413  $         10.59        10/21/03
Wyndall L. Waters                 413  $         10.59        10/21/03
Hulin Reeves, Jr.                 413  $         10.59        10/21/03
A.B.C. Dorminy, III               110  $         13.50        12/13/04

MARKET FOR COMMON STOCK

     There is only a limited trading market for CBC Holding Company's common stock, and we expect that the trading market for CBC Holding Company common stock will remain limited after the reorganization. Any trading activity, as it occurs, takes place in privately negotiated transactions. To our knowledge, our stock has traded at prices ranging from $10.00 to $13.50 per share during the past two years. Additionally, we will not take any steps to cause the shares of CBC Holding Company common stock to become eligible for trading on an automated quotation system operated by a national securities association. CBC Holding Company will not be required to file reports under Section 15(d) of the Securities Exchange Act, and its common stock will not be registered under
Section 12(g) of the Securities Exchange Act.

DESCRIPTION OF COMMON STOCK

     The articles of incorporation of CBC Holding Company will not change as a result of the reorganization. CBC Holding Company's articles of incorporation provide for 10,000,000 authorized shares of common stock, $1.00 par value.

     As of the record date, 731,904 shares of CBC Holding Company common stock were issued and outstanding. We estimate that the number of shares of CBC Holding Company common stock outstanding after the reorganization will be approximately 511,896. The exact change in the number of outstanding shares will depend on the number of shares that shareholders exchange for cash.

     The rights of CBC Holding Company shareholders will be governed by the Georgia Business Corporation Code and CBC Holding Company's articles of incorporation and bylaws. Neither CBC Holding Company's articles of incorporation nor its bylaws provide specific approval requirements for business combinations or reorganizations. As a result, these transactions will be governed by the Georgia Business Corporation Code, which generally requires approval by the holders of a majority of the outstanding shares.

     Generally, we may issue additional shares of CBC Holding Company common stock without regulatory or shareholder approval, and common stock may be issued for cash or other property. CBC Holding Company common stock will not be subject to liability for further calls or assessments by CBC Holding Company and will not be subject to any redemption, sinking fund or conversion provisions.

     The holders of shares of CBC Holding Company common stock will be entitled to dividends and other distributions as and when declared by the board of directors out of legally available assets. CBC Holding Company may pay dividends in cash, property or shares of common stock, unless CBC Holding Company is insolvent or the dividend payment would render it insolvent.

     Holders of CBC Holding Company common stock will be entitled to one vote per share on all matters requiring a vote of shareholders, including the election of directors.

     CBC Holding Company's articles of incorporation contain indemnification provisions that require it to indemnify under specified circumstances persons who are parties to any civil, criminal, administrative or investigative action, suit or proceeding, by reason of the fact that the person was or is a director or officer of CBC Holding Company. Except as noted below, these persons would be indemnified against expenses (including, but not limited to, attorneys' fees and court costs) and judgments, fines, and amounts paid in settlement, actually and reasonably incurred by them. These persons may also be entitled to have CBC Holding Company advance funds for expenses prior to the final disposition of the proceeding, upon their undertaking to repay CBC Holding Company if it is ultimately determined that they are not entitled to indemnification. In general, CBC Holding Company will indemnify a director or officer if the board of directors determines the individual acted in a manner he or she believed in good faith to be in or not opposed to the best interests of CBC Holding Company and, in the case of a criminal proceeding, if he or she had no reasonable cause to believe his or her conduct was unlawful.

     CBC Holding Company's articles of incorporation, subject to exceptions, also eliminate the potential personal liability of a director for monetary damages to the shareholders of CBC Holding Company for breach of a duty as a director. There is no elimination of liability for:

     - A breach of duty involving appropriation of a business opportunity of CBC Holding Company;

     - An act or omission not in good faith or involving intentional misconduct or a knowing violation of law;

     - A transaction from which the director derives an improper material tangible personal benefit; or

     - As to any payment of a dividend or approval of a stock repurchase that is illegal under the Georgia Business Corporation Code.

These provisions of the articles of incorporation do not eliminate or limit the right of a shareholder to seek injunctive or other equitable relief not involving monetary damages.

DIVIDEND POLICY

     The holders of shares of CBC Holding Company common stock will be entitled to dividends and other distributions as and when declared by the board of directors out of assets legally available therefor. Dividends may be paid in cash, property or shares of common stock unless CBC Holding Company is insolvent or the dividend payment would render it insolvent. During the past two years, CBC Holding Company paid dividends in the amount of $.10 per share in 2003 and 2004. In connection with the subchapter S corporation election, we intend to distribute enough of our earnings to enable shareholders to pay their tax obligations on the shares of CBC Holding Company common stock, subject to regulatory restrictions.

     Our ability to pay cash dividends and other distributions is influenced, and in the future could be further influenced, by bank regulatory policies or agreements and by capital guidelines. Accordingly, the actual amount and timing of future dividends and other distributions, if any, will depend upon, among other things, future earnings, the financial condition of Community Banking Company of Fitzgerald and CBC Holding Company, the amount of cash on hand at the holding company level, outstanding debt obligations and limitations on the payment of dividends on any debt obligations, and the requirements imposed by regulatory authorities.

LEGAL PROCEEDINGS

     There are no material pending proceedings to which CBC Holding Company is a party or to which any of its properties are subject; nor are there material proceedings known to CBC Holding Company to be contemplated by any governmental authority; nor are there material proceedings known to CBC Holding Company, pending or contemplated, in which any director, officer or affiliate or any principal shareholder of CBC Holding Company, or any associate of the foregoing, is a party or has an interest adverse to CBC Holding Company.

ADDITIONAL INFORMATION

     CBC Holding Company files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that we file with the Securities and Exchange Commission at the SEC's public reference facility located in Room 1580, 100 F Street, N.E., Washington, D.C. 20549, telephone (202) 551-8090. Copies of these reports and other information can also be obtained by mail from the SEC at the address above, via telephone at 1-800-SEC-0330, or via the SEC's website at HTTP://WWW.SEC.GOV.

     You should rely only on the information contained in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this document or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this document does not extend to you. This proxy statement is dated ____________, 2006. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date. Neither the mailing of this proxy statement to shareholders nor the issuance of CBC Holding Company common stock in the reorganization creates any implication to the contrary.

                 SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA

     The following historical financial data is derived from, and qualified by reference to, CBC Holding Company's Consolidated Financial Statements and the Notes thereto included in its Annual Report on Form 10-KSB for the year ended December 31, 2004 and its Quarterly Report on Form 10-QSB for the quarter ended June 30, 2005. You should read the selected financial data set forth below in conjunction with the foregoing financial statements and notes and in the context of "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the annual and quarterly reports listed above. The portions of our annual and quarterly reports described above are attached as appendices F and G to this proxy statement.
------------------


                                                       Year Ended December 31,
                                                    ---------------------------
                                                        2004          2003
                                                    ------------  -------------
            Net interest income                     $ 2,930,567      2,634,889
            Provision for loan losses                  (240,000)      (356,500)
            Other income                                589,442        569,728
            Other expense                            (2,329,633)    (2,176,620)
            Income taxes                               (270,772)      (187,104)
            Net earnings                            $   679,604        484,393

            PER COMMON SHARE
            Basic earnings per share                $      0.93           0.66
            Diluted earnings per share                     0.93           0.66
            Cash dividends declared                        0.10           0.10
            Book value                              $     13.31          12.55

            AT YEAR END
            Loans, net                              $52,307,997     51,991,189
            Earning assets                           14,135,857     13,142,042
            Assets                                   84,493,850     83,797,268
            Deposits                                 74,444,918     74,319,181
            Shareholders' equity                    $ 9,742,174      9,186,804
            Common shares outstanding                   731,904        731,904

            AVERAGE BALANCES
            Loans                                    53,167,000     51,947,000
            Earning assets                           21,007,000     19,674,000
            Assets                                   80,659,000     77,794,000
            Deposits                                 61,502,000     59,874,000
            Shareholders' equity                      9,381,000       9,013,00
            Weighted average shares outstanding         731,904        731,904

            KEY PERFORMANCE RATIOS
            Return on average assets                       0.84%          0.62%
            Return on average shareholders' equity         7.24%          5.37%
            Dividend payout ratio                         10.76%         15.10%
            Average equity to average assets              11.63%         11.58%

                                                          For the Six Months
                                                             Ended June,
                                                     -------------------------
                                                         2005         2004
                                                     ------------  -----------
            Net interest income                      $ 1,588,913    1,410,683
            Provision for loan losses                   (120,000)    (120,000)
            Other income                                 307,774      276,070
            Other expense                             (1,238,213)  (1,169,073)
            Income taxes                                (174,199)    (109,035)
            Net earnings (loss)                      $   364,275      288,645

            PER COMMON SHARE
            Basic earnings per share                 $      0.50         0.39
            Diluted earnings per share                      0.50         0.39
            Cash dividends declared                         0.10         0.10
            Book value                               $     13.68        12.75

            AT PERIOD END
            Loans, net                               $55,324,712   54,621,707
            Earning assets                            16,081,087   13,295,746
            Assets                                    84,493,580   79,611,589
            Deposits                                  74,225,129   69,969,937
            Shareholders' equity                     $10,012,816    9,336,267
            Common shares outstanding                    731,904      731,904

            AVERAGE BALANCES
            Loans                                    $53,294,820   51,770,106
            Earning assets                            77,473,425   75,248,925
            Assets                                    84,312,583   81,695,869
            Deposits                                  74,138,890   72,189,888
            Shareholders' equity                     $ 9,833,896    9,229,552
            Weighted average shares outstanding          731,904      731,904

            KEY PERFORMANCE RATIOS
            Return on average assets (annualized)           0.86%        0.71%
            Return on average shareholders' equity
              (annualized)                                  7.41%        6.25%
            Dividend payout ratio
            Average equity to average assets               11.66%       11.29%

                  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

     The following unaudited pro forma consolidated balance sheet as of June 30, 2005 (the "Pro Forma Balance Sheet"), and the unaudited pro forma consolidated statements of operations for the six months ended June 30, 2005, and for the year ended December 31, 2004 (collectively, the "Pro Forma Statements of Operations"), show the pro forma effect of the reorganization. Pro forma adjustments to the Pro Forma Balance Sheet are computed as if the reorganization occurred at June 30, 2005, while the pro forma adjustments to the Pro Forma Statements of Operations are computed as if the reorganization were consummated on January 1, 2004, the earliest period presented. The following financial statements do not reflect any anticipated cost savings that may be realized by CBC Holding Company after consummation of the reorganization.

     The pro forma information does not purport to represent what CBC Holding Company's results of operations actually would have been if the reorganization had occurred on January 1, 2004.

                                                   CBC HOLDING COMPANY
                                          PRO FORMA CONSOLIDATED BALANCE SHEET
                                                      JUNE 30, 2005
                                                       (UNAUDITED)
                                                       (THOUSANDS)

------------------------------------------------------------------------------------------------------------------------

                                                              CBC Holding Co.                                 Pro Forma
                                                                Historical           Pro Forma  Adjustments   Combined
                                                             -----------------       ---------  -----------  -----------

                                                                                       Debit      Credit
                                                                                     ---------  -----------
ASSETS
Cash and due from banks                                      $          2,079   (2)                     100  $    2,424
                                                                                (3)        445
Federal funds sold                                                      6,698   (1)                     500       6,198
    Cash and cash equivalents                                           8,777                                     8,777
Securities                                                             16,082                                    16,082
Loans (net)                                                            55,325                                    55,325
Goodwill                                                                1,668                                     1,668
Premises and equipment                                                  2,028                                     2,028
Other assets                                                              743                                       743
                                                             -----------------                               -----------
        Total assets                                         $         84,623                                $   84,468
                                                             =================                               ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
    Non-interest bearing                                     $          9,338                                $    9,338
    Interest bearing                                                   64,888                                    64,888
                                                             -----------------                               -----------
    Total deposits                                                     74,226                                    74,226

Accrued expenses and other liabilities                                    384                                       384
Other borrowed funds                                                        -   (1)                   3,500       3,500
                                                             -----------------                               -----------
        Total liabilities                                              74,610                                    78,110

Shareholders' equity:
Common stock                                                              732   (1)        220                      512
Additional paid-in capital                                              6,816   (1)      3,780                    3,036
Retained earnings                                                       2,488   (2)        100                    2,833
                                                                                (3)                     445
Accumulated other comprehensive income (loss)                             (23)                                      (23)
                                                             -----------------                               -----------
        Total shareholders' equity                                     10,013                                     6,358
                                                             -----------------                               -----------

        Total liabilities and equity                         $         84,623                                $   84,468
                                                             =================                               ===========

(1)  Assumes the purchase of 220,035 shares
(2) Cost of the transaction including $100,000 in filing, legal and other fees
(3)  Effect of tax savings from S-Corp election

Shares outstanding (common)                                           731,904                                   511,869
Book value per common equivalent share                       $          13.68                                $    12.58
                                                             =================                               ===========

See accompanying notes to pro forma consolidated financial statements.

                                              CBC HOLDING COMPANY
                           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                     FOR THE SIX MONTHS ENDED JUNE 30, 2005
                                                  (UNAUDITED)
                                                  (THOUSANDS)


                                                          CBC Holding Co.
                                                             Historical      Pro Forma Adjustments   Pro Forma
                                                          ----------------  -----------------------  ----------
Interest income                                           $          2,253                           $    2,253
Interest expense                                                       664                                  664
                                                          ----------------                           ----------
    Net interest income                                              1,589                                1,589

Provision for loan losses                                              120                                  120
Other income                                                           308                                  308
Other expense                                                        1,238                                1,238
                                                          ----------------                           ----------
    Earnings before taxes                                              539                                  539
    Income tax expense                                                 174                    (174)           -

    Net earnings                                          $            365                           $      539
                                                          ================                           ==========

The proposed transaction would not have an effect on the historical statement of operations of the Company as all transaction costs would be financed with existing non-interest bearing cash.

Basic earnings per share                                  $           0.50                           $     1.05
Diluted earnings per share                                $           0.50                           $     1.05

See accompanying notes to pro forma consolidated financial statements.

                                              CBC HOLDING COMPANY
                                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                     FOR THE YEAR ENDED DECEMBER 31, 2004
                                                  (UNAUDITED)
                                                  (THOUSANDS)


                                                          CBC Holding Co.
                                                             Historical     Pro Forma Adjustments   Pro Forma
                                                          ----------------  ----------------------  ----------
Interest income                                           $          4,070                          $    4,070
Interest expense                                                     1,140                               1,140
                                                          ----------------                          ----------
    Net interest income                                              2,930                               2,930

Provision for loan losses                                              240                                 240
Other income                                                           589                                 589
Other expense                                                        2,330                               2,330
                                                          ----------------                          ----------
    Earnings before taxes                                              949                                 949
    Income tax expense                                                 271                   (271)           -

    Net earnings                                          $            678                          $      949
                                                          ================                          ==========

The proposed transaction would not have an effect on the historical statement of operations of the Company as all transaction costs would be financed with existing non-interest bearing cash.

Basic earnings per share                                  $           0.93                          $     1.85
Diluted earnings per share                                $           0.93                          $     1.85

See accompanying notes to pro forma consolidated financial statements.

                               CBC HOLDING COMPANY
              NOTES TO CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS


(1) The unaudited pro forma consolidated balance sheet as of June 30, 2005 and consolidated statements of operations for the year ended December 31, 2004 and for the six months ended June 30, 2005 have been prepared based on the historical consolidated balance sheets and statements of operations, which give effect to the Reclassification as if it had occurred on the earliest date presented.

(2) In the opinion of management, all adjustments considered necessary for a fair presentation of the financial position and results for the period presented have been included. Adjustments, if any, are normal and recurring nature.

                                   APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan of Reorganization") is made and entered into as of the ____ day of _______________, 2006, by and between CBC Holding Company (the "Company"), a bank holding company organized under the laws of the State of Georgia, and CBC Interim Corporation ("Interim"), a Georgia corporation.

                                   WITNESSETH

     WHEREAS, the Company and Interim have determined that in order to effect a reorganization and recapitalization of the Company resulting in the suspension of its duties to file reports with the Securities and Exchange Commission and its election as a Subchapter S Corporation, the Company should cause Interim to be organized as a Georgia corporation for the sole purpose of merging with and into the Company, with the Company being the surviving corporation;

     WHEREAS, in connection with the reorganization, the Company will elect to be taxed in accordance with the provisions of Subchapter S of the Internal Revenue Code (the "Code");

     WHEREAS, the authorized capital stock of the Company consists of: (a) 10,000,000 shares of common stock ("Company Common Stock"), $1.00 par value, of which 731,904 shares are issued and [_______] shares are outstanding;

     WHEREAS, the authorized capital stock of Interim consists of 1,000 shares of common stock ("Interim Common Stock"), $0.01 par value, of which 100 shares are issued and outstanding;

     WHEREAS, the respective Boards of Directors of the Company and Interim deem it advisable and in the best interests of the Company and Interim and their respective shareholders that Interim be merged with and into the Company;

     WHEREAS, the respective Boards of Directors of the Company and Interim, by resolutions duly adopted, have approved and adopted this Plan of Reorganization and directed that it be submitted to the respective shareholders of the Company and Interim for their approval; and

     NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements herein contained, and for the purpose of stating the method, terms and conditions of the merger provided for herein, the mode of carrying the same into effect, the manner and basis of converting and exchanging the shares of Company Common Stock and Interim Common Stock as hereinafter provided, and such other provisions relating to the reorganization and merger as the parties deem necessary or desirable, the parties hereto agree as follows:

                                    SECTION 1
                                 REORGANIZATION
                                 --------------

     Pursuant to the applicable provisions of Georgia law, Interim shall be merged with and into the Company (the "Reorganization") to facilitate the Company's ability to elect to be taxed as a Subchapter S Corporation. The Company shall be the survivor of the merger (the "Surviving Corporation"). The Reorganization shall be effective as of the date (the "Effective Date") specified in the certificate of merger to be issued by the Georgia Secretary of State. Immediately following the Effective Date, the Company shall elect to be taxed as a Subchapter S Corporation in accordance with Section 1362(a)(1) of the Code.

                                    SECTION 2
                  LOCATION, ARTICLES AND BYLAWS, AND MANAGEMENT
                  ---------------------------------------------

     On the Effective Date:

     (a) The principal office of the Surviving Corporation shall be located at 102 West Roanoke Drive, Fitzgerald, Georgia 31750, or such other location where the Company is located on the Effective Date of the Reorganization.

     (b) The Articles of Incorporation and Bylaws of the Surviving Corporation shall be the same Articles of Incorporation and Bylaws of the Company as are in effect on the Effective Date of the Reorganization.

     (c) The directors and officers of the Surviving Corporation shall be as follows:

             Sidney S. (Buck) Anderson, Jr.  Steven L. Mitchell
             James Thomas Casper, III        James A. Parrott, II
             Charles A. (Pete) Clark, Sr.    George M. Ray
             John T. Croley, Sr.             Hulin Reeves, Jr.
             A.B.C. (Chip) Dorminy, III      Robert E. Sherrell
             John S. Dunn                    John Edward Smith, III
             Lee Phillip Liles               Wyndall L. Walters

          All such directors and officers of the Surviving Corporation shall serve until their respective successors are elected or appointed pursuant to the Bylaws of the Surviving Corporation.

                                    SECTION 3
               EXISTENCE, RIGHTS, DUTIES, ASSETS, AND LIABILITIES
               --------------------------------------------------

     (a) As of the Effective Date of the Reorganization, the existence of the Company shall continue in the Surviving Corporation.

     (b) As of the Effective Date of the Reorganization, the Surviving Corporation shall have, without further act or deed, all of the properties, rights, powers, trusts, duties and obligations of the Company and Interim.

     (c) As of the Effective Date of the Reorganization, the Surviving Corporation shall have the authority to engage only in such businesses and to exercise only such powers as are provided for in the Articles of Incorporation of the Surviving Corporation, and the Surviving Corporation shall be subject to the same prohibitions and limitations to which it would be subject upon original incorporation, except that the Surviving Corporation may engage in any business and may exercise any right that the Company or Interim could lawfully have exercised or engaged in immediately prior to the Effective Date of the Reorganization.

     (d) No liability of the Company or Interim or of any of their shareholders, directors or officers shall be affected by the Reorganization, nor shall any lien on any property of the Company or Interim be impaired by the Reorganization. Any claim existing or any action pending by or against the Company or Interim may be prosecuted to judgment as if the Reorganization had not taken place, or the Surviving Corporation may be substituted in place of the Company or Interim.

                                    SECTION 4
                    EFFECT OF MERGER ON INTERIM SHAREHOLDERS
                    ----------------------------------------

     Each share of Interim Common Stock outstanding immediately prior to the Effective Date of the Reorganization shall be cancelled and shall no longer be outstanding.

                                    SECTION 5
          MANNER AND BASIS OF CONVERTING SHARES OF COMPANY COMMON STOCK
          -------------------------------------------------------------

     (a) Conversion of Shares. The shares of Company Common Stock that are outstanding on the Effective Date of the Reorganization, excluding those shares of Company Common Stock held by shareholders who have perfected dissenters' rights of appraisal under the applicable provisions of the Georgia Business Corporation Code, O.C.G.A. Sec. 14-2-1301 et seq. (the "Dissenters' Rights Provisions"), shall be converted or retained as follows:

          (1) Each share of the Company Common Stock which is held of record or beneficially by a the Company shareholder who is not eligible under the Code to be a shareholder of a Subchapter S Corporation will, by virtue of the Reorganization and without any action on the part of the shareholder, be converted into the right to receive cash, payable by the Surviving Corporation, in the amount of $17.80 per share of the Company Common Stock.

          (2) Each share of the Company Common Stock which is held of record or beneficially by a shareholder who is eligible to be a shareholder of a Subchapter S Corporation but who fails to sign and deliver the Shareholders Agreement attached hereto as Exhibit A (the "Shareholders Agreement") and the Form 2553 attached hereto as Exhibit B (the "Form 2553") relating to the Company's Subchapter S Corporation Election, as required by Section 5(f) hereunder, will, by virtue of the Reorganization and without any action on the part of the shareholder, be converted into the right to receive cash, payable by the Surviving Corporation, in the amount of $17.80 per share of the Company Common Stock.

          (3) Each share of Company Common Stock held by a shareholder who, together with any of his or her family members electing to be treated as a single shareholder pursuant to Section 1361(c)(1) of the Internal Revenue Code (an "Electing Family Group") is not (i) a member of one of the 70 Electing Family Groups collectively holding the most shares of Company Common Stock, (ii) an employee of the Company or its subsidiary or (iii) an emeritus director of the Company, will, by virtue of the Reorganization and without any action on the part of the shareholder, be converted into the right to receive cash, payable by the Surviving Corporation, in the amount of $17.80 per share of the Company Common Stock

     (b) Remaining Shares of the Company Common Stock. All other shares of the Company Common Stock outstanding immediately prior to the Effective Date shall remain outstanding after the Effective Date.

     (c) Rights of Former Company Shareholders. As of the Effective Date of the Reorganization, each certificate theretofore representing one or more outstanding shares of the Company Common Stock which shall be converted to cash pursuant to Section 5(a) hereunder shall be deemed for all corporate purposes to evidence only the right to receive cash in accordance with this Plan of Reorganization.

     (d) Election Form and Shareholders Agreement. Notwithstanding any other provisions of this Section 5, any shareholder who is eligible to be a shareholder of a Subchapter S Corporation and who does not want his or her shares of the Company Common Stock converted to cash pursuant to Section 5(a)(2) must deliver the following signed and completed documents to the Company prior to 5:00 p.m. on _______________, 2006 (the "Delivery Date"):

          (1)     Shareholders Agreement (Exhibit A); and

          (2)     Form 2553 (Exhibit B).

     Any Company shareholder who fails to deliver such documents before the Delivery Date shall receive $17.80 cash per share for his or her Company Common Stock, unless the Board of Directors of the Company, at its sole discretion, accepts such documents after the Delivery Date.

     (e) Failure to Surrender the Company Common Stock Certificates. Each holder of record of a certificate which represents shares of the Company Common Stock, which shall remain outstanding after the Effective Date, shall be required to deliver such certificate to the Company to be exchanged for a new certificate which contains appropriate legends regarding transfer restrictions on such shares. Promptly after the Effective Date, the Company will mail or deliver to each holder of record of a certificate, which represented shares of the Company Common Stock immediately prior to the Effective Date, appropriate transmittal materials and delivery instructions for exchanging certificates representing shares entitled to be converted to cash and shares which shall remain outstanding after the Effective Date. Until a Company shareholder surrenders his or her Company Common Stock certificate(s) to the Company (or suitable arrangements are made to account for any lost, stolen or destroyed certificates according to the Company's usual procedures), the shareholder:

          (1) shall not be paid any cash which such Company Common Stock certificate may entitle the shareholder to receive;

          (2) shall not be paid dividends or other distributions in respect of the shares of the Company Common Stock which such Company Common Stock certificate may entitle the shareholder to receive; instead, such dividends or distributions shall be retained, without interest, for the shareholder's account until surrender of such Company Common Stock certificate; and

          (3) shall not be paid interest on any cash payment which such Company Common Stock certificate may entitle the shareholder to receive.

     After the Effective Date of the Reorganization, each remaining Company shareholder shall, however, be entitled to vote at any meeting of the Surviving Corporation's shareholders the number of shares of the Company Common Stock which such shareholder holds after the Effective Date of the Reorganization, regardless of whether the shareholder has surrendered his or her Company Common Stock certificate(s) to the Company.

     (f) Failure to Consummate the Merger. In the event that this Plan of Reorganization is terminated as provided under Section 9 of this Plan of Reorganization and the Reorganization is not consummated, all the Company Common Stock certificates received by the Company pursuant to this Section 5 shall be returned to the holder of record of the certificate within 30 days of the termination of this Plan of Reorganization.

                                    SECTION 6
                        ACQUISITION OF DISSENTERS' STOCK
                        --------------------------------

     The Company shall pay to any shareholder of the Company who complies fully with the Dissenters' Rights Provisions an amount of cash (as determined and paid under the terms of such Provisions) for his or her shares of Company Common Stock. The shares of Company Common Stock so acquired shall be cancelled.

                                    SECTION 7
                                FURTHER ACTIONS
                                ---------------

     From time to time, as and when requested by the Surviving Corporation or by its successors or assigns, the Company shall execute and deliver or cause to be executed and delivered all such deeds and other instruments, and shall take or cause to be taken all such other actions as the Surviving Corporation or its successors and assigns may deem necessary or desirable in order to vest in and conform to the Surviving Corporation and its successors and assigns title to and possession of all the property, rights, powers, trusts, duties and obligations referred to in Section 3 hereof and otherwise to carry out the intent and purposes of this Plan of Reorganization.

                                    SECTION 8
           CONDITIONS PRECEDENT TO CONSUMMATION OF THE REORGANIZATION
           ----------------------------------------------------------

     This Plan of Reorganization is subject to, and consummation of the Reorganization herein provided for is conditioned upon, the fulfillment prior to the Effective Date of the Reorganization of each of the following conditions:

     (a) Approval of the Plan of Reorganization by the shareholders of each of the Company and Interim in accordance with the provisions of applicable law and the provisions of the applicable constituent's articles of incorporation, bylaws and other governing instruments;

     (b) The number of shares held by persons who have perfected dissenters' rights of appraisal pursuant to the Dissenters' Rights Provisions shall not be deemed by the Board of Directors to make consummation of this Plan of Reorganization inadvisable;

     (c) Procurement of any action, consent, approval or ruling, governmental or otherwise, which is or, in the opinion of counsel for the Company and Interim, may be necessary to permit or enable the Surviving Corporation, upon and after the Reorganization, to conduct all or any part of the business and activities conducted by the Company prior to the Reorganization;

     (d) The receipt by the Company and Interim of a written opinion of special counsel to the Company and Interim that for federal income tax purposes no gain or loss will be recognized by a shareholder who exchanges his or her Company Common Stock for the Surviving Corporation Common Stock, as provided by this Plan of Reorganization; and

     (e) The ability of the Surviving Corporation to satisfy all of the requirements to make the election to be a Subchapter S Corporation under the Code.

                                    SECTION 9
                                   TERMINATION
                                   -----------

     In the event that:

     (a) The number of shares of Interim Common Stock or Company Common Stock voted against the Reorganization shall make consummation of the Reorganization inadvisable in the opinion of the Board of Directors of the Company or Interim;

     (b) Any action, consent, approval, opinion, or ruling required to be provided by Section 8 of this Plan of Reorganization shall not have been obtained; or

     (c) For any other reason consummation of the Reorganization is deemed inadvisable in the opinion of the Board of Directors of the Company or Interim;

then this Plan of Reorganization may be terminated at any time before consummation of the Reorganization by written notice, approved or authorized by the Board of Directors of the party wishing to terminate, to the other party. Upon termination by written notice as provided by this Section 9, this Plan of Reorganization shall be void and of no further effect, and there shall be no liability by reason of this Plan of Reorganization or the termination hereof on the part of the Company, Interim, or their directors, officers, employees, agents or shareholders.

                                   SECTION 10
                                AMENDMENT; WAIVER
                                -----------------

     (a) At any time before or after approval and adoption hereof by the respective shareholders of the Company and Interim, this Plan of Reorganization may be amended by written agreement by the Company and Interim; provided, however, that after the approval and adoption of this Plan of Reorganization by the shareholders of the Company and Interim, no amendment reducing the consideration payable to the Company shareholders shall be valid without having been approved by the Company shareholders in the manner required for approval of this Plan of Reorganization.

     (b) A waiver by any party hereto of any breach of a term or condition of this Plan of Reorganization shall not operate as a waiver of any other breach of such term or condition or of other terms or conditions, nor shall failure to enforce any term or condition operate as a waiver or release of any other right, in law or in equity, or claim which any party may have against another party for anything arising out of, connected with, or based upon this Plan of Reorganization. A waiver shall be effective only if evidenced by a writing signed by the party who is entitled to the benefit of the term or condition of this Plan of Reorganization which is to be waived. A waiver of a term or condition on one occasion shall not be deemed to be a waiver of the same or of any other term or condition on a future occasion.

                                   SECTION 11
              BINDING EFFECT; COUNTERPARTS; HEADINGS; GOVERNING LAW
              -----------------------------------------------------

     This Plan of Reorganization is binding upon the parties hereto and upon their successors and assigns. This Plan of Reorganization may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. The title of this Plan of Reorganization and the headings herein set out are for convenience or reference only and shall not be deemed a part of this Plan of Reorganization. This Plan of Reorganization shall be governed by and construed in accordance with the laws of the State of Georgia.

                            [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Plan of Reorganization to be executed by their duly authorized officers and their corporate seals to be affixed hereto all as of the day and year first above written.

                              CBC HOLDING COMPANY


                              By:
                                  ________________________________________
                              Name: George M. Ray
                              Title: President and Chief Executive Officer


ATTEST:

Name:
      ___________________


                              CBC INTERIM CORPORATION


                              By:
                                  ________________________________________
                              Name: George M. Ray
                              Title: President

ATTEST:


Name:
      ___________________

                                   APPENDIX B
                             SHAREHOLDERS AGREEMENT

                               CBC HOLDING COMPANY
                             SHAREHOLDERS AGREEMENT


                              [____________], 2006

                               CBC HOLDING COMPANY
                             SHAREHOLDERS AGREEMENT

     THIS SHAREHOLDERS AGREEMENT (the "Agreement"), made by and among CBC Holding Company, a Georgia corporation (the "Company"), and the shareholders of the Company listed on Schedule I hereto and any future shareholder of the
                      ----------
Company (individually, a "Shareholder," and collectively, the "Shareholders"), is dated [____________], 2006.


                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Board of Directors of the Company believes it is in the best interest of the Company and its shareholders to be taxed as a Subchapter S corporation for federal income tax purposes;

     WHEREAS, the existing Shareholders as of the date of this Agreement and all future shareholders of the Company will become parties to this Agreement;

     WHEREAS, on the date hereof, the Shareholders are the sole owners of all of the outstanding shares of the Company's Common Stock, the only class of Company stock that is issued and outstanding, with each such individual owning the number of Shares (as defined in Section 12) set forth on Schedule I hereof;
                                                         ----------

     WHEREAS, each Shareholder is either an individual (who is not a nonresident alien), an estate, a trust described in Section 1361(c)(2) of the Internal Revenue Code (the "Code"), including a trust for which an election is in effect under Section 1361(d) or (e) of the Code, or an organization described in
Section 1361(c)(6) of the Code;

     WHEREAS, the number of family groups electing to be treated as a single shareholder under Section 1361(c)(1) of the Internal Revenue Code of the Company is not more than one hundred (100);

     WHEREAS, the Company satisfies all other requirements for making an election to be taxed in accordance with the provisions of Subchapter S of the Code, and the Company desires to make, and the Shareholders wish to consent to, such an election; and

     WHEREAS, the Company and the Shareholders desire to enter into this Agreement to prevent the inadvertent termination of that election, knowing that it is in the best interests of the Company and fair to each of the Shareholders.

     NOW, THEREFORE, for and in consideration of the premises, the mutual agreements and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.     Transfer Restrictions.
            ---------------------

          (a)     General Restriction. No Shareholder may sell, assign,
                  -------------------
transfer, pledge, hypothecate, mortgage, encumber, or otherwise dispose of any Shares, whether voluntarily, involuntarily or by operation of law (collectively, a "Disposition") except as expressly provided in this Agreement. Any attempted Disposition of Shares that is not in accordance with the terms of this Agreement shall be void ab initio and will not be reflected in the Company's records. All
              ---------
Shares held by the Shareholders are subject to purchase by the Company pursuant to this Agreement.

          (b)     Permitted Transfer. A Shareholder may make a Permitted
                  ------------------
Transfer (as defined in this Section 1(b)) of all or any portion of such Shareholder's Shares, provided that the Disposition satisfies all of the Transfer Conditions set forth in Section 1(c). "Permitted Transfer" means any Disposition of any Shares (i) to one or more members of a family as described in
Section 1361(c)(1) of the Code (or a qualifying trust for the benefit of any one or more of such class), (ii) to another Shareholder, or (iii) to a transferee who meets the Transfer Conditions of Section 1(c) below.

          (c)     Transfer Conditions. Any Permitted Transfer by a Shareholder
                  -------------------
must satisfy all of the following conditions (the "Transfer Conditions"):

                  (i) the transferee must satisfy all of the then-existing ownership requirements with respect to the stock of a corporation that has in effect an election to be taxed under the provisions of Subchapter S of the Code;

                  (ii) the actual number of shareholders of the Company must not increase as a result of the Disposition (unless the Board approves the increase by the affirmative vote of 66-2/3% of the directors of the Company then holding office);

                  (iii)  the number of shares Beneficially Owned (as defined in
                         Section 12 below) by the transferee must not exceed 15% of the outstanding shares of the Company's Common Stock (unless the Board approves the higher percentage by the affirmative vote of at least 66-2/3% of the directors of the Company then holding office); this required Board approval applies both when the transferee is exceeding the 15% threshold for the first time and when
                                                                        ---
                         the transferee already owns over 15% and is purchasing additional shares; and

                  (iv) the transferring Shareholder (or the transferring Shareholder's Representative) (as defined in Section 4(a) below) must have obtained the written agreement of the proposed transferee (satisfactory in form and substance to the Company), including without limitation any pledgee, that such transferee will be bound by, and the Shares proposed to be transferred will be subject to, this Agreement.

     2.     Sale of Shares. A Shareholder who receives a Qualified Offer (as
            --------------
defined in Section 12) for the Shareholder's Shares may sell or otherwise transfer such Shareholder's Shares if the Shareholder complies with this Section.

          (a)     Notice of Proposed Sale.  A Shareholder who receives a
                  -----------------------
Qualified Offer, and who wishes to sell such Shares, must promptly send a written notice to the Company (the "Notice") and shall offer (or be deemed to have offered) to sell such Shares (the "Offered Shares") to the Company. The Notice must include the identity of the proposed transferee, the terms of the transfer, and the price offered by the proposed transferee for the Offered Shares. The selling Shareholder shall be bound to the terms of the Qualified Offer as stated in the Notice and shall keep the Company informed of any material changes in the proposed transfer. The selling Shareholder shall also provide the Company with any other information regarding the Qualified Offer and the proposed transfer if such information is reasonably requested by the Company.

          (b)     Purchase Option.  The Company shall have thirty (30) days from
                  ---------------
its receipt of the Notice in which to elect whether to purchase all of the Offered Shares.

          (c)     Price.  The purchase price for the Offered Shares shall be the
                  -----
price contained in the Qualified Offer.

          (d)     Terms  of  Purchase.  The price shall be paid on substantially
                  -------------------
the same terms as the terms contained in the Qualified Offer.

          (e)     Closing.  The closing of the purchase and sale contemplated by
                  -------
this Section 2 shall occur at the offices of the Company no later than 10:00 a.m. on the ninetieth (90th) day after its receipt of the Notice.

          (f)     Waiver.  Unless the Company agrees to purchase all (and not
                  ------
less than all) of the Offered Shares, the Company shall endorse upon the certificate or certificates evidencing the Offered Shares the specific waiver by the Company of the noticed transaction, so as to permit the transfer of such Shares. Any transfer shall be made only in strict accordance with the terms stated in the Notice and the terms of this Agreement. If the selling Shareholder shall fail to make the sale within sixty (60) days following the endorsement of the Offered Shares, the waiver for such sale shall lapse.

          (g)     Transfer Conditions Applicable.  The sale must satisfy all of
                  ------------------------------
the Transfer Conditions set forth in Section 1(c). Any person acquiring the Offered Shares shall take the Offered Shares subject to all of the terms, conditions, and options of this Agreement and shall be required to execute and deliver a copy of this Agreement prior to the receipt by such person of any certificates representing the Offered Shares.

     3.     Pledge of Shares.  A Shareholder may pledge his or her outstanding
            ----------------
Shares of the Company that he or she holds to a lender (the "Lender") as collateral (the "Collateral Shares") to secure repayment of a loan if the Shareholder complies with this Section.

          (a)     Notice of Default.  In the event the pledging Shareholder
                  -----------------
defaults and the Lender is entitled and intends to force the sale of Collateral Shares in order to secure payment of the debt, the Lender must promptly send a written notice to the Company (the "Lender's Notice") (with a copy to the pledging Shareholder) and shall offer (or be deemed to have offered) to sell all of the Collateral Shares to the Company. The Lender's Notice must include the number of Collateral Shares offered, the balance of the loan, the identity of the proposed transferee, the terms of the transfer and the price at which the Lender is offering the Collateral Shares to the proposed transferee. The Lender shall also provide the Company with any other information regarding the proposed transfer if such information is reasonably requested by the Company.

          (b)     Purchase Option.  The Company shall have thirty (30) days from
                  ---------------
its receipt of the Lender's Notice in which to elect whether to purchase all of the Collateral Shares.

          (c)     Price.  The purchase price for the Collateral Shares shall be
                  -----
the price contained in the Lender's Notice, but in no event shall be less than the Fair Market Value of the Shares as defined in Section 4(d)(i) below as of the date the Lender's Notice is delivered to the Company.

          (d)     Terms of Purchase.  The price shall be paid on substantially
                  -----------------
the same terms as the terms contained in the Lender's Notice.

          (e)     Closing.  The closing of the purchase and sale contemplated by
                  -------
this Section shall occur at the offices of the Company no later than 10:00 a.m. on the ninetieth (90th) day from its receipt of the Lender's Notice.

          (f)     Waiver.  If the Company does not agree to purchase all (and
                  ------
not less than all) of the Collateral Shares, the Company shall endorse upon the certificate or certificates evidencing the Collateral Shares the specific waiver by the Company of the noticed transaction, so as to permit the transfer of the Collateral Shares. Any transfer shall be made only in strict accordance with the terms stated in the Lender's Notice and the terms of this Agreement. If the Lender, acting on the pledging Shareholder's behalf, shall fail to make the sale within sixty (60) days following endorsement of the Collateral Shares, the waiver for such sale shall lapse, and the Collateral Shares shall remain owned by, and registered in the name of, the pledging Shareholder.

          (g)     Transfer Conditions Applicable.  The sale must satisfy all of
                  ------------------------------
the Transfer Conditions set forth in Section 1(c). Any person acquiring the Collateral Shares shall take the Collateral Shares subject to all of the terms, conditions, and options of this Agreement and shall be required to execute and deliver a copy of this Agreement prior to receipt by any such person of any certificates representing the Collateral Shares.

     4.     Death of Shareholder.
            --------------------

          (a)     Generally.  Upon the death of a Shareholder, the deceased
                  ---------
Shareholder's estate, executor, personal representative or other successor in interest (the "Shareholder's Representative") must sell the deceased Shareholder's Shares to the Company, to the extent the Company exercises its right to acquire the deceased Shareholder's Shares under this Section 4. Any purchase or sale of Shares pursuant to this Section 4 shall be for the purchase price and upon the terms set forth below.

          (b)     Purchase Option.
                  ---------------

(i) Upon the death of any Shareholder, the Company may, for a period of thirty (30) days from the date of the Company's actual knowledge of such Shareholder's death, exercise its option to purchase from the deceased Shareholder's Representative all or any portion of such Shareholder's Shares, but if the Company elects to purchase less than all of such Shareholder's Shares, the Shareholder's Representative will not be bound to sell such portion of the Shares to the Company.

(ii) The Company shall not exercise this option if (A) the Shares formerly held by the deceased Shareholder are left or otherwise transferred by the Shareholder's Representative to a family member as described in Section 1361(c)(1)(b) of the Code, provided that all of the Transfer Conditions of Section 1(c) are satisfied by the transferee(s).

          (c)     Failure to Exercise.  If the Shares of the deceased
                  -------------------
Shareholder are not purchased as contemplated above, through no fault of the Shareholder's Representative, such Representative or any beneficiary or heir of the deceased Shareholder succeeding in ownership of the Shares shall remain the owner of such Shares subject to this Agreement, provided that such transferee agrees in writing (satisfactory in form and substance to the Company), that such transferee will be bound by, and the Shares of such transferee will be subject to, this Agreement.

          (d)     Purchase Price.  The purchase price per share to be paid for
                  --------------
any Shares sold by a Shareholder's Representative to the Company pursuant to this Agreement must be equal to the greater of Fair Market Value Per Share or Book Value Per Share.

     (i) Fair Market Value Per Share means the fair market value per share as determined reasonably and in good faith by the Company's Board of Directors, which means the price a third party would pay for the Shares owned by the Shareholder's Representative as of the applicable valuation date on a per Share basis.

     (ii) Book Value Per Share means book value per share as determined reasonably and in good faith by the Company's Board of Directors as of the quarter-end prior to the applicable valuation date, based on the Company's consolidated financial statements prepared in accordance with generally accepted accounting principles as of such quarter end.

     (iii) If the executor of the Shareholder's estate, or any beneficiary or heir of the deceased Shareholder (collectively referred to in this Section 4(d) as the "selling Shareholder") is a member of the Board of Directors of the Company, the selling Shareholder shall not participate in the determination of the Fair Market Value Per Share.

          (e)     Appraisal Rights.  If the selling Shareholder does not agree
                  ----------------
with the Fair Market Value Per Share as determined in accordance with Section 4(d)(i), the selling Shareholder and the Company shall engage a qualified, independent appraiser (the "Appraiser"), experienced in appraising companies similar to the Company, to determine the Fair Market Value Per Share. The Company and the selling Shareholder must supply all information necessary to allow the Appraiser to perform the appraisal, and the Appraiser will be instructed to use its best efforts to complete the appraisal within thirty (30) days. The Fair Market Value Per Share determined by the Appraiser will, absent fraud, be final and binding upon all parties to the particular transaction, free of challenge or review in any court. Upon the completion of the appraisal, the Appraiser will provide the Company and the other parties instituting the appraisal procedures a written determination of the Fair Market Value Per Share. All costs associated with such an appraisal will be borne equally by the selling Shareholder and the Company.

          (f)     Purchase Price Determination Date.  The Fair Market Value Per
                  ---------------------------------
Share shall be determined as of the date of the death of the Shareholder.

          (g)     Terms of Purchase. At the election of the Company, it must pay
                  -----------------
the purchase price at closing by the delivery of either cash, wire transfer, or certified cashier's check.

          (h)     Closing.  The closing of each purchase and sale of Shares
                  -------
contemplated by this Section 4 must occur at the offices of the Company no later than 10:00 a.m. on the later to occur of:

          (i) the sixtieth (60th) day following the determination of the purchase price for the Shares pursuant to Section 4(d) above;

          (ii) the sixtieth (60th) day following the qualification of the executor or personal representative of the estate of the deceased Shareholder (if applicable under the circumstances);

          (iii) the sixtieth (60th) day following the date of the qualification of a guardian for the property of the deceased Shareholder (if applicable under the circumstances); or

          (iv) the sixtieth (60th) day following the date upon which the Company timely exercises its right to purchase Shares pursuant to Section 4(b).

     5.     Management.
            ----------

          (a) The Board of Directors shall manage the business and affairs of the Company in accordance with the Company's Articles of Incorporation and its Bylaws; provided, however, that the Board of Directors, and the officers of the Company acting at the direction of the Board of Directors, shall refrain from taking the following actions:

     (i)     doing any act in contravention of this Agreement; or

     (ii) issuing additional Shares of Company stock such that the Company loses its eligibility to be taxed in accordance with the provisions of Subchapter S of the Code.

          (b) The Board of Directors intends, subject to applicable laws and regulatory requirements, limitations or approvals, to cause the Company to make annual or quarterly distributions which are equal, on an annualized basis, to approximately the amount which represents the tax liability attributable to the Company's annual taxable income, calculated using the highest individual income tax rate set forth in the Code. In determining the amount of the distribution, in addition to computing annualized taxable income based upon year-to-date income, the Board of Directors may take into account future anticipated events which might increase or reduce the final amount of taxable income for the entire taxable year.

          (c) The Board of Directors shall, subject to applicable laws and regulatory requirements, limitations or approvals, cause the Company to exercise the option granted pursuant to Section 4 of this Agreement to purchase the Shares held by a Shareholder's Representative if the Shares, upon transfer or distribution by the Shareholder's Representative, would be owned by a person who would cause a termination of the Company's election to be taxed in accordance with the provisions of Subchapter S of the Code.

     6.     Specific Enforcement. The Shareholders expressly agree that the
            --------------------
Company and the Shareholders will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by any Shareholder, the Company and the other Shareholders shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions hereof.

     7.     Legend. Each certificate evidencing any of the Shares owned by any
            ------
Shareholder shall bear a legend substantially as follows:

     On the face of the certificate:

"Transfer of these Shares is restricted in accordance with conditions printed on the reverse of this certificate."

     On the reverse of the certificate:

          "The Shares evidenced by this certificate are subject to and transferable only in accordance with that certain Shareholders Agreement between CBC Holding Company (the "Company") and its shareholders, dated as of [____________], a copy of which is on file at the principal office of the Company. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Agreement. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Agreement."

          "The Shares evidenced by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities law (the "State Acts"), and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until registered under the Act, the State Acts and any other applicable securities laws unless, in the opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, such offer, sale, transfer, pledge or hypothecation is exempt from registration or is otherwise in compliance with the Act, the State Acts and any other applicable securities laws."

     If a Shareholder should receive a certificate without the foregoing legend, such Shareholder shall promptly surrender such certificate to the Company so that the Company may affix the foregoing legend thereto.

     8.     Securities Laws.
            ---------------

          (a) The Shareholders acknowledge that the Shares acquired by them have not been registered under the Securities Act of 1933 (the "Act") or any other applicable state securities law (the "State Acts").

          (b) Each Shareholder represents and warrants that he or she did not acquire his or her Shares with a view to effecting a distribution, and that he or she will hold such Shares indefinitely unless subsequently registered under the Act, and the State Acts, as applicable, or unless an exemption from such registration is available and, if so required by the Company, an opinion of counsel for the Company, in form and substance satisfactory to the Company, is obtained to that effect. The provisions of this Agreement are in all respects subject to the restrictions of the Act, and the State Acts and the rules and regulations thereunder.

          (c) Each Shareholder realizes that the Company does not file, and does not in the foreseeable future contemplate filing, periodic reports in accordance with the provisions of Section 13 or 15(d) of the Securities and Exchange Act of 1934, and also understands that the Company has not agreed to register any of its securities for distribution in accordance with the provisions of the Act or to take any actions respecting the obtaining of an exemption from registration for such securities or any transaction with respect thereto.

     9.     Delivery of Certificates. On the closing date for any transfer of
            ------------------------
Shares as provided in this Agreement, certificates representing such Shares shall be delivered to the Company with appropriate stock powers or endorsements duly executed in blank. If the stock certificate or certificates with appropriate stock powers or endorsements duly executed as aforesaid are not delivered contemporaneously with the tender of the purchase price, then the Company shall be appointed, and the Company is hereby irrevocably constituted and appointed, the attorney-in-fact with full power and authority to execute the necessary stock powers and to perform all other acts necessary and proper in order to transfer such stock certificate or certificates to the Company or other Shareholders in accordance with the provisions of this Agreement.

     10.     Subchapter S Corporation Status.  Notwithstanding the provisions of
             -------------------------------
any other Section of this Agreement, the following provisions shall apply:

          (a)     Subchapter S Election.  Each Shareholder acknowledges that the
                  ---------------------
Company has elected, and its Shareholders have consented, to have the Company treated for federal and state income tax purposes as a Subchapter S corporation and that each Shareholder, as necessary, has delivered to the Company a written consent to the Company's treatment as a Subchapter S corporation. Each Shareholder will deliver to the Company, immediately upon the Company's request, such properly signed consents or other documents as, in the opinion of the Company, may be necessary or useful in maintaining the Company's status as a Subchapter S corporation. Each Shareholder covenants that such Shareholder will not do anything to interfere with the Company's maintaining its status as a Subchapter S corporation.

          (b)     Revocation of Election.  In the event that the Company, by the
                  ----------------------
affirmative vote of at least 66-2/3% of its directors then holding office, and the Shareholders of the Company, by the affirmative vote of at least 66-2/3% of the then issued and outstanding Shares of the Company, decide to terminate the Subchapter S election, each Shareholder will be provided a written notice of such determination. Within sixty (60) days after the delivery of such notice, each Shareholder, if requested, will sign and deliver a consent to such revocation to the Secretary of the Company in the form prescribed by the Internal Revenue Service or the State Department of Revenue, or both, as the case may be.

          (c)     Inadvertent Termination of Subchapter S Election.  In the
                  ------------------------------------------------
event the Company's status as a Subchapter S corporation is terminated inadvertently and the Company and any Shareholder desire that the Subchapter S election be continued, the Company and the Shareholders agree to use their best efforts to obtain a wavier of the terminating event on the ground of inadvertence from the Internal Revenue Service. The Company and the Shareholders further agree to take such steps, and make such adjustments, as may be required by the Internal Revenue Service pursuant to Sections 1362(f)(3) and (4) or any successor section or sections of the Code. If a

Shareholder causes the terminating event to occur, such Shareholder shall bear the expense of procuring the waiver, including the legal, accounting and tax costs of taking such steps and of making such adjustments as may be required.

          (d)     Restrictions on Transfer.  So long as the Company maintains
                  ------------------------
its Subchapter S election, no Shareholder shall transfer or offer to transfer any Shares that would in any manner cause the termination of the status of the Company as a Subchapter S corporation. Any such action as may be attempted in violation of the foregoing shall be void ab initio. In the event of any purported or attempted transfer of Shares that does not comply with the provisions of this Agreement, the purported transferee shall not be deemed to be a shareholder of the Company and shall not be entitled to receive a new certificate evidencing the Shares or any dividends or other distributions with respect to the Shares.

          (e)     Trust Shareholders.  Each Shareholder hereby agrees that if
                  ------------------
his or her Shares are now or hereafter held by a trust, such Shareholder shall cause the trustee of such trust to take all such necessary or appropriate action to maintain such trust as a permissible shareholder of a Subchapter S corporation, including, without limitation, distributing all of the income of such trust currently to the income beneficiary of such trust.

          (f)     Shares Owned By Husband and Wife.  Each Shareholder hereby
                  --------------------------------
agrees that if his or her Shares are now or hereafter owned as husband and wife (whether held jointly or individually) and in the event that the individuals are no longer husband and wife, the Shares will be held by only one person, unless 66-2/3% of the directors of the Company then holding office approve such Shares being held by two or more persons. The purpose of this section is to avoid increasing the number of Shareholders as a result of a change in marital status.

          (g)     Election to Treat Family Members As One Shareholder.  Each
                  ---------------------------------------------------
Shareholder hereby agrees that if he or she is now or hereafter treated as a member of a family pursuant to Section 1361(c)(1) of the Code, no family member Shareholder may alter, amend, or otherwise terminate the election to be treated as one Shareholder under Section 1361(c)(1)(D), unless 66 2/3% of the directors of the Company then holding office approve the action.

          (h)     State Tax Matters.
                  -----------------

(i) Each Shareholder hereby agrees to take all such actions as may be required by any state in which the Company does business to ensure recognition of the Company's Subchapter S corporation status for state tax purposes, including without limitation, the payment, where applicable, of state taxes on such Shareholder's allocable shares of the Company's income attributable to each such state.

(ii) In the event that the Company elects or is required to make any payment on behalf of any Shareholder in an amount required to discharge any legal obligation of the Company to withhold or make payment ("Tax Payment") to any governmental authority with respect to any federal, state, or local tax liability of such Shareholder arising as a result of the ownership of Shares by such Shareholder, then the Shareholder and the Company agree that the amount of any such Tax Payment shall be treated as a non-interest bearing loan made by the Company to such Shareholder, which amount shall be repaid by charging against and reducing the amount of any subsequent distribution made by the Company with respect to the Shares held by such Shareholder. By way of example, but not limitation, in the event that the Company elects to file a composite income tax return with the

State of Georgia on behalf of the Company's non-resident Shareholders, in lieu of the filing of individual income tax returns with the State of Georgia by each of such non-resident Shareholders, and to pay any income tax due with such income tax return, then each such non-resident Shareholder's proportionate share of such income tax paid by the Company shall be regarded as a Tax Payment. If and to the extent the amount of Tax Payment exceeds the amount of distributions to which a Member is subsequently entitled, and all or a portion of the Tax Payment remains unpaid at the time of a subsequent disposition of Shares by the Shareholder, then the unpaid balance of the loan made by the Company to such Shareholder that is the result of any such remaining unpaid Tax Payment shall be repaid to the Company on demand and, in the event that such payment of such loan is not made within three (3) business days of such demand, such former Shareholder shall be charged interest at an annual rate equal to the Prime Rate plus two percent (2%) for the period beginning three (3) business days after such demand for payment ending on the date that repayment of the loan is made.

          (i)     Indemnity.  Each Shareholder hereby agrees to indemnify and
                  ---------
hold the Company and each other Shareholder of the Company harmless from and against all loss, liability, damage, cost and expense, including reasonable attorneys' fees and any additional federal or state tax liability, actually incurred by the Company or any other Shareholder, arising out of or in connection with any violation of this Agreement by such indemnifying Shareholder.

          (j)     Close of Taxable Year.  In the event a Shareholder sells or
                  ---------------------
otherwise transfers all of such Shareholder's Shares on any date other than the date on which the Company's taxable year ends, to the extent permitted the Company may elect, pursuant to Code Section 1377(a)(2), or any successor section, of the Code, to treat its tax year as if it closes on the day of such Shareholder's sale or transfer. In such event, the Company's applicable tax year shall be treated as two tax years for the allocation of income and loss items pursuant to Code Section 1377(a)(1), or any successor section, of the Code. Each Shareholder who owned Shares in the Company during such taxable year agrees to consent to such an election. The Company and the Shareholders agree to execute such documents and take such actions as may be required by the Internal Revenue Service or any State Department of Revenue having jurisdiction, or both, as the case may be, to effect this election. In connection with this election, the selling Shareholder's basis in such Shareholder's Shares shall be determined as of the date of the sale or transfer of the selling Shareholder's Shares. The Company shall bear the expense of carrying out the election, including the legal and accounting costs necessary to determine the basis of the selling Shareholder and to ascertain the applicable allocations attributable to the short taxable year.

     11.     Notices.  All notices, requests, consents, and other communications
             -------
required or permitted hereunder shall be in writing and shall be delivered in person or mailed by certified mail, return receipt requested, or nationally recognized overnight or "rapid" delivery service, addressed as follows (or at such other address for the parties as shall be specified by like notice):

          (a)     if to the Company:

                  CBC Holding Company
                  102 West Roanoke Drive
                  Fitzgerald, Georgia 31750
                  Attention: George M. Ray

          (b)     if to a Shareholder, to the Shareholder's address as listed on
Schedule I hereto or such address as the Shareholder otherwise designates to the Company in writing.

     12.     Certain Defined Terms.  As used in this Agreement, the following
             ---------------------
terms have the meanings set forth below:

          (a)     Beneficially Owned.
                  ------------------

(i) Shares "Beneficially Owned" by any Shareholder shall be deemed to include Shares:

(A)     which the Shareholder owns directly, whether or not of record; or

(B) which the Shareholder has the right to acquire, pursuant to any agreement or understanding or upon exercise of conversion rights, warrants or options or otherwise; or

(C) which are owned, directly or indirectly (including Shares deemed to be owned through application of Section 12(a)(i)(B) above), by an "affiliate" or "associate" (as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on ___________, 2006) of the Shareholder; or

(D) which are beneficially owned, directly or indirectly (including shares deemed owned through application of Section 12(a)(i)(B) above), by any other corporation, person or entity with which the Shareholder or the Shareholder's "affiliate" or "associate" (as defined above) has any agreement or arrangement or understanding for the purpose of acquiring, holding, voting or disposing of shares of the Company.

(ii) For the purpose of determining whether a Shareholder Beneficially Owns one or more of the issued and outstanding Shares of the Company, the issued and outstanding shares of the Company shall include shares not in fact issued and outstanding but deemed owned through the application of Sections 12(a)(i)(B) and 12(a)(i)(C) above, but shall not include any other shares which are not then issued and outstanding but which may be issuable pursuant to any agreement or upon exercise of conversion rights, warrants, options or otherwise.

(iii) The Board of Directors shall have the power and duty to determine for the purposes of this Agreement, on the basis of information known to the Company, whether:

(A) such Shareholder Beneficially Owns, directly or indirectly, more than fifteen percent (15%) of the issued and outstanding Shares of the Company; and

(B) a corporation, person or entity is an "affiliate" or "associate" (as defined above) of a Shareholder.

          (b)     Qualified Offer.  A Qualified Offer means a legally
                  ---------------
enforceable arms' length written offer received by a Shareholder to purchase the Shareholder's Shares from a person who is financially capable of carrying out the terms of the written offer and who satisfies all of the then existing ownership requirements with respect to the stock of a corporation that has in effect an election to be taxed in accordance with the provisions of Subchapter S of the Code, provided, however, that either (i) the number of Shareholders of the Company does not increase as a result of any transfer of Shares if such offer were to be accepted, or (ii) the Board of Directors (by the affirmative vote of 66-2/3% of the directors then holding office) approves the transfer.

          (c)     Shares.  "Shares" means and includes (i) all shares of the
                  ------
Common Stock of the Company now or hereafter owned by the Shareholders, (ii) all securities of the Company that may be issued in exchange for or in respect of its Common Stock, and (iii) all securities of the Company hereafter acquired that may be exchangeable for or convertible into Common Stock.

          (d)     Shareholder.  "Shareholder" means each of the Shareholders
                  -----------
listed on Schedule I, and, also, any person who receives Shares of the Company following execution of this Agreement.

     13.     Entire Agreement and Amendments.  This Agreement constitutes the
             -------------------------------
entire agreement of the parties hereto with respect to the subject matter hereof. Except as otherwise provided in Section 21 below, neither this Agreement nor any provision hereof may be waived, modified, amended, or terminated except by a written agreement approved by the Company, by the affirmative vote of at least 66-2/3% of its directors then holding office, and by the Shareholders of the Company, by the affirmative vote of at least 66-2/3% of the then-issued and outstanding Shares of the Company. To the extent any term or other provision of any other indenture, agreement, or instrument by which any party hereto is bound conflicts with this Agreement, this Agreement shall have precedence over such conflicting term or provision.

     14.     Governing Law; Successors and Assigns.  This Agreement shall be
             -------------------------------------
governed by the laws of Georgia without respect to conflicts of laws provisions thereof, and shall be binding upon the heirs, personal representatives, executors, administrators, successors, and permitted assigns of the parties.

     15.     Waivers.  No waiver of any breach or default hereunder shall be
             -------
considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

     16.     Severability.  If any provision of this Agreement shall be held to
             ------------
be illegal, invalid, or unenforceable, such illegality, invalidity, or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid, or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid, or unenforceable provision were not contained herein.

     17.     Captions.  Captions and section headings are for convenience only
             --------
and are not deemed to be part of this Agreement.

     18.     Effect of Other Laws and Agreements.  The rights and obligations of
             -----------------------------------
the parties under this Agreement shall be subject to any restrictions on the purchase of Shares which may be imposed by Georgia law, federal or state regulations affecting financial institutions and their holding companies, and any agreement now or hereafter entered into between the Company and any financial institution with respect to loans or other financial accommodations made to the Company.

     19.     Further Assurances.  Each party hereto shall do and perform, or
             ------------------
cause to be done and performed, all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     20.     Effective Date of Agreement.  This Agreement shall be effective as
             ---------------------------
to each Shareholder as of the date this Agreement or as of the date any counterpart of this Agreement is executed by such Shareholder.

     21.     Termination.  This Agreement shall remain in full force and effect
             -----------
until the earlier of (a) the effective date that a written agreement providing for termination of this Agreement is signed by the Company (authorized by the affirmative vote of 66-2/3% of its directors then holding office) and by the holders of 66-2/3% of the then issued and outstanding Shares of the Company, (b) the effective date of a registration statement filed by the Company with the Securities and Exchange Commission with respect to a public offering of the Company's common Shares, (c) the effective date of dissolution of the Company, either voluntarily or involuntarily, in accordance with the Company's articles of incorporation and/or bylaws, or (d) the effective date of the termination of the subchapter S election by the Company pursuant to Section 10(b) hereof.

     22.     Counterparts.  This Agreement may be executed in two or more
             ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     23.     Enforcement.  This Agreement has been negotiated, executed and
             -----------
delivered in the state of Georgia, and each party (a) submits to personal jurisdiction in the state of Georgia for the enforcement of this Agreement, and
(b) waives any and all rights under the laws of any state to object to jurisdiction within the state of Georgia for the purposes of litigation to enforce this Agreement. Notwithstanding the foregoing, nothing contained in this Agreement shall prevent a party from bringing any action against another party within any other state or country. Initiating such proceeding or taking such action in any jurisdiction shall not constitute a waiver of the agreement that the laws of the State of Georgia shall govern or of the submission made by a party to personal jurisdiction within the state of Georgia.

     24.     Enforcement Costs.  Should a party be required to engage legal
             -----------------
counsel to enforce or prevent the breach of any of the provisions of this Agreement, to institute any action or proceeding to enforce any such provision of this Agreement, to seek an injunction, to seek damages by reason of any alleged breach of any provisions, to seek a declaration of its rights or obligations, or to seek any other judicial or equitable remedy, then the prevailing party in such action shall be entitled to be reimbursed by the other party or parties for all costs and expenses incurred thereby, including, but not limited to, reasonable attorneys' fees actually incurred.

     25.     SEPARATE COUNSEL.  BY SIGNING THIS AGREEMENT, THE PARTIES
             ----------------
ACKNOWLEDGE THAT THEY HAVE HAD THE OPPORTUNITY TO OBTAIN SEPARATE LEGAL COUNSEL AND ADVICE REGARDING THIS AGREEMENT AND THAT THEY HAVE READ AND UNDERSTAND THIS AGREEMENT.

     IN WITNESS WHEREOF, this Agreement has been executed under seal as of the date and year first above written.

                              CBC HOLDING COMPANY

                              BY:
                                  ---------------------------
                              NAME:
                                    -------------------------
                              TITLE:
                                     ------------------------

                                   SCHEDULE I

                               CBC HOLDING COMPANY
                             SHAREHOLDERS AGREEMENT
                      ORIGINALLY DATED [____________], 2006


                       FOR EACH SHAREHOLDER OF THE COMPANY




-------------------------  -------------------------  -------------------------
        SIGNATURE                  PRINT NAME           DATE AGREEMENT SIGNED

                                   APPENDIX C
                                   ----------

--------------------------------------------------------------------------------
THIS SHAREHOLDER ELECTION FORM IS TO BE COMPLETED BY CBC HOLDING COMPANY SHAREHOLDERS.

IF YOU ARE INELIGIBLE OR DO NOT WISH TO CONTINUE YOUR EQUITY OWNERSHIP IN CBC HOLDING COMPANY, WE ASK THAT YOU MARK THIS BOX [ ], COMPLETE SECTIONS C, E AND F ONLY AND RETURN THIS FORM TO THE ADDRESS BELOW AS SOON AS POSSIBLE, BUT NOT LATER THAN [______] P.M. ON [________].

IF  YOU  HOLD  CBC  HOLDING  COMPANY  SHARES  IN  A  TRUST  AND WISH TO REMAIN A
SHAREHOLDER AFTER THE REORGANIZATION, PLEASE CONTACT GEORGE M. RAY AT (229) 423-4321 AS SOON AS POSSIBLE TO VERIFY THE ELIGIBILITY OF YOUR TRUST AS AN S-CORPORATION SHAREHOLDER.
--------------------------------------------------------------------------------


                               CBC HOLDING COMPANY
                            SHAREHOLDER ELECTION FORM
                        REGARDING THE TREATMENT OF SHARES

     The  purpose  of  this  Shareholder  Election Form is to notify CBC Holding
Company of how you want your shares of CBC Holding Company common stock converted after the reorganization plan takes effect. Selection of some of the options provided may require that you complete and return additional schedules or documents related to that option. Please note that terms included herein and not otherwise defined have the same meaning as the in the proxy statement.

     If  you  are  completing this form for a trust, Schedule B to this election
                                                     ----------
form has been provided for you as a general guide in determining whether your trust qualifies as an S-Corporation shareholder. In addition to the information provided in Schedule B, you should seek the guidance of a qualified professional
            ----------
to help you understand whether your trust is eligible to retain CBC Holding Company common stock due to the reorganization plan. If you are making an election for members of your family to be counted as a single shareholder for S-Corporation purposes, please complete Schedule C.
                                            -----------

     Please note that if you are the holder of more than one CBC Holding Company common stock certificate, AND the title of your ownership is different from one
                           ---
stock certificate to another (for example, you hold one certificate in your name alone and another certificate as custodian for a minor child or jointly with your spouse), you must fill out a separate Shareholder Election Form for each stock certificate that establishes your title of ownership as being something other than the sole owner of the shares in your individual capacity.

     In order to receive recertificated shares of CBC Holding Company common stock after the reorganization you must also sign and return the Shareholders Agreement. Please complete and sign this form (including all applicable schedules) and the Shareholders Agreement and return them to the address below at or before ______ p.m. on __________, 2006:

                                   RETURN TO:
                                   ----------
                               CBC HOLDING COMPANY
                              ATTN:  GEORGE M. RAY
                             102 WEST ROANOKE DRIVE
                           FITZGERALD, GEORGIA  31750

     IF YOU DO NOT RETURN THIS FORM (INCLUDING THE FORM 2553 AND ANY REQUIRED SCHEDULES) AND THE SHAREHOLDERS AGREEMENT SIGNATURE PAGE TO CBC HOLDING COMPANY AT OR BEFORE _____ P.M. ON _________, 2006, YOU WILL AUTOMATICALLY RECEIVE CASH AT A RATE OF $17.80 PER SHARE FOR YOUR SHARES OF CBC HOLDING COMPANY COMMON STOCK.

--------------------------------------------------------------------------------
A.   ELIGIBILITY
--------------------------------------------------------------------------------

ARE YOU ELIGIBLE TO BECOME AN S-CORPORATION SHAREHOLDER? [ ] YES   [ ] NO

Generally, you must be an individual citizen or resident of the United States to be a shareholder of an S-Corporation. Estates, certain trusts (generally, a trust that distributes income annually to its beneficiaries, all of whom are individuals, or a trust that has as its beneficiaries only those persons who are eligible to hold stock in an S-Corporation and who make a qualifying election, provided that no interest in the trust was purchased) and IRAs that do not own bank holding company stock can also be shareholders of an S-Corporation. See Schedule B for more information on qualifying trusts. Corporations,
-----------
partnerships and IRAs that own bank holding company stock may not be shareholders of an S-Corporation.

If you hold CBC Holding Company shares in a trust and wish to remain a shareholder after the reorganization, please contact George M. Ray at (229) 423-4321 or as soon as possible to verify the eligibility of your trust as an S-Corporation shareholder. CBC Holding Company reserves the right to determine whether a trust meets the eligibility criteria to be a shareholder after the reorganization and the eligibility determination made by CBC Holding Company will be final and binding as to whether the trust receives cash or recertificated shares under the reorganization plan.

The board of directors of CBC Holding Company reserves the right to request additional information to verify shareholder eligibility.

If you are not an eligible S-Corporation shareholder, upon the effective date of the Reorganization, you will receive $17.80 per share of CBC Holding Company common stock that you hold.

--------------------------------------------------------------------------------
B.   CO-OWNERSHIP OF SHARES
--------------------------------------------------------------------------------

DO YOU OWN SHARES OF CBC HOLDING COMPANY COMMON STOCK WITH SOMEONE ELSE (E.G., YOUR STOCK CERTIFICATE IS ISSUED IN YOUR NAME AND THE NAME OF AT LEAST ONE OTHER PERSON)?

[ ] YES - READ THIS SECTION B CAREFULLY; THEN PROCEED TO SECTION C.

[ ] NO - YOU MAY PROCEED TO SECTION C.

If you answered "yes" above, for purposes of the reorganization plan, each person recorded as an "owner" of shares held jointly or in common with someone else will be deemed (unless those persons are spouses, former spouses or family members pursuant to a valid and binding election) as being the beneficial owner of only his or her pro rata portion of the shares in question. For example, if a single stock certificate for 100 shares was issued to John Doe and/or Jane Smith, unless John Doe and Jane Smith are husband and wife, former spouses, or family members pursuant to a valid and binding election, John Doe and Jane Smith will each be deemed to be the beneficial owner of 50 shares (as opposed to each being deemed to own 100 shares) in determining whether they each meet the 50-share threshold set by the reorganization plan. If shares held jointly or in common with someone else are exchanged for cash as a result of the reorganization, CBC Holding Company will issue a check only in the names of those persons listed on the issued stock certificate and only as such ownership is presented on such stock certificate unless otherwise deemed advisable by legal counsel (e.g., a stock certificate issued to "John Doe and Jane Smith" will only be entitled to receive a check payable to the order of "John Doe and Jane Smith").

IF YOU FEEL THAT YOUR BENEFICIAL OWNERSHIP OF SHARES HELD JOINTLY OR IN COMMON WITH SOMEONE ELSE EXCEEDS YOUR PRO RATA PERCENTAGE OR PORTION OF SUCH SHARES, PLEASE CONTACT GEORGE M. RAY AT (229) 423-4321 AS SOON AS POSSIBLE FOR FURTHER INSTRUCTIONS.

--------------------------------------------------------------------------------
C.   SHAREHOLDERS TO RECEIVE CASH
--------------------------------------------------------------------------------

IF ANY OF THE FOLLOWING APPLY TO YOU, YOU WILL RECEIVE $17.80 PER SHARE OF CBC HOLDING COMPANY COMMON STOCK AFTER THE REORGANIZATION IS COMPLETE AND AFTER YOU
                                                                   ---
HAVE  SURRENDERED  YOUR  SHARES  TO  CBC  HOLDING  COMPANY:

(Mark  applicable  boxes)

     [ ]  I  am  NOT  eligible  to  become  an  S-Corporation  shareholder.

     [ ] I (including my spouse if shares are held jointly) am NOT a member of one of the 70 Qualifying Family Groups and I am NOT an employee or an emeritus director of CBC Holding Company or a subsidiary.

     [ ] I am a member of one of the 70 Qualifying Family Groups or I am an employee or emeritus director of CBC Holding Company or a subsidiray, but DO NOT wish to continue my equity ownership in the company. The marking of this option will not constitute notice of dissent. Accordingly, to perfect your dissenters' rights, you will (among other things) be required to provide a separate written notice to CBC Holding Company of your intent to dissent to the reorganization plan prior to the shareholder vote at the special meeting of shareholders.

If  you  selected  any  of  the boxes in this Section C, please go to Section E.

--------------------------------------------------------------------------------
D.   SHAREHOLDERS CONTINUING THEIR EQUITY OWNERSHIP IN CBC HOLDING COMPANY
--------------------------------------------------------------------------------

IF THE FOLLOWING APPLIES TO YOU, YOU WILL BE PERMITTED TO CONTINUE YOUR EQUITY OWNERSHIP IN CBC HOLDING COMPANY AND RECEIVE RECERTIFICATED SHARES OF CBC HOLDING COMPANY COMMON STOCK AFTER THE REORGANIZATION IS COMPLETE AND AFTER YOU
                                                                   ---
HAVE  SURRENDERED  YOUR  EXISTING  SHARES  TO  CBC  HOLDING  COMPANY:

(Mark  applicable  box)

     [_]  I am an eligible S-Corporation shareholder AND I am a member of one of
                                                     ---
          the 70 Qualifying Family Groups or I am an employee or an emeritus director of CBC Holding Company or a subsidiary.

IF  YOU  SELECTED  THE  BOX IN THIS SECTION D, YOU MUST ALSO COMPLETE SCHEDULE A
                                                                      ----------
AND, IF YOU ARE MAKING A FAMILY MEMBER ELECTION TO BE COUNTED AS A SINGLE SHAREHOLDER WITH OTHER MEMBERS OF YOUR FAMILY SOLELY FOR S-CORPORATION PURPOSES, SCHEDULE C, AND SIGN AND RETURN THE SHAREHOLDERS AGREEMENT SIGNATURE PAGE.
-----------

If  you  selected  either  box  in  this  Section  D,  please  go  to Section F.

--------------------------------------------------------------------------------
E.   CASH  CONVERSION  WORKSHEET
--------------------------------------------------------------------------------

EACH SHAREHOLDER RECEIVING CASH IN THE REORGANIZATION IN EXCHANGE FOR SHARES OF CBC HOLDING COMPANY COMMON STOCK SHOULD COMPLETE THIS SECTION.

     (1)  Total number of shares of CBC Holding Company common stock that I hold of record       ----------------
                                                                                                 X        $17.80
                                                                                                 ----------------
     (2)  Equals the total amount of cash expected to be payable to you for your shares of
          CBC Holding Company common stock                                                       $
                                                                                                 ================

After  completing  this  Section,  please  continue  to  Section  F.

--------------------------------------------------------------------------------
F.   SIGNATURES
--------------------------------------------------------------------------------

I certify that the information provided in this Shareholder Election Form (and any attached schedules) is true and correct as of the date indicated below.


------------------------------------    ----------------------------------------
Signature*                              Signature  (if shares are held jointly)*


------------------------------------    ----------------------------------------
Print  Name                             Print Name (if shares are held jointly)


------------------------------------    ----------------------------
Title  (if  applicable)**               Date


                                        ----------------------------------------
------------------------------------    DO NOT INCLUDE YOUR CBC HOLDING COMPANY-
COMPANY-                                   ---
Number of Shares Held of Record         STOCK CERTIFICATES WITH THIS SHAREHOLDER
                                        ELECTION FORM.  YOU WILL RECEIVE
                                        INSTRUCTIONS ON HOW TO SUBMIT YOUR STOCK
                                        CERTIFICATE(S) AFTER THE REORGANIZATION
                                        IS COMPLETED.
                                        ----------------------------------------
------------------------------------
Certificate No(s).


* Please sign exactly as your name appears on your CBC Holding Company Stock Certificate(s).

** If the shareholder is a corporation, partnership or other business entity, this form must be signed by a duly authorized officer of the entity. Any person signing as an officer, attorney, trustee, administrator or guardian must give his or her full title as such. In the case of joint ownership, each joint owner must sign.

                                   SCHEDULE A

                               CBC HOLDING COMPANY
                               IRS ELECTION FORMS


     CBC Holding Company shareholders who wish to remain CBC Holding Company shareholders must also complete, sign and return the following:

    -  Form 2553:               All prospective S-Corporation shareholders must
                                ---
                                complete this form.

    -  ESBT Election:           Prospective S-Corporation shareholders that are
                                Electing Small Business Trusts (ESBTs) must
                                also complete this form.

    -  QSST Election:           Prospective S-Corporation shareholders that are
                                Qualified Subchapter S Trusts (QSSTs) must
                                also complete this form.

    -  Family Member Election:  Prospective S-Corporation shareholders who wish to be counted as a single shareholder for S-
                                Corporation purposes with other members of their family must also complete this form.

     YOU  MAY  IGNORE THE ESBT AND QSST ELECTION FORMS IF YOU ARE NOT SIGNING ON
                                                                  ---
BEHALF OF A TRUST, AND YOU MAY IGNORE THE FAMILY MEMBER ELECTION FORM IF YOU ARE NOT ELECTING TO BE COUNTED AS A SINGLE S-CORPORATION SHAREHOLDER WITH OTHER MEMBERS OF YOUR FAMILY.

                                    FORM 2553
                               CONTINUATION SHEET


CBC HOLDING COMPANY
102 WEST ROANOKE DRIVE
FITZGERALD, GEORGIA  31750
EIN: ____________

------------------------------  -----------------------------------  -----------------------  ---------------  ----------
     J  Name and address             K  Shareholders' Consent
of each shareholder;            Statement.Under penalties
shareholder's spouse            of perjury, we declare that we                  L                                N
or former spouse having         consent to the election of the             Stock owned        M Social         Share-
a community property            above-named corporation to                                    Security         holder's
interest in the corporation's   be an S  corporation under            ----------  ----------  number           tax
stock; and each tenant          section 1362(a)and that we                                    or               year
in common, joint tenant,        have examined this consent                                    employer         ends
and tenant by the entirety.     statement, including accompanying                             identification   month
(A husband and wife and         schedules and statements, and                                 number           and
former spouses (and their       to the best of our knowledge                                  (see             day)
estates) as well as family      and belief, it is true, correct,      Number       Dates      Instructions)
members pursuant to a           and complete. We understand           of           acquired
valid election by any           our consent is binding and may        shares
family member are               not be withdrawn after the
counted as one shareholder      corporation has made a valid
in determining the number       election.  (Shareholders sign
of shareholders without         and date below.)
regard to the manner in         --------------------  -------------
which the stock is owned.)      Signature             Date
------------------------------  --------------------  -------------  -----------  ----------  ---------------  ----------

------------------------------  --------------------  -------------  -----------  ----------  ---------------  ----------

                                                   ESBT ELECTION
                                 (FOR USE ONLY BY CERTAIN TRUSTS - SEE SCHEDULE B)


----------------------------------------------------------------------------------------------------------------
(A)  IDENTIFICATION OF PARTIES
----------------------------------------------------------------------------------------------------------------
For TRUST provide the following:
----------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------  ------------------------------
Trust's name and address                                                          Employer identification number


--------------------------------------------------------------------------------  ------------------------------
For BENEFICIARIES provide the following (FOR ADDITIONAL BENEFICIARIES, PLEASE ATTACH SEPARATE SHEET):
--------------------------------------------------------------------------------  ------------------------------
Beneficiary's name and address                                                    Social Security or Employer
                                                                                  identification number


--------------------------------------------------------------------------------  ------------------------------
Beneficiary's name and address                                                    Social Security or Employer
                                                                                  identification number


--------------------------------------------------------------------------------  ------------------------------
Beneficiary's name and address                                                    Social Security or Employer
                                                                                  identification number


--------------------------------------------------------------------------------  ------------------------------
Beneficiary's name and address                                                    Social Security or Employer
                                                                                  identification number


--------------------------------------------------------------------------------  ------------------------------
Beneficiary's name and address                                                    Social Security or Employer
                                                                                  identification number


--------------------------------------------------------------------------------  ------------------------------
Beneficiary's name and address                                                    Social Security or Employer
                                                                                  identification number


--------------------------------------------------------------------------------  ------------------------------
Beneficiary's name and address                                                    Social Security or Employer
                                                                                  identification number


S CORPORATIONS IN WHICH THE TRUST OWNS STOCK
--------------------------------------------------------------------------------  ------------------------------
S Corporation's name and address                                                  Employer identification number
     CBC Holding Company
     102 West Roanoke Drive
     Fitzgerald, Georgia  31750

--------------------------------------------------------------------------------  ------------------------------
(B)  THIS  ESBT  ELECTION  IS  HEREBY MADE UNDER TREAS. REG. SECTION 1361(E)(3).
----------------------------------------------------------------------------------------------------------------
(C)  THE  FIRST  DATE  ON WHICH THE TRUST OWNED STOCK IN THE S-CORPORATION IS AS FOLLOWS:
--------------------------------------------------------------------------------  ------------------------------
S Corporation                                                                                          Date
   CBC HOLDING COMPANY

(D)  THIS ESBT ELECTION UNDER SECTION 1361(E)(3) IS EFFECTIVE . . . . . . . . . . . . . ._________________,200__
----------------------------------------------------------------------------------------------------------------


                                      C-7

(E)  THE  UNDERSIGNED  HEREBY MAKES THIS ESBT ELECTION UNDER TREAS. REG. SECTION 1361(E)(3).  UNDER PENALTIES
     OF PERJURY, I CERTIFY THAT THE TRUST MEETS THE DEFINITIONAL REQUIREMENTS OF SECTION 1361(E)(1), THAT ALL
     POTENTIAL CURRENT BENEFICIARIES  OF  THE  TRUST  MEET THE SHAREHOLDER REQUIREMENT OF SECTION 1361(B)(1),
     AND THAT ALL OTHER INFORMATION PROVIDED ABOVE IS TRUE, CORRECT, AND  COMPLETE.


__________________________________________________________________                       ________________, 200__
Signature of Trustee                                                                           Date
--------------------------------------------------------------------------------  ------------------------------

                                              QSST ELECTION
                             (FOR USE ONLY BY CERTAIN TRUSTS - SEE SCHEDULE B)


-----------------------------------------------------------------------------------------------------------------
PART III           QUALIFIED SUBCHAPTER S TRUST (QSST) ELECTION UNDER SECTION 1361(D)(2)*
--------------------------------------------------------------------------  -------------------------------------
Income beneficiary's name and address                                       Social Security Number


--------------------------------------------------------------------------  -------------------------------------
Trust's name and address                                                    Employer identification number


--------------------------------------------------------------------------  -------------------------------------
Date on which stock of the corporation was transferred to the trust (month, day, year)
-----------------------------------------------------------------------------------------------------------------
In order for the trust named above to be a QSST and thus a qualifying shareholder of the S-corporation for which this Form 2553 is filed, I hereby make the election under section 1361(d)(2).  Under penalties of perjury, I certify that the trust meets the definitional requirements of section 1361(d)(3) and that all other information provided in Part III is true, correct, and complete.

_________________________________________________________________________________       __________, 200__
Signature of income beneficiary or signature and title of legal representative or       Date
other qualified person making the election

-----------------------------------------------------------------------------------------------------------------
*Use Part III to make the QSST election only if stock of the corporation has been transferred to the trust on or before the date on which the corporation makes its election to be an S-Corporation.  The QSST election must be made and filed separately if stock of the corporation is transferred to the trust after the date on which the corporation makes the S election.
-----------------------------------------------------------------------------------------------------------------
                                                                                      Form 2553 (Rev. 10-2001)

                                   SCHEDULE B


     THE INFORMATION PROVIDED BELOW IS BEING PROVIDED AS A COURTESY TO YOU AND REPRESENTS GENERAL INFORMATION ONLY. YOU ARE URGED TO CONSULT YOUR OWN LEGAL AND TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES OF THE REORGANIZATION TO YOU AND TO YOUR ELIGIBILITY TO HOLD CBC HOLDING COMPANY COMMON STOCK THROUGH A TRUST AFTER THE REORGANIZATION IS EFFECTED.

     If you hold CBC Holding Company shares in a trust and wish to remain a shareholder after the reorganization, please contact George M. Ray, at (229) 423-4321 as soon as possible to verify the eligibility of your trust as an S-Corporation shareholder. CBC Holding Company reserves the right to determine whether a trust meets the eligibility criteria to be a CBC Holding Company shareholder after the reorganization and the eligibility determination made by CBC Holding Company will be final and binding as to whether the trust receives cash or recertificated shares under the reorganization plan.

     The following types of trusts are eligible subchapter S shareholders. If your trust does not generally meet the requirements set forth in one of the following categories, it may not own stock in CBC Holding Company

GRANTOR  TRUST
---------------

     A grantor trust is a trust in which the individual who transferred ownership of the stock to the trust is still considered (despite the transfer) to be the owner of the stock for federal income tax purposes. In the case of a grantor trust, the individual who transferred the stock to the trust is taxable on all of the income from the stock as if he or she owned the stock outright, instead of through the trust, and will be treated as the shareholder of CBC Holding Company for federal income tax reporting purposes. The grantor trust generally will not be required to file an income tax return reporting the subchapter S earnings. The individual who is deemed to be the owner of the
                          ------------------------------------------------------
stock for federal income tax purposes (and not the trustee of the grantor trust)
    ----------------------------------------------------------------------------
must  sign the subchapter S election form (IRS Form 2553) provided in Schedule A
--------------------------------------------------------------------------------
to the Shareholder Election Form.  The signature page on which such consent must
--------------------------------------------------------------------------------
be  acknowledged  has  been  included  for  execution with the Proxy materials.
-------------------------------------------------------------------------------

VOTING  TRUST
--------------

     A voting trust is sometimes established by (some or all) shareholders of a corporation to ensure that the stock is voted as a block with respect to matters on which the shareholders are entitled to vote. Typically, that is the sole purpose of a voting trust and the individuals who transferred the stock to the voting trust are still considered (despite the transfer) to be the owners of the respective shares each shareholder transferred to the voting trust. The trust must provide that the individuals who contributed stock to the voting trust have the right to their pro rata share of distributions and other proceeds from the stock that are received by the voting trust, and that title to the stock will be return and vest in the individuals who contributed such stock to the voting trust. In addition, the trust must terminate under state law or by its terms on a certain date or upon the occurrence of a specified event. In the case of a voting trust, each individual who transferred stock to the voting trust is taxable on all of the income with respect to the stock so transferred as if he or she owned the stock outright, instead of a through the voting trust, and will be treated as the shareholder of CBC Holding Company for federal income tax reporting purposes. The grantor trust generally will not be required to file an income tax return reporting the subchapter S earnings. The individuals who are
                                                         -----------------------
deemed  to  be  the owners of the stock for federal income tax purposes (and not
--------------------------------------------------------------------------------
the  trustee  of the voting trust) must sign the subchapter S election form (IRS
--------------------------------------------------------------------------------
Form  2553)  provided  in  Schedule  A  to  the  Shareholder Election Form.  The
--------------------------------------------------------------------------------
signature  page on which such consent must be acknowledged has been included for
--------------------------------------------------------------------------------
execution  with  the  Proxy  materials.
---------------------------------------

QUALIFIED  SUBCHAPTERS  TRUST  ("QSST")
----------------------------------------

     A  QSST  is  a  trust  that  meets  the  following  requirements:

          - There can be only one (1) current income beneficiary of the trust.

          - The trust must require that all of the trust's income is distributed annually only to the current income beneficiary or the trust must agree only to distribute all of the income on an annual basis to the current income beneficiary.

          - The current income beneficiary generally must be a US citizen or US resident for federal income tax purposes.

          - Distributions of corpus or principal by the trust can be made only to the current income beneficiary and to no other person while the current income beneficiary is alive.

          - If the trust terminates during the life of the current income beneficiary, then the trust must distribute all of its assets only to the current income beneficiary.

          - The current income beneficiary's income interest in the trust must terminate no later than the death or the current income beneficiary or upon termination of the trust under its terms.

          -    A  proper  election  is  made  by the current income beneficiary.

     In the case of a QSST, the QSST will be reported as the shareholder on the annual tax filings made by CBC Holding Company However, the current income beneficiary will be taxable on all of the income with respect to the stock held by the QSST, the same as if he or she owned the stock outright, instead of a through the QSST. The QSST will be required to file a federal income tax return reporting ownership of the subchapter S stock and the taxation of the earnings from the subchapter S stock to the current income beneficiary. The current
                                                                     -----------
income beneficiary (and not the trustee of the QSST) must sign the consent to be
--------------------------------------------------------------------------------
taxed  as a subchapter S-corporation (Column K of IRS Form 2553).  The signature
--------------------------------------------------------------------------------
page  on which such consent must be acknowledged has been included for execution
--------------------------------------------------------------------------------
with the proxy materials.  In addition, the current income beneficiary also must
--------------------------------------------------------------------------------
sign  the  QSST Election included in Part III of the IRS Form 2553.  Part III of
--------------------------------------------------------------------------------
the  IRS  Form  2553  has  been included for execution with the Proxy materials.
--------------------------------------------------------------------------------
These  forms  are  provided  in  Schedule  A  to  the Shareholder Election Form.
--------------------------------------------------------------------------------

ELECTING  SMALL  BUSINESS  TRUST  ("ESBT")
------------------------------------------

     An  ESBT  is  a  trust  that  meets  the  following  requirements:

          - The beneficiaries under the trust generally must be a US citizen, US resident, or a qualified charity for federal income tax purposes.

          - None of the beneficiaries of the trust may have acquired such interest as a beneficiary through a purchase of such interest.

          -    The  trustee  of  the  ESBT  makes  a  proper  election.

     In the case of an ESBT, the ESBT will be reported as the shareholder on the annual tax filings made by CBC Holding Company and will be taxable on all of the income with respect to the stock held by the ESBT. None of the beneficiaries of the ESBT will be taxable on the earnings from the subchapter S stock held by the ESBT. The trustee of the ESBT (and not the ESBT's beneficiaries) must sign the
       -------------------------------------------------------------------------
consent  to  be taxed as a subchapter S-corporation (Column K of IRS Form 2553).
--------------------------------------------------------------------------------
The  signature page on which such consent must be acknowledged has been included
--------------------------------------------------------------------------------
for  execution with the Proxy materials.  In addition, the trustee must complete
--------------------------------------------------------------------------------
and  execute  the  ESBT  election  form  that  has  been included with the Proxy
--------------------------------------------------------------------------------
materials.  (These  forms are provided in Schedule A to the Shareholder Election
--------------------------------------------------------------------------------
Form.)  The ESBT Election Form will be filed by CBC Holding Company with the IRS
--------------------------------------------------------------------------------
Service  Center  where CBC  Holding  Company  files  its  federal  tax return.
------------------------------------------------------------------------------

                                   SCHEDULE C


                      S CORPORATION FAMILY MEMBER ELECTION FORM


     To:     CBC Holding Company

     From:

     Date:

     Re:     Family Member S Corporation Election

     -------------------------------------------------------------------

     Pursuant to new section 1361(c)(1) of the Internal Revenue Code, I hereby elect to treat the following family member shareholders as one shareholder for purposes of the 100 shareholder S corporation limitation: (Additional names are listed on an attached sheet as necessary)

                        NAME                      RELATIONSHIP
     1.
     2.
     3.
     4.
     5.
     6.
     7.
     8.
     9.
     10.

     Each of the above-named individuals are family members under the tax laws, which means the common ancestor, lineal descendants of the common ancestor, and the spouses (or former spouses) of such lineal descendants or common ancestor. These individuals are also parties to the CBC Holding Company Shareholders Agreement. I reserve the right to modify or terminate this family member election. However, this family member election may not be terminated or otherwise modified if such termination or modification increases the number of allowable shareholders. In these situations, the approval of 66-2/3% of the board of directors of CBC Holding Company then holding office would be required.


--------------------------  -------------------------  -------------------------
         SIGNATURE                 PRINT NAME                    DATE

                                    APPENDIX D
                                    ----------

                   ARTICLE 13 THE GEORGIA BUSINESS CORPORATION
                       CODE RELATING TO DISSENTERS' RIGHTS


14-2-1301.     DEFINITIONS.

As used in this article, the term:

          (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

          (2) "Corporate action" means the transaction or other action by the corporation that creates dissenters' rights under Code Section 14-2-1302.

          (3) "Corporation" means the issuer of shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

          (4) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Code Section 14-2-1302 and who exercises that right when and in the manner required by Code Sections 14-2-1320 through 14-2-1327.

          (5) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

          (6) "Interest" means interest from the effective time of the corporate action until the date of payment, at a rate that is fair and equitable under all the circumstances.

          (7) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

          (8) "Shareholder" means the record shareholder or the beneficial shareholder.

14-2-1302.     RIGHT TO DISSENT.

(a) A record shareholder of the corporation is entitled to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

          (1) Consummation of a plan of merger to which the corporation is a party:

               (A) If approval of the shareholders of the corporation is required for the merger by Code Section 14-2-1103 or 14-2-1104 or the articles of incorporation and the shareholder is entitled to vote on the merger; or

               (B) If the corporation is a subsidiary that is merged with its parent under Code Section 14-2-1104;

          (2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

          (3) Consummation of a sale or exchange of all or substantially all of the property of the corporation if a shareholder vote is required on the sale or exchange pursuant to Code Section 14-2-1202, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholder within one year after the date of sale;

          (4) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

               (A)  Alters  or  abolishes  a  preferential  right of the shares;

               (B) Creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;

               (C) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

               (D) Excludes or limits the rights of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights;

               (E) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under Code Section 14-2-604; or

               (F) Cancels, redeems, or repurchases all or part of the shares of the class; or

          (5) Any corporate action taken pursuant to a shareholder vote to the extent that Article 9 of this chapter, the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

(b) A shareholder entitled to dissent and obtain payment for his or her shares under this article may not challenge the corporate action creating his or her entitlement unless the corporate action fails to comply with procedural requirements of this chapter or the articles of incorporation or bylaws of the corporation or the vote required to obtain approval of the corporate action was obtained by fraudulent and deceptive means, regardless of whether the shareholder has exercised dissenters' rights.


(c) Notwithstanding any other provision of this article, there shall be no right of dissent in favor of the holder of shares of any class or series which, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at a meeting at which a plan of merger or share exchange or a sale or exchange of property or an amendment of the articles of incorporation is to be acted on, were either listed on a national securities exchange or held of record by more than 2,000 shareholders, unless:

          (1) In the case of a plan of merger or share exchange, the holders of shares of the class or series are required under the plan of merger or share exchange to accept for their shares anything except shares of the surviving corporation or another publicly held corporation which at the effective date of the merger or share exchange are either listed on a national securities exchange or held of record by more than 2,000 shareholders, except for scrip or cash payments in lieu of fractional shares; or

          (2) The articles of incorporation or a resolution of the board of directors approving the transaction provides otherwise.

14-2-1303.     DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

     A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his or her name only if he dissents with respect to all shares beneficially owned by any one beneficial shareholder and notifies the corporation in writing of the name and address of each person on whose behalf asserts dissenters' rights. The rights of a partial dissenter under this Code section are determined as if the shares as to which dissents and his or her other shares were registered in the names of different shareholders.

14-2-1320.     NOTICE OF DISSENTERS' RIGHTS.

(a)     If proposed corporate action creating dissenters' rights under Code
Section 14-2-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.

(b) If corporate action creating dissenters' rights under Code Section 14-2-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in Code Section 14-2-1322.

14-2-1321.     NOTICE OF INTENT TO DEMAND PAYMENT.

(a)     If proposed corporate action creating dissenters' rights under Code
Section 14-2-1302 is submitted to a vote at a shareholders' meeting, a record shareholder who wishes to assert dissenters' rights:

          (1) Must deliver to the corporation before the vote is taken written notice of his or her intent to demand payment for his or her shares if the proposed action is effectuated; and

          (2) Must not vote his or her shares in favor of the proposed action.

     (b) A record shareholder who does not satisfy the requirements of subsection (a) of this Code section is not entitled to payment for his or her shares under this article.

14-2-1322.     DISSENTERS' NOTICE.

(a) If proposed corporate action creating dissenters' rights under Code Section 14-2-1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of Code Section 14-2-1321.

(b) The dissenters' notice must be sent no later than ten days after the corporate action was taken and must:

          (1) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

          (2) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

          (3) Set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the notice required in subsection (a) of this Code section is delivered; and

          (4) Be accompanied by a copy of this article.

14-2-1323.     DUTY TO DEMAND PAYMENT.

(a) A record shareholder sent a dissenters' notice described in Code Section 14-2-1322 must demand payment and deposit his or her certificates in accordance with the terms of the notice.

(b) A record shareholder who demands payment and deposits his or her shares under subsection (a) of this Code section retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

(c) A record shareholder who does not demand payment or deposit his or her share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his or her shares under this article.

14-2-1324.     SHARE RESTRICTIONS.

(a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under Code Section 14-2-1326.

(b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

14-2-1325.     OFFER OF PAYMENT.

(a) Except as provided in Code Section 14-2-1327, within ten days of the later of the date the proposed corporate action is taken or receipt of a payment demand, the corporation shall offer to pay each dissenter who complied with Code
Section 14-2-1323 the amount the corporation estimates to be the fair value of his or her shares, plus accrued interest.

(b)  The offer of payment must be accompanied by:

          (1) The corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

          (2) A statement of the corporation's estimate of the fair value of the shares;

          (3) An explanation of how the interest was calculated;

          (4) A statement of the dissenter's right to demand payment under Code
     Section 14-2-1327; and

          (5) A copy of this article.

(c) If the shareholder accepts the corporation's offer by written notice to the corporation within 30 days after the corporation's offer, payment for his or her shares shall be made within 60 days after the making of the offer or the taking of the proposed corporate action, whichever is later.

14-2-1326.     FAILURE TO TAKE ACTION.

(a) If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(b) If, after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under Code Section 14-2-1422 and repeat the payment demand procedure.

14-2-1327.     PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.

(a) A dissenter may notify the corporation in writing of his or her own estimate of the fair value of his or her shares and amount of interest due, and demand payment of his or her estimate of the fair value of his or her shares and interest due, if:

          (1) The dissenter believes that the amount offered under Code Section 14-2-1325 is less than the fair value of his or her shares or that the interest due is incorrectly calculated; or

          (2) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.

(b) A dissenter waives his or her right to demand payment under this Code section unless he notifies the corporation of his or her demand in writing under subsection (a) of this Code section within 30 days after the corporation made or offered payment for his or her shares.

(c) If the corporation does not offer payment within the time set forth in subsection (a) of Code Section 14-2-1325:

          (1) The shareholder may demand the information required under subsection (b) of Code Section 14-2-1325, and the corporation shall provide the information to the shareholder within ten days after receipt of a written demand for the information; and

          (2) The shareholder may at any time, subject to the limitations period of Code Section 14-2-1332, notify the corporation of his or her own estimate of the fair value of his or her shares and the amount of interest due and demand payment of his or her estimate of the fair value of his or her shares and interest due.

14-2-1330.     COURT ACTION.

(a) If a demand for payment under Code Section 14-2-1327 remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60 day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

(b) The corporation shall commence the proceeding, which shall be a nonjury equitable valuation proceeding, in the superior court of the county where a corporation's registered office is located. If the surviving corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

(c) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in the proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint, and upon each nonresident dissenting shareholder either by registered or certified mail or statutory overnight delivery or by publication, or in any other manner permitted by law.

(d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) of this Code section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them or in any amendment to it. Except as otherwise provided in this chapter, Chapter 11 of the Title 9, known as the "Georgia Civil Practice Act," applies to any proceeding with respect to dissenters' rights under this chapter.

(e) Each dissenter made a party to the proceeding is entitled to judgment for the amount which the court finds to be the fair value of his or her shares, plus interest to the date of judgment.

14-2-1331.     COURT COSTS AND COUNSEL FEES.

(a)  The court in an appraisal proceeding commenced under Code Section
14-2-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court, but not including fees and expenses of attorneys and experts for the respective parties. The court shall assess the costs against the corporation, except that the court may assess the costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Code Section 14-2-1327.

(b) The court may also assess the fees and expenses of attorneys and experts for the respective parties, in amounts the court finds equitable:

          (1) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Code Sections 14-2-1320 through 14-2-1327; or

          (2) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(c) If the court finds that the services of attorneys for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these attorneys reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

14-2-1332.     LIMITATION OF ACTIONS.

     No action by any dissenter to enforce dissenters' rights shall be brought more than three years after the corporate action was taken, regardless of whether notice of the corporate action and of the right to dissent was given by the corporation in compliance with the provisions of Code Section 14-2-1320 and Code Section 14-2-1322.

                                   APPENDIX E
                                   ----------

                          OPINION OF SOUTHARD FINANCIAL

                                  VALUATION OF
                              THE COMMON STOCK OF
                              CBC HOLDING COMPANY
                              Fitzgerald, Georgia

                               As of May 31, 2005



                                  Report Dated
                               September 13, 2005

                                              September 13, 2005



Board  of  Directors  of
CBC  Holding  Company
c/o  Mr.  George  Ray
P.O.  Box  130
Fitzgerald,  Georgia   31750-0130

Directors:

Southard Financial was retained to determine the fair value of the outstanding common stock of CBC Holding Company as of May 31, 2005. The enclosed valuation was prepared for the stated purpose and is for your exclusive and confidential use. No copies of this report shall be furnished to third parties without your specific permission or direction, unless ordered by a court of competent jurisdiction. The report and its conclusions are subject to the statement of Contingent and Limiting Conditions contained herein.

The report was prepared by the undersigned. Preparation of the report entailed the use of standard techniques and practices, and involved due diligence on the part of Southard Financial. Further, the methodology and analysis employed is in compliance with the Uniform Standards of Professional Appraisal Practice.

Based upon the entire analysis, and for the purposes described in this report, it is our opinion that the fair value, on an enterprise basis, of the common stock of CBC Holding Company, as of May 31, 2005, was:

                                $17.80 Per Share

Thank  you  for  the  opportunity  to  be  of  service  in  this  matter.

                                        Sincerely  yours,


                                        Douglas  K.  Southard,  DBA,  CFA

Enclosure

INTRODUCTION

Southard  Financial  was  retained  to provide the following appraisal services:

---------------------------------------------------------------------------------------------------
Client Name                        Board of Directors of CBC Holding Company
---------------------------------  ----------------------------------------------------------------
Business Interest Being Valued     The Common Stock of CBC Holding Company
---------------------------------  ----------------------------------------------------------------
Home Office Location               Fitzgerald, Georgia
---------------------------------  ----------------------------------------------------------------
Definition of Value                Fair value
---------------------------------  ----------------------------------------------------------------
Premise of Value                   Enterprise Basis
---------------------------------  ----------------------------------------------------------------
Date of the Appraisal              May 31, 2005
---------------------------------  ----------------------------------------------------------------
Purpose/Intended Use of Appraisal  Stock Transaction to Reduce Shareholder Base for S Corp
                                   Election
---------------------------------  ----------------------------------------------------------------
Type of Report                     Appraisal
---------------------------------------------------------------------------------------------------

It is our understanding that the purpose of this report is to determine the value of the common stock of CBC Holding Company (the "Company") for purposes of a proposed stock transaction intended to reduce the Company's shareholder base in advance of electing Sub-Chapter S Corporation status. The appropriate standard of value is an enterprise basis. CBC Holding Company is the parent company of Community Banking Company of Fitzgerald (the "Bank"). Southard Financial and its principals have no past, present, or contemplated future interest in the subject or the conclusion of this valuation report. Further, Southard Financial and its principals have no bias or conflict of interest that could cause a question as to our independence or objectivity. Compensation paid to Southard Financial for this appraisal is in no way contingent upon the conclusion of this report.

A.     Sources of Information

Information  used  in  the  study  was  obtained  from  the  following  sources.

     - Consolidated Reports of Condition and Income ("Call Report") of Community Banking Company of Fitzgerald for the period ended March 31, 2005;
     - Uniform Bank Performance Report ("UBPR") of Community Banking Company of Fitzgerald for the period ended March 31, 2005;
     - Parent company only financial statements (internal) of CBC Holding Company for the periods ended December 31, 1997-2004 and March 31, 2005;
     - Internal financial statements of Community Banking Company of Fitzgerald for the period ended May 31, 2005;
     - Audited financial statements of CBC Holding Company (SEC Form 10KSB) for the periods ended December 31, 1997-2004;
     - Market information on publicly traded banking companies obtained from publications of Wilshire Associates and Standard & Poor's Corporation; and,
     - Additional pertinent information deemed necessary to render this opinion of value.

In the course of our due diligence investigation, we reviewed the information outlined above. In all cases we relied upon the referenced information without independent verification. In conjunction with the preparation of this report, we visited with management via telephone and questionnaire. Nevertheless, we did not inspect each and every asset, property, or business interest encompassed by this appraisal.

Conclusion of Report

The conclusion of this opinion is as follows:

     ----------------------------------------------------------------------

                               Conclusion of Value

                                Enterprise Basis

                                $17.80 Per Share

     ----------------------------------------------------------------------

This opinion is as of the date indicated above and is only for the intended purpose so indicated.

Definition of Fair value

Fair value is a legal construct that provides the required approach to determine value under state law for certain transactions. In most instances fair value is the statutory standard of value for dissenting shareholders to mergers, acquisitions, and other corporate actions. In these instances fair value is the value of the shares immediately preceding the effectuation of the corporate action to which the dissenter objects. Further, that value is not to include any appreciation or depreciation related to that corporate action unless the exclusion would be inequitable.

In instances where fair value is the appropriate definition of value, there is typically no consensus interpretation of the definition of fair value. Typically, the appraisal process must follow appropriate precedent case procedures for the valuation of the disputed interest. In this case, fair value is determined under the guidelines for the State of Georgia, as interpreted by Southard Financial.

Premise of Value

There are three general levels of value applicable to a business interest:

   ----------------------------  -------------------------------------------------------------
     -  Controlling Interest     Value of the entire entity, or an interest that controls the operations of the entity
   ----------------------------  -------------------------------------------------------------
     -  Marketable Minority      Value of a minority interest, lacking control over the
        Interest                 business entity, but being readily marketable (as if freely-
                                 traded)
   ----------------------------  -------------------------------------------------------------
     -  Non-Marketable Minority  Value of a minority interest, lacking both control and a
        Interest                 ready market
   ----------------------------  -------------------------------------------------------------

The three premises (or levels) of value are related as follows. Control value can be obtained by direct comparisons with change of controlling interest transactions or through the use of "appropriate" control methodologies or by applying a control premium to a marketable minority interest value. Marketable minority interest value can be obtained by comparisons with guideline publicly traded companies or by the use of other appropriate minority valuation methodologies such as the income approach using market rates of return. Alternatively, the value of a marketable minority interest can be determined by applying an appropriate minority interest discount to the control value. Non-marketable minority interest value is derived by applying an appropriate marketability discount to the derived marketable minority interest value or by applying both minority and marketability discounts to control value.

Statement of Scope and Limitations

This opinion has been prepared in accordance with the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation and in accordance with the Principles of Appraisal Practice and Code of Ethics of the American Society of Appraisers, ASA Business Valuation Standards. A Statement of Contingent and Limiting Conditions is contained in Appendix A and a statement of the Qualifications of the Appraiser is contained in Appendix D.

Banking Industry Overview

Appendix E provides a review of the banking industry in the most recent quarter for which information is available and an outlook for the upcoming period.

OVERVIEW OF THE BANK

History and Overview

Community Banking Company of Fitzgerald (the "Bank") began operations on April 19, 1996 in Fitzgerald, Georgia. The Bank operates a main office at 102 West Roanoke Drive in Fitzgerald and a two-lane drive-through office located on Main Street in Downtown Fitzgerald. In September 2003, the Company purchased a location in Ocilla, Georgia as a potential future branch location.

CBC Holding Company was formed in October 1996 and acquired all of the issued and outstanding shares of common stock of the Bank.

Competitive Market

Community Banking Company of Fitzgerald is located in Fitzgerald, Georgia. The Bank's market area consists of Ben Hill County, Georgia. The Bank, with total deposits of $74.6 million (May 31, 2005), is established in a very competitive marketplace. The competing institutions as indicated by management are (deposit data as of June 30, 2004):

-     Bank  of  America,  Charlotte,  NC  ($22.1  million  in  deposits);
-     Colony  Bank  of  Fitzgerald  ($100.2  million  in  deposits);
-     PlantersFirst,  Cordele,  GA  ($10.2  million  in  deposits);  and,
-     SouthTrust  Bank,  Birmingham,  AL  ($17.0  million  in  deposits).

Local Economy

Fitzgerald is the county seat of Ben Hill County. Fitzgerald is a regional commercial center and has over 90 retail shops and a full service medical center. Ben Hill County is home to over 30 manufacturing businesses and 20 wholesale trade locations. The manufacturing in Ben Hill County has some concentration in timberwood products. Agriculture is also a major industry segment in Ben Hill County. In 2004, the population of Ben Hill County was 17,343 and the population in Fitzgerald was 8,752 in 2003. The unemployment rate in Ben Hill County was 6.1% in the first quarter of 2005.

Senior Management Team

George M. Ray, 58, President, CEO and CFO of the Company and the Bank, has been with the Bank for nine years and has over 36 years of banking experience. J. Corey Gibbs, 36, Executive Vice President, has over 8 years of service with the Bank and 14 years of banking experience. Rebecca Powell, 57, Senior Vice President and COO, has 9 years of service with the Bank and 36 years of banking experience. Management indicated that no material changes in the composition of the management team are anticipated in the near future.

Common Stock Ownership

The parent Company owns 100% of the Bank's common stock. As of March 31, 2005, the officers and directors of the Company (including their family members) owned or controlled 250,458 shares, or 34.22% of the 731,904 outstanding common shares of the Company. The largest shareholder owned 106,501 shares, or 14.55% of the outstanding stock. No other shareholder owned more than 5% of the outstanding stock.

REVIEW OF THE BANK'S FINANCIAL PERFORMANCE AND POSITION

As part of our due diligence process, we reviewed the financial position and performance of the Bank over the relevant period of analysis. This review entailed an examination of the Bank's current financial statements in comparison with prior years and in comparison with reasonably comparable industry statistics. Our analysis was supplemented by discussions with management, which enhanced our understanding of the business reasons for changes in the financial statements. Results of this review, which have specific valuation implications, are noted below and at the appropriate point in the valuation section of this report.

Peer Group Comparisons

The financial position and performance of Community Banking Company of Fitzgerald is compared to data provided in the Uniform Bank Performance Report ("UBPR" or "peer group"), prepared by the Federal Financial Institutions Examination Council. The Bank's peer group is #11, representing all insured commercial banks having assets between $50 million and $100 million with two or fewer banking offices and located in a non-metropolitan area. Current year peer group data represents the period ended March 31, 2005. All current year and year-to-date periods for the peer group and for Community Banking Company of Fitzgerald are hereafter sometimes referred to as "2005 year-to-date."

Historical Balance Sheets

Historical balance sheets are shown in Exhibit 1. Exhibit 2 relates each year's balance sheet as percentages of that year's average assets to provide another important perspective; a presentation of changes in balance sheet composition. Based upon our analysis of the information reviewed, the following observations are pertinent:

ASSET  STRUCTURE:

     - Assets totaled $86.1 million as of March 31, 2005, up from $61.7 million as of year-end 2000, for a compound annual growth rate of 6.89%. Average assets increased 3.70% in 2004 and 5.05% in the first quarter of 2005.

     - The composition of the earning asset base was characterized by decreased loans as a percentage of assets over the 2000-05 period. As a percent of assets, net loans equaled 61.89% as of March 31, 2005, slightly higher than the 58.52% average for the peer group. Loans (net of unearned income) increased at a compound annual rate of 5.20% during the 2000-05 period, slower than the rate of annual asset growth (6.89%). Further, it should be noted that purchased participations totaled $8.2 million (mostly out-of-area), or 14.8% of loans.

     -    As  of  March  31,  2005, the Bank's net loan to deposit ratio equaled
          70.26%, near the peer average of 69.84%. The loan portfolio is comprised primarily of real estate loans (65.06% vs. 59.22% for the peer group), commercial and industrial loans (18.35% vs. 14.32%), and consumer loans (15.63% vs. 10.81%). The Bank had a low level of agricultural loans (0.22% vs. 11.24%).

     - The market value of the held-to-maturity securities portfolio was below book value by $91 thousand as of March 31, 2005. The market value of the available-for-sale securities portfolio was below book value by $66 thousand as of March 31, 2005.

     - Fixed assets equaled $1.9 million at March 31, 2005. As a percentage of assets, fixed assets equaled 2.24% as of March 31, 2005, higher than the peer average of 1.42%.

ASSET  QUALITY:

     - The Bank's loan loss reserve represented 1.69% of loans at March 31, 2005, higher than the peer average of 1.45%. According to management's internal analysis, the loan loss reserve was adequate at March 31, 2005.

     - Overall, the Bank's net loan losses, as a percentage of average loans, were somewhat below the peer group over the 2000-05 period (average of 0.17% vs. 0.20%).

     - Non-accrual loans totaled $168 thousand as of March 31, 2005. The Bank's ratio of the loan loss reserve to non-accrual loans was higher than the peer level as of March 31, 2005.

     -    The  Bank had no other real estate holdings ("ORE") at March 31, 2005.

LIABILITIES:

     - Deposits increased at a compound annual rate of 7.11% from year-end 2000 through March 31, 2005, slightly faster than the rate of asset growth (6.89%).

     - Non-interest bearing deposits represented 11.38% of total assets at March 31, 2005, near the peer average of 12.33%. Time and savings deposits accounted for 76.70% of assets, versus 71.92% for peer banks. The Bank's deposit base is considered stable by management.

     -    The  Bank  had  no  long-term  borrowings  over  the  2000-05  period.

CAPITAL:

     - The Bank's capital, as measured by the ratio of equity to total assets, decreased from 12.13% at year-end 2000 to 11.46% at March 31, 2005, higher than the peer average of 10.70%.

     - Capital adequacy, as measured by the ratio of Tier I leverage capital, was 9.92% at March 31, 2005, lower than the peer level of 10.59%.

     - Management does not expect any equity infusions at the Bank in the foreseeable future.

Historical Income Statements

Historical income statements for the years 2000 through 2005 year-to-date are provided in Exhibits 3 and 4. Based upon our analysis of the information reviewed, the following observations are pertinent:

NET  INTEREST  INCOME:

     - On average, the net interest income margin was below peer levels over the 2000-04 period (3.80% of average assets vs. 3.95%). In the first quarter of 2005, the Bank's net interest income was 3.66% of average assets, below the peer average of 3.87%.

     - The below average net interest income margin is primarily the result of a lower than average yield on earning assets together with a higher than average cost of funds.

NON-INTEREST  INCOME:

     - On average, the Bank's non-interest income was above peer averages over the 2000-04 period (0.76% of average assets vs. 0.61%).

     - Non-interest income was 0.76% of average assets in the first quarter of 2005, above the peer level of 0.59%.

NON-INTEREST  EXPENSES:

     - On average, the Bank's non-interest expenses were above peer averages over the 2000-04 period (3.08% of average assets vs. 2.72%).

     - Non-interest expenses equaled 2.79% of average assets in the first quarter of 2005, slightly above the peer average of 2.68%. In 2005 year-to-date, salaries and benefits expenses, net occupancy expenses, and other operating expenses were all near the peer averages.

NET  NON-INTEREST  INCOME:

     - On average, net non-interest income (non-interest income less non-interest expense) compared unfavorably to peer levels over the 2000-04 period (-2.32% of average assets vs. -2.11%), but was near the peer level in 2005 year-to-date (-2.03% vs. -2.09%).

LOAN LOSS  PROVISION:

     - On average, the Bank's loan loss provision was above peer levels during the 2000-04 period (0.26% of average assets vs. 0.17%).

     - As a percent of average assets, the Bank's provision for loan losses equaled 0.28% in the first quarter of 2005, well above the peer level of 0.08%.

SECURITIES  TRANSACTIONS:

     - Realized gains/losses on securities transactions were not material over the 2000-05 period.

PERFORMANCE:

     - On average, ROAA (return on average assets) was much lower than peer levels over the 2000-04 period (0.83% vs. 1.22%). ROAA equaled 0.90% in the first quarter of 2005, well below the peer average of 1.28%.

     - On average, ROAE (return on average equity) was much lower than peer levels over the 2000-04 period (6.98% vs. 11.57%). ROAE equaled 7.80% in the first quarter of 2005, well below the peer level of 12.26%. The below average ROAE for the Bank was primarily due to its below average ROAA.

DIVIDENDS:

     - Over the 2000-04 period, the Bank's dividend payout ratio (average of 7.96%) was generally well below that of the peer group (average of 51.57%).

     -    The  Bank  paid  no  cash  dividends  in  the  first  quarter of 2005.

Overview of April-May Financial Results

     - Average assets were $84.5 million at May 31, 2005, near the March 31 level. Similarly, total deposits were $74.6 million and total capital was $9.87 million, both near the March 31 levels. In all, the structure of the balance sheet did not change materially between March 31 and May 31, 2005.

     - The Bank earned $58.9 thousand in April and $78.5 thousand in May, for a total of $328.0 thousand in the first five months of 2005. May earnings were higher than in May of the prior year ($57.1 thousand). ROAA was 0.93% in the first five months of the year, versus 0.90% through the first quarter. In all, the financial performance of the Bank did not change materially between March 31 and May 31, 2005.

OVERVIEW OF THE HOLDING (PARENT) COMPANY

CBC Holding Company is a one-bank holding company whose primary asset is its 100% ownership of Community Banking Company of Fitzgerald. As of March 31, 2005, the Company had assets and total equity capital of $9.88 million (no liabilities). Earnings were $0.66 per share in 2003, $0.93 per share in 2004, and $0.24 per share in the first quarter of 2005. The Company paid cash dividends of $0.10 per share in 2003 and 2004. The Company paid no cash dividends in the first quarter of 2005.

OTHER VALUATION CONSIDERATIONS

Acquisition Offers

Management has not received any recent offers to purchase the Company. Management expressed no intention of selling the Company in the foreseeable future.

Regulatory Issues

The  Company  is  not  under  any  agreements  with  its  regulators.

Pending Litigation

Periodically, the Company is party to legal actions which arise in the normal course of business. Management indicated that the liability from such actions, if any, is not substantive.

Environmental Considerations

According to management, the Company was not in violation of any environmental laws or regulations based upon its understanding and the findings of the most recent governmental examinations.

DETERMINATION OF FAIR VALUE

Approach to Valuation

Valuation is ultimately a matter of informed judgment based upon a full consideration of all relevant data, as well as the appropriate standard of value. The appraisal profession recognizes three general approaches to valuation. Within each approach, there are multiple methodologies.

  -------------------------------------------------------------------------------------
                       A general way of determining a value indication of a business, business ownership interest, or security using one or more methods based directly on the value of the assets of the
     ASSET             business, less liabilities.
       BASED
         APPROACH      The asset-based approach includes those methods that seek to write up or down or otherwise adjust the various tangible and/or intangible assets of an enterprise.
  -------------------  ----------------------------------------------------------------
                       A general way of determining a value indication of a business, business ownership interest, or security using one or more methods that compare the subject to similar investments that
     MARKET            have been sold.
       APPROACH
                       The market approach includes a variety of methods that
                       compare the subject with transactions involving similar
                       investments, including publicly traded guideline companies and sales involving controlling interests in public or private guideline companies. Consideration of prior transactions in interests of a valuation subject is also a method under the market approach.
  -------------------  ----------------------------------------------------------------
                       A general way of determining a value indication of a business, business ownership interest, or security using one or more methods where value is determined by converting anticipated
     INCOME            benefits.
       APPROACH
                       The income approach includes those methods that provide for the capitalization of earnings estimates and those based upon projected future benefits (cash flow or earnings) discounted to the present using an appropriate risk adjusted discount rate.
  -------------------------------------------------------------------------------------

The asset approach develops an estimate of value based upon the market values of the subject entity's assets and liabilities, as opposed to their book values (adjusted book value). Adjusted book value is not liquidation value; however, it could be considered a quasi-liquidation value, where assets are sold in the context of a going concern. Asset value typically indicates a value that contains an element of control, or at least an element of assumed marketability. Thus, when using this approach to value an entity on a non-marketable minority interest basis, discounts for lack of control and lack of marketability are necessary. The market approach typically consists of one or both of the following general approaches: (1) prior transactions method, and (2) guideline company method. When a business interest is not listed on an exchange and no active market exists for it, but some transactions have occurred, a market value can sometimes be derived and used as an element in the determination of fair value based upon an analysis of the transactions. Even if limited transactions have occurred at arms' length, inferences can be drawn about fair value based on the limited transaction volume. It is crucial to evaluate the transactions to ensure that they are at arms' length. Further, the standard of value for the opinion being issued may necessitate an adjustment to the observed market value for either liquidity concerns or for control.

The guideline company method is the generally accepted method of valuing closely held companies through comparison with similar companies whose stocks are publicly traded (guideline companies). When using this method, a determination of anticipated benefits (earnings, cash flow, etc.) is developed based upon a review of the subject entity. The anticipated benefits are then capitalized using a corresponding capitalization factor for the Guideline Company Group. It should be noted that: (1) it is virtually impossible to find identical public companies; and (2) required disclosure for public companies notwithstanding, appraisers are not privy to "inside" information for any public companies.

The income approach is a two step process. First a determination of anticipated benefits (earnings or cash flows) must be made. Second, an appropriate rate or multiple must be identified with which to capitalize those benefits. The resulting capitalized benefits must then be adjusted to reflect the estimated values of any non-operating assets and/or liabilities.

When determining the fair value of non-traded securities, it is common to derive a "combined value", based upon a weighted average of valuation approaches deemed appropriate by the appraiser. The weights applied to the various methodologies are based upon the relative importance of each methodology. Further, discounts to the combined value may be necessary to properly reflect the appropriate standard of value (discounts for lack of control, lack of marketability, restrictions, and blockage are typical examples).

Finally, it is crucial to understand that valuation is ultimately a matter of informed judgment based upon a full consideration of all relevant data. We considered each of the valuation methodologies outlined above in reaching our final conclusion of the fair value of the common stock of CBC Holding Company. Our approach to the valuation is to value Community Banking Company of Fitzgerald (the "Bank") and then adjust the conclusion to reflect the other assets and liabilities of the Company.

Goodwill and Intangible Value

According to Revenue Ruling 59-60, the valuation of a closely held business should take into consideration goodwill or other intangibles. Goodwill, as interpreted from the ruling, is considered as value in excess of book value. In the case of banking institutions, goodwill typically arises through acquisitions, and can be either positive or negative.

While there has been no explicit effort to value the goodwill and intangibles independently, the following analysis considers the valuation implications of both.

The Asset Based Approach

The asset value of a corporation is established by using the corporation's financial statements. Adjustments are made, as necessary or appropriate, to reflect the market value of the corporation's assets and liabilities as opposed to their book value. The objective is to arrive at a net asset value, defined as the difference between the adjusted valuation of all assets and liabilities. Net asset value reflects the valuation of assets in the context of a going concern. Net asset value is not liquidation value; however, it could be considered a quasi-liquidation value, where assets are sold in the context of a going concern.

The asset value of a corporation is established by using the corporation's financial statements. Adjustments are made, as necessary or appropriate, to reflect the market value of the corporation's assets and liabilities as opposed to their book value. The objective is to arrive at a net asset value, defined as the difference between the adjusted valuation of all assets and liabilities. Net asset value reflects the valuation of assets in the context of a going concern. Net asset value is not liquidation value; however, it could be considered a quasi-liquidation value, where assets are sold in the context of a going concern. Based upon our review, the following adjustments would be necessary to derive asset value on a control basis.

     -    No adjustment for the loan loss allowance is made.
     - A premium to reflect the economic value of the deposit base ("core deposit intangibles") is determined based upon the structure of the deposit base and our experience in valuing core deposit intangibles for numerous financial institutions. To estimate the appropriate deposit premium, we reviewed data for branch acquisition premiums during the 1999-04 period. For our purposes, a premium of 6.5% is utilized.
     - An adjustment was made to reflect the estimated difference between the market value of the land, buildings, and furniture, fixtures & equipment and their reported book values.
     -    Intangible assets are eliminated for valuation purposes.

                                     TABLE 1
                            COMMUNITY BANKING COMPANY
                            THE ASSET BASED APPROACH
                               As of May 31, 2005

Reported Book Values as of May 31, 2005        $ 9,870,509
Deposit Premium                          6.5%  $ 4,850,986
Building to Estimated Market Value             $   310,000
Goodwill                                       $(1,668,127)
                                               ------------

Adjusted Book Value                            $13,363,368
                                               ============

VALUATION - ASSET BASED APPROACH               $13,363,000
                                               ============

Based upon the analysis presented above, the valuation of Community Banking Company under the asset-based approach was $13,363,000 (rounded) as of May 31, 2005.

The Market Approach

The market approach is based upon transactions involving interests of the subject company or transactions involving interests of similar (Guideline) companies for which adequate information is available.

Because of the high capital ratio of the Bank, it is appropriate to base the valuation on a two-tiered approach: the valuation of tangible capital at "normal" levels, and the valuation of excess capital. Based on a normal equity/assets ratio of 8.00%, the Company's tangible capital would be $6,520,509 on assets of $81,541,954 at May 31, 2005, leaving excess capital of $3,350,000. These figures are used at the appropriate places in the valuation analysis below (price/book value method).

The Market Approach - Guideline Company Method

The guideline public company market approach is based upon transactions involving interests of the subject company or transactions involving interests of similar (guideline) companies for which adequate information is available.

Anticipated Benefits

Our approach to determining ongoing earning power is based upon the current and historical performance of the Bank. Specifically, a four-year average of basic operating income, on a fully taxable equivalent basis, is derived. No adjustments to the reported performance were deemed necessary. Then, a normalized loan loss provision is deducted based upon the average for peer banks over the 2002-05 period, adjusted for the Bank's loan/asset ratio and recent experience.

The derived ongoing pre-tax ROAA is multiplied by estimated average assets during the first five months of 2005 to derive ongoing pre-tax earnings for the Bank. Taxes are applied to the resulting adjusted pre-tax earnings at a fully-taxable equivalent rate (38.0%).

                                     TABLE 2
                            COMMUNITY BANKING COMPANY
                              ONGOING EARNING POWER
                             (Anticipated Benefits)

BASIC OPERATING INCOME                      ADJUSTMENT      BOI
-------------------------------            -----------  ------------
                           2005                  0.00%         1.64%
                           2004                  0.00%         1.59%
                           2003                  0.00%         1.42%
                           2002                  0.00%         1.67%

                                                        ------------
Average Adjusted Basic Operating Income                     1.58%(1)
Estimated Ongoing Loan Loss Provision                       0.23%(2)

Estimated Ongoing Pre-Tax ROAA                                 1.35%
Average Assets - May 31, 2005 YTD                       $84,496,497

Estimated Ongoing Pre-Tax Income                        $ 1,140,703
Estimated Income Taxes                           38.0%      433,467

                                                        ------------
Ongoing After-Tax Income Historical Basis               $   707,236
                                                        ============


ANTICIPATED BENEFITS                                    $   707,000
                                                        ============

     1  All  years  accorded  equal  weight
     2 Peer average over the 2002-05 period, adjusted for the Bank's loan/asset ratio and recent experience

Based upon the analysis presented above, the ongoing earning power (anticipated benefits) of Community Banking Company was $707,000 (rounded) as of May 31, 2005.

Capitalization Factor

To derive appropriate capitalization factors (price/earnings ratio and price/book value ratio), we relied upon current market data for publicly traded banks and bank holding companies (guideline companies) found in Appendix F. Our analysis of the market data consisted of the following steps:

     - Gather price, earnings, book value, market capitalization, and other data (as of March 31, 2005) on all publicly traded commercial banks which were indicated by Wilshire & Associates and whose identity and location could be confirmed by another source.
     - Sort the list by market capitalization, price/earnings ratios, price/book value ratios, geographical region, and return on equity.
     - Exclude all banks with negative earnings, all banks over $2.0 billion market capitalization, all banks with price/earnings ratios under 5.00x or over 25.00x trailing twelve month earnings, and all banks with price/book value ratios under 0.75x or over 3.50x.
     - Analyze trends and patterns in the price/earnings ratios and price/book value ratios and make comparisons with the Bank.

In utilizing a guideline group as an indication of the value of the Bank, the focus should be on banks with similar size and performance characteristics. In our opinion, based upon all of the available data, the appropriate risk-adjusted capitalization factors for the Bank at this time are 14.00 times earnings and 144% of book value. The multiples represent a discount of approximately 20% form the averages for all public banks with a positive ROE and market capitalization under $100 million.

Guideline Company Method

Based upon the assumptions outlined in detail above, the guideline company method is summarized in the table below. The methodology employed in determining valuation under the guideline price/earnings and price/book value methods was to multiply the estimate of anticipated benefits (ongoing earning power and reported book value less excess capital, respectively) by the derived risk adjusted capitalization factors. Excess capital is then added to capitalized benefits at 8% capital in the price/book value method.

                                     TABLE 3
                            COMMUNITY BANKING COMPANY
                   MARKET APPROACH - GUIDELINE COMPANY METHOD
                               As of May 31, 2005

                                                  PRICE/EARNINGS    PRICE/BOOK
                                                  ---------------  ------------
Anticipated Benefits                                      707,000  $ 6,520,509
Risk Adjusted Capitalization Factor                         14.00          144%
                                                  ---------------  ------------

Capitalized Benefits                              $     9,898,000  $ 9,389,533
Excess Capital                                                 nm    3,350,000
                                                  ---------------  ------------

Valuation After Excess Capital Adjustment         $     9,898,000  $12,739,533
                                                  ===============  ============

Valuation - Guideline Public Company Method       $     9,898,000  $12,740,000
                                                  ===============  ============

VALUATION - GUIDELINE PUBLIC COMPANIES (average)                   $11,319,000
                                                                   ============

Based upon the analysis presented above, the valuation of Community Banking Company under the guideline company method market approach was $9,898,000 (rounded) under the guideline price/earnings method and $12,740,000 (rounded) under the guideline price/book value method as of May 31, 2005. The average of the two methods above was $11,319,000 as of May 31, 2005.

The Market Approach - Whole Bank Transactions

Market Transactions Data

A list of control bank transactions announced in 2005 is presented in Appendix F, along with pricing and other information. For the market approach, we utilized three methods:

     1. Estimated ongoing earnings times the control transactions price/earnings multiple.
     2.   Total  assets  times  the  control  transactions  price/assets  ratio.
     3.   Book  value  times  the  control  transactions price/book value ratio.

In each case the reported multiples must be adjusted to reflect the risks associated with an investment in the Bank, as well as the expected rate of earnings growth for the Bank. In determining base capitalization rates for the market approach, Southard Financial reviewed bank control transactions in Georgia and surrounding states, as well as throughout the United States. The focus of the review was banks of similar size, performance, and capitalization (equity/asset ratio). Considering these factors, the base capitalization rates were estimated at (a) price/earnings of 25.1x, (b) price/book value of 249.34%, and (c) price/assets of 23.03%.

Often it is necessary to apply a fundamental discount to the base capitalization factors to reflect the relative attractiveness of the Bank and its market area, as well as its earnings history. In our opinion, based upon all of the available data, a discount of about of 20% is necessary due to the Bank's below average performance and the competitiveness of the Bank's marketplace. As a result, the risk adjusted capitalization factors are 20.0 times earnings, 200% of book value, and 18.5% of assets (all rounded).

Valuation - The Market Approach - Whole Bank Transactions

The valuation of the Bank using the whole bank transaction market is presented in the table below. The benchmark measures for the Bank are based upon May 31, 2005 data for the price/book value and price/assets methods. For the price/earnings method, anticipated benefits were derived in Table 3 below (ongoing earning power without synergies). Finally, in the price/book value, the anticipated benefits are reduced by excess capital prior to capitalization. Excess capital is then added to capitalized benefits at 8% capital.

                                     TABLE 4
                            COMMUNITY BANKING COMPANY
            VALUATION - THE MARKET APPROACH - WHOLE BANK TRANSACTIONS
                               As of May 31, 2005

                                               PRICE/EARNINGS    PRICE/BOOK    PRICE ASSETS
                                               ---------------  ------------  --------------
Anticipated Benefits                           $       707,000  $ 6,520,509   $  84,496,497
Risk Adjusted Capitalization                             20.00          200%          18.50%
                                               ---------------  ------------  --------------

Capitalized Benefits                           $    14,140,000  $13,041,018   $  15,631,852
Excess Capital                                              nm    3,350,000               nm
                                               ---------------  ------------  --------------

Value of Total Capital                         $    14,140,000  $16,391,018   $  15,631,852
                                               ===============  ============  ==============

Valuation - Whole Bank Transactions Method     $    14,140,000  $16,391,000   $  15,632,000
                                               ===============  ============  ==============

VALUATION - WHOLE BANK TRANSACTIONS (rounded)                   $15,388,000
                                                                ============

Based upon the analysis presented above, the valuation of Community Banking Company under the whole bank transaction market approach was $14,140,000 (rounded) under the guideline price/earnings method, $16,391,000 (rounded) under the guideline price/book value method, and $15,632,000 (rounded) under the guideline price/assets method as of May 31, 2005. The average of the three methods was $15,388,000 as of May 31, 2005.

A.   The Income Approach - Synergistic Price/Earnings Method

The determination of value using the income approach is a two step process. First, it is necessary to make a determination of the Bank's ongoing earning power, also defined as the "anticipated benefits" that will accrue to the Bank on an annual basis. Second, a rate must be identified with which to capitalize those earnings (the capitalization factor).

Under the synergistic price/earnings method, the anticipated benefits are derived as estimated earnings based upon synergies that could expect to be achieved by an acquiror of the Bank. In the case of the Bank, it is estimated that an acquiror could expect to achieve synergies equivalent to 0.50% of average assets, or $423,670. Net of a 38% tax benefit, the after-tax savings would be $262,675, which is added to the ongoing earning power derived in the table below. The result is capitalized at an earnings multiple derived from the price/earnings ratios of publicly traded banks, which represent the pool of potential acquirers of the Bank.

Anticipated Benefits

In determining ongoing earning power in the synergistic price/earnings method, we begin with anticipated benefits with no synergies derived in Table 2 above. Shown in the table below is the estimate of anticipated benefits that would accrue to an acquiror of the Bank, based on the adjustment described above.

                                    TABLE 5
                            COMMUNITY BANKING COMPANY
                              ONGOING EARNING POWER
                             (Anticipated Benefits)

Anticipated Benefits - No Synergies          $ 707,236
Anticipated Economies to an Acquiror           423,670
Tax Effect of Savings                 38.0%   (160,995)
                                             ----------

Earning Power to An Acquiror                 $ 969,911
                                             ==========

ANTICIPATED BENEFITS TO AN ACQUIROR          $ 970,000
                                             ==========

Based upon the analysis presented above, the ongoing earning power (anticipated benefits) of Community Banking Company was $707,000 (rounded) as of May 31, 2005. Adjusting for anticipated synergies, the anticipated benefits were $970,000 (rounded).

Capitalization Factor

To derive appropriate capitalization factors (price/earnings ratio and price/book value ratio), we relied upon current market data for publicly traded banks and bank holding companies (guideline companies) found in Appendix G. Our analysis of the market data consisted of the following steps:

     - Gather price, earnings, book value, market capitalization, and other data (as of March 31, 2005) on all publicly traded commercial banks which were indicated by Wilshire & Associates and whose identity and location could be confirmed by another source.
     - Sort the list by market capitalization, price/earnings ratios, price/book value ratios, geographical region, and return on equity.
     - Exclude all banks with negative earnings, all banks over $2.0 billion market capitalization, all banks with price/earnings ratios under 5.00x or over 25.00x trailing twelve month earnings, and all banks with price/book value ratios under 0.75x or over 3.50x.
     - Analyze trends and patterns in the price/earnings ratios and price/book value ratios and make comparisons with the Bank.

In utilizing a guideline group as an indication of the value of the Bank on a controlling interest basis, the focus should be on banks with the Bank's size and performance characteristics. For the valuation of the Bank, a base capitalization rate of 17.42x was utilized, representing all banks with positive ROE and market capitalization under $100 million as of March 31, 2005. As in the market approach, it is necessary, in our opinion, to apply a 20% discount to the base capitalization rate to reflect fundamental differences between the Bank and the guideline public companies. As a result, the risk adjusted capitalization factor is 14.0x (rounded).

                  VALUATION - SYNERGISTIC PRICE/EARNINGS METHOD
                  ---------------------------------------------

Based upon the assumptions outlined in detail above, the synergistic price/earnings method of the income approach is summarized in the table below.

                                     TABLE 6
                            COMMUNITY BANKING COMPANY
             THE INCOME APPROACH - SYNERGISTIC PRICE/EARNINGS METHOD

Anticipated Benefits                 $   970,000
Risk Adjusted Capitalization Factor        14.00
                                     -----------

Capitalized Benefits                 $13,580,000
                                     ===========

VALUATION - SYNERGISTIC EARNINGS     $13,580,000
                                     ===========

As of May 31, 2005

Based upon the analysis presented above, the valuation of Community Banking Company under the income approach (synergistic price/earnings method) was $13,580,000 (rounded) as of May 31, 2005.

The Income Approach - Discounted Cash Flow Method

The determination of value using the discounted cash flow method is a three-step process. First, it is necessary to make a projection of the subject entity's earnings and potential distributions over a period of time, usually no more than five years. Second, it is necessary to estimate the value of the Bank at the end of the five-year period (terminal value). Finally, an appropriate rate must be identified at which to discount the future cash flow and terminal value to their present values (discount rate).

Anticipated Benefits

For the discounted future earnings method, the base year earnings number is derived based upon no synergies (pre-tax earnings of $1,141,000, less taxes at 38%).

                                     TABLE 7
                            COMMUNITY BANKING COMPANY
            ONGOING EARNING POWER - DISCOUNTED FUTURE EARNINGS METHOD
                               As of May 31, 2005

Estimated Ongoing Pre-Tax Income     $1,141,000
Estimated Income Taxes                  433,580
                                     ----------

Estimated Ongoing After-Tax Income   $  707,420
                                     ==========

ANTICIPATED BENEFITS - NO SYNERGIES  $  707,000
                                     ==========

The derived ongoing earnings of $707,000 (rounded) will be discounted in the analysis below. The estimated terminal value was derived based upon the product of the projected earnings in year five and the synergistic price/earnings multiple derived above.

Capitalization (discount) Rate

It is commonly known that the value of an investment is the present value of the future income stream that flows to the owner, determined using a discount rate (interest rate) that reflects the riskiness of the investment. An accepted method of developing the appropriate capitalization rate, or investor's required rate of return is the "build-up method". The utilization of this approach relies upon the historical relationships between rates of return earned by investors on investments in securities. The model is based upon the following simple premise: investors demand a rate of return commensurate with the risk level borne. Expressed mathematically, the build-up method results in the following relationship:

               CR  =  Rf  +  (Req  *  Betaj)  +  Rsize  +  Rp1  + . . . . +  Rpn
               where;
                        CR      =  Capitalization rate for the subject entity
                        Rf      =  Risk free rate of interest
                        Req     =  Equity risk premium
                        Betaj   =  Beta coefficient
                        Rsize   =  Size risk premium
                        Rpi     =  Specific risk premiums, i=1, . . . .n

Thus, the use of the build-up method requires an estimate of each of the relevant risk premiums:

1.   RISK-FREE  RATE:  The  proxy  used  for  the risk free interest rate is the
     ----------------
     20-year Treasury bond yield. The 20-year Treasury bond yield as of May 31, 2005 was about 4.4%.

2.   EQUITY  RISK  PREMIUM: The general market equity risk premium is taken from
     ----------------------
     data provided by Ibbotson and Associates in Stocks, Bonds, Bills and Inflation, 2005 Yearbook (Valuation Edition). The general market equity risk premium for the period 1926-04 was 6.3%, based upon the average arithmetic return for all stocks on the NYSE, AMEX, and NASDAQ (12.1%, per Table 7-4) less the average arithmetic return on long-term government bonds (5.8%, per Table 2-1).

3.   BETA  COEFFICIENT:  The  riskiness  of  an  investment  reflects  two basic
     ------------------
     components,  the  operating  (business)  risk and the financial risk. The j
     (beta) coefficient of the market portfolio, based upon average operating and financial risk, is 1.0x. Further, the historic beta coefficient of the bank stock market is currently in the range of 0.10x to 0.99x (excluding outliers), with an average of 0.40x to 0.50x. Therefore, the beta coefficient used in the analysis is the approximate average of 0.45x.

4.   SIZE  RISK  PREMIUM:  The initial size risk premium is also based upon data
     --------------------
     from Ibbotson and Associates. In Stock, Bonds, Bills and Inflation, 2005 Yearbook (Valuation Edition, Table 7-9), data is provided for equity size risk premiums based upon deciles for the period 1926-04. Clearly, the rate of return earned has historically been a function of size. Thus, to account for the small size of the subject entity, a size risk premium of 6.8% is appropriate. This represents the size premium (return in excess of CAPM) for the smallest decile of NYSE/AMEX/NASDAQ stocks (based on beta-adjusted monthly returns).

5.   SPECIFIC  RISK  PREMIUM:  To  adjust  for  the risk of a business interest,
     ------------------------
     specific risk premiums are generally considered for the following factors. It is important to note that the risk premium can be either positive or negative depending upon the operating and financial characteristics of the subject entity. For the Bank, the following specific risk premiums were considered:

     - Key-man factors: Typically, small public companies have more management depth and, therefore, less dependency upon one or two key people. The Bank has a deep and experienced management team for its size and operations.
     - Diversification factors: Typically, small public companies have more geographic and product line diversification, as well as a larger customer base. The Bank's market consists primarily of communities in Ben Hill County, Georgia.
     - Earnings/Return volatility: Typically, small public companies have more stable and predictable revenues and earnings. The Banks earnings are low, but have grown in the past two years.

Based upon these factors, it is our opinion that no specific risk premium is appropriate for the valuation of the Bank. The lack of a risk premium is based upon the stability of the banking industry in general (regulation and oversight).

                                     TABLE 8
                            COMMUNITY BANKING COMPANY
                           INVESTOR'S REQUIRED RETURN

Long-Term Government Bond Rate (20-year)          4.4%
  Ibbotson Equity Risk Premium             6.3%
  Beta Coefficient                        0.45%
Adjusted Equity Risk Premium                      2.8%
Ibbotson Size Premium                             6.8%
Specific Risk Premium                             0.0%
                                                 -----

Investor's Required Rate of Return               14.0%
                                                 =====

Based upon the analysis presented above, the appropriate discount rate for the anticipated future earnings of the Bank was 14.0% as of May 31, 2005.

Valuation - Discounted Future Cash Flow Method

Based upon the assumptions outlined in detail above, the discounted cash flow method is summarized in the table below. The methodology employed in determining valuation under the income approach was to discount the anticipated future cash flow (dividend distributions) to the present at the discount rate. It is assumed that the base year earnings will increase 5.0% per year over a five-year period and that earnings theoretically are distributed to maintain an equity/asset ratio of 8.0%.

The estimated terminal value in year five of the analysis is derived as the weighted average of three valuation calculations: (1) estimated earnings in year five times the control value multiple used in the analysis above (20.0x), weighted 40%; (2) estimated equity at the end of year five times the control value multiple used in the analysis above (200%), weighted 40%; and (3) estimated assets at the end of year five times the control value multiple used in the analysis above (18.50%), weighted 20%. The terminal value is discounted to the present at the same rate as earnings (14.0%).

                                     TABLE 9
                            COMMUNITY BANKING COMPANY
            THE INCOME APPROACH - DISCOUNTED FUTURE CASH FLOW METHOD
                               As of May 31, 2005

          Earnings w/o     Dividend       Ending       Ending       Ending      Present
  Year      Synergies    Distribution     Equity       Assets     Eq/Assets      Value
--------  -------------  -------------  ------------------------------------  -----------
   1      $     707,000  $   3,325,000  $7,098,000  $ 88,740,750       8.00%  $ 2,916,667
   2            742,350        390,000   7,450,350    93,177,788       8.00%      300,092
   3            779,468        400,000   7,829,818    97,836,677       8.00%      269,989
   4            818,441        425,000   8,223,259   102,728,511       8.00%      251,634
   5            859,363        450,000   8,632,622   107,864,937       8.00%      233,716
terminal                    17,772,000                                          9,230,220
                                                                              -----------

                                                 Present Value of Cash Flows  $13,202,318
                                                                              ===========

                              VALUATION - DISCOUNTED FUTURE CASH FLOW METHOD  $13,202,000
                                                                              ===========

Based upon the analysis presented above, the valuation of Community Banking Company under the income approach (discounted future cash flow) was $13,202,000 (rounded) as of May 31, 2005.

Combined Valuation

Based upon the entire analysis, it is our opinion that the fair value of Community Banking Company should be determined by assigning appropriate weights to the values derived above. The table below shows the combined value of the Bank as of May 31, 2005. In our opinion, the weight assigned to each valuation approach properly reflects the relative importance of that approach for purposes of this valuation opinion.

                                    TABLE 10
                            COMMUNITY BANKING COMPANY
                                 COMBINED VALUE
                               As of May 31, 2005

                                                                       PRESENT
Valuation Methodology                             VALUE     WEIGHT      VALUE
---------------------------------------------  -----------  -------  -----------
Asset Based Approach                           $13,363,000      10%  $ 1,336,300
Market Approach - Whole Bank Transaction        11,319,000      30%    3,395,700
Income Approach - Synergistic P/E Method        15,388,000      15%    2,308,200
Income Approach - Discounted Future Cash Flow   13,580,000      15%    2,037,000
                                                13,202,000      30%    3,960,600
                                                            -------  -----------

COMBINED VALUE PER SHARE                                       100%  $13,037,800
                                                            =======  ===========

Based on the analysis presented above, the combined valuation of Community Banking Company was $13,037,800 as of May 31, 2005 (rounded to $13,038,000). The valuation has yet to consider the marketability of the shares being valued.

The conclusion of value of the Bank represents about 132% of reported book value at May 31, 2005 and about 149% of book value at 8% capital. The conclusion also equates to about 18.4 times estimated ongoing earning power unadjusted for acquisition synergies.

A.   Valuation of Holding Company

The value of the holding Company is determined as the control value of the Bank, plus parent Company assets, less parent Company liabilities.

                                    TABLE 11
                               CBC HOLDING COMPANY
                                 COMBINED VALUE
                               As of May 31, 2005

Combined Value of the Bank       $13,038,000
Parent Company Net Other Assets       12,394
                                 -----------

Valuation of the Company         $13,050,394
                                 ===========

Based upon the entire analysis, the combined value of CBC Holding Company was $13,050,000 (rounded) as of May 31, 2005.

CONCLUSION

The conclusion of value per share is determined as the combined value of the parent Company, divided by 731,904 shares outstanding.

                                    TABLE 12
                               CBC HOLDING COMPANY
                          CONCLUSION OF VALUE PER SHARE
                               As of May 31, 2005

Valuation of the Company                 $13,050,000
Share Outstanding                            731,904
                                         -----------

Value Per Share                          $     17.83
                                         ===========

CONCLUSION OF VALUE PER SHARE (rounded)  $     17.80
                                         ===========

Based upon the entire analysis, and for the purposes described in this report, it is our opinion that the fair value, on an enterprise basis, of the common stock of CBC Holding Company was $17.80 per share (rounded) as of May 31, 2005.

                                   APPENDIX F
                                   ----------

EXCERPTS FROM CBC HOLDING COMPANY'S 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2004

ITEM 1.     DESCRIPTION OF BUSINESS

CBC HOLDING COMPANY

     The Company was incorporated as a Georgia corporation on October 15, 1996 for the purpose of acquiring all of the issued and outstanding shares of common stock of Community Banking Company of Fitzgerald (the "Bank"). The Company became the holding company of the Bank pursuant to its Plan of Reorganization with the Bank dated October 25, 1996.

     The Company's principal business is the ownership and management of the Bank. The Company was organized to facilitate the Bank's ability to serve its customers' requirements for financial services. The holding company structure also provides flexibility for expansion of the Company's banking business through the possible acquisition of other financial institutions and the provision of additional capital to the Bank.

     The Company's main office is located at 102 West Roanoke Drive, Fitzgerald, Georgia. The Company does not have any immediate plans to establish additional offices.

     In September 2003 the Company purchased a location at 113 N. Irwin Avenue in Ocilla, Georgia as a potential future branch location.

COMMUNITY BANKING COMPANY OF FITZGERALD

General Information
-------------------

     The Bank was incorporated on January 19, 1996 and began operations on April 19, 1996. The Bank is located in Fitzgerald, Georgia and its trade area includes all of Ben Hill County, Georgia. Fitzgerald serves as the county seat of Ben Hill County and is the center of banking in Ben Hill County. The Bank operates its banking activities from its main office located at 102 West Roanoke Drive in Fitzgerald. Additionally, the Bank operates a two-lane drive through located on Main Street in downtown Fitzgerald.

Market Area and Competition
---------------------------

     The Bank is located in Fitzgerald, Georgia. The Bank's primary market area is defined as Ben Hill County. The Bank competes for deposits and loan customers with other financial institutions whose resources are equal to or greater than those available to the Bank and the Company. According to information provided by the FDIC, as of June 30, 2004, Fitzgerald was serviced by five financial institutions with a total of eight offices in Fitzgerald. As of June 30, 2004, total deposits within Fitzgerald for these institutions were approximately $219.6 million of which $70 million were held by the Bank. These financial institutions offer all of the services that the Bank offers. Management believes that the Bank's local ownership and management as well as its focus on personalized service help it to compete with these institutions and to attract deposits and loans in our market area.

Lending Activities
------------------

     The Bank's primary market is Ben Hill County and its immediately surrounding counties. The Bank continues to focus on serving the short- and intermediate-term credit needs of individuals and businesses. Competitive factors have warranted or may warrant the extension of loan terms not otherwise offered; however, any such extension of terms is properly reviewed by appropriate bank personnel to ensure that credit quality is not materially impacted. The Bank continues to aggressively manage credit quality through conservative underwriting practices and the use of independent loan review on a monthly basis. Fixed-rate loans are generally made with a three- to five-year maturity in order to minimize interest-rate risk. When it has been deemed appropriate by management to maintain our goal of relationship banking, we have occasionally extended fixed-rate loans for longer terms than five years. From time to time as necessary to maximize returns we participate in selected commercial credits outside our lending area. A majority of these participation loans are underwritten by The Bankers Bank and meet very strict underwriting guidelines.

     Real Estate Loans. The Bank extends both commercial and residential real estate loans for construction, permanent, and construction-permanent financing, as well as offers home equity lines of credit, second mortgages and
agriculture-related real estate loans.   The Bank also originates long-term,
fixed-rate mortgages that are funded through a mortgage broker. As of December 31, 2004, the Bank's real estate loans constituted approximately 62% of the Bank's total loan portfolio, with over 75% of these loans having interest-rate terms that are fixed rather than variable. Additionally, the Bank's real estate loans are typically extended on a five-year balloon basis. Competitive factors have warranted the extension of some real estate loans with a loan-to-value in excess of 90%. These loans, however, are otherwise conservatively underwritten and are monitored quarterly.

     Real estate loans are normally provided to customers with acceptable credit and ability to repay the debt at 80% loan-to-value as determined by outside evaluation. Commercial real estate may require higher margins depending on the type and quality of property under consideration. Construction loans are based on "as built" evaluations and funds are disbursed upon officer inspection. Due to local market characteristics, requests for speculative construction are rare.

     The Bank generally underwrites equity lines of credit under the same criteria as other residential real estate loans. As of December 31, 2004, all of the Bank's equity lines of credit were variable rate loans, which are generally tied to the prime rate, as published in the Money Rates section of The Wall Street Journal.

     Real estate loans approved under reasonable underwriting standards present a relatively low level of risk, especially in the absence of speculative lending. We believe the most prominent risks in the primary market area are those associated with declining economic conditions resulting in loss of industrial employment. Current economic conditions have not significantly impacted our real estate loan portfolio. Future conditions may impact debt serviceability, but we do not foresee a long-term deterioration in the real estate market that would materially impact the Bank's collateral coverage.

     Consumer Loans. The Bank makes consumer loans consisting primarily of installment loans to individuals for personal, family, and household purposes, including loans for automobiles, home improvement, education loans and investments. As of December 31, 2004, consumer loans held by the Bank constituted approximately 14% of all loans held. Additionally, approximately 99% of these consumer loans are fixed-rate loans generally with maturities ranging from one to five years. Home equity lines of credit comprise approximately 7% of the Bank's total loans as of December 31, 2004. With the exception of its home equity lines of credit, the Bank expects that most of its consumer loans will remain fixed-rate loans with maturities ranging from three to five years. Risks associated with consumer loans include, but are not limited to, fraud, deteriorated or non-existing collateral, general economic downturn and customer financial problems. Competition continues to increase in this area. The competitive pressure has mainly come from outside the Bank's market and is primarily mail solicitations for secured and unsecured lines of credit and dealer financing for major purchases.

     Commercial Loans. The Bank's commercial lending activities are directed principally toward small businesses whose demand for funds fall within the legal lending limits of the Bank. This category of loans includes loans to individual, partnership, or corporate borrowers for a variety of business purposes. As of December 31, 2004, commercial loans (not including commercial real estate) equaled approximately 18% of total loans held. Of the Bank's commercial loans, 81% are adjustable-rate loans or mature within one year; 18% are fixed-rate loans with maturities of 60 months or less; and 1% are fixed-rate loans with maturities of over 60 months. Risks associated with these loans can be significant and include, but are not limited to, fraud, bankruptcy, economic downturn, deteriorated or non-existing collateral, and changes in interest rates.

     The Bank continues to use loan programs offered by the Small Business Administration ("SBA") when appropriate. These loans carry the same risk as other credits, but the SBA guarantees associated with these loans allow the Bank to extend a loan that it might not otherwise have been able to approve without the SBA guarantee. Normally, SBA-guaranteed loans have a variable interest rate and tend to be attractive to the secondary market due to the strict underwriting guidelines associated with these type of loans.

     Agricultural Loans. The Bank makes loans to agricultural producers and to agriculture-related businesses. A majority of the Bank's agriculture loans have terms of one year or less and are for crop production. Other loans are real estate-related loans that have longer terms or are tied to a variable rate. The nature of agriculture-related loans creates additional risks not normally associated with other business loans, such as risks associated with inclement weather or volatile commodity markets.

Investments
-----------

     In addition to loans, the Bank makes other investments primarily in obligations of the United States or obligations guaranteed as to principal and interest by the United States and other taxable securities including agencies. The Bank also invests in obligations of States and Municipalities. As of December 31, 2004, average investment securities comprised approximately 16.8% of the Bank's total average assets, with average net loans comprising approximately 67% of the Bank's average total assets. No investment in any of those instruments exceeds any applicable limitation imposed by law or regulation.

Deposits
--------

     The Bank offers core deposit services, including checking accounts, money market accounts, a variety of certificates of deposit, and IRA accounts. The Bank uses an aggressive marketing plan in the overall service area, offers a broad product line, and provides competitive services to attract deposits. The primary sources of deposits are residents of, and businesses and their employees located in Ben Hill County, which are solicited through personal contact by the Bank's employees, officers and directors, or by direct mailings and advertisements published in the local media. Deposits are generated by offering a broad array of competitively priced deposit services, including demand deposits, regular savings accounts, money market deposits (transaction and investment), certificates of deposit, retirement accounts, and other deposit or funds transfer services which may be permitted by law or regulation and which may be offered to remain competitive in the market.

Asset and Liability Management
------------------------------

     The Bank manages its assets and liabilities to provide an optimum and stable net interest margin, a profitable after-tax return on assets and return on equity, and adequate liquidity. These management functions are conducted within the framework of written loan and investment policies. Management's overall philosophy is to support asset growth primarily through growth of the Bank's core deposits, which includes deposits of all categories made by individuals, partnerships and corporations. The Bank maintains a balanced position between rate sensitive assets and rate sensitive liabilities. Specifically, it charts assets and liabilities on a matrix by maturity, effective duration, and interest adjustment period, and endeavors to manage any gaps in maturity ranges.

Employees
---------

     At December 31, 2004 the Bank had 29.5 full-time equivalent employees. The Company does not have any employees that are not also employees of the Bank.
The Company considers the Bank's relationship with its employees to be excellent.

SUPERVISION AND REGULATION

     Both the Company and the Bank are subject to extensive state and federal banking regulations that impose restrictions on and provide for general regulatory oversight of their operations. These laws are generally intended to protect depositors and not shareholders. The following discussion describes the material elements of the regulatory framework that applies to us.

     Both the Company and the Bank are subject to extensive state and federal banking regulations that impose restrictions on and provide for general regulatory oversight of their operations. These laws generally are intended to protect depositors and not shareholders. The following discussion describes the material elements of the regulatory framework that applies to us.

THE COMPANY

     Since the Company owns all of the capital stock of the Bank, it is a bank holding company under the federal Bank Holding Company Act of 1956. As a result, the Company is primarily subject to the supervision, examination, and reporting requirements of the Bank Holding Company Act and the regulations of the Board of Governors of the Federal Reserve System (the "Federal Reserve").
As a bank holding company located in Georgia, the Georgia Department of Banking and Finance also regulates and monitors all significant aspects of the Company's operations.

     ACQUISITIONS OF BANKS. The Bank Holding Company Act requires every bank holding company to obtain the Federal Reserve's prior approval before:

     - acquiring direct or indirect ownership or control of any voting shares of any bank if, after the acquisition, the bank holding company will directly or indirectly own or control more than 5% of the bank's voting shares;

     -    acquiring  all  or  substantially  all  of  the assets of any bank; or

     -    merging  or  consolidating  with  any  other  bank  holding  company.

     Additionally, the Bank Holding Company Act provides that the Federal Reserve may not approve any of these transactions if it would result in or tend to create a monopoly or, substantially lessen competition or otherwise function as a restraint of trade, unless the anti-competitive effects of the proposed transaction are clearly outweighed by the public interest in meeting the convenience and needs of the community to be served. The Federal Reserve is also required to consider the financial and managerial resources and future prospects of the bank holding companies and banks concerned and the convenience and needs of the community to be served. The Federal Reserve's consideration of financial resources generally focuses on capital adequacy, which is discussed below.

     Under the Bank Holding Company Act, if adequately capitalized and adequately managed, the Company or any other bank holding company located in Georgia may purchase a bank located outside of Georgia. Conversely, an adequately capitalized and adequately managed bank holding company located outside of Georgia may purchase a bank located inside Georgia. In each case, however, restrictions may be placed on the acquisition of a bank that has only been in existence for a limited amount of time or will result in specified
concentrations of deposits.   Currently, Georgia law prohibits acquisitions of
banks that have been chartered for less than three years. Because the Bank has been incorporated for more than three years, this limitation does not apply to the Bank or to the Company.

     CHANGE IN BANK CONTROL. Subject to various exceptions, the Bank Holding Company Act and the Change in Bank Control Act, together with related regulations, require Federal Reserve approval prior to any person or company acquiring "control" of a bank holding company. Control is conclusively presumed to exist if an individual or company acquires 25% or more of any class of voting securities of the bank holding company. Control is refutably presumed to exist if a person or company acquires 10% or more, but less than 25%, of any class of voting securities and either:

     - the bank holding company has registered securities under Section 12 of the Securities Act of 1934; or

     - no other person owns a greater percentage of that class of voting securities immediately after the transaction.

     Our common stock is registered under Section 12 of the Securities Exchange Act of 1934. The regulations also provide a procedure for challenging the rebuttable presumption of control.

     PERMITTED ACTIVITIES. A bank holding company is generally permitted under the Bank Holding Company Act to engage in or acquire direct or indirect control of more than 5% of the voting shares of any company engaged in the following activities:

     -    Banking  or  managing  or  controlling  banks;  and

     - Any activity that the Federal Reserve determines to be so closely related to banking as to be a proper incident to the business of banking.

     Activities that the Federal Reserve has found to be so closely related to banking as to be a proper incident to the business of banking include:

     -    Factoring  accounts  receivable;

     - Making, acquiring, brokering or servicing loans and usual related activities;

     -    Leasing  personal  or  real  property;

     - Operating a non-bank depository institution, such as a savings association;

     -    Trust  company  functions;

     -    Financial  and  investment  advisory  activities;

     -    Conducting  discount  securities  brokerage  activities;

     - Underwriting and dealing in government obligations and money market instruments;

     -    Providing  specified  management consulting and counseling activities;

     -    Performing  selected  data  processing  services and support services;

     - Acting as agent or broker in selling credit life insurance and other types of insurance in connection with credit transactions; and

     -    Performing  selected  insurance  underwriting  activities.

     Despite prior approval, the Federal Reserve may order a bank holding company or its subsidiaries to terminate any of these activities or to terminate its ownership or control of any subsidiary when it has reasonable cause to believe that the bank holding company's continued ownership, activity or control constitutes a serious risk to the financial safety, soundness, or stability of it or any of its bank subsidiaries.

     In addition to the permissible bank holding company activities listed above, a bank holding company may qualify and elect to become a financial holding company, permitting the bank holding company to engage in activities that are financial in nature or incidental or complementary to financial activity. The Bank Holding Company Act expressly lists the following activities as financial in nature:

     -    Lending,  trust  and  other  banking  activities;

     - Insuring, guaranteeing, or indemnifying against loss or harm, or providing and issuing annuities, and acting as principal, agent, or broker for these purposes, in any state;

     -    Providing  financial,  investment,  or  advisory  services;

     - Issuing or selling instruments representing interests in pools of assets permissible for a bank to hold directly;

     -    Underwriting,  dealing  in  or  making  a  market  in  securities;

     - Other activities that the Federal Reserve may determine to be so closely related to banking or managing or controlling banks as to be a proper incident to managing or controlling banks;

     - Foreign activities permitted outside of the United States if the Federal Reserve has determined them to be usual in connection with banking operations abroad;

     -    Merchant  banking  through  securities  or  insurance  affiliates; and

     -    Insurance  company  portfolio  investments.

     To qualify to become a financial holding company, the Bank and any other depository institution subsidiary of the Company must be well capitalized and well managed and must have a Community Reinvestment Act rating of at least "satisfactory." Additionally, the Company must file an election with the Federal Reserve to become a financial holding company and must provide the Federal Reserve with 30 days' written notice prior to engaging in a permitted financial activity. While the Company meets the qualification standards applicable to financial holding companies, the Company has not elected to become a financial holding company at this time.

     SUPPORT OF SUBSIDIARY INSTITUTIONS. Under Federal Reserve policy, the Company is expected to act as a source of financial strength for the Bank and to commit resources to support the Bank. This support may be required at times when, without this Federal Reserve policy, the Company might not be inclined to provide it. In addition, any capital loans made by the Company to the Bank will be repaid only after the Bank's deposits and various other obligations are repaid in full. In the unlikely event of the Company's bankruptcy, any commitment by it to a federal bank regulatory agency to maintain the capital of the Bank will be assumed by the bankruptcy trustee and entitled to a priority of payment.

THE BANK

     The Bank is subject to extensive state and federal banking regulations that impose restrictions on and provide for general regulatory oversight of our operations. These laws are generally intended to protect depositors and not shareholders. The following discussion describes the material elements of the regulatory framework that applies to us.

     Since the Bank is a commercial bank chartered under the laws of the State of Georgia, it is primarily subject to the supervision, examination and reporting requirements of the FDIC and the Georgia Department of Banking and Finance. The FDIC and Georgia Department of Banking and Finance regularly examine the Bank's operations and have the authority to approve or disapprove mergers, the establishment of branches and similar corporate actions. Both regulatory agencies have the power to prevent the continuance or development of
unsafe or unsound banking practices or other violations of law.   Additionally,
the Bank's deposits are insured by the FDIC to the maximum extent provided by
law.   The Bank is also subject to numerous state and federal statutes and regulations that affect its business, activities and operations.

     BRANCHING. Under current Georgia law, the Bank may open branch offices throughout Georgia with the prior approval of the Georgia Department of Banking and Finance. In addition, with prior regulatory approval, the Bank may acquire
branches of existing banks located in Georgia.   The Bank and any other national
or state-chartered bank generally may branch across state lines by merging with banks in other states if allowed by the laws of the applicable state (the foreign state). Georgia law, with limited exceptions, currently permits branching across state lines through interstate mergers.

     Under the Federal Deposit Insurance Act, states may "opt-in" and allow out-of-state banks to branch into their state by establishing a new start-up branch in the state. Currently, Georgia has not opted-in to this provision. Therefore, interstate merger is the only method through which a bank located outside of Georgia may branch into Georgia. This provides a limited barrier of entry into the Georgia banking market, which protects us from an important segment of potential competition. However, because Georgia has elected not to opt-in, our ability to establish a new start-up branch in another state may be limited. Many states that have elected to opt-in have done so on a reciprocal basis, meaning that an out-of-state bank may establish a new start-up branch only if their home state has also elected to opt-in. Consequently, until Georgia changes its election, the only way we will be able to branch into states that have elected to opt-in on a reciprocal basis will be through interstate merger.

     PROMPT CORRECTIVE ACTION. The Federal Deposit Insurance Corporation Improvement Act of 1991 establishes a system of prompt corrective action to resolve the problems of undercapitalized financial institutions. Under this system, the federal banking regulators have established five capital categories (well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized and critically undercapitalized) in which all institutions are placed. The federal banking agencies have also specified by regulation the relevant capital levels for each of the other categories. At December 31, 2004, the Bank qualified for the well-capitalized category.

     Federal banking regulators are required to take various mandatory supervisory actions and are authorized to take other discretionary actions with respect to institutions in the three undercapitalized categories. The severity of the action depends upon the capital category in which the institution is placed. Generally, subject to a narrow exception, the banking regulator must appoint a receiver or conservator for an institution that is critically undercapitalized.

     An institution that is categorized as undercapitalized, significantly undercapitalized, or critically undercapitalized is required to submit an acceptable capital restoration plan to its appropriate federal banking agency. A bank holding company must guarantee that a subsidiary depository institution meets its capital restoration plan, subject to various limitations. The controlling holding company's obligation to fund a capital restoration plan is limited to the lesser of 5% of an undercapitalized subsidiary's assets at the time it became undercapitalized or the amount required to meet regulatory capital requirements. An undercapitalized institution is also generally prohibited from increasing its average total assets, making acquisitions, establishing any branches or engaging in any new line of business, except under an accepted capital restoration plan or with FDIC approval. The regulations also establish procedures for downgrading an institution to a lower capital category based on supervisory factors other than capital.

     FDIC INSURANCE ASSESSMENTS. The FDIC has adopted a risk-based assessment system for insured depository institutions that takes into account the risks attributable to different categories and concentrations of assets and liabilities. The system assigns an institution to one of three capital categories: (1) well capitalized; (2) adequately capitalized; and (3) undercapitalized. These three categories are substantially similar to the prompt corrective action categories described above, with the "undercapitalized" category including institutions that are undercapitalized, significantly undercapitalized, and critically undercapitalized for prompt corrective action purposes. The FDIC also assigns an institution to one of three supervisory subgroups based on a supervisory evaluation that the institution's primary federal regulator provides to the FDIC and information that the FDIC determines to be relevant to the institution's financial condition and the risk posed to the deposit insurance funds. Assessments range from 0 to 27 cents per $100 of deposits, depending on the institution's capital group and supervisory subgroup. In addition, the FDIC imposes assessments to help pay off the $780 million in annual interest payments on the $8 billion Financing Corporation bonds issued in the late 1980s as part of the government rescue of the thrift industry. This assessment rate is adjusted quarterly and is set at 1.44 per $100 of deposits for the first quarter of 2005.

     The FDIC may terminate its insurance of deposits if it finds that the institution has engaged in unsafe and unsound practices, is in an unsafe or unsound condition to continue operations, or has violated any applicable law, regulation, rule, order or condition imposed by the FDIC.

     COMMUNITY REINVESTMENT ACT. The Community Reinvestment Act requires that, in connection with examinations of financial institutions within their respective jurisdictions, the Federal Reserve or the FDIC shall evaluate the record of each financial institution in meeting the credit needs of its local community, including low and moderate-income neighborhoods. These facts are also considered in evaluating mergers, acquisitions, and applications to open a branch or facility. Failure to adequately meet these criteria could impose additional requirements and limitations on the Bank. Since our aggregate assets are not more than $250 million, under the Gramm-Leach-Bliley Act, we are generally subject to a Community Reinvestment Act examination only once every 60 months if we receive an "outstanding" rating, once every 48 months if we receive a "satisfactory" rating and as needed if our rating is "less than satisfactory." Additionally, we must publicly disclose the terms of various Community Reinvestment Act-related agreements.

     OTHER REGULATIONS. Interest and other charges collected or contracted for by the Bank are subject to state usury laws and federal laws concerning interest rates. For example, under the Soldiers' and Sailors' Civil Relief Act of 1940, a lender is generally prohibited from charging an annual interest rate in excess of 6% on any obligation for which the borrower is a person on active duty with the United States military.

     The Bank's loan operations are also subject to federal laws applicable to credit transactions, such as the:

     - Federal Truth-In-Lending Act, governing disclosures of credit terms to consumer borrowers;

     - Home Mortgage Disclosure Act of 1975, requiring financial institutions to provide information to enable the public and public officials to determine whether a financial institution is fulfilling its obligation to help meet the housing needs of the community it serves;

     - Equal Credit Opportunity Act, prohibiting discrimination on the basis of race, creed or other prohibited factors in extending credit;

     - Fair Credit Reporting Act of 1978, governing the use and provision of information to credit reporting agencies;

     - Fair Debt Collection Act, governing the manner in which consumer debts may be collected by collection agencies;

     - Soldiers' and Sailors' Civil Relief Act of 1940, governing the repayment terms of, and property rights underlying, secured obligations of persons in military service; and

     - Rules and regulations of the various federal agencies charged with the responsibility of implementing these federal laws.

     In addition to the federal and state laws noted above, the Georgia Fair Lending Act ("GAFLA") imposes restrictions and procedural requirements on most mortgage loans made in Georgia, including home equity loans and lines of credit. On August 5, 2003, the Office of the Comptroller of the Currency issued a formal opinion stating that the entirety of GAFLA is preempted by federal law for national banks and their operating subsidiaries. GAFLA contains a provision that preempts GAFLA as to state banks in the event that the Office of the Comptroller of the Currency preempts GAFLA as to national banks. Therefore, the Bank is exempt from the requirements of GAFLA.

     The deposit operations of the Bank are subject to:

     - the Right to Financial Privacy Act, which imposes a duty to maintain confidentiality of consumer financial records and prescribes procedures for complying with administrative subpoenas of financial records; and

     - the Electronic Funds Transfer Act and Regulation E issued by the Federal Reserve to implement that act, which govern automatic deposits to and withdrawals from deposit accounts and customers' rights and liabilities arising from the use of automated teller machines and other electronic banking services.

CAPITAL ADEQUACY

     The Company and the Bank are required to comply with the capital adequacy standards established by the Federal Reserve, in the case of the Company, and the FDIC, in the case of the Bank. The Federal Reserve has established a risk-based and a leverage measure of capital adequacy for bank holding companies. Since the Company's consolidated total assets are less than $150 million, under the Federal Reserve's capital guidelines, our capital adequacy is measured on a bank-only basis, as opposed to a consolidated basis. The Bank is also subject to risk-based and leverage capital requirements adopted by the FDIC, which are substantially similar to those adopted by the Federal Reserve for bank holding companies.

     The risk-based capital standards are designed to make regulatory capital requirements more sensitive to differences in risk profiles among banks and bank holding companies, to account for off-balance-sheet exposure, and to minimize disincentives for holding liquid assets. Assets and off-balance-sheet items, such as letters of credit and unfunded loan commitments, are assigned to broad risk categories, each with appropriate risk weights. The resulting capital ratios represent capital as a percentage of total risk-weighted assets and off-balance-sheet items.

     The minimum guideline for the ratio of total capital to risk-weighted assets is 8%. Total capital consists of two components, Tier 1 Capital and Tier 2 Capital. Tier 1 Capital generally consists of common stock, minority interests in the equity accounts of consolidated subsidiaries, noncumulative perpetual preferred stock, and a limited amount of qualifying cumulative perpetual preferred stock, less goodwill and other specified intangible assets. Tier 1 Capital must equal at least 4% of risk-weighted assets. Tier 2 Capital generally consists of subordinated debt, other preferred stock, and a limited amount of loan loss reserves. The total amount of Tier 2 Capital is limited to 100% of Tier 1 Capital. At December 31, 2004 the Bank's ratio of total capital to risk-weighted assets was 15.73% and our ratio of Tier 1 Capital to risk-weighted assets was 14.48%.

     In addition, the Federal Reserve has established minimum leverage ratio guidelines for bank holding companies. These guidelines provide for a minimum ratio of Tier 1 Capital to average assets, less goodwill and other specified intangible assets, of 3% for bank holding companies that meet specified criteria, including having the highest regulatory rating and implementing the Federal Reserve's risk-based capital measure for market risk. All other bank holding companies generally are required to maintain a leverage ratio of at least 4%. At December 31, 2004, our leverage ratio was 10.16%. The guidelines also provide that bank holding companies experiencing internal growth or making acquisitions will be expected to maintain strong capital positions substantially above the minimum supervisory levels without reliance on intangible assets. The Federal Reserve considers the leverage ratio and other indicators of capital strength in evaluating proposals for expansion or new activities.

     Failure to meet capital guidelines could subject a bank or bank holding company to a variety of enforcement remedies, including issuance of a capital directive, the termination of deposit insurance by the FDIC, a prohibition on accepting brokered deposits, and certain other restrictions on its business. As described above, significant additional restrictions can be imposed on FDIC-insured depository institutions that fail to meet applicable capital requirements.

PAYMENT OF DIVIDENDS

     The Company is a legal entity separate and distinct from the Bank. The principal sources of the Company's cash flow, including cash flow to pay dividends to its shareholders, are dividends that the Bank pays to its sole shareholder, the Company. Statutory and regulatory limitations apply to the Bank's payment of dividends. If, in the opinion of the federal banking regulator, the Bank were engaged in or about to engage in an unsafe or unsound practice, the federal banking regulator could require, after notice and a hearing, that it stop or refrain from engaging in the questioned practice. The federal banking agencies have indicated that paying dividends that deplete a depository institution's capital base to an inadequate level would be an unsafe and unsound banking practice. Under the Federal Deposit Insurance Corporation Improvement Act of 1991, a depository institution may not pay any dividend if payment would cause it to become undercapitalized or if it already is undercapitalized. Moreover, the federal agencies have issued policy statements that provide that bank holding companies and insured banks should generally only pay dividends out of current operating earnings. See "The Bank-Prompt Corrective Action."

     The Georgia Department of Banking and Finance also regulates the Bank's dividend payments and must approve dividend payments that would exceed 50% of the Bank's net income for the prior year. Our payment of dividends may also be affected or limited by other factors, such as the requirement to maintain adequate capital above regulatory guidelines.

     At December 31, 2004, the Bank could pay cash dividends without prior regulatory approval.

RESTRICTIONS ON TRANSACTIONS WITH AFFILIATES

     The Company and the Bank are subject to the provisions of Section 23A of the Federal Reserve Act. Section 23A places limits on the amount of:

     -    a  bank's  loans  or  extensions  of  credit  to  affiliates;

     -    a  bank's  investment  in  affiliates;

     - assets a bank may purchase from affiliates, except for real and personal property exempted by the Federal Reserve;

     - loans or extensions of credit made by a bank to third parties collateralized by the securities or obligations of affiliates; and

     - a bank's guarantee, acceptance or letter of credit issued on behalf of an affiliate.

     The total amount of the above transactions is limited in amount, as to any one affiliate, to 10% of a bank's capital and surplus and, as to all affiliates combined, to 20% of a bank's capital and surplus. In addition to the limitation on the amount of these transactions, each of the above transactions must also
meet specified collateral requirements.   The Bank must also comply with other
provisions designed to avoid the taking of low-quality assets.

     The Company and the Bank are also subject to the provisions of Section 23B of the Federal Reserve Act which, among other things, prohibit an institution from engaging in the above transactions with affiliates unless the transactions are on terms substantially the same, or at least as favorable to the institution or its subsidiaries, as those prevailing at the time for comparable transactions with nonaffiliated companies.

     The Bank is also subject to restrictions on extensions of credit to its executive officers, directors, principal shareholders and their related interests. These extensions of credit (1) must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with third parties, and (2) must not involve more than the normal risk of repayment or present other unfavorable features.

PRIVACY

     Financial institutions are required to disclose their policies for collecting and protecting confidential information. Customers generally may prevent financial institutions from sharing nonpublic personal financial information with nonaffiliated third parties except under narrow circumstances, such as the processing of transactions requested by the consumer or when the financial institution is jointly sponsoring a product or service with a nonaffiliated third party. Additionally, financial institutions generally may not disclose consumer account numbers to any nonaffiliated third party for use in telemarketing, direct mail marketing or other marketing to consumers.

     CONSUMER CREDIT REPORTING

     On December 4, 2003, President Bush signed the Fair and Accurate Credit Transactions Act (the "FAIR Act"), amending the federal Fair Credit Reporting Act (the "FCRA"). These amendments to the FCRA (the "FCRA Amendments") became effective in 2004.

     The FCRA Amendments include, among other things:

     - requirements for financial institutions to develop policies and procedures to identify potential identity theft and, upon the request of a consumer, place a fraud alert in the consumer's credit file stating that the consumer may be the victim of identity theft or other fraud;

     - consumer notice requirements for lenders that use consumer report information in connection with risk-based credit pricing programs;

     - for entities that furnish information to consumer reporting agencies (which would include the Bank), new requirements to implement procedures and policies regarding the accuracy and integrity of the furnished information and regarding the correction of previously furnished information that is later determined to be inaccurate; and

     - a requirement for mortgage lenders to disclose credit scores to consumers.

     The FCRA Amendments also prohibit a business that receives consumer information from an affiliate from using that information for marketing purposes unless the consumer is first provided a notice and an opportunity to direct the business not to use the information for such marketing purposes (the "opt-out"), subject to certain exceptions. We do not share consumer information among our affiliated companies for marketing purposes, except as allowed under exceptions to the notice and opt-out requirements. Because no affiliate of the Company is currently sharing consumer information with any other affiliate of the Company for marketing purposes, the limitations on sharing of information for marketing purposes do not have a significant impact on the Company.

     ANTI-TERRORISM AND MONEY LAUNDERING LEGISLATION

     The Bank is subject to the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (the "USA PATRIOT Act"), the Bank Secrecy Act, and rules and regulations of the Office of Foreign Assets Control (the "OFAC"). These statutes and related rules and regulations impose requirements and limitations on specified financial transactions and account relationships, intended to guard against money laundering and terrorism financing. The Bank has established a customer identification program pursuant to Section 326 of the USA PATRIOT Act and the Bank Secrecy Act, and otherwise have implemented policies and procedures to comply with the foregoing rules.

     PROPOSED LEGISLATION AND REGULATORY ACTION

     New regulations and statutes are regularly proposed that contain wide-ranging proposals for altering the structures, regulations and competitive relationships of financial institutions operating or doing business in the United States. We cannot predict whether or in what form any proposed regulation or statute will be adopted or the extent to which our business may be affected by any new regulation or statute.

EFFECT OF GOVERNMENTAL MONETARY POLICES

     Our earnings are affected by domestic economic conditions and the monetary and fiscal policies of the United States government and its agencies. The Federal Reserve Bank's monetary policies have had, and are likely to continue to have, an important impact on the operating results of commercial banks through its power to implement national monetary policy in order, among other things, to curb inflation or combat a recession. The monetary policies of the Federal Reserve affect the levels of bank loans, investments and deposits through its control over the issuance of United States government securities, its regulation of the discount rate applicable to member banks and its influence over reserve requirements to which member banks are subject. We cannot predict the nature or impact of future changes in monetary and fiscal policies.

SELECTED STATISTICAL INFORMATION


I. DISTRIBUTION OF ASSETS, LIABILITIES, AND STOCKHOLDER'S EQUITY; INTEREST RATES AND INTEREST DIFFERENTIAL

     The following table reflects the tax-equivalent yields of interest earning assets and interest bearing liabilities:

                                                            2004                               2003
                                               ---------------------------------  ---------------------------------
                                                          Interest       Tax                 Interest       Tax
                                                Average    Income/   Equivalent    Average    Income/   Equivalent
                                                Balance    Expense      Yield      Balance    Expense      Yield
                                               ---------  ---------  -----------  ---------  ---------  -----------

                                                                       (Dollars in Thousands)

Interest-earning assets:
Interest-earning deposits and fed funds sold   $  7,439   $      92        1.24%  $ 10,483   $     138        1.32%
Investment Securities:
  Taxable investment securities                  11,886         380        3.20%     6,450         234        3.63%
  Tax-exempt investment securities                1,682          69        4.10%     2,741         103        3.75%
Loans (including loan fees)                      54,028       3,530        6.53%    52,589       3,535        6.72%
                                               ---------  ---------  -----------  ---------  ---------  -----------
    Total interest earning assets                75,035       4,071        5.43%    72,263       4,010        5.55%
                                                          ---------  -----------             ---------  -----------

Allowance for loan losses                          (861)                              (642)
Cash & due from banks                             2,033                              2,004
Premises and equipment                            1,955                              1,860
Other assets                                      2,497                              2,309
                                               ---------                          ---------
  Total assets                                 $ 80,659                           $ 77,794
                                               =========                          =========

Interest bearing liabilities:
  Deposits:
    Demand deposits                              13,455          98        0.73%    10,562          51        0.48%
    Savings and Money Market                      9,921         180        1.81%     8,597         144        1.68%
    Time deposits                                38,126         863        2.26%    40,715       1,180        2.90%
  Other borrowings                                    -           -           -          -           -           -
                                               ---------  ---------  -----------  ---------  ---------  -----------
  Total interest bearing liabilities             61,502       1,141        1.86%    59,874       1,375        2.30%
                                                          ---------  -----------             ---------  -----------

Non-interest bearing deposits                     9,466                              8,535
Other liabilities                                   310                                372
Stockholders' equity                              9,381                              9,013
                                               ---------                          ---------
  Total liabilities and stockholders' equity   $ 80,659                           $ 77,794
                                               =========                          =========

Net interest income                                       $   2,930                          $   2,635
Net interest spread                                                        3.57%                              3.25%
                                                                     ===========                        ===========
Net interest yield on average earning assets   $ 75,035   $   2,930        3.90%  $ 72,263   $   2,635        3.65%
                                               =========  =========  ===========  =========  =========  ===========

Additional information relating to the above balances is as follows:

                                                      2004                      2003
                                             -----------------------  -----------------------
                                                           (Amounts in Thousands)
Non-accruing loans included in above
  average balances                           $                   182  $                   142
                                             =======================  =======================
Loan fees included in above interest income  $                   218  $                   166
                                             =======================  =======================

     Rate and Volume Analysis - The following table reflects the change in net interest income resulting from changes in interest rates and from asset and liability volume. Federally tax-exempt interest is presented on a taxable-equivalent basis assuming a 34% Federal tax rate. The change in interest attributable to rate has been determined by applying the change in rate between years to average balances outstanding in the later year. The change in interest due to volume has been determined by applying the rate from the earlier year to the change in average balances outstanding between years. Thus, changes that are not solely due to volume have been consistently attributed to rate.

                                                      2004 Compared to 2003                 2003 Compared to 2002
                                              Increase(decrease) due to changes in  Increase(decrease) due to changes in
                                              ------------------------------------  ------------------------------------
                                               Volume    Yield/Rate    Net Change    Volume    Yield/Rate    Net Change
                                              --------  ------------  ------------  --------  ------------  ------------
Interest earned on:
  Interest earning deposits and fed           $   (40)  $        (6)  $       (46)  $    57   $       (15)  $        42
    funds sold
  Investment securities:
    Taxable investment securities                 197           (52)          146        30          (103)          (73)
    Tax-exempt investment securities              (40)            6           (34)        4            (5)           (2)
  Loans                                            97          (102)           (5)      334          (377)          (43)
                                              --------  ------------  ------------  --------  ------------  ------------
      Total interest income                   $   214   $      (153)  $        61   $   424   $      (499)  $       (75)
                                              --------  ------------  ------------  --------  ------------  ------------

Interest paid on:
  Deposits:
    Demand deposits                           $    14   $        33   $        47   $     7   $       (20)  $       (13)
    Savings                                        22            14            36       (22)           29             7
    Time deposits                                 (75)         (242)         (317)      233          (383)         (150)
    Other borrowings                                -             -             -         -             -             -
                                              --------  ------------  ------------  --------  ------------  ------------
  Total interest expense                      $   (39)  $      (195)  $      (234)  $   219   $      (375)  $      (156)
                                              --------  ------------  ------------  --------  ------------  ------------

II. INVESTMENT PORTFOLIO - CARRYING VALUE OF SECURITIES

     The following tables summarize the investment portfolio by type and maturity:

                                Available for Sale
                              ----------------------
                                 2004        2003
                              ----------  ----------

                              (Amounts in Thousands)

U.S. Government Agencies     $     4,464  $    2,043
State, county and municipal        1,453       2,304
Mortgage-Backed Securities           802       1,273
                             -----------  ----------
    Total                    $     6,719  $    5,620
                             ===========  ==========

EXPECTED MATURITIES
                                                                   Available for Sale
                            -------------------------------------------------------------------------------------------------
                                                    After                 After
                                                   One But              Five But
                             Within                Within                Within                After
                              One                  Five                    Ten                  Ten
                              Year       Yield     Years      Yield       Years      Yield      Years      Yield     Totals
                            ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                                                 (Dollars in Thousands)

U.S. Government Agencies    $       -         -   $   3,462       2.8%  $       -         -   $   1,002       2.3%      4,464
State, county and
municipal                         500       5.5%        953       6.1%          -         -           -         -       1,453
Mortgage-Backed Securities          -         -           -         -         802       3.8%          -         -         802
                            ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total                   $     500       5.5%  $   4,415         -   $     802       3.8%  $   1,002       2.3%  $   6,719
                            =========  =========  =========  =========  =========  =========  =========  =========  =========

                                              Held to Maturity
                                       ------------------------------
                                            2004            2003
                                       --------------  --------------
                                           (Amounts in Thousands)

U.S. Government Agencies               $        4,335           3,478
State, county and municipal                         -               -
Mortgage-Backed Securities                      1,913           3,178
                                       --------------  --------------
    Total                              $        6,248  $        6,656
                                       ==============  ==============

Expected Maturities
                                                                 Held to Maturity
                             --------------------------------------------------------------------------------------
                              Within           After One            After Five
                               One             But Within           But Within            After
                               Year    Yield   Five Years   Yield   Ten Years    Yield   Ten Years   Yield   Totals
                             -------  ------  -----------  ------  -----------  ------- ----------  ------- ------

                                                              (Dollars in Thousands)

U.S. Government Agencies     $ 1,499    2.2%  $     1,989    3.6%  $       484    4.1%  $      363    3.3%    4,335
State, county and municipal        -      -             -      -             -      -            -      -         -
Mortgage-Backed Securities         -      -         1,913    3.2%            -      -            -      -     1,913
                             -------  ------  -----------  ------  -----------  ------  ----------  ------  -------
    Total                    $ 1,499    2.2%  $     3,902    3.6%  $       484      -   $      363      -   $ 6,248
                             =======  ======  ===========  ======  ===========  ======  ==========  ======  =======

III.  LOAN PORTFOLIO

     The following tables summarize the breakdown of loans by type and the contractual maturities of selected fixed and variable rate loans:

                                          2004             2003
                                   ----------------  ----------------
                                         (Dollars in Thousands)

Commercial                         $18,187    34.2%  $17,854    33.8%
Commercial - Business Real Estate    9,087    17.1%    8,873    16.8%
Real Estate - Construction              93     0.2%      399     0.8%
Real Estate - Mortgage              17,114    32.2%   17,421    33.0%
Installment Loans to Individuals     8,683    16.3%    8,225    15.6%
                                   --------  ------  --------  ------
  Total Loans                       53,164   100.0%   52,772   100.0%
  Less: Allowance for Loan losses     (856)             (781)
                                   --------          --------
    Total                          $52,308           $51,991
                                   ========          ========

                                                                                 Rate Structure
                                              Maturity                             > One Year
                                              --------                             ----------
                                       Over One
                           One Year     Through     Due After                Fixed          Variable
                            or Less   Five Years   Five Years    Total   Interest Rate   Interest Rate
                            --------  -----------  -----------  -------  --------------  --------------
Commercial                  $10,548   $    7,457   $       18   $18,187          $7,639  $            -
Real estate - construction       93            -            -        93               -               -
                            --------  -----------  -----------  -------  --------------  --------------
    Total                   $10,641   $    7,457   $      182   $18,280  $        7,639  $            -
                            ========  ===========  ===========  =======  ==============  ==============

IV.  SUMMARY OF LOAN LOSS EXPERIENCE

                                                                 2004          2003
                                                             -------------  -----------
                                                               (Amounts in Thousands)

Allowance for possible loan losses, beginning of period      $        781   $      607
                                                             -------------  -----------
Charge-offs:
  Commercial                                                          109           33
  Real estate - construction                                            -            -
  Real estate - mortgage                                               55           95
  Consumer loans                                                       17           79
                                                             -------------  -----------
    Total                                                             181          207
                                                             -------------  -----------
Recoveries:
  Commercial                                                            1            6
  Real estate - construction                                            -            -
  Real estate - mortgage                                                4            1
  Consumer loans                                                       11           18
                                                             -------------  -----------
    Total                                                              16           25
                                                             -------------  -----------

Net charge-offs                                                       165          182
                                                             -------------  -----------

Additions charged to operations                                       240          357
Adjustments                                                             -           (1)
                                                             -------------  -----------
Allowance for possible loan losses, end of period                     856          781
                                                             -------------  -----------

Average loans outstanding, net of unearned income            $     54,028   $   52,589
                                                             =============  ===========
Ratio of net charge-offs during the period to average loans
  outstanding during the period                                      0.31%        0.35%
                                                             =============  ===========

RISK ELEMENTS
(Thousands)
                                                                 2004          2003
                                                             -------------  -----------
Loans 90 days past due                                       $        156   $      131
Loans on nonaccrual                                                   182          208
Other Real Estate                                                       -          100
                                                             -------------  -----------
  Total Nonperforming assets                                 $        338   $      439
                                                             -------------  -----------
  Total Nonperforming assets as a
    Percentage of loans                                              0.63%        0.83%
                                                             =============  ===========

     The Bank's policy is to place loans on nonaccrual status when it appears that the collection of principal and interest in accordance with the terms of the loan is doubtful. Any loan which becomes 90 days past due as to principal or interest is automatically placed on nonaccrual. Exceptions are allowed for 90-day past due loans when such loans are well secured and in process of collection.

     Management expects to incur losses on loans from time to time when borrowers' financial conditions deteriorate. Where feasible, loans charged down or charged off will continue to be collected. Management considers the current allowance adequate to cover potential losses in the loan portfolio.

     The following table summarizes information concerning the allocation of the allowance for loan losses:

                                    Allocated Amount   % of Total
                                   December 31, 2004    Allowance
                                   ------------------  -----------
Commercial                         $              293        34.2%
Commercial - Business Real Estate                 146        17.1%
Real Estate - Construction                          1         0.2%
Real Estate - Mortgage                            276        32.2%
Installment Loans to Individuals                  140        16.3%
                                   ------------------  -----------
    Total                          $              856       100.0%
                                   ==================  ===========

     Management takes a number of factors into consideration when determining the additions to be made to the loan loss allowance. Since beginning operations in 1996, the Bank's loan quality performance has been better than its peer group. Accordingly, to maintain a conservative approach, additions to the reserve are primarily based on maintaining a ratio of the allowance for loan losses to total loans in a range of 1.00% to 1.50%. This is based on national peer group ratios and Georgia ratios which reflect average ratios of 1.45% (national peer) and 1.21% (Georgia). Under this methodology, charge-offs will increase the amount of additions to the allowance and recoveries will reduce additions.

     In addition, management performs an on-going loan review process. All new loans are risk rated under loan policy guidelines. On a monthly basis, the composite risk ratings are evaluated in a model which assesses the adequacy of the current allowance for loan losses, and this evaluation is presented to the Board of Directors each month. Large loans are reviewed periodically. Risk ratings may be changed if it appears that new loans may not have received the proper initial grading or, if an existing loans credit conditions have improved or worsened. As the Bank matures, the additions to the loan loss allowance will be based more on historical performance, the detailed loan review and allowance adequacy evaluation.

V. DEPOSITS

     The following table summarizes the average balances and average rates for deposit accounts:

                                          2004                2003
                                   ------------------  ------------------
                                   Average   Average   Average   Average
                                   Balance     Rate    Balance     Rate
                                   --------  --------  --------  --------
                                           (Dollars in Thousands)
Non-interest bearing deposits      $  9,466            $  8,535
Interest bearing demand deposits     13,455     0.73%    10,562     0.48%
Savings and money market deposits     9,921     1.81%     8,597     1.68%
Time deposits                        38,126     2.26%    40,715     2.90%
                                   --------  --------  --------  --------

  Total average deposits           $ 70,968     1.86%  $ 68,409     2.30%
                                   ========  ========  ========  ========

     Amounts by time remaining until maturity on time deposits of $ 100,000 or more were:

                                                  (Thousands)
3 months or less                                  $      4,343
over 3 through 6 months                                    795
over 6 months through 1 year                             2,778
over 1 year                                              5,310
                                                  ------------
    Total                                         $     13,226
                                                  ============

VI.  SELECTED FINANCIAL DATA (amounts in thousands, except per share amounts)

     The following represents selected financial data that should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the financial statements and related notes included elsewhere in this report.

                                     (Dollars in Thousands)
                                         2004      2003
                                       --------  --------
Interest Income                        $ 4,071   $ 4,010
Interest Expense                       $ 1,141   $ 1,375
Net Interest Income                    $ 2,930   $ 2,635
Provision for Loan Losses              $   240   $   357
Net Earnings                           $   680   $   484
Net Earnings Per Share                 $  0.93   $  0.66
Total Average Stockholder's Equity     $ 9,381   $ 9,013
Total Average Assets                   $80,659   $77,794
Return on average assets                  0.90%     0.66%
Return on average equity                  7.71%     5.70%
Average equity to average asset ratio    11.63%    11.59%

VII.  SHORT-TERM BORROWINGS

        No category of short-term borrowings exceeds 30% of stockholders' equity.

ITEM 2.     DESCRIPTION OF PROPERTIES

     The Bank owns the property at which the Company's and the Bank's main office is located in Fitzgerald, Georgia, at 102 West Roanoke Drive. The two-story brick building contains approximately 11,152 square feet, with an attached drive-up canopy of approximately 1,400 square feet. The Bank is located on approximately 1.4 acres of land and contains 39 regular parking spaces and two handicap spaces. The Bank's main office has multiple teller stations, including drive-up teller stations, and one ATM. The banking platform is across the lobby area from the teller stations, and behind this area are offices for lending functions. The facility contains a training room, operations space, and a boardroom on the upper level, with significant room for expansion. The Bank opened a two-lane drive-through facility located on South Main Street in Fitzgerald in January 1998. In the opinion of Management, both the Bank's main office and its two-lane drive-through facility are adequately covered by insurance.

     In September 2003 the Company purchased a location at 113 N. Irwin Avenue in Ocilla, Georgia as a potential future branch location.

     Other than through the normal real estate commercial lending activities of the Bank, the Company generally does not invest in real estate, interests in real estate, real estate mortgages, or securities of or interests in persons primarily engaged in real estate activities.

ITEM 3.     LEGAL PROCEEDINGS

     There are no material pending legal proceedings to which the Company is a party or of which any of its properties are subject; nor are there material proceedings known to the Company to be contemplated by any governmental authority; nor are there material proceedings known to the Company, pending or contemplated, in which any director, officer or affiliate or any principal security holder of the Company or any associate of any of the foregoing, is a party or has an interest adverse to the Company.

ITEM 5. MARKET FOR COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND SMALL BUSINESS ISSUER PURCHASES OF EQUITY SECURITIES

     The response to this Item is included in the preface page to the Company's Annual Report to Shareholders and is incorporated herein by reference.

     The Company issued no unregistered securities during the fiscal year ended December 31, 2004.

     The Company did not repurchase any of its stock in 2004.

ITEM 7.     FINANCIAL STATEMENTS

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            -------------------------------------------------------


Board of Directors
CBC Holding Company and Subsidiary

     We have audited the accompanying consolidated balance sheets of CBC Holding Company and Subsidiary as of December 31, 2004 and 2003, and the related consolidated statements of income, changes in shareholders' equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of CBC Holding Company and Subsidiary at December 31, 2004 and 2003, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/Thigpen, Jones, Seaton & Co,. PC

March 16, 2005
Dublin,  Georgia

                           CBC HOLDING COMPANY AND SUBSIDIARY
                              CONSOLIDATED BALANCE SHEETS
----------------------------------------------------------------------------------------
                                                                  As of December 31,
                                                              --------------------------
ASSETS                                                            2004          2003
                                                              ------------  ------------
Cash and due from banks                                       $ 2,976,791   $ 2,068,909
Federal funds sold                                             10,787,000    12,166,000
                                                              ------------  ------------
  Total cash and cash equivalents                              13,763,791    14,234,909
                                                              ------------  ------------

Securities available for sale, at fair value                    6,719,299     5,619,920
Securities held to maturity, at cost                            6,248,958     6,656,222
Federal Home Loan Bank stock, restricted, at cost                 167,600       165,900
Other debt securities                                           1,000,000       700,000

Loans, net of unearned income                                  53,163,589    52,771,755
Less - allowance for loan losses                                 (855,612)     (780,566)
                                                              ------------  ------------
  Loans, net                                                   52,307,977    51,991,189
                                                              ------------  ------------

Bank premises and equipment, net                                2,007,772     2,005,462
Intangible assets, net of amortization                          1,668,127     1,668,127
Other real estate                                                       -        99,971
Accrued interest receivable                                       559,242       535,601
Other assets                                                       51,084       119,967
                                                              ------------  ------------
  TOTAL ASSETS                                                $84,493,850   $83,797,268
                                                              ============  ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Deposits:
  Non-interest bearing                                        $ 9,586,184   $ 9,619,356
  Interest bearing                                             64,858,734    64,699,825
                                                              ------------  ------------
  Total deposits                                               74,444,918    74,319,181

Accrued interest payable                                           95,542       108,678
Accrued expenses and other liabilities                            211,216       182,605
                                                              ------------  ------------
  Total liabilities                                               306,758       291,283
                                                              ------------  ------------

Shareholders' Equity:
  Common stock, $1 par value, authorized 10,000,000 shares,
    issued and outstanding 731,904 in 2004 and 2003               731,904       731,904
  Paid-in capital surplus                                       6,816,170     6,816,170
  Retained earnings                                             2,196,625     1,590,211
  Accumulated other comprehensive income (loss)                    (2,525)       48,519
                                                              ------------  ------------
    Total shareholders' equity                                  9,742,174     9,186,804
                                                              ------------  ------------
      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY              $84,493,850   $83,797,268
                                                              ============  ============

                                           CBC HOLDING COMPANY AND SUBSIDIARY
                               CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
------------------------------------------------------------------------------------------------------------------------
                                                                                         ACCUMULATED
                                                          PAID-IN                           OTHER
                                          COMMON          CAPITAL         RETAINED      COMPREHENSIVE
                                           STOCK          SURPLUS         EARNINGS      INCOME (LOSS)        TOTAL
                                      --------------  --------------  ---------------  ---------------  ----------------
BALANCE,  DECEMBER 31, 2001            $      731,904  $    6,816,170  $      533,135   $       75,034   $    8,156,243
    Cash dividends                                  -               -               -                -                -
  Comprehensive income:
    Net income                                      -               -         645,873                -          645,873
    Valuation allowance adjustment on
      securities available for sale                 -               -               -           51,628           51,628
                                                                                                        ----------------
        Total comprehensive income                                                                              697,501
                                      --------------  --------------  ---------------  ---------------  ----------------
BALANCE,  DECEMBER 31, 2002                   731,904       6,816,170       1,179,008          126,662        8,853,744
                                                                                                        ----------------
    Cash dividends                                  -               -         (73,190)               -          (73,190)
  Comprehensive income:
    Net income                                      -               -         484,393                -          484,393
    Valuation allowance adjustment on
      securities available for sale                 -               -               -          (78,143)         (78,143)
                                                                                                        ----------------
        Total comprehensive income                                                                              406,250
                                      --------------  --------------  ---------------  ---------------  ----------------
BALANCE, DECEMBER 31, 2003                    731,904       6,816,170       1,590,211           48,519        9,186,804
                                                                                                        ----------------
    Cash dividends                                  -               -         (73,190)               -          (73,190)
  Comprehensive income:
    Net income                                      -               -         679,604                -          679,604
    Valuation allowance adjustment on
      securities available for sale                 -               -               -          (51,044)         (51,044)
                                                                                                        ----------------
        Total comprehensive income                                                                              628,560
                                      --------------  --------------  ---------------  ---------------  ----------------
BALANCE, DECEMBER 31, 2004             $      731,904  $    6,816,170  $    2,196,625   $       (2,525)  $    9,742,174
                                      ==============  ==============  ===============  ===============  ================

                              CBC HOLDING COMPANY AND SUBSIDIARY
                              CONSOLIDATED STATEMENTS OF INCOME
---------------------------------------------------------------------------------------------
                                                                Years Ended December 31,
                                                           ----------------------------------
                                                               2004       2003        2002
                                                           ----------  ----------  ----------
INTEREST AND DIVIDEND INCOME:
  Interest and fees on loans                               $3,529,639  $3,534,981  $3,577,343
  Interest on securities:
    Taxable income                                            319,576     234,188     277,148
    Non-taxable income                                         69,022     102,740     104,243
  Income on federal funds sold                                 91,855     104,514      96,153
  Other interest income                                        60,213      33,512      30,056
                                                           ----------  ----------  ----------
    Total interest and dividend income                      4,070,305   4,009,935   4,084,943
                                                           ----------  ----------  ----------

INTEREST EXPENSE:
  Deposits                                                  1,139,738   1,375,046   1,530,891
  Other interest expense                                            -           -           -
                                                           ----------  ----------  ----------
      Total interest expense                                1,139,738   1,375,046   1,530,891
                                                           ----------  ----------  ----------

  Net interest income before provision for loan losses      2,930,567   2,634,889   2,554,052
  Less - provision for loan losses                            240,000     356,500     150,000
                                                           ----------  ----------  ----------
      Net interest income after provision for loan losses   2,690,567   2,278,389   2,404,052
                                                           ----------  ----------  ----------

NONINTEREST INCOME:
  Service charges on deposit accounts                         458,656     432,019     455,435
  Other service charges, commissions and fees                  72,376     107,722      83,172
  Gain on sales / calls of investment securities                1,748       2,166       1,311
  Other income                                                 56,662      27,821      35,857
                                                           ----------  ----------  ----------
    Total noninterest income                                  589,442     569,728     575,775
                                                           ----------  ----------  ----------

NONINTEREST EXPENSE:
  Salaries                                                    888,758     836,035     786,658
  Employee benefits                                           286,089     247,507     232,898
  Net occupancy expense                                       197,873     196,739     188,473
  Equipment rental and depreciation of equipment              192,088     165,269     169,609
  Other expenses                                              764,825     731,070     688,360
                                                           ----------  ----------  ----------
    Total noninterest expense                               2,329,633   2,176,620   2,065,998
                                                           ----------  ----------  ----------

INCOME BEFORE INCOME TAXES                                    950,376     671,497     913,829
  Provision for income taxes                                  270,772     187,104     267,956
                                                           ----------  ----------  ----------
NET INCOME                                                 $  679,604  $  484,393  $  645,873
                                                           ==========  ==========  ==========

EARNINGS PER SHARE:
  Basic                                                    $     0.93  $     0.66  $     0.88
                                                           ==========  ==========  ==========
  Diluted                                                  $     0.93  $     0.66  $     0.88
                                                           ==========  ==========  ==========

                                     CBC HOLDING COMPANY AND SUBSIDIARY
                                   CONSOLIDATED STATEMENTS OF CASH FLOWS
-----------------------------------------------------------------------------------------------------------
                                                                            Years Ended December 31,
                                                                   ----------------------------------------
                                                                       2004          2003          2002
                                                                   ------------  ------------  ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                         $   679,604   $   484,393   $   645,873
  Adjustments to reconcile net income to net cash provided by operating activities:
    Provision for loan losses                                          240,000       356,500       150,000
    Depreciation                                                       187,915       160,773       165,278
    Net amortization on securities                                     210,903        70,624        37,305
    Gain on sales / calls of investment securities                      (1,748)       (2,166)       (1,311)
    Changes in accrued income and other assets                          45,242       (24,124)      154,371
    Changes in accrued expenses and other liabilities                   41,770       (27,107)      (32,114)
                                                                   ------------  ------------  ------------
      Net cash provided by operating activities                      1,403,686     1,018,893     1,119,402
                                                                   ------------  ------------  ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Net change in loans to customers                                    (556,788)   (3,186,801)   (7,096,455)
  Purchase of available for sale securities                         (4,124,945)   (2,587,672)            -
  Proceeds from maturities/calls of available for sale securities    2,312,000     2,852,055     2,638,674
  Purchase of mortgage backed securities                                     -    (1,013,111)            -
  Proceeds from maturities/calls of mortgage backed securities       1,332,785             -             -
  Purchase of other debt securities                                   (300,000)     (500,000)            -
  Purchase of held to maturity securities                           (1,498,449)   (7,214,641)   (3,014,026)
  Proceeds from maturities/calls of held to maturity securities      1,000,000     4,034,672       500,000
  Purchases of Federal Home Loan Bank stock                             (1,700)            -             -
  Proceeds from redemption of Federal Home Loan Bank stock                   -        59,100             -
  Property and equipment expenditures                                 (190,225)     (295,331)      (87,430)
  Proceeds from sales of repossessed assets                             99,971        40,000             -
                                                                   ------------  ------------  ------------
      Net cash used in investing activities                         (1,927,351)   (7,811,729)   (7,059,237)
                                                                   ------------  ------------  ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net change in deposits                                               125,737    10,227,013     7,957,505
  Cash dividends paid                                                  (73,190)      (73,190)            -
                                                                   ------------  ------------  ------------
      Net cash provided by financing activities                         52,547    10,153,823     7,957,505
                                                                   ------------  ------------  ------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                  (471,118)    3,360,987     2,017,670
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                        14,234,909    10,873,922     8,856,252
                                                                   ------------  ------------  ------------
CASH AND CASH EQUIVALENTS, END OF YEAR                             $ 3,763,791   $ 4,234,909   $10,873,922
                                                                   ============  ============  ============

--------------------------------------------------------------------------------

A.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     ------------------------------------------

     1.   PRINCIPLES  OF  CONSOLIDATION  - The consolidated financial statements
          -----------------------------
          include the accounts of CBC Holding Company (the "Company") and its wholly owned subsidiary, Community Banking Company of Fitzgerald (the "Bank"). All significant intercompany balances and transactions have been eliminated in consolidation.

     2.   REPORTING  ENTITY  -  The  Company  was  incorporated  as  a  Georgia
          -----------------
          corporation on October 15, 1996 for the purpose of acquiring all of the issued and outstanding shares of common stock of the Bank. The Bank provides a variety of financial services to individuals and small businesses through its office in South Georgia. The Bank offers a full range of commercial and personal loans. The Bank makes loans to individuals for purposes such as home mortgage financing, personal vehicles, various consumer purchases and other personal and family needs. The Bank makes commercial loans to businesses for purposes such as providing equipment and machinery purchases, commercial real estate purchases and working capital. The Bank offers a full range of deposit services that are typically available from financial institutions, including NOW accounts, demand, savings and other time deposits. In addition, retirement accounts such as Individual Retirement Accounts are available. All deposit accounts are insured by the FDIC up to the maximum amount currently permitted by law.

     The consolidated financial statements include the accounts of the Company and the Bank. All material intercompany accounts and transactions have been eliminated in consolidation.

     3.   SECURITIES- The classification of securities is determined at the date
          ----------
          of purchase. Gains or losses on the sale of securities are recognized on a specific identification basis.

          Securities available for sale, primarily debt securities, are recorded at fair value with unrealized gains or losses (net of tax effect) excluded from earnings and reported as a component of shareholders' equity. Securities available for sale will be used as a part of the Company's interest rate risk management strategy and may be sold in response to changes in interest rates, changes in prepayment risk and other factors.

          Held to maturity securities, primarily debt securities are stated at cost, net of the amortization of premium and the accretion of discount. The Company intends and has the ability to hold such securities on a long-term basis or until maturity.

          Mortgage-backed securities represent participating interests in pools of long-term first mortgage loans originated and serviced by issuers of the securities. Mortgage-backed securities are carried at unpaid principal balances, adjusted for unamortized premiums and unearned discounts.

          The market value of securities is generally based on quoted market prices. If a quoted market price is not available, market value is estimated using quoted market prices for similar securities.

          Premiums and discounts are recognized in interest income using the interest method over the period to maturity.

     4.   LOANS  AND  INTEREST INCOME - Loans are stated at the amount of unpaid
          ---------------------------
          principal, reduced by net deferred loan fees, unearned discounts and a valuation allowance for possible loan losses. Interest on simple interest installment loans and other loans is calculated by using the simple interest method on daily balances of the principal amount outstanding. Loans are generally placed on non-accrual status when full payment of principal or interest is in doubt, or when they are past due 90 days as to either principal or interest. Senior management may grant a waiver from non-accrual status if a past due loan is well secured and in process of collection. A non-accrual loan may be restored to accrual status when all principal and interest amounts contractually due, including payments in arrears, are reasonably assured of repayment within a reasonable period, and there is a sustained period of performance by the borrower in accordance with the contractual terms of the loan. When interest accrual is discontinued, all unpaid accrued interest is reversed. Interest income is subsequently recognized only to the extent cash payments are received.

--------------------------------------------------------------------------------

     5.   ALLOWANCE FOR LOAN LOSSES - The allowance for loan losses is available
          -------------------------
          to absorb losses inherent in the credit extension process. The entire allowance is available to absorb losses related to the loan and lease portfolio and other extensions of credit, including off-balance sheet credit exposures. Credit exposures deemed to be uncollectible are charged against the allowance for loan losses. Recoveries of previously charged-off amounts are credited to the allowance for loan losses. Additions to the allowance for loan losses are made by charges to the provision for loan losses.

          The allowance for loan losses is maintained at a level, which, in management's judgment, is adequate to absorb credit losses inherent in the loan portfolio. The amount of the allowance is based on management's evaluation of the collectibility of the loan portfolio, including the nature of the portfolio, credit concentrations, trends in historical loss experience, specific impaired loans, economic conditions and other risks inherent in the portfolio. Allowances for impaired loans are generally determined based on collateral values or the present value of estimated cash flows. Although management uses available information to recognize losses on loans, because of uncertainties associated with local economic conditions, collateral values and future cash flows on impaired loans, it is reasonably possible that a material change could occur in the allowance for loan losses in the near term. However, the amount of the change that is reasonably possible cannot be estimated.

     A loan is considered impaired when, based on current information and events, it is probable that a creditor will not be able to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status, collateral value and the probability of collecting scheduled principal and interest payments when due. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower's prior payment record and the amount of the shortfall in relation to the principal and interest owed. Impairment is measured on a loan by loan basis by either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's obtainable market price, or the fair value of the collateral if the loan is collateral dependent. Substantially all of the Bank's loans, which have been identified as impaired, have been measured by the fair value of existing collateral.

     Large groups of smaller balance homogenous loans are collectively evaluated for impairment. Accordingly, the Company does not separately identify individual consumer loans for impairment disclosures.

     6.   PREMISES  AND  EQUIPMENT  - Premises and equipment are stated at cost,
          ------------------------
          less accumulated depreciation. Depreciation is charged to operating expenses over the estimated useful lives of the assets and is computed on the straight-line method. Costs of major additions and improvements are capitalized. Expenditures for maintenance and repairs are charged to operations as incurred. Gains or losses from disposition of property are reflected in operations and the asset account is reduced.

     7.   OTHER  REAL  ESTATE  OWNED  -  Other  real  estate  owned,  acquired
          --------------------------
          principally through foreclosure, is stated at the lower of cost or net realizable value. Loan losses incurred in the acquisition of these properties are charged against the allowance for possible loan losses at the time of foreclosure. Subsequent write-downs of other real estate owned are charged against the current period's expense.

     8.   INTANGIBLE  ASSETS  -  Prior to 2002, goodwill was amortized using the
          ------------------
          straight-line method over fifteen years. The original amount of goodwill was $2,692,939 and has an accumulated amortization at December 31, 2004 and 2003 of $1,024,812, resulting in an unamortized balance of $1,668,127. No amortization was charged to operations for the years ended December 31, 2004, 2003 and 2002. Financial Accounting Standard 142 became effective for the year ending December 31, 2002. Under this Standard, goodwill with an indefinite life is not amortized, but evaluated annually for impairment and to determine if its life is still indefinite. At December 31, 2004, goodwill had no impairment and still had an indefinite life; accordingly, no impairment loss is recorded for the year.

     9.   INCOME TAXES - The Company reports income under Statement of Financial
          ------------
          Accounting  Standards  No.

--------------------------------------------------------------------------------

          109, "Accounting for Income Taxes," which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

     The Company and the Bank file a consolidated income tax return. The Bank computes its income tax expense as if it filed an individual return except that it does not receive any portion of the surtax allocation. Any benefits or disadvantages of the consolidation are absorbed by the parent company. The Bank pays its allocation of federal income taxes to the parent company or receives payment from the parent company to the extent that tax benefits are realized.

     10.  CASH AND CASH EQUIVALENTS - For purposes of reporting cash flows, cash
          -------------------------
          and cash equivalents include cash on hand, amounts due from banks, highly liquid debt instruments purchased with an original maturity of three months or less and federal funds sold. Generally, federal funds are purchased and sold for one-day periods.

     11.  USE  OF  ESTIMATES  -  The  preparation  of  financial  statements  in
          ------------------
          conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          The determination of the adequacy of the allowance for loan losses is based on estimates that are particularly susceptible to significant changes in the economic environment and market conditions. In connection with the determination of the estimated losses on loans, management obtains independent appraisals for significant collateral.

          The Bank's loans are generally secured by specific items of collateral including real property, consumer assets and business assets. Although the Bank has a diversified loan portfolio, a substantial portion of its debtors' ability to honor their contracts is dependent on local economic conditions.

          While management uses available information to recognize losses on loans, further reductions in the carrying amounts of loans may be necessary based on changes in local economic conditions. In addition, regulatory agencies, as an integral part of their examination process, periodically review the estimated losses on loans. Such agencies may require the Bank to recognize additional losses based on their judgments about information available to them at the time of their examination. Because of these factors, it is reasonably possible that the estimated losses on loans may change materially in the near term. However, the amount of the change that is reasonably possible cannot be estimated.

     12.  ADVERTISING  COSTS  -  It  is  the  policy  of  the Company to expense
          ------------------
          advertising costs as they are incurred. The Company does not engage in any direct-response advertising and accordingly has no advertising costs reported as assets on its balance sheet.

--------------------------------------------------------------------------------

          Amounts charged to advertising expense are as follows:

                                       Years Ended December 31,
                                      -------------------------
                                        2004     2003     2002
                                      -------  -------  -------
          Advertising cost            $39,123  $42,810  $42,989

     13.  EARNINGS PER COMMON SHARE - Basic earnings per share represents income
          -------------------------
          available to common shareholders divided by the weighted-average number of common shares outstanding during the period. Diluted earnings per share reflects additional common shares that would have been outstanding if dilutive potential common shares had been issued, as well as any adjustment to income that would result from the assumed conversion. Potential common shares that may be issued by the Company relate solely to outstanding stock options, and are determined using the treasury stock method. The Company has no stock options outstanding at December 31, 2004.

          Earnings per common share have been computed based on the following:

                                                                   Years Ended December 31,
                                                                 ----------------------------
                                                                   2004      2003      2002
                                                                 --------  --------  --------
          Net income                                             $679,604  $484,393  $645,873
            Less:  preferred stock dividends                            -         -         -
                                                                 --------  --------  --------
            Net income applicable to common stock                $679,604  $484,393  $645,873
                                                                 ========  ========  ========
            Average number of common shares outstanding           731,904   731,904   731,904
            Effect of dilutive options, warrants, etc.                  -         -         -
                                                                 --------  --------  --------
            Average number of common shares outstanding
            used to calculate diluted earnings per common share   731,904   731,904   731,904
                                                                 ========  ========  ========

     14.  COMPREHENSIVE  INCOME  -  The  Corporation  adopted  SFAS  No.  130,
          ---------------------
          "Reporting Comprehensive Income" as of January 1, 1998. Accounting principles generally require that recognized revenue, expenses, gains and losses be included in net income. Although certain changes in assets and liabilities, such as unrealized gains and losses on available-for-sale securities, are reported as a separate component of the equity section of the balance sheet, such items, along with net income, are components of comprehensive income. The adoption of SFAS No. 130 had no effect on the Corporation's net income or shareholders' equity.

     The components of other comprehensive income and related tax effects are as follows:

                                                      Years Ended December 31,
                                                  --------------------------------
                                                     2004       2003       2002
                                                  ---------  ----------  ---------
          Unrealized holding gains (losses) on
            available-for-sale securities         $(79,087)  $(116,232)  $ 78,224

          Reclassification adjustment for gains
            realized in income                       1,748      (2,166)         -
                                                  ---------  ----------  ---------
          Net unrealized gains (losses)            (77,339)   (118,398)    78,224
          Tax effect                                26,295      40,255    (26,596)
                                                  ---------  ----------  ---------
          Net-of-tax amount                       $(51,044)  $ (78,143)  $ 51,628

     15.  RECLASSIFICATIONS  -  Certain  accounts  in  the  prior-year financial
          -----------------
          statements have been reclassified to conform with the presentation of current year financial statements.

--------------------------------------------------------------------------------

B. INVESTMENT SECURITIES
   ----------------------

     Debt and equity securities have been classified in the balance sheet according to management's intent. The following table reflects the amortized cost and estimated market values of investments in debt and equity securities held at December 31, 2004 and 2003. In addition, gross unrealized gains and gross unrealized losses are disclosed as of December 31, 2004 and 2003.

     The book and market values of securities AVAILABLE FOR SALE were:

                                                        AMORTIZED     UNREALIZED      UNREALIZED     ESTIMATED
                                                           COST          GAINS          LOSSES      MARKET VALUE
                                                      -------------  -------------  --------------  -------------
     DECEMBER 31, 2004
       Non-mortgage backed debt securities of :
         U.S. Treasury obligations                    $           -  $           -  $           -   $           -
         U.S. agencies                                    4,500,070              -        (36,270)      4,463,800
         State and political subdivisions                 1,428,008         25,418              -       1,453,426
         Other investments                                        -              -              -               -
                                                      -------------  -------------  --------------  -------------
           Total non-mortgage backed debt securities      5,928,078         25,418        (36,270)      5,917,226
       Mortgage backed securities                           795,047          7,026              -         802,073
       Equity securities                                          -              -              -               -
                                                      -------------  -------------  --------------  -------------
             Total                                    $   6,723,125  $      32,444  $     (36,270)  $   6,719,299
                                                      =============  =============  ==============  =============
     DECEMBER 31, 2003
       Non-mortgage backed debt securities of :
         U.S. Treasury obligations                    $           -  $           -  $           -   $           -
         U.S. agencies                                    2,035,495          7,650            (21)      2,043,124
         State and political subdivisions                 2,245,779         58,451              -       2,304,230
         Other investments                                        -              -              -               -
                                                                  -              -              -               -
           Total non-mortgage backed debt securities      4,281,274         66,101            (21)      4,347,354
       Mortgage backed securities                         1,265,132         15,498         (8,064)      1,272,566
       Equity securities                                          -              -              -               -
                                                                  -              -              -               -
             Total                                    $   5,546,406  $      81,599  $      (8,085)  $   5,619,920

--------------------------------------------------------------------------------

     The book and market values of securities HELD TO MATURITY were:

                                                      AMORTIZED   UNREALIZED    UNREALIZED     ESTIMATED
                                                         COST        GAINS        LOSSES     MARKET VALUE
                                                      ----------  -----------  ------------  -------------
     DECEMBER 31, 2004
       Non-mortgage backed debt securities of :
         U.S. Treasury obligations                    $        -  $         -  $         -   $           -
         U.S. agencies                                 4,335,484       14,344       (7,590)      4,342,238
         State and political subdivisions                      -            -            -               -
                                                      ----------  -----------  ------------  -------------
           Total non-mortgage backed debt securities   4,335,484       14,344       (7,590)      4,342,238
       Mortgage backed securities                      1,913,474            -      (23,317)      1,890,157
       Equity securities                                       -            -            -               -
                                                      ----------  -----------  ------------  -------------
             Total                                    $6,248,958  $    14,344  $   (30,907)  $   6,232,395
                                                      ==========  ===========  ============  =============
     DECEMBER 31, 2003
       Non-mortgage backed debt securities of :
         U.S. Treasury obligations                    $        -  $         -  $         -   $           -
         U.S. agencies                                 3,477,855       25,116         (511)      3,502,460
         State and political subdivisions                      -            -            -               -
                                                      ----------  -----------  ------------  -------------
           Total non-mortgage backed debt securities   3,477,855       25,116         (511)      3,502,460
       Mortgage backed securities                      3,178,367            -      (17,646)      3,160,721
       Equity securities                                       -            -            -               -
                                                      ----------  -----------  ------------  -------------
             Total                                    $6,656,222  $    25,116  $   (18,157)  $   6,663,181
                                                      ==========  ===========  ============  =============

     The  book  and  market  values  of  pledged  securities  were  as  follows:

                         December 31,
                   ------------------------
                       2004         2003
                   -----------  -----------
     Book value    $11,313,700  $10,279,432
                   ===========  ===========
     Market value  $11,295,617  $10,329,011
                   ===========  ===========

     At December 31, 2004, the bank had other debt securities in the form of two trust preferred securities in the amount of $1,000,000; one in the amount of $500,000 at a fixed rate of 6.25% through September 30, 2010, and another in the amount of $500,000 at a quarterly floating rate.

     The amortized cost and estimated market value of non-mortgage backed debt securities held to maturity and available for sale at December 31, 2004 and 2003, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

--------------------------------------------------------------------------------

                                                AVAILABLE FOR SALE
                                          --------------------------------
                                                              Estimated
                                           Amortized Cost    Market Value
                                          ---------------  ---------------
DECEMBER 31, 2004
Non-mortgage backed securities:
  Due in one year or less                 $       500,084  $       500,269
  Due after one year through five years         4,426,289        4,415,557
  Due after five years through ten years        1,001,705        1,001,400
  Due after ten years                                   -                -
                                          ---------------  ---------------
    Total non-mortgage backed securities  $     5,928,078  $     5,917,226
                                          ===============  ===============

                                                              Estimated
                                           Amortized Cost    Market Value
                                          ---------------  ---------------
DECEMBER 31, 2003
Non-mortgage backed securities:
  Due in one year or less                 $     1,071,000  $     1,082,202
  Due after one year through five years         2,172,456        2,225,464
  Due after five years through ten years        1,037,818        1,039,688
  Due after ten years                                   -                -
                                          ---------------  ---------------
    Total non-mortgage backed securities  $     4,281,274  $     4,347,354
                                          ===============  ===============

                                                 HELD TO MATURITY
                                          --------------------------------
                                                              Estimated
                                           Amortized Cost    Market Value
                                          ---------------  ---------------
DECEMBER 31, 2004
Non-mortgage backed securities:
  Due in one year or less                 $     1,499,761  $     1,496,648
  Due after one year through five years         1,989,843        1,988,300
  Due after five years through ten years          483,404          495,500
  Due after ten years                             362,476          361,790
                                          ---------------  ---------------
    Total non-mortgage backed securities  $     4,335,484  $     4,342,238
                                          ===============  ===============

                                                              Estimated
                                           Amortized Cost    Market Value
                                          ---------------  ---------------
DECEMBER 31, 2003
Non-mortgage backed securities:
  Due in one year or less                 $             -  $             -
  Due after one year through five years         2,966,609        3,012,615
  Due after five years through ten years          481,246          489,845
  Due after ten years                                   -                -
                                          ---------------  ---------------
    Total non-mortgage backed securities  $     3,447,855  $     3,502,460
                                          ===============  ===============

     The market value is established by an independent pricing service as of the approximate dates indicated. The differences between the book value and market value reflect current interest rates and represent the potential loss (or gain) had the portfolio been liquidated on that date. Security losses (or gains) are realized only in the event of dispositions prior to maturity.

     At December 31, 2004 and 2003, the Company did not hold investment securities of any single issuer, other than obligations of the U. S. Treasury and other U. S. Government agencies, whose aggregate book value exceeded ten percent of shareholders' equity.

--------------------------------------------------------------------------------

     Information pertaining to securities with gross unrealized losses, aggregated by investment category and length of time that individual securities have been in a continuous loss position, follows:


                                                                      December 31, 2004
                                                    ------------------------------------------------------
                                                      Less Than Twelve Months    More Than Twelve Months
                                                    --------------------------  --------------------------
                                                    Unrealized     Estimated    Unrealized     Estimated
     SECURITIES AVAILABLE FOR SALE                    Losses     Market Value     Losses     Market Value
     ---------------------------------------------  -----------  -------------  -----------  -------------
     Non-mortgage backed debt securities of :
       U.S. Treasury obligations                    $         -  $           -  $         -  $           -
       U.S. agencies                                     37,646      3,964,250            -              -
       State and political subdivisions                       -              -            -              -
       Other investments                                      -              -            -              -
                                                    -----------  -------------  -----------  -------------
         Total non-mortgage backed debt securities       37,646      3,964,250            -              -
     Mortgage backed securities                               -              -        2,713        274,502
     Equity securities                                        -              -            -              -
                                                    -----------  -------------  -----------  -------------
           Total                                    $    37,646  $   3,964,250  $     2,713  $     274,502
                                                    ===========  =============  ===========  =============

     SECURITIES HELD TO MATURITY
     ---------------------------------------------
     Non-mortgage backed debt securities of :
       U.S. Treasury obligations                    $         -  $           -  $         -  $           -
       U.S. agencies                                      7,590      2,847,187            -              -
       State and political subdivisions                       -              -            -              -
       Other investments                                      -              -            -              -
                                                    -----------  -------------  -----------  -------------
         Total non-mortgage backed debt securities        7,590      2,847,187            -              -
     Mortgage backed securities                          11,727        823,421       11,590      1,066,737
     Equity securities                                        -              -            -              -
                                                    -----------  -------------  -----------  -------------
           Total                                    $    19,317  $   3,670,608  $    11,590  $   1,066,737
                                                    ===========  =============  ===========  =============

     Management evaluates securities for other-than-temporary impairment at least on a quarterly basis, and more frequently when economic or market concerns warrant such evaluation. Consideration is given to (1) the length of time and the extent to which the fair value has been less than cost, (2) the financial condition and near-term prospects of the issuer, and (3) the intent and ability of the Company to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value.

     At December 31, 2004, no debt securities have unrealized losses with aggregate depreciation of 5% from the Company's amortized cost basis. In analyzing an issuer's financial condition, management considers whether the securities are issued by the federal government or its agencies, whether downgrades by bond rating agencies have occurred, and industry analysts' reports. As management has the ability to hold debt securities until maturity, or for the foreseeable future if classified as available for sale, no declines are deemed to be other than temporary.

--------------------------------------------------------------------------------

C. LOANS
   -----

     The following is a summary of the loan portfolio by principal categories at December 31, 2004 and 2003:

                                              December 31,
                                       --------------------------
                                           2004          2003
                                       ------------  ------------
     Commercial                        $18,186,589   $17,853,755
     Real estate - commercial            9,087,000     8,873,000
     Real estate - construction             93,000       399,000
     Real estate - mortgage             17,114,000    17,421,000
     Installment loans to individuals    8,683,000     8,225,000
                                       ------------  ------------
       Total Loans                      53,163,589    52,771,755
     Less:
       Unearned discount                         -             -
       Allowance for loan losses          (855,612)     (780,566)
                                       ------------  ------------
         Loans, net                    $52,307,977   $51,991,189
                                       ============  ============

     Overdrafts  included  in  loans  were  as  follows:

                         December 31,
                      -----------------
                        2004     2003
                      --------  -------
     Overdrafts       $157,343  $82,300

D. ALLOWANCE FOR LOAN LOSSES
   ----------------------------

     A summary of changes in allowance for loan losses of the Company for the years ended December 31, 2004, 2003 and 2002 is as follows:

                                                              December 31,
                                                   ---------------------------------
                                                      2004        2003       2002
                                                   -----------  ---------  ---------
     Beginning Balance                             $  780,566   $606,601   $549,795
     Add - Provision for possible loan losses         240,000    356,500    150,000
                                                   -----------  ---------  ---------
       Subtotal                                     1,020,566    963,101    699,795
                                                   -----------  ---------  ---------
     Less:
       Loans charged off                              180,598    207,354    109,503
       Recoveries on loans previously charged off     (15,644)   (24,819)   (16,309)
                                                   -----------  ---------  ---------
         Net loans charged off                        164,954    182,535     93,194
                                                   -----------  ---------  ---------
 Balance, end of year                              $  855,612   $780,566   $606,601
                                                   ===========  =========  =========

--------------------------------------------------------------------------------

     The following is a summary of information pertaining to impaired and non-accrual loans:

                                                                     December 31,
                                                                  ------------------
                                                                    2004      2003
                                                                  --------  --------
     Impaired loans without a valuation allowance                 $      -  $      -
     Impaired loans with a valuation allowance                           -         -
                                                                  --------  --------
     Total impaired loans                                         $      -  $      -
                                                                  ========  ========
     Valuation allowance related to impaired loans                $      -  $      -

     Total non-accrual loans                                      $182,000  $207,807
     Total loans past-due ninety days or more and still accruing  $156,000  $131,000

                                                       Years Ended December 31,
                                                   -------------------------------
                                                      2004       2003      2002
                                                   ---------  ---------  ---------
     Average investment in impaired loans          $       -  $       -  $       -
     Interest income recognized on impaired loans  $       -  $       -  $       -
     Interest income recognized on a cash
       basis on impaired loans                     $       -  $       -  $       -

E.     BANK  PREMISES  AND  EQUIPMENT
       ------------------------------

     The following is a summary of asset classifications and depreciable lives for the Company:

                                                                               December 31,
                                                               --------------------------------------------
                                         Useful Lives (Years)           2004                  2003
                                         --------------------  ---------------------  ---------------------
     Land                                                      $            587,048   $            587,047
     Banking house and improvements              8-40                     1,399,617              1,372,943
     Furniture and fixtures                      5-10                       772,203                784,666
     Software                                      3                        157,915                261,455
                                                               ---------------------  ---------------------
       Total                                                              2,916,783              3,006,111
       Less - accumulated depreciation                                     (909,011)            (1,000,650)
                                                               ---------------------  ---------------------
         Bank premises and equipment, net                      $          2,007,772   $          2,005,461
                                                               =====================  =====================



     Depreciation  included  in  operating  expenses  was  as  follows:

                                 Years Ended December 31,
                             -------------------------------
                                2004       2003       2002
                             ----------  --------  ---------
     Depreciation            $  187,915  $160,773  $ 165,278

--------------------------------------------------------------------------------

F. DEPOSITS
   --------

     The aggregate amount of time deposits exceeding $100,000 and deposit liabilities in NOW accounts are as follows:

                                                   December 31,
                                            ------------------------
                                                2004         2003
                                            -----------  -----------
     Time deposits exceeding $100,000       $13,225,826  $14,121,025
     NOW Accounts                            15,335,940   10,369,027

     The  scheduled  maturities  of  time  deposits  are  as  follows:

                                  December 31, 2004
                                  ------------------
     2005                         $       21,174,897
     2006                                  4,500,249
     2007                                  1,807,706
     2008                                  5,175,821
     2009 and thereafter                     956,900
                                  ------------------
       Total time deposits        $       33,615,573
                                  ==================

G.   SHORT-TERM BORROWINGS
     ----------------------

     The Bank had a line of credit for federal funds purchased of $2,900,000 with correspondent institutions as of December 31, 2004. At December 31, 2004, there was no outstanding balance on this line of credit.

     The Bank had no advances from the Federal Home Loan Bank (FHLB) at December 31, 2004 and 2003. Stock in FHLB, with a carrying value of $167,600 at December 31, 2004 was pledged to FHLB as collateral in the event the Bank requests future advances. The Bank is required to maintain a minimum investment in FHLB stock of the lesser of 0.2% of total assets or $25,000,000, plus 4.5% of total advances while the advance agreement is in effect.

H.   INCOME TAXES
     -------------

     The provision for income taxes for the year ended December 31, 2004, 2003 and 2002 are as follows:

                                               Years Ended December 31,
                                            -------------------------------
                                              2004       2003       2002
                                            --------  ---------  ----------
     Current tax expense                    $228,959  $ 177,250  $  222,612
     Deferred tax expense                     41,813      9,854      45,344
                                            --------  ---------  ----------
       Net provision for income taxes       $270,772  $ 187,104  $  267,956
                                            ========  =========  ==========

     Deferred income taxes are reflected for certain timing differences between book and taxable income and will be reduced in future years as these timing differences reverse. The reasons for the difference between the actual tax expense and tax computed at the federal income tax rate are as follows:

--------------------------------------------------------------------------------

                                                                        Years Ended December 31,
                                                                   ----------------------------------
                                                                      2004        2003       2002
                                                                   ----------  ---------  -----------
     Tax on pretax income at statutory rate                        $ 322,299   $228,309   $  310,702
     Non-deductible business meals and entertainment                   1,363        801          396
     Non-deductible interest expense related to tax-exempt income      1,652      3,372        4,244
     Non-deductible social club dues                                     704        816          979
     Tax-exempt interest income                                      (26,024)   (34,932)     (35,443)
     Effect of deferred tax attributes                               (29,222)   (11,262)     (12,922)
                                                                   ----------  ---------  -----------
       Total                                                       $ 270,772   $187,104   $  267,956
                                                                   ==========  =========  ===========
     Net effective tax rate                                             28.5%      27.9%        29.3%
                                                                   ==========  =========  ===========

     The sources and tax effects of temporary differences that give rise to significant portions of deferred income tax assets (liabilities) are as follows:

                                                                Years Ended December 31,
                                                           ----------------------------------
                                                              2004        2003        2002
                                                           ----------  ----------  ----------
     Deferred Income Tax Assets:
       Unrealized losses on securities available for sale  $   1,301   $       -   $       -
       Provision for loan losses                             134,690     126,581      75,344
       Deferred compensation                                       -           -           -
       Organizational costs                                        -           -           -
                                                           ----------  ----------  ----------
         Total deferred tax assets                           135,991     126,581      75,344
                                                           ----------  ----------  ----------
     Deferred Income Tax Liabilities:
       Depreciation                                          (81,245)    (70,568)    (63,376)
       Amortization - goodwill                              (154,144)   (114,899)    (61,000)
       Unrealized gains on available for sale securities           -     (24,995)    (65,250)
                                                           ----------  ----------  ----------
         Total deferred tax liabilities                     (235,389)   (210,462)   (189,626)
                                                           ----------  ----------  ----------
           Net deferred tax liability                      $ (99,398)  $ (83,881)  $(114,282)
                                                           ==========  ==========  ==========

I.   EMPLOYEE BENEFIT PLANS
     ------------------------

     The Company has a 401(k)-plan covering substantially all of its employees meeting age and length-of-service requirements. Matching contributions to the plan are at the discretion of the Board of Directors. Retirement plan expenses for administrative fees charged to operations and Company matching contributions were as follows:

                                              Years Ended December 31,
                                          -------------------------------
                                             2004      2003       2002
                                          ---------  --------  ----------
     Administrative fees                  $   2,889  $  3,024  $    2,795
     Company matching contributions          33,483    24,361      25,822

--------------------------------------------------------------------------------

J.   LIMITATION ON DIVIDENDS
     -----------------------

     The Board of Directors of any state-chartered bank in Georgia may declare and pay cash dividends on its outstanding capital stock without any request for approval of the Bank's regulatory agency if the following conditions are met:

          1) Total classified assets at the most recent examination of the bank do not exceed eighty (80) percent of equity capital.

          2) The aggregate amount of dividends declared in the calendar year does not exceed fifty (50) percent of the prior year's net income.

          3) The ratio of equity capital to adjusted total assets shall not be less than six (6) percent.

     As of January 1, 2005, the amount available for dividends without regulatory consent was $362,863.

K.   FINANCIAL INSTRUMENTS
     ----------------------

     The Bank is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit and standby letters of credit. Those instruments involve, to varying degrees, elements of credit risk and interest rate risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of those instruments reflect the extent of involvement the Bank has in those particular financial instruments.

     The Bank's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual notional amount of those instruments. The Bank uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments.

     The Bank does require collateral or other security to support financial instruments with credit risk.

                                                                           Contract or
                                                                         Notional Amount
                                                                         ----------------
     Financial instruments whose contract amount represent credit risk:
       Commitments to extend credit                                      $     10,396,000
       Standby letters of credit                                                  160,000
                                                                         ----------------
         Total                                                           $     10,556,000
                                                                         ================

     Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Bank evaluates each customer's creditworthiness on a case-by-case basis. The amount of collateral obtained if deemed necessary by the Bank upon extension of credit is based on management's credit evaluation. Collateral held varies but may include accounts receivable, inventory, property, plant and equipment and income-producing commercial properties.

     Standby letters of credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements, including commercial paper, bond financing and similar transactions. All letters of credit are due within one year of the original commitment date. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers.

L.   COMMITMENTS AND CONTINGENCIES
     -------------------------------

--------------------------------------------------------------------------------

     In the ordinary course of business, the Company has various outstanding commitments and contingent liabilities that are not reflected in the accompanying consolidated financial statements.

          M.   RELATED PARTY TRANSACTIONS
               ----------------------------

     In the ordinary course of business, the Company, through the Bank, has direct and indirect loans outstanding to or for the benefit of certain executive officers and directors. These loans were made on substantially the same terms as those prevailing, at the time made, for comparable loans to other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

     The following is a summary of activity during 2004 with respect to such loans to these individuals:

     Balances at Beginning of Year       $1,312,355
       New loans                            887,047
       Repayments                         1,286,675
                                         ----------
     Balances at End of Year             $  912,727
                                         ==========

     In addition to the above outstanding balances, there are loan commitments of $2,352,758 available to certain executive officers and directors that were unused as of December 31, 2004.

     The Bank also had deposits from these related parties of approximately $3,265,000 at December 31, 2004.

N.   DISCLOSURES RELATING TO STATEMENT OF CASH FLOWS
     -----------------------------------------------------

     Interest and Income Taxes - Cash paid during the period for interest and
     -------------------------
     income taxes was as follows:

                                                    Years Ended December 31,
                                               ----------------------------------
                                                  2004        2003        2002
                                               ----------  ----------  ----------
     Interest on deposits and borrowings       $1,152,874  $1,411,775  $1,584,201
                                               ==========  ==========  ==========
     Income taxes, net                         $  152,250  $  226,712  $  182,229
                                               ==========  ==========  ==========

     Other Noncash Transactions - Noncash transactions relating to investing and
     --------------------------
     financing activities were as follows:

                                                                       Years Ended December 31,
                                                                   ---------------------------------
                                                                      2004        2003       2002
                                                                   ----------  ---------  ----------
     Changes in unrealized gain/loss on investments                $ (51,044)  $(78,143)  $   51,628
                                                                   ==========  =========  ==========
     Transfer of loans to other real estate and other assets       $       -   $164,971   $        -
                                                                   ==========  =========  ==========

O.   FAIR VALUES OF FINANCIAL INSTRUMENTS
     ----------------------------------------

     SFAS  No.  107,  Disclosures  about  Fair  Value  of  Financial Instruments
                      ----------------------------------------------------------
     requires disclosure of fair value information about financial instruments, whether or not recognized on the face of the balance sheets, for which it is practicable to estimate that value. The assumptions used in the estimation of the fair value of Bank's financial instruments are detailed below. Where quoted prices are not available, fair values are based on estimates using discounted cash flows and other valuation techniques. The use of discounted cash flows can be significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. The following disclosures should not be considered as representative of the liquidation value of the Bank, but rather a good-faith estimate of the increase or decrease in value of financial instruments held by the Bank since purchase, origination, or issuance.

     Cash  and  Short-Term Investments - For cash, due from banks, federal funds
     ---------------------------------
     sold and interest-bearing deposits with other banks, the carrying amount is a reasonable estimate of fair value.

--------------------------------------------------------------------------------

     Investment  Securities Held to Maturity and Securities Available for Sale -
     -------------------------------------------------------------------------
     Fair  values  for  investment securities are based on quoted market prices.

     Loans and Mortgage Loans Held for Sale - The fair value of fixed rate loans
     --------------------------------------
     is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. For variable rate loans, the carrying amount is a reasonable estimate of fair value.

     Deposit  Liabilities  - The fair value of demand deposits, savings accounts
     --------------------
     and certain money market deposits is the amount payable on demand at the reporting date. The fair value of fixed maturity certificates of deposit is estimated by discounting the future cash flows using the rates currently offered for deposits of similar remaining maturities.

     Federal  Funds  Purchased  -  The carrying value of federal funds purchased
     -------------------------
     approximates  their  fair  value.

     FHLB  Advances  -  The  fair  value of the Bank's fixed rate borrowings are
     --------------
     estimated using discounted cash flows, based on Bank's current incremental borrowing rates for similar types of borrowing arrangements.

     Long-Term  Debt  and  Convertible Subordinated Debentures - Rates currently
     ---------------------------------------------------------
     available to the Bank for debt with similar terms and remaining maturities are used to estimate fair value of existing debt.

     Commitments  to  Extend  Credit,  Standby  Letters  of Credit and Financial
     ---------------------------------------------------------------------------
     Guarantees  Written  -  Because  commitments  to  extend credit and standby
     -------------------
     letters of credit are made using variable rates, the contract value is a reasonable estimate of fair value.

     Limitations  -  Fair  value estimates are made at a specific point in time,
     -----------
     based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Bank's entire holdings of a particular financial instrument. Because no market exists for a significant portion of the Bank's financial instruments, fair value estimates are based on many judgments. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

     Fair value estimates are based on existing on and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and liabilities that are not considered financial instruments. Significant assets and liabilities that are not considered financial instruments include the mortgage banking operation, brokerage network, deferred income taxes, premises and equipment and goodwill. In addition, the tax ramifications related to the realization of the unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

--------------------------------------------------------------------------------

     The carrying amount and estimated fair values of the Bank subsidiary's financial instruments at December 31, 2004 and 2003 are as follows:

                                                             December 31,
                                          --------------------------------------------------
                                                    2004                      2003
                                          ------------------------  ------------------------
                                           CARRYING    ESTIMATED     CARRYING     STIMATED
                                            AMOUNT     FAIR VALUE     AMOUNT     FAIR VALUE
                                          -----------  -----------  -----------  -----------
      ASSETS:
        Cash and short-term investments   $13,763,791  $13,763,791  $14,234,909  $14,234,909
        Securities available for sale       6,719,299    6,719,299    5,619,920    5,619,920
        Securities held to maturity         6,248,958    6,232,395    6,656,222    6,663,181
        Loans                              53,163,589   52,897,771   52,771,755   53,409,013
      LIABILITIES:
        Deposits                           74,444,918   74,817,143   74,319,181   73,897,299
      UNRECOGNIZED FINANCIAL INSTRUMENTS:
        Commitments to extend credit       10,396,000   10,396,000    9,453,775    9,453,775
        Standby letters of credit             160,000      160,000      248,425      248,425

P.   CREDIT RISK CONCENTRATION
     ---------------------------

     The Bank grants agribusiness, commercial and residential loans to customers. Although the Bank has a diversified loan portfolio, a substantial portion of its debtors' ability to honor their contracts is dependent on the area's economic stability. The primary trade area for the Bank is generally that area within fifty miles in each direction.

     The distribution of commitments to extend credit approximates the distribution of loans outstanding. Commercial and standby letters of credit were granted primarily to commercial borrowers. The Bank, as a matter of policy, does not extend credit in excess of the legal lending limit to any single borrower or group of related borrowers.

     The Company's bank subsidiary maintains its cash balances in five financial institutions. Accounts at each institution are secured by the Federal Deposit Insurance Corporation up to $100,000. There were uninsured balances of $18,334 and $8,896 as of December 31, 2004 and 2003, respectively.

Q.   OPERATING EXPENSES
     -------------------

     Components of other operating expenses greater than 1% of total interest income and other income for the periods ended December 31, 2004, 2003 and 2002 are as follows:

                                           Years Ended December 31,
                                        ------------------------------
                                           2004      2003      2002
                                        ---------  --------  ---------
     Data processing                    $  94,242  $ 81,618  $  72,182
     Advertising                           39,123    42,810     42,989
     Printing, stationary and supplies     83,618    79,020     70,824
     Directors fees                        74,400    69,400     58,800

--------------------------------------------------------------------------------

R.   REGULATORY MATTERS
     -------------------

     The Bank is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Bank's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank's assets, liabilities and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank's capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

     Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios (set forth in the table below) of total risk-based and Tier I capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier I capital (as defined) to average assets (as defined). Management believes, as of December 31, 2004, the Bank meets all capital adequacy requirements to which it is subject. As of December 31, 2004, the most recent notification from the State Department of Banking and Finance categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized the Bank must maintain minimum total risk-based, and Tier I leverage ratios as set forth in the table. There are no conditions or events since that notification that management believes have changed the institution's category.

     The Bank's actual capital amounts and ratios are presented in the following table.

                                                                                    To Be Well Capitalized
                                                             For Capital            Under Prompt Corrective
                                         Actual           Adequacy Purposes            Action Provisions
                                   ------------------  ----------------------  ---------------------------------

                                     Amount    Ratio     Amount         Ratio     Amount              Ratio
                                   ----------  ------  ----------       ------  -----------       --------------
     DECEMBER 31, 2004
     Total Risk-Based Capital To
     (Risk-Weighted Assets)        $8,748,000  15.73%  $4,449,078    >    8.0%  $ 5,561,348    >           10.0%
                                                                     -                         -

     Tier I Capital To
     (Risk-Weighted Assets)         8,051,000  14.48%   2,224,033    >    4.0%    3,336,050    >            6.0%
                                                                     -                         -

     Tier I Capital To
     (Average Assets)               8,051,000  10.16%   3,169,685    >    4.0%    3,962,106    >            5.0%
                                                                     -                         -

     DECEMBER 31, 2003

     Total Risk-Based Capital To
     (Risk-Weighted Assets)        $8,108,000  14.63%  $4,433,630    >    8.0%  $ 5,542,037    >           10.0%
                                                                     -                         -

     Tier I Capital To
     (Risk-Weighted Assets)         7,414,000  13.38%   2,216,442    >    4.0%    3,324,664    >            6.0%
                                                                     -                         -

     Tier I Capital To
     (Average Assets)               7,414,000   9.21%   3,219,978    >    4.0%    4,024,973    >            5.0%
                                                                     -                         -

--------------------------------------------------------------------------------

S.   SEGMENT REPORTING
     ------------------

     Reportable segments are strategic business units that offer different products and services. Reportable segments are managed separately because each segment appeals to different markets and, accordingly, requires different technology and marketing strategies.

     The Company and its subsidiary do not have any separately reportable operating segments. The entire operations of the Company are managed as one operation.

T.   QUARTERLY DATA - UNAUDITED
     --------------------------

                                                                    UNAUDITED QUARTERLY DATA
                                                                      YEARS ENDED DECEMBER 31
                                -------------------------------------------------------------------------------------------------
                                                     2004                                                2003
                                ------------------------------------------------  -----------------------------------------------
                                  Fourth        Third       Second      First       Fourth      Third       Second       First
                                  Quarter      Quarter     Quarter     Quarter     Quarter     Quarter      Quarter     Quarter
                                -----------  -----------  ----------  ----------  ----------  ----------  -----------  ----------
Interest and dividend income    $1,055,655   $1,026,560   $ 998,720   $ 989,370   $ 996,179   $ 998,827   $1,019,916   $ 995,013
Interest expense                  (294,719)    (267,612)   (272,559)   (304,848)   (324,019)   (338,536)    (366,066)   (346,425)
                                -----------  -----------  ----------  ----------  ----------  ----------  -----------  ----------
Net interest income                760,936      758,948     726,161     684,522     672,160     660,291      653,850     648,588
Provision for loan losses          (60,000)     (60,000)    (60,000)    (60,000)   (210,000)    (60,000)     (44,500)    (42,000)
                                -----------  -----------  ----------  ----------  ----------  ----------  -----------  ----------

Net interest income after
  provision for loan loss          700,936      698,948     666,161     624,522     462,160     600,291      609,350     606,588
Noninterest income (charges)       157,427      155,945     133,443     142,627     121,108     146,202      133,540     168,878
Noninterest expenses              (586,889)    (573,671)   (600,642)   (568,431)   (558,417)   (532,189)    (562,367)   (523,647)
                                -----------  -----------  ----------  ----------  ----------  ----------  -----------  ----------

Income before income taxes         271,474      281,222     198,962     198,718      24,851     214,304      180,523     251,819
Provision for income taxes         (78,760)     (82,977)    (55,201)    (53,834)      3,495     (61,322)     (52,647)    (76,630)
                                -----------  -----------  ----------  ----------  ----------  ----------  -----------  ----------
Net Income                      $  192,714   $  198,245   $ 143,761   $ 144,884   $  28,346   $ 152,982   $  127,876   $ 175,189
                                ===========  ===========  ==========  ==========  ==========  ==========  ===========  ==========

Earnings per common share:
  Basic                               0.26         0.27        0.20        0.20        0.04        0.21         0.17        0.24
                                ===========  ===========  ==========  ==========  ==========  ==========  ===========  ==========
  Diluted                             0.26         0.27        0.20        0.20        0.04        0.21         0.17        0.24
                                ===========  ===========  ==========  ==========  ==========  ==========  ===========  ==========

--------------------------------------------------------------------------------

U.   CONDENSED FINANCIAL STATEMENTS (PARENT COMPANY ONLY)
     ---------------------------------------------------------

     Condensed parent company financial information on CBC Holding Company at December 31, 2004 and 2003, is as follows:

                                                                       As of December 31,
                                                                     -----------------------
                                                                         2004        2003
                                                                     -----------  ----------
      ASSETS
       Cash in subsidiary                                            $   22,146   $   51,878
       Investment in subsidiary, at equity in underlying net assets   9,716,267    9,131,585
       Accrued income and other assets                                   32,720       47,750
                                                                     -----------  ----------
         Total Assets                                                 9,771,133    9,231,213
                                                                     ===========  ==========
     LIABILITIES
       Other expenses and accrued liabilities                        $   28,959   $   44,409
                                                                     -----------  ----------
     SHAREHOLDERS' EQUITY
       Common stock, $1 par value; authorized  10,000,000 shares,
         issued and outstanding 731,904 in 2004 and 2003                731,904      731,904
       Additional paid-in capital surplus                             6,816,170    6,816,170
       Retained earnings                                              2,196,625    1,590,211
       Accumulated other comprehensive income                            (2,525)      48,519
                                                                     -----------  ----------
         Total shareholders' equity                                   9,742,174    9,186,804
                                                                     -----------  ----------
           Total Liabilities and Shareholders' Equity                $9,771,133   $9,231,213
                                                                     ===========  ==========

                                                                        Years Ended December 31,
                                                                 -------------------------------------
                                                                     2004        2003         2002
                                                                 -----------  -----------  -----------
     REVENUES
       Dividend income                                           $   90,000   $   75,000   $        -
                                                                 -----------  -----------  -----------
     EXPENSES
       Other                                                         69,882       42,339       36,799
                                                                 -----------  -----------  -----------
     INCOME (LOSS) BEFORE TAXES AND EQUITY INCOME OF SUBSIDIARY      20,118       32,661      (36,799)
       Benefit of income taxes                                       23,761       14,341       12,389
                                                                 -----------  -----------  -----------
     INCOME (LOSS) BEFORE EQUITY INCOME OF SUBSIDIARY                43,879       47,002      (24,410)
       Equity in undistributed income of subsidiary                 635,725      437,391      670,283
                                                                 -----------  -----------  -----------
     NET INCOME                                                     679,604      484,393      645,873
     RETAINED EARNINGS, BEGINNING                                 1,590,211    1,179,008      533,135
       Cash dividends                                               (73,190)     (73,190)           -
                                                                 -----------  -----------  -----------
     RETAINED EARNINGS, ENDING                                   $2,196,625    1,590,211   $1,179,008
                                                                 ===========  ===========  ===========

--------------------------------------------------------------------------------

                                                                    Years Ended December 31,
                                                               ----------------------------------
                                                                  2004        2003        2002
                                                               ----------  ----------  ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                   $ 679,604   $ 484,393   $ 645,873
  Adjustments to reconcile net income to net cash provided by
  (used in) operating activities:
  Equity in undistributed income of subsidiary                  (635,726)   (437,391)   (670,283)
  Net change in operating assets and liabilities:
    Accrued income and other assets                               15,030     (47,750)     39,174
    Accrued expenses and other liabilities                       (15,450)     38,200     (30,105)
                                                               ----------  ----------  ----------
      Net cash provided by (used in) operating activities         43,458      37,452     (15,341)
                                                               ----------  ----------  ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Cash dividends paid                                            (73,190)    (73,190)          -
                                                               ----------  ----------  ----------
      Net cash used in financing activities                      (73,190)    (73,190)          -
                                                               ----------  ----------  ----------
NET DECREASE IN CASH AND CASH EQUIVALENTS                        (29,732)    (35,738)    (15,341)
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                    51,878      87,616     102,957
                                                               ----------  ----------  ----------
CASH AND CASH EQUIVALENTS AT END OF YEAR                       $  22,146   $  51,878   $  87,616
                                                               ==========  ==========  ==========

--------------------------------------------------------------------------------

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion of financial condition as of December 31, 2004 compared to December 31, 2003, and the results of operations for the year ended December 31, 2004 compared to the year ended December 31, 2003 should be read in conjunction with the condensed financial statements and accompanying footnotes appearing in this report.

Advisory Note Regarding Forward-Looking Statements
This 2004 Annual Report contains forward-looking statements that are not historical facts and are subject to the safe harbor created by the Private
Securities Litigation Reform Act of 1995. We caution readers of this report that such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of us to be materially different from those expressed or implied by such forward-looking statements. Although we believe that our expectations of future performance is based on reasonable assumptions within the bounds of our knowledge of our business and operations, there can be no assurance that actual results will not differ materially from our expectations.

Factors which could cause actual results to differ from expectations include, among other things:

     - the challenges, costs and complications associated with the continued development of our branches;
     - the potential that loan charge-offs may exceed the allowance for loan losses or that such allowance will be increased as a result of factors beyond the control of us;
     -    our dependence on senior management;
     - competition from existing financial institutions operating in our market areas as well as the entry into such areas of new competitors with greater resources, broader branch networks and more comprehensive services;
     - adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions);
     -    changes in deposit rates, the net interest margin and funding sources;
     -     inflation,  interest  rate,  market  and  monetary  fluctuations;
     - risks inherent in making loans including repayment risks and value of collateral;
     - the strength of the United States economy in general and the strength of the local economies in which we conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on our loan portfolio and allowance for loan losses;
     -    fluctuations in consumer spending and saving habits;
     -    the demand for our products and services;
     -    technological changes;
     - the challenges and uncertainties in the implementation of our expansion and development strategies;
     -    the ability to increase market share;
     -    the adequacy of expense projections and estimates of impairment loss;
     - the impact of changes in accounting policies by the Securities and Exchange Commission;
     -    unanticipated regulatory or judicial proceedings;
     - the potential negative effects of future legislation affecting financial institutions (including without limitation laws concerning taxes, banking, securities and insurance);
     - the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System;
     - the timely development and acceptance of products and services, including products and services offered through alternative delivery channels such as the Internet;
     - the impact on our business, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts;
     - other factors described in this report and in other reports we have filed with the Securities and Exchange Commission; and
     - Our success at managing the risks involved in the foregoing. FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. WE UNDERTAKE NO OBLIGATION

--------------------------------------------------------------------------------

TO UPDATE ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE ON WHICH THE STATEMENT IS MADE TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

Financial Condition
The  composition  of  assets  and  liabilities  for  the  Company is as follows:

                                                          December 31,
                                     ---------------------------------------------------
                                         2004          2003        $Change     % Change
                                     ------------  ------------  ------------  ---------
ASSETS:
  Cash and due from banks            $ 2,976,791   $ 2,068,909   $   907,882      43.88%
  Federal funds sold                  10,787,000    12,166,000    (1,379,000)    -11.33%
  Securities available for sale        6,719,299     5,619,920     1,099,379      19.56%
  Securities held to maturity          6,248,958     6,656,222      (407,264)     -6.12%
  Loans                               53,163,589    52,771,755       391,834       0.74%
  Average loans                       54,028,440    52,606,765     1,421,675       2.70%
  Total assets                        84,493,850    83,797,268       696,582       0.83%
LIABILITIES:
  Deposits                            74,444,918    74,319,181       125,737       0.17%
  Average deposits                    70,967,738    68,431,642     2,536,096       3.71%

  Loan to Deposit                          71.41%        71.01%
  Average Loans to Average Deposits        76.13%        76.87%

The most significant change in the composition of assets was a decrease in federal funds sold. This decrease in federal funds sold was primarily due to management's desire to purchase additional securities available for sale. The increase in cash and due from banks was a result of timing of cash transaction in due from accounts.

Asset  Quality
A summary of changes in the allowance for loan losses of the Company is as follows:

                                                          December 31,
                                              ---------------------------------
                                                 2004        2003       2002
                                              -----------  ---------  ---------
Beginning Balance                             $  780,566   $606,601   $549,795
Add - Provision for possible loan losses         240,000    356,500    150,000
                                              -----------  ---------  ---------
  Subtotal                                     1,020,566    963,101    699,795
                                              -----------  ---------  ---------
Less:
  Loans charged off                              180,598    207,354    109,503
  Recoveries on loans previously charged off     (15,644)   (24,819)   (16,309)
                                              -----------  ---------  ---------
  Net loans charged off                          164,954    182,535     93,194
                                              -----------  ---------  ---------
Balance, end of year                          $  855,612   $780,566   $606,601
                                              ===========  =========  =========

--------------------------------------------------------------------------------

The following is a summary of information pertaining to impaired and non-accrual loans:

                                                                 December 31,
                                                               -----------------
                                                                 2004    2003
                                                               --------  -------
  Impaired loans without a valuation allowance                 $      -  $     -
  Impaired loans with a valuation allowance                           -        -
                                                               --------  -------
  Total impaired loans                                         $      -  $     -
                                                               ========  =======
  Valuation allowance related to impaired loans                $      -  $     -

  Total non-accrual loans                                      $182,000  $     -
  Total loans past-due ninety days or more and still accruing  $156,000  $     -

The loan portfolio is reviewed periodically to evaluate the outstanding loans and to measure the performance of the portfolio and the adequacy of the allowance for loan losses. This analysis includes a review of delinquency trends, actual losses and internal credit ratings. Management's judgment as to the adequacy of the allowance is based upon a number of assumptions about future events which it believes to be reasonable, but which may or may not be reasonable. However, because of the inherent uncertainty of assumptions made during the evaluation process, there can be no assurance that loan losses in future periods will not exceed the allowance for loan losses of that additional allocations to the allowance will not be required.

The Bank's policy is to place loans on non-accrual status when it appears that the collection of principal and interest in accordance with the terms of the loan is doubtful. Any loan which becomes 90 days past due as to principal or interest is automatically placed on non-accrual. Exceptions are allowed for 90-day past due loans when such loans are well secured and in process of collection.

Results  of  Operations

I.   General
The Company's results of operations are determined by its ability to effectively manage interest income and expense, to minimize loan and investment losses, to generate noninterest income and to control noninterest expense. Since interest rates are determined by market forces and economic conditions beyond the control of the Company, the ability to generate interest income is dependent upon the Bank's ability to obtain an adequate spread between the rate earned on earning assets and the rate paid on interest-bearing liabilities. Thus, a key performance measure for net interest income is the interest margin or net yield, which is taxable-equivalent net interest income divided by average earning assets.

The following table shows the related results of operations ratios for Assets and Equity:

                                                                Years Ended December 31,
                                                --------------------------------------------------
                                                    2004          2003       $ Change    % Change
                                                ------------  ------------  -----------  ---------
  Return on Average Assets                             0.90%         0.66%        0.24%     36.36%
  Return on Average Equity                             7.71%         5.70%        2.01%     35.26%
  Average Equity to Average Assets                    11.63%        11.59%        0.04%      0.35%
  Yield on Average Earning Assets                      5.43%         5.55%       -0.12%     -2.23%
  Cost on Average Interest Bearing Liabilities         1.86%         2.30%       -0.44%    -19.21%
  Net Yield on Average Earning Assets                  3.90%         3.65%        0.26%      7.09%
  Total Average Shareholder's Equity            $ 9,380,619   $ 9,013,429   $  367,190       4.07%
  Total Average Assets                          $80,658,770   $77,816,746   $2,842,024       3.65%

I.   The following table shows the significant components of Net Income:

--------------------------------------------------------------------------------

                                         Years Ended December 31,
                             ---------------------------------------------
                                2004        2003      $ Change   % Change
                             ----------  ----------  ----------  ---------
  Interest Income            $4,070,305  $4,009,935  $  60,370       1.51%
  Interest Expense            1,139,738   1,375,046   (235,308)    -17.11%
  Net Interest Income         2,930,567   2,634,889    295,678      11.22%
  Provision for Loan Losses     240,000     356,500   (116,500)    -32.68%
  Net Income                    679,604     484,393    195,211      40.30%
  Net Income Per Share             0.93        0.66       0.27      40.30%

The increase in net interest income was primarily due to an improving interest rate margin resulting from a decrease in interest expense on deposits.

Composition  of  other  noninterest  income  is  as  follows:

                                                          Years Ended December 31,
                                                  ----------------------------------------
                                                    2004      2003    $ Change   % Change
                                                  --------  --------  ---------  ---------
  Service charges on deposit accounts             $458,656  $432,019  $ 26,637       6.17%
  Other service charges, commissions and fees       72,376   107,722   (35,346)    -32.81%
  Gain on sales / calls of investment securities     1,748     2,166      (418)    -19.30%
  Other income                                      56,662    27,821    28,841     103.67%
                                                  --------  --------  ---------  ---------
  Total noninterest income                         589,442   569,728    19,714       3.46%

Service charges on deposit accounts are evaluated against service charges from other banks in the local market and against the Bank's own cost structure in providing the deposit services. This income should grow with the growth in the Bank's demand deposit account base. The change in income is primarily attributable to an increase in service charges on deposit accounts resulting from higher customer activity and an increase in other income resulting primarily from increased credit insurance sales. These increases were partially offset by a decrease in other service charges, commission and fees caused by lower mortgage fee income from the origination of mortgage loans for the secondary market.

Composition  of  other  noninterest  expense  is  as  follows:

                                                             Years Ended December 31,
                                                  -------------------------------------------
                                                     2004        2003     $ Change  % Change
                                                  ----------  ----------  --------  ---------
  Salaries                                        $  888,758  $  836,035  $ 52,723      6.31%
  Employee benefits                                  286,089     247,507    38,582     15.59%
  Net occupancy expense                              197,873     196,739     1,134      0.58%
  Equipment rental and depreciation of equipment     192,088     165,269    26,819     16.23%
  Other expenses                                     764,825     731,070    33,755      4.62%
                                                  ----------  ----------  --------  ---------
  Total noninterest expense                        2,329,633   2,176,620   153,013      7.03%

The change is primarily due to a normal increase in salaries and benefits and the additional of two junior officers in 2004 compared to 2003. Other increases resulted from additional investment in data processing equipment and donations to various charities and non-profit organizations.

--------------------------------------------------------------------------------

Other  major  expenses  included  in  other  expenses  are  as  follows:

                                     -------------------------------------
                                      2004     2003    $ Change  % Change
                                     -------  -------  --------  ---------
  Data processing                    $94,242  $81,618  $12,624      15.47%
  Advertising                         39,123   42,810   (3,687)     -8.61%
  Printing, stationary and supplies   83,618   79,020    4,598       5.82%
  Directors fees                      74,400   69,400    5,000       7.20%

Liquidity

The Bank's internal and external liquidity resources are considered by management to be adequate to handle expected growth and normal cash flow demands from existing deposits and loans.

The  Bank's  liquid  assets  as  a percentage of total deposits were as follows:


                                              December 31,
                                             --------------
                                              2004    2003
                                             ------  ------
  Liquid assets as a percentage of deposits  18.49%  19.15%

The Bank's available federal fund lines of credit with correspondent banks and advances outstanding were as follows:

                                                 December 31,
                                            ----------------------
                                                2004       2003
                                            ----------  ----------
  Federal funds purchased lines  available  $2,900,000  $2,900,000
  Federal funds purchased outstanding                -           -

In addition, the Bank is a member of the Federal Home Loan Bank ("FHLB") and has the ability to get FHLB advances. The Bank had $8,450,000 potentially available advances with the Federal Home Loan Bank at December 31, 2004. At least monthly, management analyzes the level of off-balance sheet commitments such as unfunded loan equivalents, loan repayments, maturity of investment securities, liquid investment and available fund lines in an attempt to minimize the possibility that a potential shortfall will exist.

Capital

The  following  table  summarizes  the  capital  position  of  the  Company:

                                                         December 31,
                                      ----------------------------------------------
                                         2004         2003       $ Change  % Change
                                      -----------  -----------  ---------  ---------
  Total Capital                       $9,742,174   $9,186,804   $555,370       6.05%
  Tier 1 Leverage Ratio                    10.16%        9.21%      0.95%     10.31%
  Risk Weighted Total Capital Ratio        15.73%       14.63%      1.10%      7.52%
  Tier 1 Risk Weighted Capital Ratio       14.48%       13.38%      1.10%      8.22%

The capital of the Company exceeded all prescribed regulatory capital guidelines. Regulations require that the most highly rated banks maintain a Tier 1 leverage ratio of 3% plus an additional cushion of at least 1 to 2 percentage points. Tier 1 capital consists of common shareholders' equity, less certain intangibles. Regulations require that the Bank maintain a minimum total risk weighted capital ratio of 8%, with one-half of this amount, or 4%, made up of Tier 1 capital. Risk-weighted assets consist of balance sheet assets adjusted by risk category, and off-balance sheet assets or equivalents similarly adjusted.

Interest  Rate  Sensitivity

--------------------------------------------------------------------------------

The objective of interest rate sensitivity management is to minimize the effect of interest rate changes on net interest margin while maintaining net interest income at acceptable levels. The Company attempts to accomplish this objective by structuring the balance sheet so that repricing opportunities exist for both assets and liabilities in roughly equivalent amounts at approximately the same time intervals. Imbalances in these repricing opportunities at any time constitute interest rate sensitivity. An indicator of interest rate sensitivity is the difference between interest rate sensitive assets and interest rate sensitive liabilities; this difference is known as the interest rate sensitivity gap.

The  Bank's  interest rate sensitivity position is set forth in the table below:

                                                                 (Dollars in Thousands)
                                                 0-90     91-180    181-365    Over 1 Year     Over
                                                 Days      Days      Days     thru 5 Years    5 Years
                                               --------  --------  --------  --------------  ---------
INTEREST RATE SENSITIVE ASSETS:
  Loans                                        $20,500   $ 3,989   $ 7,057   $      19,930   $  1,508
  Securities                                     1,873       500     1,000           7,093      3,506
  FHLB Stock                                       168         -         -               -          -
  Federal Funds Sold                            10,787         -         -               -          -
                                               --------  --------  --------  --------------  ---------
    Total Interest Rate Sensitive Assets       $33,328   $ 4,489   $ 8,057   $      27,023   $  5,014
                                               --------  --------  --------  --------------  ---------

INTEREST RATE SENSITIVE LIABILITIES:
  Interest Bearing Demand Deposits             $     -   $     -   $     -   $           -   $ 15,336
  Savings and Money Market Deposits             10,671         -         -               -      5,237
  Time Deposits                                  8,442     2,956     8,845          13,372          -
  Other Borrowings                                   -         -         -               -          -
                                               --------  --------  --------  --------------  ---------
    Total Interest Rate Sensitive Liabilities  $19,113   $ 2,956   $ 8,845   $      13,372   $ 20,573
                                               --------  --------  --------  --------------  ---------
Interest Rate Sensitivity GAP                  $14,215   $ 1,533   $  (788)  $      13,651   $(15,559)
                                               --------  --------  --------  --------------  ---------

Cumulative Interest Rate Sensitivity GAP       $14,215   $15,748   $14,960   $      28,611   $ 13,052
                                               --------  --------  --------  --------------  ---------
Cumulative GAP as a % of total assets
  December 31, 2004                              16.82%    18.64%    17.71%          33.86%     15.45%
                                               --------  --------  --------  --------------  ---------
Cumulative GAP as a % of total assets
  December 31, 2003                              18.66%    12.98%     8.70%          27.96%     14.97%
                                               --------  --------  --------  --------------  ---------

Distribution of maturities for available for sale securities is based on amortized cost. Additionally, distribution of maturities for mortgage-backed securities is based on expected final maturities that may be different from the contractual terms.

The interest rate sensitivity table presumes that all loans and securities will perform according to their contractual maturities when, in many cases, actual loan terms are much shorter than the original terms and securities are subject to early redemption. In addition, the table does not necessarily indicate the impact of general interest rate movements on net interest margin since the repricing of various categories of assets and liabilities is subject to competitive pressures and customer needs. The Bank monitors and adjusts its exposure to interest rate risks within specific policy guidelines based on its view of current and expected market conditions.

--------------------------------------------------------------------------------

The Bank has established an asset/liability committee which monitors the Bank's interest rate sensitivity and makes recommendations to the board of directors for actions that need to be taken to maintain a targeted gap range. An analysis is made of the Bank's current cumulative gap each month by management and presented to the board quarterly for a detailed review.

     At December 31, 2004, the above gap analysis indicates a positive cumulative gap position through the one-year time interval of $14,960 thousand. A positive gap position indicates that the Company's rate sensitive assets will reprice faster than its rate sensitive liabilities. The Bank is asset sensitive, meaning that rising rates tend to be beneficial, in the near and long term and is liability sensitive at the three-month and one-year time horizons, meaning that falling rates tend to be beneficial to the Bank's net interest margin. If interest rates were to rise in excess of 200 basis points, the Bank could experience improved earnings in the near term, but such a rate increase might significantly reduce the demand for loans in the Bank's local market, thus diminishing the prospects for improved earnings. If interest rates were to fall in excess of 200 basis points, the Bank could experience a short-term decline in net interest margin and may even have difficulty retaining maturing certificates of deposit without having to pay above market rates. Approximately $30,914 thousand (47.66%) of rate sensitive liabilities reprice within one year and $45,874 thousand (58.88%) of rate sensitive assets reprice within one year.

                                   APPENDIX G
                                   ----------

  EXCERPTS FROM CBC HOLDING COMPANY'S 10-QSB FOR THE NINE MONTHS ENDED SEPTEMBER
                                    30, 2005

                                        CBC HOLDING COMPANY
                                    CONSOLIDATED BALANCE SHEETS
                              SEPTEMBER 30, 2005 AND DECEMBER 31, 2004

---------------------------------------------------------------------------------------------
                                                                (UNAUDITED)      (AUDITED)
                                                               September 30,    December 31,
ASSETS                                                             2005             2004
                                                              ---------------  --------------
Cash and due from banks                                       $    2,615,804   $   2,976,791
Federal funds sold                                                 9,452,000      10,787,000
                                                              ---------------  --------------
  Total cash and cash equivalents                                 12,067,804      13,763,791
                                                              ---------------  --------------

Securities available for sale, at fair value                       6,452,398       6,719,299
Securities held to maturity, at cost                               8,037,021       6,248,958
Federal Home Loan Bank stock, restricted, at cost                    169,100         167,600
Other debt securities                                              1,000,000       1,000,000
Loans, net of unearned income                                     57,022,176      53,163,589
Less - allowance for loan losses                                  (1,059,882)       (855,612)
                                                              ---------------  --------------
  Loans, net                                                      55,962,294      52,307,977
                                                              ---------------  --------------
Bank premises and equipment, net                                   1,925,228       2,007,772
Intangible assets, net of amortization                             1,668,127       1,668,127
Other real estate                                                          -               -
Accrued interest receivable                                          704,064         559,242
Other assets                                                         131,715          51,084
                                                              ---------------  --------------
  TOTAL ASSETS                                                $   88,117,751   $  84,493,850
                                                              ===============  ==============

LIABILITIES AND SHAREHOLDERS' EQUITY

Deposits:
  Non-interest bearing                                        $   10,283,245   $   9,586,184
  Interest bearing                                                67,117,705      64,858,734
                                                              ---------------  --------------
    Total deposits                                                77,400,950      74,444,918
Accrued interest payable                                             102,453          95,542
Accrued expenses and other liabilities                               361,954         211,216
                                                              ---------------  --------------
  Total liabilities                                               77,865,357      74,751,676
                                                              ---------------  --------------
Shareholders' Equity:
  Common stock, $1 par value, authorized 10,000,000 shares,
    issued and outstanding 731,904 in 2005 and 2004                  731,904         731,904
  Paid-in capital surplus                                          6,816,170       6,816,170
  Retained earnings                                                2,739,498       2,196,625
  Accumulated other comprehensive income (loss)                      (35,178)         (2,525)
                                                              ---------------  --------------
    Total shareholders' equity                                    10,252,394       9,742,174
                                                              ---------------  --------------
      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY              $   88,117,751   $  84,493,850
                                                              ===============  ==============

                                               CBC HOLDING COMPANY
                                        CONSOLIDATED STATEMENTS OF INCOME
                         FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004
                                                    (UNAUDITED)

---------------------------------------------------------------------------------------------------------
                                                             Three Months Ended      Nine Months Ended
                                                                September 30,          September 30,
                                                           ----------------------  ----------------------
                                                              2005        2004        2005        2004
                                                           ----------  ----------  ----------  ----------
INTEREST AND DIVIDEND INCOME:
  Interest and fees on loans                               $1,042,736  $  904,235  $2,915,329  $2,615,587
  Interest on securities:
    Taxable income                                            103,204      80,087     320,092     241,568
    Non-taxable income                                          9,802      14,653      29,809      54,375
  Income on federal funds sold                                 76,583      13,144     186,407      57,643
  Other interest income                                        17,285      14,441      51,163      45,477
                                                           ----------  ----------  ----------  ----------
    Total interest and dividend income                      1,249,610   1,026,560   3,502,800   3,014,650
                                                           ----------  ----------  ----------  ----------
INTEREST EXPENSE:
  Deposits                                                    377,557     267,612   1,041,834     845,019
  Other interest expense                                            -           -           -           -
                                                           ----------  ----------  ----------  ----------
      Total interest expense                                  377,557     267,612   1,041,834     845,019
                                                           ----------  ----------  ----------  ----------

  Net interest income before provision for loan losses        872,053     758,948   2,460,966   2,169,631
  Less - provision for loan losses                             60,000      60,000     180,000     180,000
                                                           ----------  ----------  ----------  ----------
      Net interest income after provision for loan losses     812,053     698,948   2,280,966   1,989,631
                                                           ----------  ----------  ----------  ----------
NONINTEREST INCOME:
  Service charges on deposit accounts                         126,557     132,916     358,224     338,403
  Other service charges, commissions and fees                  36,461      12,486      95,988      50,679
  Gain on sales / calls of investment securities                    -           -           -       1,748
  Gain on sale of assets                                        8,553           -       8,553           -
  Other income                                                  7,286      10,543      23,866      41,185
                                                           ----------  ----------  ----------  ----------
    Total noninterest income                                  178,857     155,945     486,631     432,015
                                                           ----------  ----------  ----------  ----------
NONINTEREST EXPENSE:
  Salaries                                                    229,229     225,675     700,972     664,199
  Employee benefits                                            73,864      69,274     222,069     206,808
  Net occupancy expense                                        49,331      52,959     147,055     161,775
  Equipment rental and depreciation of equipment               49,614      50,615     145,442     142,950
  Other expenses                                              213,505     175,148     638,218     567,012
                                                           ----------  ----------  ----------  ----------
    Total noninterest expense                                 615,543     573,671   1,853,756   1,742,744
                                                           ----------  ----------  ----------  ----------
INCOME BEFORE INCOME TAXES                                    375,367     281,222     913,841     678,902
  Provision for income taxes                                  123,578      82,977     297,777     192,012
                                                           ----------  ----------  ----------  ----------
NET INCOME                                                 $  251,789  $  198,245  $  616,064  $  486,890
                                                           ==========  ==========  ==========  ==========
EARNINGS PER SHARE:
  Basic                                                    $     0.34  $     0.27  $     0.84  $     0.67
                                                           ==========  ==========  ==========  ==========
  Diluted                                                  $     0.34  $     0.27  $     0.84  $     0.67
                                                           ==========  ==========  ==========  ==========

                                              CBC HOLDING COMPANY
                                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004
                                                   (UNAUDITED)

---------------------------------------------------------------------------------------------------------
                                                                       Nine Months Ended September 30,
                                                                     ------------------------------------
                                                                           2005               2004
                                                                     -----------------  -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                           $        616,064   $        486,890
  Adjustments to reconcile net income to net cash provided by operating activities:
    Provision for loan losses                                                 180,000            110,214
    Depreciation                                                              142,570            139,455
    Net amortization (accretion) on securities                                 22,732             72,567
    Gain on sales / calls of investment securities                                  -             (1,748)
    Gain on sale of assets                                                     (8,553)                 -
    Changes in accrued income and other assets                               (225,453)          (103,584)
    Changes in accrued expenses and other liabilities                         174,470            114,177
                                                                     -----------------  -----------------
      Net cash provided by operating activities                               901,830            817,971
                                                                     -----------------  -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Net change in loans to customers                                         (3,834,317)        (3,432,927)
  Purchase of available for sale securities                                (1,000,000)        (4,005,359)
  Proceeds from maturities/calls of available for sale securities           1,752,137          2,391,367
  Purchase of held to maturity securities                                  (5,724,320)                 -
  Proceeds from maturities/calls of held to maturity securities             3,378,815          1,620,989
  Purchases of Federal Home Loan Bank stock                                    (1,500)           (39,300)
  Proceeds from redemption of Federal Home Loan Bank stock                          -                  -
  Property and equipment expenditures                                        (141,473)          (151,369)
  Proceeds from sales of property and other real estate                        90,000             99,971
                                                                     -----------------  -----------------
      Net cash used in investing activities                                (5,480,658)        (3,516,628)
                                                                     -----------------  -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net change in deposits                                                    2,956,032         (5,068,014)
  Cash dividends paid                                                         (73,191)           (73,190)
                                                                     -----------------  -----------------
      Net cash provided by financing activities                             2,882,841         (5,141,204)
                                                                     -----------------  -----------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                       (1,695,987)        (7,839,861)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                               13,763,791         14,234,909
                                                                     -----------------  -----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                             $     12,067,804   $      6,395,048
                                                                     =================  =================

I.   (1)  Basis  of  Presentation

The consolidated financial statements include the accounts of CBC Holding Company (the "Company") and its wholly owned subsidiary, Community Banking Company of Fitzgerald (the "Bank"). All significant intercompany balances and transactions have been eliminated in consolidation.

     The Company was incorporated as a Georgia corporation on October 15, 1996 for the purpose of acquiring all of the issued and outstanding shares of common stock of the Bank. The Bank provides a variety of financial services to individuals and

                               CBC HOLDING COMPANY
ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS
                                  OF OPERATIONS
                 FOR EACH OF THE NINE MONTHS IN THE PERIOD ENDED
                           SEPTEMBER 30, 2005 AND 2004
--------------------------------------------------------------------------------

small businesses through its offices in South Georgia. The Bank offers a full range of commercial and personal loans. The Bank makes loans to individuals for purposes such as home mortgage financing, personal vehicles, various consumer purchases and other personal and family needs. The Bank makes commercial loans to businesses for purposes such as providing equipment and machinery purchases, commercial real estate purchases and working capital. The Bank offers a full range of deposit services that are typically available from financial institutions, including NOW accounts, demand, savings and other time deposits. In addition, retirement accounts such as Individual Retirement Accounts are available. All deposit accounts are insured by the FDIC up to the maximum amount currently permitted by law.

     The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information, and with the instructions to Form 10-QSB and Item 310 (b) of Regulation S-B of the Securities and Exchange Commission ("SEC"). Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the period ended September 30, 2005, are not necessarily indicative of the results that may be expected for the year ended December 31, 2005. For further information refer to the financial statements and footnotes thereto included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004, which was filed with the SEC.

(2)  New  and  Pending  Pronouncements

     There are no other recent accounting pronouncements that have had, or are expected to have, a material effect on the Company's financial statements.

(3)  Other  Comprehensive  Income

     During the nine months ended September 30, 2005, the Company had unrealized holding gains (losses) on investment securities which were reported as comprehensive income. An analysis of accumulated other comprehensive income since December 31, 2004 follows:

Accumulated other comprehensive income (loss) at December 31, 2004    $ (2,525)
Other comprehensive income, net of tax:
  Gross change in unrealized loss on securities availible for sale     (43,755)
  Deferred tax effect                                                   11,102
                                                                      ---------
    Net change                                                         (32,653)
  Less: Reclassification adjustment for gains realized
    in net income                                                            -
                                                                      ---------
Accumulated other comprehensive income (loss) at September 30, 2005   $(35,178)
                                                                      ---------

                               CBC HOLDING COMPANY
ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS
                                  OF OPERATIONS
                 FOR EACH OF THE NINE MONTHS IN THE PERIOD ENDED
                           SEPTEMBER 30, 2005 AND 2004
--------------------------------------------------------------------------------

     THE FOLLOWING DISCUSSION OF FINANCIAL CONDITION AS OF SEPTEMBER 30, 2005 COMPARED TO DECEMBER 31, 2004, AND THE RESULTS OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005 COMPARED TO THE NINE MONTHS ENDED SEPTEMBER 30, 2004 SHOULD BE READ IN CONJUNCTION WITH THE CONDENSED FINANCIAL STATEMENTS AND ACCOMPANYING FOOTNOTES APPEARING IN THIS REPORT.

Advisory Note Regarding Forward-Looking Statements

The statements contained in this report on Form 10-QSB that are not historical facts are forward-looking statements subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. We caution readers of this report that such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of us to be materially different from those expressed or implied by such forward-looking statements. Although we believe that our expectations of future performance is based on reasonable assumptions within the bounds of our knowledge of our business and operations, there can be no assurance that actual results will not differ materially from our expectations.

Factors which could cause actual results to differ from expectations include, among other things:

     - the challenges, costs and complications associated with the continued development of our branches;
     - the potential that loan charge-offs may exceed the allowance for loan losses or that such allowance will be increased as a result of factors beyond the control of us;
     -    our  dependence  on  senior  management;
     - competition from existing financial institutions operating in our market areas as well as the entry into such areas of new competitors with greater resources, broader branch networks and more comprehensive services;
     - adverse conditions in the stock market, the public debt market, and other capital markets (including changes in interest rate conditions);
     - changes in deposit rates, the net interest margin, and funding sources;
     -    inflation,  interest  rate,  market,  and  monetary  fluctuations;
     - risks inherent in making loans including repayment risks and value of collateral;
     - the strength of the United States economy in general and the strength of the local economies in which we conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on our loan portfolio and allowance for loan losses;
     -    fluctuations  in  consumer  spending  and  saving  habits;
     -    the  demand  for  our  products  and  services;
     -    technological  changes;
     - the challenges and uncertainties in the implementation of our expansion and development strategies;
     -    the  ability  to  increase  market  share;
     -    the  adequacy of expense projections and estimates of impairment loss;
     - the impact of changes in accounting policies by the Securities and Exchange Commission;
     -    unanticipated  regulatory  or  judicial  proceedings;
     - the potential negative effects of future legislation affecting financial institutions (including without limitation laws concerning taxes, banking, securities, and insurance);
     - the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System;
     - the timely development and acceptance of products and services, including products and services offered through alternative delivery channels such as the Internet;
     - the impact on our business, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts;
     - other factors described in this report and in other reports we have filed with the Securities and Exchange Commission; and
     -    Our  success  at  managing  the  risks  involved  in  the  foregoing.

     FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. WE UNDERTAKE NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE ON WHICH THE

                               CBC HOLDING COMPANY
ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS
                                  OF OPERATIONS
                 FOR EACH OF THE NINE MONTHS IN THE PERIOD ENDED
                           SEPTEMBER 30, 2005 AND 2004
--------------------------------------------------------------------------------

STATEMENT  IS  MADE  TO  REFLECT  THE  OCCURRENCE  OF  UNANTICIPATED  EVENTS.

CRITICAL ACCOUNTING POLICIES

Allowance for Loan Losses - A loan is considered impaired, based on current information and events, if it is probable that the Company will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. Uncollateralized loans are measured for impairment based on the present value of expected future cash flows discounted at the historical effective interest rate, while all collateral-dependent loans are measured for impairment based on the fair value of the collateral. The Bank uses several factors in determining if a loan is impaired. The internal asset classification procedures include a thorough review of significant loans and lending relationships and include the accumulation of related data. This data includes loan payment status, borrowers' financial data, and borrowers' operating factors such as cash flows, operating income or loss, etc.

The allowance for loan losses is established through charges to earnings in the form of a provision for loan losses. Increases and decreases in the allowance due to changes in the measurement of the impaired loans are included in the provision for loan losses. Loans continue to be classified as impaired unless they are brought fully current and the collection of scheduled interest and principal is considered probable. When a loan or portion of a loan is determined to be uncollectible, the portion deemed uncollectible is charged against the allowance and subsequent recoveries, if any, are credited to the allowance.

Management's periodic evaluation of the adequacy of the allowance also considers impaired loans and takes into consideration the Bank's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrowers' ability to repay, estimated value of any underlying collateral, and current economic conditions. While management believes that it has established the allowance in accordance with generally accepted accounting principles and has taken into account the views of its regulators and the current economic environment, there can be no assurance that in the future the Bank's regulators or its economic environment will not require further increases in the allowance.

Financial Condition
The  composition  of  assets  and  liabilities  for  the  Company is as follows:

                                  September 30,    December 31,
                                      2005             2004           $ Change        % Change
                                 ---------------  ---------------  ---------------  --------------
ASSETS:
  Cash and due from banks        $    2,615,804   $    2,976,791   $     (360,987)         -12.13%
  Federal funds sold                  9,452,000       10,787,000       (1,335,000)         -12.38%
  Securities available for sale       6,452,398        6,719,299         (266,901)          -3.97%
  Securities held to maturity         8,037,021        6,248,958        1,788,063           28.61%
  Loans                              57,022,176       53,163,589        3,858,587            7.26%
  Total assets                       88,117,751       84,493,850        3,623,901            4.29%
LIABILITIES:
  Deposits                           77,400,950       74,444,918        2,956,032            3.97%

  Loan to Deposit Ratio                   73.67%           71.41%


The most significant changes in the composition of assets was a decrease in Federal funds sold, which was used to fund the increase in loans due to continued growth of the Company and the increased investment in securities held to maturity.

Asset  Quality

                               CBC HOLDING COMPANY
ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS
                                  OF OPERATIONS
                 FOR EACH OF THE NINE MONTHS IN THE PERIOD ENDED
                           SEPTEMBER 30, 2005 AND 2004
--------------------------------------------------------------------------------

The composition of nonperforming assets which includes nonaccruing loans, repossessed collateral and loans for which payments are more than 90 days past due is shown below.

                                                 September 30,    December 31,
                                                     2005            2004
                                                ---------------  --------------
  Loans on nonaccrual                           $      168,000   $     182,000
  Loans greater than 90 days past due                   69,000         156,000
  Other real estate owned                                    -               -
  Other repossessed collateral                               -               -
                                                ---------------  --------------

    Total nonperforming assets                  $      237,000   $     338,000
                                                ===============  ==============

  Total nonperforming assets as a percentage
  of total loans (gross) and other real estate            0.42%           0.64%
                                                ---------------  --------------

At this time, management does not expect any material losses due to the collateral position of these credits. There were no related party loans, which were considered nonperforming at September 30, 2005.

A summary of changes in the allowance for loan losses of the Company is as follows:

                                                       % of Loans
                                                       -----------
     Balance at December 31, 2004          $  855,612        1.61%
                                                       ===========
       Add: Provision for loan losses         180,000
                                           ----------
                                            1,035,612
       Less: Net (charge-offs) recoveries      24,270
                                           ----------
     Balance at September 30, 2005         $1,059,882        1.86%
                                           ----------  ===========

The loan portfolio is reviewed periodically to evaluate the outstanding loans and to measure the performance of the portfolio and the adequacy of the allowance for loan losses. This analysis includes a review of delinquency trends, actual losses and internal credit ratings. Management's judgment as to the adequacy of the allowance is based upon a number of assumptions about future events which it believes to be reasonable, but which may or may not be reasonable. However, because of the inherent uncertainty of assumptions made during the evaluation process, there can be no assurance that loan losses in future periods will not exceed the allowance for loan losses of that additional allocations to the allowance will not be required.

The Bank's policy is to place loans on non-accrual status when it appears that the collection of principal and interest in accordance with the terms of the loan is doubtful. Any loan which becomes 90 days past due as to principal or interest is automatically placed on non-accrual. Exceptions are allowed for 90-day past due loans when such loans are well secured and in process of collection.

Results  of  Operations

1    General
The Company's results of operations are determined by its ability to effectively manage interest income and expense, to minimize loan and investment losses, to generate noninterest income and to control noninterest expense. Since interest rates are determined by market forces and economic conditions beyond the control of the Company, the ability to generate interest income is dependent upon the Bank's ability to obtain an adequate spread between the rate earned on earning assets and the rate paid on interest-bearing liabilities.

                              CBC HOLDING COMPANY
ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS
                                  OF OPERATIONS
                FOR EACH OF THE NINE MONTHS IN THE PERIOD ENDED
                          SEPTEMBER 30, 2005 AND 2004
--------------------------------------------------------------------------------

1    The following table shows the significant components of Net Income:

                                       Nine Months Ended
                                         September 30,
                                     ----------------------
                                        2005        2004     $ Change   % Change
                                     ----------  ----------  ---------  ---------
     Interest Income                 $3,502,800  $3,014,650  $ 488,150     16.19%
     Interest Expense                 1,041,834     845,019    196,815     23.29%
     Net Interest Income              2,460,966   2,169,631    291,335     13.43%
     Provision for Loan Losses          180,000     180,000          -         -
     Net Income                         616,064     486,890    129,174     26.53%
     Net Income Per Diluted Shares   $     0.84  $     0.67       0.18     26.53%

1    The  increase  in net interest income was primarily due to an improving net interest rate margin due to the improving interest rate environment and improved mix of earning assets.

Composition  of  other  noninterest  income  is  as  follows:

                                                      Nine Months Ended
                                                         September 30,
                                                     --------------------
                                                       2005       2004      $Change    % Change
                                                     ---------  ---------  ----------  ---------
     Service charges on deposit accounts             $ 358,224  $ 338,403  $  19,821       5.86%
     Other service charges, commissions and fees        95,988     50,679     45,309      89.40%
     Gain on sales / calls of investment securities          -      1,748     (1,748)   -100.00%
     Gain on sale of assets                              8,553          -      8,553     100.00%
     Other income                                       23,866     41,185    (17,319)    -42.05%
                                                     ---------  ---------  ----------  ---------
     Total noninterest income                          486,631    432,015     54,616      12.64%

Service charges on deposit accounts are evaluated against service charges from other banks in the local market and against the Bank's own cost structure in providing the deposit services. This income should grow with the growth in the Bank's demand deposit account base. The increase in income is primarily attributable to an increase in overdraft fees of $26,170 in the first nine months of 2005 compared to the same period for 2004. Also, mortgage fee income increased $20,412 in the first nine months of 2005 compared to the same period for 2004, as well as fees from ATM/Master Money transactions which increased $5,873. These increases were partially offset by a decrease in credit life insurance income of $13,344 in the first nine months of 2005 compared to the same period for 2004.

                              CBC HOLDING COMPANY
ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS
                                  OF OPERATIONS
                FOR EACH OF THE NINE MONTHS IN THE PERIOD ENDED
                          SEPTEMBER 30, 2005 AND 2004
--------------------------------------------------------------------------------

Composition  of  other  noninterest  expense  is  as  follows:

                                                    Nine Months Ended
                                                      September 30,
                                                  ----------------------
                                                     2005        2004      $Change    % Change
                                                  ----------  ----------  ----------  ---------
  Salaries                                        $  700,972  $  664,199  $  36,773       5.54%
  Employee benefits                                  222,069     206,808     15,261       7.38%
  Net occupancy expense                              147,055     161,775    (14,720)     -9.10%
  Equipment rental and depreciation of equipment     145,442     142,950      2,492       1.74%
  Other expenses                                     638,218     567,012     71,206      12.56%
                                                  ----------  ----------  ----------  ---------
    Total noninterest expense                      1,853,756   1,742,744    111,012       6.37%

The change is primarily due to a normal increase in salaries and benefits and the addition of personnel. Other increases resulted from higher employee health insurance premiums and other employee related costs.

Major  expenses  included  in  other  expenses  are  as  follows:

                                     Nine Months Ended
                                       September 30,
                                   --------------------
                                     2005       2004
                                   ---------  ---------
Supplies                              49,615     44,517
Director and committtee fees          55,800     55,800
Data processing                       97,532     64,575
Professional Fees                     67,537     45,445

Liquidity

The Bank's internal and external liquidity resources are considered by management to be adequate to handle expected growth and normal cash flow demands from existing deposits and loans.

The  Bank's  liquid  assets  as  a percentage of total deposits were as follows:

                                              September 30,    December 31,
                                                  2005             2004
                                             ---------------  --------------
  Liquid assets as a percentage of deposits           15.59%          18.49%

The Bank's available federal fund lines of credit with correspondent banks and advances outstanding were as follows:

                                              September 30,    December 31,
                                                  2005            2004
                                             ---------------  --------------
  Federal funds purchased lines  available   $    2,900,000   $   2,900,000

In addition, the Bank is a member of the Federal Home Loan Bank ("FHLB") and has the ability to get FHLB advances. The Bank had $8,450,000 potentially available advances with the Federal Home Loan Bank at September 30, 2005. At least monthly, management analyzes the level of off-balance sheet commitments such as unfunded loan equivalents, loan repayments, maturity of investment securities, liquid investment and available fund lines in an attempt to minimize the possibility that a potential shortfall will exist.

                               CBC HOLDING COMPANY
ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS
                                  OF OPERATIONS
                 FOR EACH OF THE NINE MONTHS IN THE PERIOD ENDED
                           SEPTEMBER 30, 2005 AND 2004
--------------------------------------------------------------------------------

Capital

The  following  table  summarizes  the  capital  position  of  the  Company:

                                       September 30,    December 31,
                                           2005             2004           $ Change         % Change
                                      ---------------  ---------------  ---------------  --------------
  Total Capital                       $   10,252,394   $    9,742,174   $      510,220            5.24%
  Tier 1 Leverage Ratio                        10.24%           10.16%            0.08%           0.79%
  Risk Weighted Total Capital Ratio            15.63%           15.73%           -0.10%          -0.64%
  Tier 1 Risk Weighted Capital Ratio           14.37%           14.48%           -0.11%          -0.76%

The capital of the Company exceeded all prescribed regulatory capital guidelines. Regulations require that the most highly rated banks maintain a Tier 1 leverage ratio of 3% plus an additional cushion of at least 1 to 2 percentage points. Tier 1 capital consists of common shareholders' equity, less certain intangibles. Regulations require that the Bank maintain a minimum total risk weighted capital ratio of 8%, with one-half of this amount, or 4%, made up of Tier 1 capital. Risk-weighted assets consist of balance sheet assets adjusted by risk category, and off-balance sheet assets or equivalents similarly adjusted.

                              CBC HOLDING COMPANY
                        ITEM 3. CONTROLS AND PROCEDURES
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005
--------------------------------------------------------------------------------

The Company's management, including the Chief Executive Officer who also acts as the Company's Chief Financial Officer, supervised and participated in an evaluation of the effectiveness of its disclosure controls and procedures (as defined in federal securities rules) as of the end of the period covered by this report. Based on, and as of the date of, that evaluation, the Company's Chief Executive Officer has concluded that the Company's disclosure controls and procedures were effective in accumulating and communicating information to management, including the Chief Executive Officer, as appropriate to allow timely decisions regarding required disclosures of that information under the Securities and Exchange Commission's rules and forms and that the Company's disclosure controls and procedures are designed to ensure that the information required to be disclosed in reports that are filed or submitted by the Company under the Securities Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

During the third quarter of 2005, there were no significant changes in the Company's internal control over financial reporting or, to the Company's knowledge, in other factors that could significantly affect those internal controls subsequent to the date the Company carried out its evaluation that have materially affected, or are reasonably likely to materially affect, the Company's internal control over financial reporting, and there have been no corrective actions with respect to significant deficiencies or material weaknesses.

                                                                Preliminary Copy

                              CBC HOLDING COMPANY
            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
      THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON ____________, 200__

The undersigned hereby appoints George M. Ray and ____________, or either of them, proxies, with power of substitution, to vote the shares of common stock of CBC Holding Company (the "Company') that the undersigned is entitled to vote at the special meeting (the "Special Meeting") of shareholders to be held at ______________ on _____________, 200__ at ____ p.m. and any adjournment thereof, as  follows:

     PROPOSAL:     To  adopt  the  Agreement  and  Plan  of Reorganization dated
                   ________,  2005  between  CBC Holding Company and CBC Interim
                   Corporation  attached  as  Appendix  A to the proxy statement
                                              -----------
                   circulated in connection with the Special Meeting:

     [ ]  FOR               [ ]  AGAINST               [ ]  ABSTAIN

     DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS THAT MAY COME BEFORE THIS SPECIAL MEETING.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS
---
WHICH  MAY  PROPERLY  COME  BEFORE  THE  SPECIAL  MEETING.

NOTE: Signatures should correspond exactly with the name or names appearing on the stock certificate(s). If shares are registered in more than one name, all holders must sign. A corporation should sign in its full corporate name by a duly authorized officer, stating his or her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving full title as such. If a partnership, please sign in the partnership name by an authorized person.

                                      Dated: _____________, 200__


                                      ------------------------------------------
                                      Name(s) of Shareholder(s)


                                      ------------------------------------------
                                      Signature(s) of Shareholder(s)


                                      ------------------------------------------
                                      Title (if signing representative capacity)

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED
                                    ENVELOPE.
                              NO POSTAGE NECESSARY.

  PLEASE INDICATE BELOW WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING.
                            [ ]  YES          [ ]  NO
                    Please Return Proxy As Soon As Possible
                    ---------------------------------------

                                  INSTRUCTIONS
                            FOR RETURNING DOCUMENTS


     To continue to be a CBC Holding Company shareholder after the reorganization, eligible shareholders must return the following signed and completed documents to CBC Holding Company in the envelope provided at or before
5:00 p.m.,           ,           , 2006:
----------------------------------------

     - THE SIGNATURE PAGE TO THE CBC HOLDING COMPANY SHAREHOLDERS AGREEMENT (THE BLUE ATTACHMENT); AND

     -    THE S-CORPORATION ELECTION FORM 2553 (THE YELLOW ATTACHMENT).

     As described in the attached proxy statement, only those shareholders who are (1) eligible subchapter S corporation shareholders and (2) together with any of their family members electing to be treated as a single shareholder, are one of the 70 Electing Family Groups collectively holding the most shares of common stock of CBC Holding Company OR are an employee or emeritus director of CBC Holding Company or its subsidiary are eligible to continue to be shareholders of CBC Holding Company after the reorganization. Generally, individuals who are citizens or residents of the United States, estates and certain trusts are eligible to be subchapter S corporation shareholders. Corporations, limited liability companies, partnerships and IRAs are not eligible subchapter S corporation shareholders.

     IF YOU ARE OTHERWISE ELIGIBLE TO CONTINUE TO BE A CBC HOLDING COMPANY SHAREHOLDER AFTER THE REORGANIZATION, BUT WISH TO RECEIVE $17.80 IN CASH FOR EACH OF YOUR SHARES RATHER THAN CONTINUE TO BE A SHAREHOLDER AFTER THE REORGANIZATION, WE ASK THAT YOU PLEASE MARK THE BOX BELOW AND SIGN AND RETURN THIS INSTRUCTION SHEET TO CBC HOLDING COMPANY IN THE ENVELOP PROVIDED AT OR
BEFORE 5:00 P.M.,           ,          , 2006.
       --------------------------------------

     [ ] I WISH TO RECEIVE $17.80 IN CASH FOR EACH OF MY SHARES OF CBC HOLDING COMPANY COMMON STOCK IN THE REORGANIZATION.


                                      ------------------------------------------
                                      SIGNATURE                    DATE

                                      ------------------------------------------
                                      PRINT NAME

     All ineligible shareholders and any eligible shareholders who do not return the Shareholders Agreement and S-Corporation Election Form 2553 or who indicate that they would like to receive cash will receive $17.80 in cash for each of their shares of CBC Holding Company common stock in the reorganization. After the effective time of the reorganization, we will mail instructions for exchanging shares for cash to those shareholders who are entitled to receive cash for their shares of CBC Holding Company common stock in the reorganization.


                                      G-15